    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2010

                                                 FILE NOS. 333-67904; 811-05343

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4


  REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                      OF 1933
                          PRE-EFFECTIVE AMENDMENT
                          NO.                                               [_]
                          POST-EFFECTIVE
                          AMENDMENT NO. 16                                  [X]

                     AND/OR

    REGISTRATION STATEMENT UNDER THE INVESTMENT
                COMPANY ACT OF 1940
                 AMENDMENT NO. 258                                          [X]
         (CHECK APPROPRIATE BOX OR BOXES)


                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                          (EXACT NAME OF REGISTRANT)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             6610 WEST BROAD STREET RICHMOND, VIRGINIA          23230
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                (804) 281-6000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                            MICHAEL D. PAPPAS, ESQ.
                           ASSOCIATE GENERAL COUNSEL

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

          -------------------------------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Upon the effective date of this Post-Effective Amendment to this Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2010 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Scheduled Purchase Payment Variable Deferred Annuity Contracts

================================================================================

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                                PROSPECTUS FOR
        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS
                                $1,000,000,000

                                  ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

Genworth Life and Annuity Insurance Company discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in this prospectus.


This prospectus dated April 30, 2010, describes scheduled purchase payment variable deferred annuity contracts (the "contracts") for individuals or groups and certain qualified and non-qualified retirement plans. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.

This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 1 (the "Variable Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.


The contract offers you the payment of periodic annuity benefits and the accumulation of Contract Value. If you satisfy certain conditions, you will receive lifetime Income Payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date ("due date") each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the GE Investments Funds, Inc. -- Total Return Fund (the "Total Return Fund"). All shares of the Total Return Fund outstanding on May 1, 2006 were re-designated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. The Subaccount will invest in Class 3 shares, for contracts issued on or after May 1, 2006. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, you must pay interest on that payment. The interest must be paid within one year of the transfer due date in order to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our Guarantee Account until we receive your instructions.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. Amounts you surrender or partially withdraw may be subject to a surrender or access charge; amounts you surrender or partially withdraw from the non-unitized separate account may also be subject to a Market Value Adjustment. You must repay any amount you receive from the Subaccount, PLUS interest, within one year of the partial withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

The value of your contract before your Income Payments begin, and the amount of your Income Payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund. You bear the risk of investment loss.

YOU SHOULD NOT PURCHASE THIS CONTRACT UNLESS YOU BELIEVE YOU CAN MAKE ALL REQUIRED PAYMENTS AND YOU INTEND TO TAKE YOUR ANNUITY BENEFITS IN THE FORM OF MONTHLY INCOME PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

Your investment in the contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any government agency

  .  Is NOT available in every state

  .  MAY go down in value


A Statement of Additional Information, dated April 30, 2010, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.


For general information or to obtain free copies of the:


  .  Statement of Additional Information;


  .  annual report for the Variable Account;

  .  prospectus, annual report or semi-annual report for the Total Return Fund;
     or

  .  any required forms,

                          call us at 800.352.9910; or

                                 write us at:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

Material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

TABLE OF CONTENTS


DEFINITIONS..................................................................  5

FEE TABLES...................................................................  7
   Examples..................................................................  9

CONDENSED FINANCIAL INFORMATION..............................................  9

SYNOPSIS AND RISK FACTORS.................................................... 10

INVESTMENT RESULTS........................................................... 15

THE COMPANY.................................................................. 15
   Financial Condition of the Company........................................ 15

THE VARIABLE ACCOUNT......................................................... 16
   The Subaccount and the Total Return Fund.................................. 17
   Voting Rights............................................................. 18
   Changes to the Variable Account and the Subaccount........................ 19
   The Subaccount -- Policies and Procedures................................. 19

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT.................. 19
   The Guarantee Account..................................................... 19
   The Immediate Installment Account......................................... 20

THE CONTRACT................................................................. 21
   Ownership................................................................. 21
   Annuitant/Joint Annuitant................................................. 21
   Assignment................................................................ 22
   Guaranteed Minimum Income Payments........................................ 22
   Purchase Payments......................................................... 22
   Grace Period.............................................................. 25
   Reinstatement............................................................. 25
   Scheduled Purchase Payments............................................... 25
   Flexible Purchase Payments and Immediate Installments..................... 25
   Allocation of Purchase Payments........................................... 26
   Optional Riders........................................................... 27
   Valuation Day and Valuation Period........................................ 29
   Valuation of Accumulation Units........................................... 29

SURRENDER AND PARTIAL WITHDRAWALS............................................ 29

CHARGES AND OTHER DEDUCTIONS................................................. 31
   Surrender Charges, Access Charges and Market Value Adjustments............ 32
   Deductions from the Variable Account...................................... 36
   Deductions for Taxes...................................................... 36
   Purchase Payments for the Optional Riders................................. 36
   Other Charges and Deductions.............................................. 37

THE DEATH BENEFIT............................................................ 37
   Death Benefit Upon Death of an Owner Before the Annuity Commencement Date. 37
   Death Benefit Amount...................................................... 37
   Required Distributions.................................................... 37
   Distribution Rules........................................................ 38
   Death Benefit After the Annuity Commencement Date......................... 38


BENEFITS AT ANNUITY COMMENCEMENT DATE........................................  39
   Guaranteed Minimum Income Payments........................................  40

OPTIONAL PAYMENT PLANS.......................................................  41

FEDERAL INCOME TAX MATTERS...................................................  43
   Introduction..............................................................  43
   Taxation of Non-Qualified Contracts.......................................  43
   Qualified Retirement Plans................................................  46
   Federal Income Tax Withholding............................................  49
   State Income Tax Withholding..............................................  49
   Tax Status of the Company.................................................  49
   Federal Estate Taxes......................................................  50
   Generation-Skipping Transfer Tax..........................................  50
   Annuity Purchases by Residents of Puerto Rico.............................  50
   Annuity Purchases by Nonresident Aliens and Foreign Corporations..........  50
   Foreign Tax Credits.......................................................  50
   Changes in the Law........................................................  50

REQUESTING PAYMENTS..........................................................  50

SALES OF THE CONTRACTS.......................................................  51

LEGAL PROCEEDINGS............................................................  52

ADDITIONAL INFORMATION.......................................................  53
   Owner Questions...........................................................  53
   Return Privilege..........................................................  53
   State Regulation..........................................................  53
   Evidence of Death, Age, Gender or Survival................................  54
   Records and Reports.......................................................  54
   Legal Matters.............................................................  54
   Exemption to File Periodic Reports........................................  54
   Where You Can Find More Information.......................................  54

APPENDIX -- ANNUITY CROSS FUNDING PROGRAM.................................... A-1

DEFINITIONS

The following defined terms are used throughout this prospectus:

ACCUMULATION PERIOD -- The period from the date your contract is issued until the date Income Payments begin.

ACCUMULATION UNIT -- An accounting unit of measure we use to calculate the value of the Subaccount until the date Income Payments begin.

ADJUSTMENT ACCOUNT -- An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

ANNUAL VARIABLE ANNUITY BENEFIT -- The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

ANNUITANT/JOINT ANNUITANT -- The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person.

ANNUITY COMMENCEMENT DATE -- The date Income Payments are scheduled to begin as chosen at the time of application. This date must be a date at least 10 years from the date the contract is issued and may not be changed once the contract is issued.

ANNUITY UNIT -- An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

ANNUITY YEAR -- The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

CALCULATED LEVEL MONTHLY BENEFIT -- One-twelfth of the Annual Variable Annuity Benefit PLUS level interest over a twelve month period.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT DATE -- The date we issue your contract. Your Contract Date is shown on your contract's data pages.

CONTRACT VALUE -- The sum of your contract's Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

CONTRACT YEAR -- Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

DEATH BENEFIT -- The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

DESIGNATED BENEFICIARY(IES) -- The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

FLEXIBLE PURCHASE PAYMENT -- A Purchase Payment that is not a Scheduled Purchase Payment.

FUNDING ANNUITY -- A variable deferred annuity issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

GENERAL ACCOUNT -- Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

GUARANTEE ACCOUNT -- An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

GUARANTEE ACCOUNT VALUE -- Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (PLUS transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) PLUS interest credited on those payments (or transfers), MINUS transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

GUARANTEED MINIMUM INCOME PAYMENT -- The minimum amount of each monthly Income Payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

HOME OFFICE -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

IMMEDIATE INSTALLMENT -- A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

IMMEDIATE INSTALLMENT ACCOUNT -- Genworth Life & Annuity MVA Separate Account, a separate account of the Company to which your Flexible Purchase Payments are allocated.

IMMEDIATE INSTALLMENT ACCOUNT VALUE -- The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

INCOME PAYMENT -- One of a series of payments made under either monthly Income Payments at the Annuity Commencement Date or one of the Optional Payment Plans.

MARKET VALUE ADJUSTMENT -- A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

MONTHLY DUE DATE -- The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

NON-QUALIFIED CONTRACT -- A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

OWNER -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract's data pages. "You" or "your" refers to the Owner or Joint Owners.

PURCHASE PAYMENT -- Any payment applied to the contract.

QUALIFIED CONTRACT -- A contract which qualifies for favorable tax treatment under the Code.

SCHEDULED INSTALLMENT -- The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

SCHEDULED PURCHASE PAYMENT -- The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract's data pages.

SUBACCOUNT -- A division of the Variable Account which invests exclusively in shares of the Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares.

SUBACCOUNT VALUE -- The Subaccount Value is equal to:

  .  the sum of all Scheduled Installments made to the Subaccount; PLUS

  .  amounts adjusted for the reinvestment of dividends; PLUS or MINUS

  .  net capital gains or losses (realized or unrealized); MINUS

  . any contract charges (including any premium tax and surrender charges assessed); PLUS or MINUS

  .  partial withdrawals repaid to or taken from the Subaccount.

SURRENDER VALUE -- The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, PLUS or MINUS any Market Value Adjustment, if applicable.

VALUATION DAY -- Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT -- Genworth Life & Annuity VA Separate Account 1, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
-------------------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of purchase      Contract Year in which           Surrender Charge (as a
 payments withdrawn or surrendered)                surrender or partial             percentage of the lesser
                                                   withdrawal is taken              of Scheduled
                                                                                    Installments made to
                                                                                    date, not previously
                                                                                    withdrawn and the
                                                                                    amount withdrawn or
                                                                                    surrendered)/1/
                                                   ----------------------------------------------------------
                                                                 1                            9%
                                                                 2                            8%
                                                                 3                            7%
                                                                 4                            6%
                                                                 5                            5%
                                                                 6                            4%
                                                                 7                            3%
                                                                 8                            2%
                                                            9 or after                        1%
-------------------------------------------------------------------------------------------------------------
Access Charge/2/                                   Number of years remaining        Access Charge (as a
                                                   on each flexible purchase        percentage of the
                                                   payment until the date           Immediate Installment
                                                   established for the installment  Account value
                                                   transfers to end                 withdrawn or
                                                                                    surrendered)
                                                   ----------------------------------------------------------
                                                             6 or more                        6%
                                                         5 but less than 6                    5%
                                                         4 but less than 5                    4%
                                                         3 but less than 4                    3%
                                                         2 but less than 3                    2%
                                                         1 but less than 2                    1%
                                                         0 but less than 1                    1%
-------------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Scheduled Installments/3/                                                           6%
-------------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Withdrawal Repayments/4/                                                            6%
-------------------------------------------------------------------------------------------------------------

/1/Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.

/2/All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an Access Charge. An Access Charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.

/3/If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.


/4/You must repay the amount of any withdrawals from the Subaccount PLUS any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date in order to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount not yet repaid.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

PERIODIC CHARGES OTHER THAN EXPENSES FOR THE TOTAL RETURN FUND
----------------------------------------------------------------------------------
VARIABLE ACCOUNT ANNUAL EXPENSES
 (AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSETS IN THE VARIABLE ACCOUNT)
----------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                                          1.35%
----------------------------------------------------------------------------------
  Administrative Expense Charge                                              0.15%
----------------------------------------------------------------------------------
MAXIMUM TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES                               1.50%
----------------------------------------------------------------------------------
OPTIONAL RIDERS/1,2/
----------------------------------------------------------------------------------

  Disability Benefit Rider Option/3/             Maximum of $8.11 per $100 of waived Scheduled Purchase Payment
----------------------------------------------------------------------------------------------------------------
  Joint Annuitant Life Benefit Rider Option/3/   Maximum of $8.57 per $100 of waived Scheduled Purchase Payment
----------------------------------------------------------------------------------------------------------------
  Unemployment Benefit Rider Option              $3.00 per $100 of waived monthly payment
----------------------------------------------------------------------------------------------------------------

/1/The payment for the Optional Benefits is due with the Scheduled Purchase
   Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.

/2/The Optional Benefits are not available to fully funded contracts or to contracts purchased through the Annuity Cross Funding Program (see "Appendix --Annuity Cross Funding Program" provision in this prospectus).

/3/The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

For information concerning compensation paid for the sale of the contract, see the "Sales of the Contract" provision.

The next item shows the total annual operating expenses charged by the Total Return Fund that you may pay during the time that you own the contract. Effective on May 1, 2006, GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.


ANNUAL PORTFOLIO EXPENSES/1/
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)   CLASS 1  CLASS 3
------------------------------------------------------------
Management Fees                              0.50%    0.50%
------------------------------------------------------------
Distribution and Service (12b-1) Fees/2/      None    0.25%
------------------------------------------------------------
Other Expenses/3/                            0.28%    0.28%
------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.78%    1.03%
------------------------------------------------------------
Contractual Fee Waiver/Reimbursement/4/     (0.04%)  (0.04%)
------------------------------------------------------------
Net Annual Portfolio Operating Expenses      0.74%    0.99%
------------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information.

/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares). The Class 3 Investor Service Plan was adopted by the Total Return Fund on May 1, 2009. Other Expenses also include fees and expenses associated with investments in investment companies, such as exchange traded funds, the GEI Investment Fund and the GE Money Market Fund, which has served as the cash sweep vehicle for the Total Return Fund since March 17, 2008 ("Acquired Fund Fees and Expenses"). For the most recent fiscal year, the Acquired Fund Fees and Expenses were equal to 0.02% of the average daily net assets of the Class 1 and Class 3 shares.

/4/GE Asset Management Incorporated, the investment adviser to the Total Return
   Fund, has entered into a contractual arrangement with the Total Return Fund to limit certain expenses of each share class of the Fund, excluding applicable Investor Service Plan fees of 0.20%, at or below 0.03% on an annualized basis. Such expense limit shall be effective through April 30, 2011. Expenses borne by GE Asset Management Incorporated pursuant to the expense limitation agreement may be reimbursed by the Total Return Fund up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause the Total Return Fund to exceed its expense limit. This agreement can only be changed or terminated with the approval of the GE Investment Funds, Inc. Board of Directors and GE Asset Management Incorporated.


The expenses for the Total Return Fund are deducted by the Fund before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus. Information relating to the Total Return Fund was provided by the Total Return Fund and not independently verified by us.

EXAMPLES

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and

The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$3,056      $3,439      $3,828       $4,951


The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,224      $2,756      $3,313       $4,834


The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,224      $2,756      $3,313       $4,834


Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Variable Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:


                  ACCUMULATION                   NUMBER OF
                 UNIT VALUES AT  ACCUMULATION  ACCUMULATION
                   BEGINNING    UNIT VALUES AT   UNITS AT
SUBACCOUNT         OF PERIOD    END OF PERIOD  END OF PERIOD YEAR
-----------------------------------------------------------------
GE INVESTMENTS
 FUNDS, INC.
-----------------------------------------------------------------
Total Return
 Fund --
 Class 1 shares      $10.18         $12.12      38,654,957   2009
                      14.62          10.18      35,997,311   2008
                      13.29          14.62      32,724,981   2007
                      11.86          13.29      27,602,508   2006
                      11.62          11.86      19,675,562   2005
                      10.90          11.62      11,439,119   2004
                       9.20          10.90       4,517,959   2003
                      10.00           9.20         607,108   2002
-----------------------------------------------------------------
Total Return
 Fund --
 Class 3 shares      $ 8.12         $ 9.65       2,081,141   2009
                      11.67           8.12       1,525,442   2008
                      10.62          11.67         745,002   2007
                      10.00          10.62         145,805   2006
-----------------------------------------------------------------

SYNOPSIS AND RISK FACTORS

HOW DOES THIS CONTRACT WORK? The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

PURCHASE PAYMENT ALLOCATION TABLE


 TYPE OF PAYMENT     WHEN RECEIVED    WHERE ALLOCATED
------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment
                                      (including
                                      interest), then
                                      Guarantee
                                      Account for
                                      remainder
------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments. In turn, the Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments. See "The Contract," the "Benefits at Annuity Commencement Date" and the "Guaranteed Minimum Income Payments" provisions in this prospectus.

Investments in the Subaccount vary with the investment performance of the Total Return Fund. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, PLUS any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

WHAT ARE THE GUARANTEED MINIMUM INCOME PAYMENTS? The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date selected at the time of application; the Annuity Commencement Date must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying: any missed Scheduled Installment(s), including any interest, due on the missed Scheduled Installment(s).

The missed Scheduled Installment(s), including any interest due on the missed Scheduled Installment(s), must be repaid within one year of the due date of the missed Scheduled Installment(s), but not later than the Annuity Commencement Date. The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

SHOULD YOU FAIL TO MEET THE CONDITIONS LISTED ABOVE, YOU MAY STILL BE ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS PURSUANT TO A VESTING SCHEDULE UNDER THE CONTRACT (SEE THE "GUARANTEED MINIMUM INCOME PAYMENTS" SECTION IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION). IF YOU DO NOT MEET THE CONDITIONS LISTED ABOVE, AND YOU ARE NOT ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS UNDER THE CONTRACT, YOU WILL LOSE YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS.

WHAT HAPPENS IF THE RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS IS LOST? If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

   (1) you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

   (2) you will NOT have Guaranteed Minimum Income Payments when you annuitize the contract.

WHAT ARE SCHEDULED INSTALLMENTS? When we issue the contract, you establish your Annuity Commencement Date, (WHICH MUST BE A DATE AT LEAST 10 YEARS FROM THE DATE THE CONTRACT IS ISSUED) and we will establish a schedule of monthly payments to the Subaccount ("Scheduled Installments") during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

  . the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    .  the amount of the Guaranteed Minimum Income Payment you want; or

    .  how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

Your Annuity Commencement Date must be at least 10 years from the date your contract is issued. However, you may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you a elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5, however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

HOW DO I PAY THE SCHEDULED INSTALLMENTS? You may pay Scheduled Installments by making:

  .  Scheduled Purchase Payments;

  .  Flexible Purchase Payments;

  . transfers from another variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

  .  a combination thereof.

See the "Purchase Payments" and "Appendix -- Annuity Cross Funding Program" provisions in this prospectus.

BY PAYING THE SCHEDULED PURCHASE PAYMENTS ON TIME, YOU ENSURE THAT THE SCHEDULED INSTALLMENTS ARE MET AND YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS IS NOT LOST.

YOU SHOULD NOT PURCHASE THE CONTRACT DESCRIBED IN THIS PROSPECTUS IF YOU BELIEVE THAT YOU MAY NOT BE ABLE TO MAKE ALL OF THE SCHEDULED INSTALLMENTS.

MAY I PAY MY SCHEDULED PURCHASE PAYMENTS AUTOMATICALLY? You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. See "The Contract" provision in this prospectus.

WHAT IS THE IMMEDIATE INSTALLMENT ACCOUNT, HOW DO FLEXIBLE PURCHASE PAYMENTS WORK? The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Although we designed the contract as a Scheduled Purchase Payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account's assets. We transfer certain amounts ("Immediate Installments") from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment MINUS the amount of your Scheduled Purchase Payment. We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 7 days of our receipt.

Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

  .  the amount of your Flexible Purchase Payment;

  .  the rate of interest that we credit to the Flexible Purchase Payment; and

  .  the number of installments you choose.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Any partial withdrawals or surrenders from the Immediate Installment Account are subject to a Market Value Adjustment and an access charge. A Market Value Adjustment can increase or decrease the amounts partially withdrawn or surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment (and access charge) is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment.

WHAT IS THE VARIABLE ACCOUNT? The Variable Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Variable Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Variable Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Variable Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Variable Account" provision in this prospectus.

IS THE CONTRACT AVAILABLE AS A QUALIFIED CONTRACT OR A NON-QUALIFIED
CONTRACT? We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Contracts"). Qualified retirement plans provide their own tax deferral benefit, so there should be another reason for you to purchase the contract, aside from tax deferral. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan. This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as "Non-Qualified Contracts." The information regarding the tax treatment of the contracts generally applies to Non-Qualified Contracts. Different rules and regulations may apply to contracts issued as Qualified Contracts. Please consult a qualified tax adviser for additional information.

WHAT SURRENDER AND ACCESS CHARGES ARE ASSOCIATED WITH THE CONTRACT? If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge.

  . For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

      (1) Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

      (2) the amount withdrawn.

  . For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

ARE THERE ANY OTHER CHARGES? We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from Purchase Payments or the Contract Value, as applicable.

See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

The Total Return Fund also has certain expenses. These include management fees, as well as 12b-1 fees or service share fees, and other expenses associated with its daily operations. See the "Fee Tables" provision in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

There are various charges assessed for rider options. The maximum charge for each Optional Rider is listed in the "Fee Tables" provision in this prospectus. For additional information, see the "Optional Riders" provision in the "The Contract" section of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision in this prospectus.

HOW DO YOU CALCULATE MY MONTHLY INCOME PAYMENTS? We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

  .  your Contract Value;

  .  whether you are receiving Guaranteed Minimum Income Payments;

  .  the age and gender of the Annuitant(s); and

  .  the specific payment plan you choose.

See the "Benefits at Annuity Commencement Date" provision in this prospectus.

WHAT HAPPENS IF AN OWNER DIES BEFORE THE ANNUITY COMMENCEMENT DATE? If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any, becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by Federal tax law also will apply. However, spouses who are Designated Beneficiaries and not Joint Annuitants are not permitted spousal continuation under the contract. Under such circumstances, the distribution rules for non-spousal beneficiaries will apply. We may pay a Death Benefit to the Designated Beneficiary. See "The Death Benefit" provision in this prospectus.

MAY I SURRENDER THE CONTRACT OR TAKE A PARTIAL WITHDRAWAL? You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise.

You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us, in writing, at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon the Annuity Commencement Date if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% IRS penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of Income Payments may have adverse tax consequences. See the "Federal Tax Matters" provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

 For example:

 Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2010.

 You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 PLUS interest at a rate of 6% before May 1, 2011 (in addition to paying your regularly Scheduled Installments).

 On August 1, 2010 you repay $5,000 PLUS interest on the $9,100 received in May. We will then allocate to the Subaccount your $5,000 PLUS $494.51 ($900 x $5,000/$9100). Then on December 1, 2010 you repay the remaining $4,100 PLUS interest on the $9,100 received in May. We will then allocate to the Subaccount your $4,100 PLUS $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See "The Death Benefit" provision in this prospectus.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in this prospectus.

DO I HAVE A RETURN PRIVILEGE? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it. Upon receipt of such information, we will send you a refund equal to your Contract Value, PLUS or MINUS any applicable Market Value Adjustment, PLUS any deductions we have made from your Purchase Payments before their allocation to the contract. Or, if required by the law of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken).

ARE THERE OPTIONAL BENEFITS AVAILABLE UNDER THE CONTRACT? Optional benefits are available by purchasing one or more of the following riders with the contract. Not all of the rider options listed below may be available in all states. In addition, the riders are not available to fully funded contracts or to contracts that were issued through an Annuity Cross Funding Program. The riders are:

  .  the Disability Benefit Rider Option;

  .  the Joint Annuitant Life Benefit Rider Option; and

  .  the Unemployment Benefit Rider Option.

See "The Contract" and the "Appendix -- Annuity Cross Funding Program" provisions in this prospectus for additional information.

WHAT ARE THE FEDERAL TAX IMPLICATIONS OF MY INVESTMENT IN THE
CONTRACT? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender or a partial withdrawal, or a payment of a death benefit, will generally result in taxable income if there has been an increase in Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision in this prospectus.

INVESTMENT RESULTS

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges, and assuming Variable Account charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and other charges associated with the contract, including the mortality and expense risk charges and the administrative expense charge. Standardized total returns also reflect surrender charges and a maximum one month charge for the optional riders. Non-standardized returns do not reflect charges for the optional riders. Premium taxes are not reflected in any of the calculations, but may apply.

THE COMPANY


We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.


Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is directly owned by Genworth Financial, Inc., a public company.

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

FINANCIAL CONDITION OF THE COMPANY


Many financial services companies, including insurance companies, continue to face challenges in this unprecedented market environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.


ASSETS IN THE VARIABLE ACCOUNT. You assume all of the investment risk for amounts allocated to the Subaccount. Your value in the Subaccount is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the Variable Account assets exceed the Variable Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Variable Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Variable Account" provision below.

ASSETS IN THE IMMEDIATE INSTALLMENT ACCOUNT. You are permitted to make allocations to the Immediate Installment Account. The Immediate Installment Account has characteristics like the Variable Account and the Guarantee Account. Like the Guarantee Account, you do not directly or indirectly share in the investment performance of the Immediate Installment Account. You are guaranteed a level monthly interest rate. If you do not take an early withdrawal or surrender from the contract, you do not assume the investment risk for amounts allocated to the Immediate Installment Account. However, if you do take an early withdrawal or surrender from your contract, any assets allocated to the Immediate Installment Account will be subject to a market value adjustment. Like the

Variable Account, assets in the Immediate Installment Account may not be charged with liabilities arising from any other business that we may conduct. The assets in the Immediate Installment Account will be available to cover the liabilities of our General Account to the extent that the Immediate Installment Account assets exceed the liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Immediate Installment Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Immediate Installment Account" provision.


ASSETS IN THE GENERAL ACCOUNT. You are permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the Guaranteed Minimum Income Payments, are paid from our General Account (not the Variable Account and Immediate Installment Account). Therefore, any amounts that we may pay under the contract in excess of the value in the Variable Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, such as group variable annuities offered through retirement plans, term and universal life insurance, Medicare supplement insurance, funding agreements, funding agreements backing notes and guaranteed investment contracts ("GICs"), and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See "The Guarantee Account" provision.


OUR FINANCIAL CONDITION. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to a prescribed investment option. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.


State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Variable Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.


You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.


Currently, only one Subaccount of the Variable Account is available for investment under the contract. The Subaccount invests exclusively in shares of the GE Investments Funds, Inc. -- Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund --Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares. Other variable investment options may be available if you are participating in the Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event registration is no longer required, manage the Variable Account under the direction of a committee, or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

THE SUBACCOUNT AND THE TOTAL RETURN FUND

The Subaccount of the Variable Account offered in the contract invests in shares of the Total Return Fund, which is registered with the SEC under the 1940 Act as an open-end management investment company. GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares.


BEFORE INVESTING IN THE CONTRACT, CAREFULLY READ THE PROSPECTUS FOR THE TOTAL RETURN FUND ALONG WITH THIS PROSPECTUS. YOU MAY OBTAIN THE MOST RECENT PROSPECTUS FOR THE TOTAL RETURN FUND BY CALLING US AT (800) 352-9910, OR WRITING US AT 6610 WEST BROAD STREET, RICHMOND, VIRGINIA 23230. You may also obtain copies of the prospectus for the Total Return Fund on our website at www.genworth.com and click on "Products." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund.


The investment objective and adviser to the Total Return Fund is as follows:

INVESTMENT OBJECTIVE                                ADVISER
-------------------------------------------------------------------------
Seeks the highest total return,         GE Asset Management Incorporated
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
-------------------------------------------------------------------------

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death proceeds, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to Owners as additional units, but instead reflect them in unit values.

We have entered into an agreement with GE Investments Funds, Inc. (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, GE Investments Funds, Inc. and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. GE Investments Funds, Inc. currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of GE Investments Funds, Inc. monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.


We have entered into an Administrative Service Agreement with GE Asset Management Incorporated ("GEAM") to compensate us for providing services in the nature of "personal services and/or maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. GEAM has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Variable Account invested in the Total Return Fund on an annual basis. Payments of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from GEAM out of its own resources.

With regard to Class 1 and Class 3 shares of the Total Return Fund, GE Investments Funds, Inc. has adopted separate Class 1 and Class 3 Investor Service Plans (the "Service Plans") pursuant to which the Total Return Fund may compensate us for performing certain investor services specified in the Service Plans necessary to administer the contracts (including account maintenance, record-keeping, and other administrative services) and to facilitate GE Investments Funds, Inc.'s provision of services to investors in the Total Return Fund. Pursuant to separate Investor Services Agreements related to the Service Plans, GE Investments Funds, Inc. pays us for such services at an annual rate not to exceed 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 and Class 3 shares.

With regard to the Total Return Fund -- Class 3 shares, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of GE Investments Funds, Inc. adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing Class 3 shares of the Fund. Pursuant to a distribution agreement between the GE Investment Funds, Inc. and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum annual rate of 0.25% of the average daily net assets of the Variable Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described above) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and the related agreements, as each may be amended from time to time, were effective May 1, 2006.


In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

VOTING RIGHTS

As required by law, we will vote shares of the Total Return Fund held in the Variable Account at special shareholder meetings based on instructions from you. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, Owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote shares of the Total Return Fund for which no instructions are received (or instructions are not received timely) in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all Owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the of Total Return Fund.

CHANGES TO THE VARIABLE ACCOUNT AND THE SUBACCOUNT

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should no longer be available, or if investment in the Total Return Fund should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new variable accounts; deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

THE SUBACCOUNT --  POLICIES AND PROCEDURES

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it only has one Subaccount investing in one Portfolio and transfers to that Subaccount may only be made at a prescribed period for a prescribed amount.

In order to receive your Guaranteed Minimum Income Payments, you must make all required Scheduled Installments to the Subaccount. Scheduled Installments may only be made on the Monthly Due Date and only in an amount predetermined at the time the contract is issued. You may not transfer assets from the Subaccount to the Immediate Installment Account or the Guarantee Account. See "The
Contract -- Purchase Payments" provision in this prospectus for more information.

The Total Return Fund may refuse Purchase Payments for any reason. In such case, if we cannot make the purchase request on the date of your Scheduled Installment, your Scheduled Installment will be made on the next Valuation Day.

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act or the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled

Purchase Payment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

   (1) lower the amount of the Scheduled Purchase Payment you must make each month; or

   (2) completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See "The Contract" provision in this prospectus.

We determine the interest rates credited to assets in the Guarantee Account at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as Purchase Payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN THE FUTURE, HOWEVER, THE INTEREST RATES CREDITED WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR CONTRACT.

THE IMMEDIATE INSTALLMENT ACCOUNT

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate may be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

  . securities issued by the U.S. Government or its agencies or instrumentalities -- such securities may or may not be guaranteed by the U.S. Government;

  . debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service;

  . mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

  .  other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

  .  regulatory and tax requirements;

  .  sales commissions;

  .  administrative expenses borne by us;

  .  general economic trends; and

  .  competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments or withdrawn from the Immediate Installment Account. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered or partially withdrawn from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. See the "Charges and Other Deductions" provision in this prospectus. We do not guarantee the Immediate Installment Account Value. We reserve the right to discontinue offering the Immediate Installment Account at any time and for any reason.

THE CONTRACT

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

We discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in the "Purchase Payments" provision on page 22.

OWNERSHIP

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)'s life, you can change any non-natural Owner to another non-natural Owner. Changing the non-natural Owner may have negative tax consequences and you should consult a tax adviser before doing so.

ANNUITANT/JOINT ANNUITANT

An Annuitant must be named. Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants, unless the contract is issued as an IRA. If the contract is issued as an IRA, there may only be one Owner, but there may be Joint Annuitants provided one of the Joint Annuitants is also the Owner. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchased this contract with a flexible purchase payment variable deferred annuity contract issued by the Company ("Funding Annuity") pursuant to an Annuity Cross Funding Program, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding Program" provision of this prospectus.

ASSIGNMENT

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract as collateral security for a loan. An assignment must occur before the Annuity Commencement Date and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.

GUARANTEED MINIMUM INCOME PAYMENTS

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirements for making Scheduled Installments:

   (1) if you pay any missed Scheduled Installment(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued); and

   (2) you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

SHOULD YOU FAIL TO MEET THE CONDITIONS LISTED ABOVE, YOU MAY STILL BE ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS PURSUANT TO A VESTING SCHEDULE UNDER THE CONTRACT. SEE THE "GUARANTEED MINIMUM INCOME PAYMENTS" PROVISION LATER IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION. IF YOU DO NOT MEET THE CONDITIONS LISTED ABOVE, AND YOU ARE NOT ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS UNDER THE CONTRACT, YOU CAN STILL RECEIVE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE, BUT YOU WILL LOSE YOUR RIGHT TO THE GUARANTEED MINIMUM.

PURCHASE PAYMENTS

GENERAL. Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received. See the "Purchase Payment Allocation Table" in the "Synopsis" provision of this prospectus.

Purchase Payments received will be allocated as follows:

   (1) Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

   (2) Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment's Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

   (3) Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days;

   (4) Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

   (1) Scheduled Purchase Payments;

   (2) Immediate Installments from the Immediate Installment Account;

   (3) transfers from the Guarantee Account;

   (4) transfers from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without our prior approval.

ESTABLISHING SCHEDULED INSTALLMENTS. We determine your right to receive the Guaranteed Minimum Income Payments, in part, by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the monthly Scheduled Installments cannot be changed. The amount and number of monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

GUARANTEED MINIMUM INCOME PAYMENTS AND AMOUNT OF SCHEDULED INSTALLMENTS. The Guaranteed Minimum Income Payment is the minimum monthly Income Payment we promise to pay beginning on the Annuity Commencement Date (the Annuity Commencement Date must be selected at the time of application and must be a date at least 10 years from the date the contract is issued) and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and/or Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchased this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

When you apply for a contract, your application must provide us with:

  . the Annuity Commencement Date (which may not be changed after the contract is issued);

  .  the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

  . the Accumulation Period (the Accumulation Period must be at least 10 years);

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    -- the amount of the Guaranteed Minimum Income Payment you want; or

    -- how much you want to pay in Scheduled Purchase Payments and/or Flexible
       Purchase Payments.

With either item of information, we can determine the other item.

You may not change your Annuity Commencement Date after your contract is issued. Your Annuity Commencement Date must be at least 10 years from the date the contract is issued.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

  .  expected mortality;

  .  persistency;

  .  length of Accumulation Period;

  .  length of certain period;

  .  expected investment performance; and

  .  length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets where one or more of the factors is present.

Once your contract is issued and your Guaranteed Minimum Income Payments determined, the amount and number of Scheduled Installments determined necessary to obtain your Guaranteed Minimum Income Payments will not change.

See the "Guaranteed Minimum Income Payments" section of this prospectus.

MAKING SCHEDULED INSTALLMENTS. You must make Scheduled Installments on the Monthly Due Date. For contracts issued on or after May 1, 2006, the minimum monthly Scheduled Installment is $250. For contracts issued prior to May 1, 2006, the minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

   (1) by transferring assets from the Guarantee Account;

   (2) by transferring assets from the Immediate Installment Account;

   (3) by making Scheduled Purchase Payments when due;

   (4) by transferring assets from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its

Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose and the 30-day grace period has expired, then that Scheduled Installment is considered missed.

Transfers cannot be made to the Subaccount at any time other than on the Monthly Due Date. Therefore, this product due to its design and one available Subaccount will not permit frequent transfers among investment options.

GRACE PERIOD

The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be charged to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule.

REINSTATEMENT

We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you a written notice once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled
Installment(s), or the missing portion thereof, within the earlier of:

   (1) one year of its Monthly Due Date; or

   (2) the Annuity Commencement Date.

You also must pay us the missed Scheduled Installment(s), as well as interest at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the missed Scheduled Installment(s) (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the Valuation Day that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

   (1) to the missed portion of the Scheduled Installment;

   (2) amounts due for any riders; and then

   (3) interest on any missed Scheduled Installment(s).

If more than one Scheduled Installment is missed, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, including any interest you owe. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment, with any interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the "Guaranteed Minimum Income Payments" section in this prospectus.

SCHEDULED PURCHASE PAYMENTS

When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.00.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date.

FLEXIBLE PURCHASE PAYMENTS AND IMMEDIATE INSTALLMENTS

You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the "Purchase Payment" provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to "fund" or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to "pay" all or part of the Scheduled Installments. See the "Purchase Payment Allocation Table" later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders, Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to "buy down" the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or "buy down" depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 7 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without our prior approval.

ALLOCATION OF PURCHASE PAYMENTS

We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

PURCHASE PAYMENT ALLOCATION TABLE


TYPE OF PAYMENT   WHEN RECEIVED    WHERE ALLOCATED
---------------------------------------------------
Scheduled        Monthly Due Date  Subaccount
Purchase
Payment or
portion thereof
---------------------------------------------------
Scheduled        Before Monthly    Guarantee
Purchase         Due Date          Account
Payment or
portion thereof
---------------------------------------------------


 TYPE OF PAYMENT     WHEN RECEIVED     WHERE ALLOCATED
--------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment, then
                                      Guarantee
                                      Account for
                                      remainder
--------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
--------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

OPTIONAL RIDERS

To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to fully funded contracts or to contracts issued through an approved Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding Program" provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

  . DISABILITY BENEFIT RIDER -- This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment. We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract.

     We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the covered Annuitant's recovery from total disability; and

      (5) the covered Annuitant's death.

     Benefits take effect only after 90 days of continuous total disability. Once satisfactory proof of disability is received at our Home Office and benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account. If the claim is denied and Scheduled Purchase Payments have not been made, the Scheduled Installments will be considered missed and will need to be made in accordance with the "Guaranteed Minimum Income Payments" provision in this prospectus in order to maintain your right to Guaranteed Minimum Income Payments on the Annuity Commencement Date.

  . UNEMPLOYMENT BENEFIT RIDER -- This rider provides that if the covered Annuitant becomes involuntarily unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period -- the "benefit period") will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.

     To receive this benefit:

      (1) the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

      (2) the rider must be in effect for one year; and

      (3) we must receive satisfactory proof of unemployment at our Home Office.

     Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

     Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

      (1) the unemployment occurs within 30 days of the end of a benefit period; and

      (2) the full year of the benefit period has not been completed.

     If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

      (1) the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

      (2) the period of unemployment continues through the date the rider has been in effect for one year.

     Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the Monthly Due Date after we receive your request to end the rider;

      (5) the loss of state unemployment benefits; and

      (6) the covered Annuitant's death.

     If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

     We will not credit the benefits provided by this rider if the unemployment is:

      (1) voluntary;

      (2) caused by a self-inflicted injury; or

      (3) the result of being in prison for a period exceeding 90 days.

     The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

  . JOINT ANNUITANT LIFE RIDER -- This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband's death until the Annuity Commencement Date. We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

     Benefits under this rider will be covered from the date of the covered Annuitant's death until the earlier of:

      (1) the contract anniversary on or next following the surviving Joint Annuitant's 65th birthday; and

      (2) the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract's data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available to Qualified Contracts, available in all states, or available in all markets.

VALUATION DAY AND VALUATION PERIOD

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for on days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

VALUATION OF ACCUMULATION UNITS

Upon allocation or transfer to the Subaccount, we convert payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution, so that the unit value is not impacted. Also, if we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

SURRENDER AND PARTIAL WITHDRAWALS

We will allow you to surrender your contract or withdraw a portion of your Contract Value, at any time before the Annuity Commencement Date upon your written request, subject to the conditions set forth below.

Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

   (1) first from the Guarantee Account;

   (2) then from the Immediate Installment Account; and

   (3) finally from the Subaccount.

You may need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and surrender may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, Market Value Adjustment and/or any applicable premium tax will be taken from the amount withdrawn. See the "Charges and Other Deductions" provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See "The Death Benefit" provision in this prospectus.

You may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access and Market Value Adjustment will be assessed unless you elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5, however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

You may also surrender your contract on the Annuity Commencement Date (which must be a date at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

We will delay making a payment if:

   (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC may prescribe as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, we are required by state law to reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for partial withdrawals and surrenders for up to six months from the date we receive your payment request. See the "Requesting Payments" provision of this prospectus for more information on circumstances in which we may delay making payments under the contract.

Partial withdrawals and surrender may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Income Tax Matters" provision in this prospectus.

TELEPHONE WITHDRAWALS. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 800.352.9910.

SPECIAL NOTE ON RELIABILITY. Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 2 of this prospectus.

REPAYMENT OF PARTIAL WITHDRAWALS OF SUBACCOUNT VALUE. To remain eligible to receive Guaranteed Minimum Income Payments (or partial Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any partial withdrawal received from the Subaccount PLUS any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date (such date must be a date at least 10 years from the date the contract is issued). If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, PLUS interest and any premium taxes paid on the partial withdrawal. Therefore, the amount you repay includes:

  .  the amount you receive from the Subaccount; PLUS

  . interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment; PLUS

  . the amount of any premium taxes assessed on amounts withdrawn from the Subaccount.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the partial withdrawal is received.

You should consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% IRS penalty tax if you are younger than age
59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you could lose your right to receive the Guaranteed Minimum Income Payments.

SURRENDER VALUE. The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and any applicable premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts, including the surrender charge and access charge, if applicable. See below and the "Sales of the Contract" provision in this prospectus.

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  monthly billing and electronic fund transfer transactions;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  maintaining an internet service site; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

  .  the risk that the Death Benefit will be greater than the Surrender Value;

  . the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

SURRENDER CHARGES, ACCESS CHARGES, AND MARKET VALUE ADJUSTMENTS

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals of Contract Value or surrender of the Contract. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal from the Immediate Installment Account or full surrender of the contract.

Unless we receive other instructions, we will first withdraw amounts from:

   (1) the Guarantee Account; then

   (2) from the Immediate Installment Account; and finally

   (3) from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

SURRENDER CHARGE FROM ASSETS IN THE SUBACCOUNT AND THE GUARANTEE ACCOUNT. The surrender charge for amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

   (1) Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

   (2) the amount withdrawn.

The surrender charge percentage is as follows:

                       SURRENDER CHARGE
                     (AS A PERCENTAGE OF
                        THE LESSER OF
                    SCHEDULED INSTALLMENTS
  CONTRACT YEAR      MADE TO DATE AND NOT
IN WHICH SURRENDER   PREVIOUSLY WITHDRAWN
   OR PARTIAL           AND THE AMOUNT
WITHDRAWAL IS MADE        WITHDRAWN)
------------------------------------------
        1                     9%
        2                     8%
        3                     7%
        4                     6%
        5                     5%
        6                     4%
        7                     3%
        8                     2%
   9 and after                1%
------------------------------------------

Examples:

 Assuming:

  .  you have made Purchase Payments of $18,000;

  . your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

  .  you have no value in the Immediate Installment Account;

  .  you request a partial withdrawal of $10,000 in Contract Year 5; and

  .  you are not eligible for reduced Guaranteed Minimum Income Payments.

 Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

                                               ACCOUNT
                                ------------------------------------
                                              GUARANTEE
                                 SUBACCOUNT    ACCOUNT      TOTAL
---------------------------------------------------------------------
Beginning Contract Value        $     17,000   $3,000   $     20,000
---------------------------------------------------------------------
Amount Withdrawn                $      7,000   $3,000   $     10,000
---------------------------------------------------------------------
Remaining Contract Value        $     10,000   $    0   $     10,000
---------------------------------------------------------------------
Surrender Charge                $       (350)  $ (150)  $       (500)
---------------------------------------------------------------------
Net Amount Paid to You          $      6,650   $2,850   $      9,500
---------------------------------------------------------------------
Amount to Reinstate Guaranteed
 Minimum Income Payment         $      6,650            $      6,650
 (+ Interest)                    (+ interest)  $    0    (+ interest)
---------------------------------------------------------------------
Amount We Add to the
 Subaccount                     $        350   $    0   $        350
---------------------------------------------------------------------
Account Value After Repayment*  $     17,000   $    0   $     17,000
---------------------------------------------------------------------

*Assuming no growth in the Subaccount.

 However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

 You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

 Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

WE APPLY A MARKET VALUE ADJUSTMENT TO ANY DEATH BENEFIT, SURRENDER, OR PARTIAL WITHDRAWAL PAID FROM THE IMMEDIATE INSTALLMENT ACCOUNT. WE WILL ALSO DEDUCT AN ACCESS CHARGE FROM YOUR PARTIAL WITHDRAWAL OR SURRENDER, BUT NOT FROM ANY AMOUNT PAID AS A DEATH BENEFIT.

We treat a partial withdrawal or surrender of Contract Value from the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and we need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

                          ((1 + i) / (1 + j))/n/ - 1
where:

n     =  the number of months until the Immediate
         Installment for a particular Flexible Purchase
         Payment will be transferred to the Subaccount
i     =  the original interest rate we used for the Immediate
         Installment when you made the Flexible Purchase
         Payment to the Immediate Installment Account
j     =  the current interest rate we use for a new Flexible
         Purchase Payment of (m/12) years that we currently
         make available for the Immediate Installment
         Account ((m/12) is rounded up to a whole number of
         years)
m     =  the number of months until the last Immediate
         Installment for that Flexible Purchase Payment will
         be transferred to the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment PLUS the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

Examples:

EXAMPLE 1


           EXAMPLE OF WITHDRAWAL FROM IMMEDIATE INSTALLMENT ACCOUNT

 Assuming:

  . At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

  . On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

  . Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  . Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  .  You have no value in the Guarantee Account;

  . You have not previously withdrawn amounts from the Immediate Installment Account;

  .  You request a partial withdrawal of $2,000 at the end of year 2;

  . At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

  . At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

 The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2,000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 PLUS 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

 Transfers for the initial Flexible Purchase Payment will be reduced by $12.90 ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

EXAMPLE 2

 The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

 The example assumes a Flexible Purchase Payment of $90,524 (without the assessment of any premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

                                   VALUATION DAY
                        ----------------------------------
                                 1 MONTH  2 MONTHS 3 MONTHS
                        DATE OF   AFTER    AFTER    AFTER
                        PURCHASE PURCHASE PURCHASE PURCHASE
-----------------------------------------------------------
Beginning of
Month Value
(before Market
Value Adjustment and
transfer)               $90,524  $89,971  $89,416  $88,858
-----------------------------------------------------------
Immediate Installment
Transfer Amount         $ 1,000  $ 1,000  $ 1,000  $ 1,000
-----------------------------------------------------------
Beginning of
Month Value
(before Market Value
Adjustment
and after transfer)     $89,524  $88,971  $88,416  $87,858
-----------------------------------------------------------
Level Monthly Interest
Rate at Purchase            0.5%     0.5%     0.5%     0.5%
-----------------------------------------------------------
Current Level Monthly
Interest Rate               0.5%  0.4167%  0.5833%     0.5%
-----------------------------------------------------------
Current Market Value
Adjustment Amount       $     0  $ 4,093  $(3,791) $     0
-----------------------------------------------------------
Immediate Installment
Account Value           $89,524  $93,064  $84,625  $87,858
-----------------------------------------------------------
Access Charge
Percentage                    6%       6%       6%       6%
-----------------------------------------------------------
Surrender Value         $84,153  $87,480  $79,547  $82,587
-----------------------------------------------------------

EXAMPLE 3

 The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a Flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

                                    LEVEL
               IMMEDIATE           MONTHLY   PRESENT
              INSTALLMENT  MONTHS  INTEREST  VALUE AT
                FUTURE     UNTIL   RATE AT   PURCHASE
                 VALUE    TRANSFER PURCHASE    RATE
------------------------------------------------------
               $  1,000     118      0.5%   $   557.92
------------------------------------------------------
               $  1,000     117      0.5%   $   560.71
------------------------------------------------------
               $  1,000     116      0.5%   $   563.51
------------------------------------------------------
                    ...     ...      0.5%          ...
------------------------------------------------------
                    ...     ...                    ...
------------------------------------------------------
                            ...                    ...
------------------------------------------------------
               $  1,000       2      0.5%   $   990.07
------------------------------------------------------
               $  1,000       1      0.5%   $   995.02
------------------------------------------------------
               $  1,000       0      0.5%   $ 1,000.00
------------------------------------------------------
TOTAL PRIOR
 TO TRANSFER   $119,000                     $89,971.44
------------------------------------------------------
TOTAL AFTER
 TRANSFER      $118,000                     $88,971.44
------------------------------------------------------

              CURRENT   CURRENT
               LEVEL     MARKET    CURRENT     PRESENT
              MONTHLY    VALUE      MARKET    VALUE OF
              INTEREST ADJUSTMENT   VALUE     IMMEDIATE
                RATE     FACTOR   ADJUSTMENT INSTALLMENT
--------------------------------------------------------
              0.4167%    .10284   $   56.86  $   614.78
--------------------------------------------------------
              0.4167%    .10192   $   56.64  $   617.34
--------------------------------------------------------
              0.4167%    .10101   $   56.40  $   619.92
--------------------------------------------------------
              0.4167%       ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
              0.4167%    .00166   $    1.64  $   991.71
--------------------------------------------------------
              0.4167%    .00083   $     .83  $   995.85
--------------------------------------------------------
              0.4167%         0   $       0  $ 1,000.00
--------------------------------------------------------
TOTAL PRIOR
 TO TRANSFER                      $4,093.06  $94,064.50
--------------------------------------------------------
TOTAL AFTER
 TRANSFER                         $4,093.06  $93,064.50
--------------------------------------------------------

  .The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible

Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

     NUMBER OF YEARS
    REMAINING ON EACH
    FLEXIBLE PURCHASE             ACCESS CHARGE
  PAYMENT UNTIL THE DATE       (AS A PERCENTAGE OF
ESTABLISHED FOR INSTALLMENT   IMMEDIATE INSTALLMENT
     TRANSFERS TO END        ACCOUNT VALUE WITHDRAWN)
-----------------------------------------------------
        6 or more                       6%
    5 but less than 6                   5%
    4 but less than 5                   4%
    3 but less than 4                   3%
    2 but less than 3                   2%
    1 but less than 2                   1%
    0 but less than 1                   1%
-----------------------------------------------------

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

   (1) the amount of the partial withdrawal or surrender MINUS any access charge; MINUS

   (2) any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

   (1 MINUS the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

WAIVER OF SURRENDER AND ACCESS CHARGES. We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value (PLUS or MINUS any applicable Market Value Adjustment) to one of the following Optional Payment Plans:

   (1) Optional Payment Plan 1 (Life Income with Period Certain);

   (2) Optional Payment Plan 2 (Income for a Fixed Period of 10 or more years);
       or

   (3) Optional Payment Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, MINUS any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and any applicable premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan. See the "Optional Payment Plans" provision in this prospectus.

In addition, you may also surrender your contract on the Annuity Commencement Date (which must be at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct from the Subaccount in the Variable Account an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

DEDUCTIONS FOR TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, Income Payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of the state in which you reside. The premium tax generally ranges from 0.0% to 3.5%.

PURCHASE PAYMENTS FOR THE OPTIONAL RIDERS

The cost of the optional riders varies based on the Annuitant's age, gender, and the amount and duration of the Scheduled

Purchase Payments. Payments for all optional riders are due with each Scheduled Purchase Payment. See the "Fee Tables" for the maximum charge assessed for the optional riders.

OTHER CHARGES AND DEDUCTIONS

The Total Return Fund incurs certain fees and expenses. To pay for these charges, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.

We assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment. In addition, we also assess interest at an effective annual rate of 6% on any partial withdrawal taken from the Subaccount. This interest is assessed from the date of the partial withdrawal until the date of repayment. See "The Contract" and the "Surrenders and Partial Withdrawals" provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision in this prospectus.

THE DEATH BENEFIT

DEATH BENEFIT UPON DEATH OF AN OWNER BEFORE THE ANNUITY COMMENCEMENT DATE

If any Owner, other than a spousal Joint Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary's instructions, subject to distribution rules and termination of contract provision discussed in the contract and elsewhere in this prospectus.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus.

DEATH BENEFIT AMOUNT

The Death Benefit equals the greater of:

  . the sum of Purchase Payments received (excluding payments made for any available optional riders) MINUS partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

  . the Contract Value (including any Market Value Adjustment for any amounts withdrawn from the Immediate Installment Account) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

REQUIRED DISTRIBUTIONS

In certain circumstances, federal tax law requires that distributions be made under the contract upon the death of:

  .  an Owner or Joint Owner; or

  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

   (1) Owner or Joint Owner;

   (2) Primary Beneficiary;

   (3) Contingent Beneficiary; or

   (4) Owner's estate.

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



If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the "Distribution Rules" provision below.

We should be notified immediately by telephone or in writing upon the death of an Owner or an Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional Purchase Payments will be accepted (unless the Designated Beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named Designated Beneficiary(ies) and any other information necessary to process applicable proceeds.

DISTRIBUTION RULES

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . SPOUSES -- If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, except under certain types of Qualified Contracts, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. For contracts issued as IRAs (or custodial IRAs), if the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, then the surviving spouse (or the custodian for the benefit of the surviving spouse) may continue the contract. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

  . NON-SPOUSES -- If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

      (1) receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

      (2) receive the Death Benefit at any time during the five year period following the date of death. See the "Requesting Payments" provision in this prospectus;

      (3) apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or Optional Payment Plan 2. The first Income Payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (number (2) above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse's death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under numbers (1) and (2) above, the contract will terminate when we pay the Death Benefit. Under number (3) above, this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from number (1) above to purchase a contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Any missed Scheduled Installments will still be due.

DEATH BENEFIT AFTER THE ANNUITY COMMENCEMENT DATE

If any Annuitant dies after the Annuity Commencement Date, monthly Income Payments will be made as stated in the section

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


discussing monthly Income Payments. See the "Benefits at Annuity Commencement Date" provision in this prospectus.

BENEFITS AT ANNUITY COMMENCEMENT DATE

You must select an Annuity Commencement Date on your application. In order to receive Guaranteed Minimum Income Payments under this contract, all contract requirements must be met. The Annuity Commencement Date selected at the time of application must be at least 10 years from the date the contract is issued and may not be changed once the contract is issued. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of Joint Annuitants). If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same. IF YOU CHANGE THE ANNUITY COMMENCEMENT DATE UNDER THE FUNDING ANNUITY CONTRACT, YOU WILL NO LONGER BE ELIGIBLE FOR GUARANTEED MINIMUM INCOME PAYMENTS.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date and you have met all contractual requirements, we will pay you or your designated payee the monthly Income Payments that are guaranteed not to go below the minimum amount as stated on your contract's Data Pages and as described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)' age(s) used to determine the first Annual Variable Annuity Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life Income Payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life Income Payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND monthly Income Payments were being made under a life Income Payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if monthly Income Payments are being paid under a life Income Payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of monthly Income Payments, payments will continue to be made to the Annuitant's named Beneficiary(ies) for a period of 10 more years.

We determine your monthly Income Payments when the guarantee is in effect based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit PLUS level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

  .  the amount of your Contract Value on the Annuity Commencement Date; and

  .  the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

   (1) dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

   (2) multiplying the result by the applicable annuity purchase rate.

This amount is then "applied" to "acquire" Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund does not value its shares. The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period, or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund does not value its shares by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

   (a) equals the Annuity Unit value for the preceding Valuation Period; and

   (b) equals (i) x (ii) where:

      (i) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

     (ii) is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

GUARANTEED MINIMUM INCOME PAYMENTS

If the Guaranteed Minimum Income Payment is in Effect

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount PLUS interest and your Annuity Commencement Date was at least 10 years from the date the contract was issued), your monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the "Benefits at Annuity Commencement Date" provision in this prospectus. If the initial monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is 12 times the Guaranteed Minimum Income Payment MINUS 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the monthly Income Payments for that Annuity Year.

For monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

   (a) is the subsequent Calculated Level Monthly Income Benefit MINUS 1/12 of any value in the Adjustment Account as of the date of the last monthly Income Payment; and

   (b) is the Guaranteed Minimum Income Payment.

For subsequent monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is the value of the Adjustment Account as of the date that we determined the last monthly Income Payment, PLUS 12 times the actual subsequent monthly Income Payment, MINUS 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount's gain until the Adjustment Account has been repaid from any future performance of the Subaccount.

The Guaranteed Minimum Income Payment is determined at contract issue and is based on many factors. Individuals with the same factors will receive the same Guaranteed Minimum Income Payment. The factors include ages(s), gender(s), purchase date, Annuity Commencement Date chosen, Scheduled Installments, period certain, mortality, assumed interest rate, state in which the contract is issued, state premium tax (if any), and whether the contract is qualified or non-qualified.

Reduced Guaranteed Minimum Income Payments

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date. The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

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



The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the "Default Date." You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

  . Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, PLUS interest at an effective annual rate of 6% and any applicable monthly billing fees. You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the "Reinstatement" provision in this prospectus; and/or

  . Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, PLUS interest at an effective annual rate of 6%.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

   (a) is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

   (b) is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract's Data Pages (this date must be a date at least 10 years from the date the contract is issued); and

   (c) is the Guaranteed Minimum Income Payment (as shown on your contract's Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition,

  . if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income Payment has been determined and you do not repay the partial withdrawals with interest, you will lose your right to Guaranteed Minimum Income Payments;

  . we will not further reduce your Guaranteed Minimum Income Payments as described above;

  . you may not begin Income Payments prior to the Annuity Commencement Date and still receive reduced Guaranteed Minimum Income Payments.

If the Guaranteed Minimum Income Payment is not in Effect

If the Guaranteed Minimum Income Payment is not in effect, you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the "Benefits at Annuity Commencement Date" provision. There will be no Adjustment Account established.

OPTIONAL PAYMENT PLANS

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. You will lose any Guaranteed Minimum Income Payments if you elect to apply your Surrender Value or Death Proceeds to an Optional Payment Plan. The terms of the Optional Payment Plan elected will then become applicable. If you surrender the contract and select Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years), or Optional Payment Plan 5, the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, MINUS any applicable premium tax. The amount we apply to calculate Income Payments is net of any applicable premium tax.

During the Annuitant's life, and before Income Payments begin, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

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



The Optional Payment Plans listed below are available with fixed or variable payments. You must select one or the other; a combination is not permitted.

FIXED INCOME PAYMENTS. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

VARIABLE INCOME PAYMENTS. We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. NO MINIMUM AMOUNT IS GUARANTEED. Income Payments begin after the date we receive due proof of any Owner's death or a surrender. We will calculate your variable Income Payments in the manner described above under the "Benefits at Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

OPTIONAL PAYMENT PLANS. The contract provides five Optional Payment Plans; all are available on a fixed basis. Optional Payment Plans 1 and 5 are available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

   OPTIONAL PAYMENT PLAN 1 -- LIFE INCOME WITH PERIOD CERTAIN. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

   OPTIONAL PAYMENT PLAN 2 -- INCOME FOR A FIXED PERIOD. This option guarantees periodic payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

   OPTIONAL PAYMENT PLAN 3 -- INCOME OF A DEFINITE AMOUNT. This option provides for periodic payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

   OPTIONAL PAYMENT PLAN 4 -- INTEREST INCOME. This option provides for periodic payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

   OPTIONAL PAYMENT PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. This option provides for us to make periodic payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the contract's Annuity Commencement Date. Variable income payments will begin within 7 days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within 7 days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional

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Payment Plans 2, Optional Payment 3 or Optional Payment 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within 7 days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

FEDERAL INCOME TAX MATTERS

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


TAXATION OF NON-QUALIFIED CONTRACTS


This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

TAX DEFERRAL ON EARNINGS. The Federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Variable Account must be "adequately diversified" in accordance with regulations of the Internal Revenue Service ("IRS"); and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL -- NO TAX DEFERRAL AND LOSS OF INTEREST DEDUCTION. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the annual Purchase Payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

INVESTMENTS IN THE VARIABLE ACCOUNT MUST BE DIVERSIFIED. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of a separate account such as the Variable Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure on the untaxed income accumulated in the contract and for each subsequent year on that year's income under the contract.

Although we do not control the investments of the Total Return Fund, we expect that the Total Return Fund will comply with IRS regulations so that the Variable Account will be considered "adequately diversified."

AGE AT WHICH INCOME PAYMENTS MUST BEGIN. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments of the contract's Purchase Payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

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PARTIAL WITHDRAWALS AND FULL SURRENDER.  A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) IRS rules are unclear, but with respect to an actual withdrawal or other transactions (such as an assignment or a gift) that is treated as a withdrawal for tax purposes, it is possible that you will pay tax to the extent the remaining amount available under the benefit exceeds your "investment in the contract." This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract, amounts attributable to the Market Value Adjustment feature, or to benefits under the Disability Benefit Rider Option.

ASSIGNMENTS AND PLEDGES. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

GIFTING A CONTRACT. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

TAXATION OF INCOME PAYMENTS. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If Optional Payment Plan 4 is selected, you will be taxed in the same manner as a full surrender of the contract. Interest credited under Optional Payment Plan 4, whether or not paid, will be included in the current income of the Owner of the contract. This treatment could also apply to Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

TAXATION OF DEATH BENEFITS. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Commencement Date.

Before the contract's Annuity Commencement Date.

  . The Death Benefit is taxed in the same manner as Income Payments, if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the Death Benefit is taxed in the same manner as a surrender or a partial withdrawal depending on the manner in which the Death Benefit is paid.

After the contract's Annuity Commencement Date.

  . The Death Benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the Death Benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

PENALTY TAXES PAYABLE ON PARTIAL WITHDRAWALS, SURRENDER, OR INCOME
PAYMENTS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

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  .  you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).


MEDICARE TAX. Beginning in 2013, distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions
(e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.


SPECIAL RULES IF YOU OWN MORE THAN ONE CONTRACT. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or partial withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these special rules are not clear. However, these rules could affect:

  . the amount of a surrender, partial withdrawal or Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

TAX TREATMENT OF BENEFITS PROVIDED BY RIDER OPTION. So long as you participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in Income Payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits attributable to the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. Benefits from this rider may be treated as taxable at the time Income Payments are received, or they may be treated as taxable upon the Annuity Commencement Date. Any amount treated as taxable upon the Annuity Commencement Date would increase the investment in the contract.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will report to you and to the IRS on Form 1099 that portion of any rider benefits which we believe is subject to tax.


SECTION 1035 EXCHANGES. Under section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. We do not intend to inform another insurance company of any transaction involving this contract or, except when required by IRS forms or regulations, to report any such transaction. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within twelve months of a partial Section 1035 exchange are strongly advised to consult a tax adviser.


Upon death of a non-spousal Joint Owner, the contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.


Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a


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long-term care contract issued by us or another insurance company. The IRS has not issued any guidance on such transactions or on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a
Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.


QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its Death Benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

The Federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

TYPES OF QUALIFIED CONTRACTS. At present, the contract may be used in conjunction with qualified corporate employee pension and profit-sharing plans ("401(a) plans"), including "401(k) plans," and qualified annuity plans ("403(a) plans"). The contract may also be used as or in conjunction with IRAs and Roth IRAs.


  . Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their


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    gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's 403(b) Plan. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We are generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.

TERMS OF QUALIFIED RETIREMENT PLANS AND QUALIFIED CONTRACTS. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


EMPLOYER QUALIFIED PLANS. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.


IRAS AND ROTH IRAS. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

THE INTERNAL REVENUE SERVICE HAS NOT REVIEWED THE CONTRACT FOR QUALIFICATION AS AN IRA, AND HAS NOT ADDRESSED IN A


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RULING OF GENERAL APPLICABILITY WHETHER A DEATH BENEFIT PROVISION SUCH AS THE
PROVISION IN THIS CONTRACT COMPORTS WITH IRA QUALIFICATION REQUIREMENTS. WE MAY, HOWEVER, ENDORSE THE CONTRACT TO SATISFY THE IRA OR ROTH IRA QUALIFICATION RULES AND SUBMIT THE ENDORSED CONTRACT TO THE IRS FOR APPROVAL AS TO FORM. IF YOU PURCHASED THE CONTRACT WITH SUCH AN ENDORSEMENT, THE ACCOMPANYING DISCLOSURE STATEMENT WILL INDICATE THE STATUS OF THE CONTRACT'S APPROVAL UNDER THE IRS IRA PROTOTYPE PROGRAM.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to IRS regulations, IRAs and 403(b) plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEPs or 403(b) plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA, SEP or 403(b) plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.


GUARANTEED MINIMUM INCOME PAYMENTS. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the contract's Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Minimum Income Payments feature, as well as the optional riders, could increase the amount of the minimum required distribution that must be taken from your contract.

TREATMENT OF QUALIFIED CONTRACTS COMPARED WITH NON-QUALIFIED
CONTRACTS. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

  . the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the Owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain Qualified Contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

AMOUNTS RECEIVED UNDER QUALIFIED CONTRACTS. Federal income tax rules generally include distributions from a Qualified

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Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. Additional Federal taxes may be payable in connection with a Qualified Contract. For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally were not required, and 2009 distributions that otherwise would have been required may be eligible for rollover. Required minimum distributions must be taken under the usual tax rules for the 2010 and subsequent tax years.


FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED CONTRACT OR QUALIFIED PLAN TO
ANOTHER. ROLLOVERS AND TRANSFERS: In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting a direct rollover of your after-tax contributions in certain circumstances. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan.

DIRECT ROLLOVERS. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or Income Payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

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FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within 7 days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within 7 days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

   (1) to your Designated Beneficiary directly in the form of a check; or

   (2) by establishing an interest bearing draft account for the Designated Beneficiary called the "Secure Access Account" in the amount of the Death Benefit.


When establishing the Secure Access Account we will send the beneficiary a draft account book within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the Death Benefit payable. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.


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The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

If we do not receive instructions from the Designated Beneficiary with regard to the form of Death Benefit payment, we will automatically establish the Secure Access Account for proceeds of $10,000 or more, unless state law requires a positive election. The Secure Access Account is not available in all states.

We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our Owners.

We reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to 6 months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block an Owner's account and thereby refuse any transfers into the Total Return Fund, request for surrenders, partial withdrawals, or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230. Capital Brokerage Corporation is not required to sell any specific number or dollar amount of contracts, but will use its best efforts to sell the contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"), (formerly, the NASD, Inc.)

Capital Brokerage Corporation offers the contracts through registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 12% of Purchase Payments received.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of Purchase Payments.

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After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 9.6% of Purchase Payments. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of Purchase Payments in the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of Purchase Payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.


All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms. Some contracts, such as this contract, have rider options that have charges that vary based on certain underwriting criteria. Such factors include, but are not limited to: age, gender, and the coverage requested.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as "revenue sharing arrangements," into account when considering and evaluating any recommendation relating to the contracts.

During 2009, 2008 and 2007, $64.1 million, $91.1 million and $140.1 million was paid to Capital Brokerage Corporation for the sales of contracts in the Variable Account and any new purchase payments received. In 2009, 2008 and 2007, no underwriting commissions were paid to Capital Brokerage Corporation. We discontinued offering the contracts for new sales effective December 31, 2008.


LEGAL PROCEEDINGS

We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. We are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations.

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


Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.


The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the board of directors may cause the Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.


Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Variable Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Variable Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

ADDITIONAL INFORMATION

OWNER QUESTIONS

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received PLUS any adjustments required by applicable law or regulation on the date we receive the contract PLUS or MINUS any applicable Market Value Adjustment, but without reduction for any surrender charge or access charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

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EVIDENCE OF DEATH, AGE, GENDER OR SURVIVAL

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

LEGAL MATTERS


Certain matters regarding the offering of the securities herein will be passed upon by Michael D. Pappas, internal counsel for the Company (as to Virginia law and United States federal securities law matters).


Opinions may be issued in the future by counsel other than those listed above. The name of such counsel, other than those listed above will be included in a prospectus supplement.


EXEMPTION TO FILE PERIODIC REPORTS

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.


WHERE YOU CAN FIND MORE INFORMATION

This prospectus, which constitutes part of the registration statement, does not contain all the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.


The registration statement, including exhibits, contains additional relevant information about us. You can read and copy information we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee, by writing the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Our filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this prospectus.)


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APPENDIX

ANNUITY CROSS FUNDING PROGRAM

THE ANNUITY CROSS FUNDING PROGRAM IS NOT AVAILABLE FOR CONTRACTS ISSUED ON OR AFTER AUGUST 17, 2004.

WHAT IS THE ANNUITY CROSS FUNDING PROGRAM? This section of the prospectus describes the Annuity Cross Funding Program; a program which allowed the purchase of a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the "Annuity Cross Funding Program" because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the "Funding Annuity") to make payments to this contract.

Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

HOW DOES THE ANNUITY CROSS FUNDING PROGRAM WORK? The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date this contract is issued. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued. You may not change the Annuity Commencement Date on this contract once the contract is issued. However, the terms of the Funding Annuity may allow you to change the Annuity Commencement Date, but, if you change the Annuity Commencement Date on the Funding Annuity after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments on this contract because the Annuity Commencement Dates are no longer the same.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

  . to the Subaccount in an amount not more than the Scheduled Installment amount; (you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers); or

  . to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate Contract Value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the Contract Value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

FUNDING ANNUITIES ARE OFFERED BY SEPARATE PROSPECTUSES. Only variable annuity contracts issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program could be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is no longer offered and the Annuity Cross Funding Program is not available for Contracts issued on or after August 17, 2004.

FUNDING ANNUITIES ARE VARIABLE ANNUITY CONTRACTS THAT MAY INVOLVE INVESTMENT RISK. As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. FUNDING ANNUITIES MAY NOT OFFER GUARANTEED INVESTMENT OPTIONS, AND THE ABILITY TO TRANSFER CONTRACT VALUE FROM THE FUNDING ANNUITY TO THE GUARANTEE ACCOUNT OR IMMEDIATE INSTALLMENT ACCOUNT UNDER THIS CONTRACT MAY BE SUBJECT TO RESTRICTIONS AND/OR LIMITATIONS.

ANNUITY CROSS FUNDING PROGRAM -- TAX TREATMENT OF THE ANNUITY CONTRACTS. Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for Federal tax purposes only if this contract and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for Federal tax purposes may be adversely affected if certain changes are made to either contract after issue. CHANGING THE ANNUITY COMMENCEMENT DATE FOR THE FUNDING ANNUITY ONCE AN ANNUITY CROSS FUNDING PROGRAM HAS BEGUN MAY HAVE ADVERSE TAX CONSEQUENCES, AND YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING ANY SUCH CHANGE. IN ADDITION, YOU SHOULD CAREFULLY CONSIDER YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS, IF NECESSARY, WITH RESPECT TO THE FUNDING ANNUITY. CHANGING THE ANNUITY COMMENCEMENT DATE ON THE FUNDING ANNUITY WILL ALSO CAUSE YOU TO LOSE YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS UNDER THIS CONTRACT.

BOTH CONTRACTS MUST HAVE THE SAME OWNER, JOINT OWNER IF ANY, AND ANNUITANT (AS WELL AS JOINT ANNUITANT, IF ANY). THE BENEFICIARIES NEED NOT BE THE SAME. CHANGING AN OWNER, ANNUITANT, OR BENEFICIARY, IF PERMITTED BY THE CONTRACT, MAY HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING SUCH A CHANGE.

This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. Funding Annuities may also provide a return privilege. YOU MAY CHOOSE TO RETURN EITHER THE FUNDING ANNUITY CONTRACT, THIS CONTRACT, OR BOTH CONTRACTS IN ACCORDANCE WITH THE APPLICABLE RETURN PRIVILEGE.

RETURNING EITHER THIS CONTRACT OR THE FUNDING ANNUITY CONTRACT IN ACCORDANCE WITH THE APPLICABLE RETURN PRIVILEGE WITHOUT ALSO RETURNING THE OTHER CONTRACT MAY RESULT IN ADVERSE TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE RETURNING ONLY ONE CONTRACT.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over a certain period, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a Market Value Adjustment (which may be positive or negative) upon a partial withdrawal or surrender from this annuity. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; Market Value Adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. YOU SHOULD BE AWARE THAT THE TAX TREATMENT OF PARTIAL WITHDRAWALS OR SURRENDERS FROM EITHER THIS CONTRACT OR THE FUNDING ANNUITY WILL BE AFFECTED BY PARTIAL WITHDRAWALS OR SURRENDERS, AS WELL AS GAINS OR LOSSES WITH RESPECT TO THE OTHER CONTRACT. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING PARTIAL WITHDRAWALS OR SURRENDERS FROM THIS CONTRACT OR THE FUNDING ANNUITY WHILE PARTICIPATING IN AN ANNUITY CROSS FUNDING PROGRAM.

DEATH BENEFITS WILL BE CALCULATED AND PAID SEPARATELY IN ACCORDANCE WITH THE PROVISIONS OF THIS CONTRACT OR THE FUNDING ANNUITY AS THE CASE MAY BE, AND AS DISCLOSED IN THE PROSPECTUS FOR THE RESPECTIVE CONTRACT.

Income Payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such Income Payments. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING INCOME PAYMENTS TO START UNDER THIS CONTRACT AND/OR THE FUNDING ANNUITY AND BEFORE COMMUTING ANY SUCH INCOME PAYMENTS BEFORE THE PAYMENT DATE FOR SUCH PAYMENT.

THIS DISCUSSION OF THE ANNUITY CROSS FUNDING PROGRAM DOES NOT ATTEMPT TO ADDRESS THE TAX AND OTHER TREATMENT OF EVERY TRANSACTION THAT COULD BE EFFECTED UNDER THIS CONTRACT OR A FUNDING ANNUITY IN CONNECTION WITH AN ANNUITY CROSS FUNDING PROGRAM. YOU SHOULD CONSULT A TAX ADVISER BEFORE YOU PURCHASE THIS CONTRACT AND/OR THE FUNDING ANNUITY IN CONNECTION WITH AN ANNUITY CROSS FUNDING PROGRAM.

TAXATION OF CROSS FUNDED ANNUITY CONTRACTS. You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

   (1) this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

   (2) amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

   (3) if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

   (4) distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date (provided such date is a date at least 10 years from the date the contracts were issued) will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION


                                                                            PAGE
THE COMPANY................................................................ B-3

THE VARIABLE ACCOUNT....................................................... B-3

THE CONTRACTS.............................................................. B-3
   Net Investment Factor................................................... B-3

TERMINATION OF PARTICIPATION AGREEMENT..................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

TAX MATTERS................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

GENERAL PROVISIONS......................................................... B-5
   Using the Contract as Collateral........................................ B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Incontestability........................................................ B-6
   Misstatement of Age or Gender........................................... B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-6

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY.................. B-6

EXPERTS.................................................................... B-6

FINANCIAL STATEMENTS....................................................... B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor _________________________________________________________
                                                 Date

                    STATEMENT OF ADDITIONAL INFORMATION FOR
        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                FORM P1161 3/01

                                  ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
                        TELEPHONE NUMBER: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 30, 2010, for the Scheduled Purchase Payment Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative.


The date of this Statement of Additional Information is April 30, 2010.

TABLE OF CONTENTS


THE COMPANY................................................................ B-3

THE VARIABLE ACCOUNT....................................................... B-3

THE CONTRACTS.............................................................. B-3
   Net Investment Factor................................................... B-3

TERMINATION OF PARTICIPATION AGREEMENT..................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

TAX MATTERS................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

GENERAL PROVISIONS......................................................... B-5
   Using the Contracts as Collateral....................................... B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Incontestability........................................................ B-6
   Misstatement of Age or Gender........................................... B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-6

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY.................. B-6

EXPERTS.................................................................... B-6

FINANCIAL STATEMENTS....................................................... B-7

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Until March 12, 2007, our preferred shares were owned by an affiliate, Brookfield Life Assurance Company Limited. On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into the Company. The Company was the surviving entity. FHL and FCL were both stock life insurance companies operating under charter granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers. The accompanying financial information for the Company has been presented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control, as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth.


Upon consummation of the FHL and FCL mergers, the Company transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY, with GLICNY being the surviving entity.

We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to providing insurance, wealth management, investment management and financial solutions to more than 15 million customers, with a presence in more than 25 countries. We have two operating segments: (1) Protection and (2) Retirement Income, formerly known as Retirement Income and Institutional.


  . PROTECTION. We offer customers term and universal life insurance and Medicare supplement insurance.


  . RETIREMENT INCOME. We offer customers a variety of wealth accumulation and income distribution products. Wealth accumulation and income distribution products principally include fixed and variable deferred and immediate individual annuities and group variable annuities offered through retirement plans. We discontinued offering variable life on and after May 1, 2008.

We also have Corporate and Other activities, which include unallocated corporate income and expenses and the results of non-strategic products that are managed outside of our operating segments. Our non-strategic products include our institutional and corporate-owned life insurance products. Institutional products consist of funding agreements, funding agreements backing notes ("FABNs") and guaranteed investment contracts ("GICs").

We do business in all states, except New York, the District of Columbia and Bermuda.


We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE VARIABLE ACCOUNT

In accordance with the Board Resolution establishing the Variable Account, such Variable Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, managed separate account and/or other portfolios (the " Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to the one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

THE CONTRACTS

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) MINUS (c) where:

   (a) is the result of:

      (1) the value of the assets of the Subaccount at the end of the preceding Valuation Period; PLUS

      (2) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; MINUS

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

      (4) any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount's assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF PARTICIPATION AGREEMENT

The participation agreement pursuant to which the GE Investments Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Variable Account contains a provision regarding the circumstances in which the Agreement may be terminated.

GE INVESTMENTS FUNDS, INC. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other, unless a shorter time is agreed upon by the parties.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

The Subaccount Investing in the Total Return Fund

STANDARDIZED TOTAL RETURN. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccount for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Total Return Fund adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in each class of the Total Return Fund, after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account) and $1,968.00 for all of the available rider options.

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of the Total Return Fund performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Total Return Fund performance with standardized performance quotations.

TAX MATTERS

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that Owner's death; or

      (2) as income payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to contracts issued as Qualified Contracts.

GENERAL PROVISIONS

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home

Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments. See the "Federal Income Tax Matters" provision of this prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract except as provided in any rider.


Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.


Statement of Values

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY


Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.


EXPERTS


The consolidated financial statements and financial statement schedules of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009 and the financial statements of Genworth Life & Annuity VA Separate Account 1 as of December 31, 2009 and for the periods indicated have been included herein and in the registration statement in reliance upon reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Our reports on the consolidated financial statements and financial statement schedules of Genworth Life and Annuity Insurance Company and subsidiaries dated April 13, 2010 refer to a change in the method of accounting for other-than-temporary impairments in 2009.

The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.


FINANCIAL STATEMENTS

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Variable Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Variable Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 2009

     (WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT THEREON)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2009

                                                                            PAGE
                                                                            ----
Independent Registered Public Accounting Firm's Report.....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-20

Statements of Changes in Net Assets........................................ F-37

Notes to Financial Statements.............................................. F-70

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Contract Owners
Genworth Life & Annuity VA Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 1 (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II shares, AIM V.I. Capital Appreciation Fund -- Series I shares, AIM V.I. Capital Development Fund -- Series I shares, AIM V.I. Core Equity Fund -- Series I shares, AIM V.I. Global Real Estate Fund -- Series II shares, AIM V.I. Government Securities Fund -- Series I shares, AIM V.I. International Growth Fund -- Series II shares, AIM V.I. Large Cap Growth Fund -- Series I shares, AIM V.I. Technology Fund -- Series I shares, AIM V.I. Utilities Fund -- Series I shares; AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B, AllianceBernstein Global Thematic Growth Portfolio -- Class B, AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B, AllianceBernstein Large Cap Growth Portfolio -- Class B, AllianceBernstein Small Cap Growth Portfolio -- Class B; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II, VP Income & Growth Fund -- Class I, VP International Fund -- Class I; American Century Variable Portfolios, Inc. -- VP Ultra(R) Fund -- Class I, VP Value Fund -- Class I; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Marsico Growth Fund, Variable Series -- Class A, Columbia Marsico International Opportunities Fund, Variable Series -- Class B; DWS Variable Series II -- DWS Dreman Small Mid Cap Value VIP -- Class B Shares, DWS Strategic Value VIP -- Class B Shares, DWS Technology VIP -- Class B Shares; Dreyfus -- Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares, Dreyfus Variable Investment Fund -- Money Market Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Evergreen Variable Annuity Trust -- Evergreen VA Omega Fund -- Class 2; Federated Insurance Series -- Federated Capital Income Fund II, Federated Clover Value Fund II -- Primary Shares, Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares; Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio -- Initial Class, VIP Asset Manager/SM/ Portfolio -- Service Class 2, VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Initial Class, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares, Franklin Large Cap Growth Securities Fund -- Class 2 Shares, Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares, Mutual Shares Securities Fund -- Class 2 Shares, Templeton Foreign Securities Fund -- Class 1 Shares, Templeton Foreign Securities Fund -- Class 2 Shares, Templeton Global Asset Allocation Fund -- Class 2 Shares, Templeton Global Bond Securities Fund -- Class 1 Shares, Templeton Growth Securities Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares, Income Fund -- Class 1 Shares, International Equity Fund -- Class 1 Shares, Mid-Cap Equity Fund -- Class 1 Shares, Money Market Fund, Premier Growth Equity Fund -- Class 1 Shares, Real Estate Securities Fund -- Class 1 Shares, S&P 500(R) Index Fund, Small-Cap Equity Fund -- Class 1 Shares, Total Return Fund -- Class 1 Shares, Total Return Fund -- Class 3 Shares, U.S. Equity Fund -- Class 1 Shares; Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund -- Service Shares, Genworth Columbia Mid Cap Value Fund -- Service Shares, Genworth Davis NY Venture Fund -- Service Shares, Genworth Eaton Vance Large Cap Value Fund -- Service Shares, Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares, Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares, Genworth PIMCO StocksPLUS Fund -- Service Shares, Genworth Putnam International Capital Opportunities Fund -- Service Shares, Genworth Thornburg International Value Fund -- Service Shares; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; J.P. Morgan Series Trust II -- JPMorgan Bond Portfolio, JPMorgan International Equity Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio, JPMorgan U.S. Large Cap Core Equity Portfolio; JPMorgan Insurance Trust -- JPMorgan Insurance Trust Balanced Portfolio -- Class 1, JPMorgan Insurance Trust Core Bond Portfolio -- Class 1, JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio -- Class 1, JPMorgan Insurance Trust Equity

Index Portfolio -- Class 1, JPMorgan Insurance Trust Government Bond Portfolio -- Class 1, JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1, JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1, JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1, JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Enterprise Portfolio -- Institutional Shares, Enterprise Portfolio -- Service Shares, Flexible Bond Portfolio -- Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Global Life Sciences Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, Janus Portfolio -- Institutional Shares, Janus Portfolio -- Service Shares, Overseas Portfolio -- Institutional Shares, Overseas Portfolio -- Service Shares, Research Core Portfolio -- Institutional Shares, Worldwide Portfolio -- Institutional Shares, Worldwide Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- Legg Mason Clearbridge Variable Aggressive Growth Portfolio -- Class II, Legg Mason ClearBridge Variable Equity Income Builder Portfolio -- Class I, Legg Mason ClearBridge Variable Equity Income Builder Portfolio -- Class II, Legg Mason ClearBridge Variable Fundamental Value Portfolio -- Class I, Legg Mason ClearBridge Variable Investors Portfolio -- Class I; Legg Mason Partners Variable Income Trust -- Legg Mason Western Asset Variable Strategic Bond Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Strategic Income Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA -- Non-Service Shares, Oppenheimer Balanced Fund/VA -- Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA -- Non-Service Shares, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer High Income Fund/VA -- Non-Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares, Oppenheimer MidCap Fund/VA -- Non-Service Shares, Oppenheimer MidCap Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government Portfolio -- Administrative Class Shares, Low Duration Portfolio -- Administrative Class Shares, Total Return Portfolio -- Administrative Class Shares; Rydex Variable Trust -- NASDAQ-100(R) Fund; The Alger Portfolios -- Alger Large Cap Growth Portfolio -- Class 1-2 Shares, Alger Small Cap Growth Portfolio -- Class 1-2 Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio -- Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares, SP International Growth Portfolio -- Class II Shares, SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares; The Universal Institutional Funds, Inc. -- Equity and Income Portfolio -- Class II Shares; Van Kampen Life Investment Trust -- Capital Growth Portfolio -- Class II Shares, Comstock Portfolio -- Class II Shares) as of December 31, 2009, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 1 as of December 31, 2009, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/  KPMG LLP

Richmond, Virginia
April 6, 2010

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2009

                                                                               AIM VARIABLE INSURANCE FUNDS
                                         -----------------------------------------------------------------------------------
                                         AIM V.I.     AIM V.I.    AIM V.I.    AIM V.I.   AIM V.I.    AIM V.I.    AIM V.I.
                                           BASIC      CAPITAL      CAPITAL      CORE    GLOBAL REAL GOVERNMENT INTERNATIONAL
                                           VALUE    APPRECIATION DEVELOPMENT   EQUITY     ESTATE    SECURITIES    GROWTH
                                          FUND --     FUND --      FUND --    FUND --     FUND --    FUND --      FUND --
                           CONSOLIDATED  SERIES II    SERIES I    SERIES I    SERIES I   SERIES II   SERIES I    SERIES II
                              TOTAL       SHARES       SHARES      SHARES      SHARES     SHARES      SHARES      SHARES
                          -------------- ---------- ------------ ----------- ---------- ----------- ---------- -------------
ASSETS:
Investments at fair
 value (note 2).......... $9,440,375,786 13,222,978  12,020,461     6,059    15,176,544   396,168     2,704     68,023,133
Dividend receivable......      3,193,771         --          --        --            --        --        --             --
Receivable for units sold        597,795      2,539         383        --            --        --        --             --
                          -------------- ----------  ----------     -----    ----------   -------     -----     ----------
    Total assets.........  9,444,167,352 13,225,517  12,020,844     6,059    15,176,544   396,168     2,704     68,023,133
                          -------------- ----------  ----------     -----    ----------   -------     -----     ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        442,218        584         523        --           654        21        --          3,180
Payable for units
 withdrawn...............      3,065,667         --          --         1       123,359        32        --         53,084
                          -------------- ----------  ----------     -----    ----------   -------     -----     ----------
    Total liabilities....      3,507,885        584         523         1       124,013        53        --         56,264
                          -------------- ----------  ----------     -----    ----------   -------     -----     ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  9,191,008,598 13,224,933  12,014,860     6,058    15,052,531   325,401     2,704     65,910,362
 Variable annuity
   contract owners in
   the annuitization
   period................    227,828,386         --       5,461        --            --    70,714        --      2,056,507
 Genworth Life and
   Annuity (note 4)......     21,822,483         --          --        --            --        --        --             --
                          -------------- ----------  ----------     -----    ----------   -------     -----     ----------
    Net assets........... $9,440,659,467 13,224,933  12,020,321     6,058    15,052,531   396,115     2,704     67,966,869
                          ============== ==========  ==========     =====    ==========   =======     =====     ==========
Investments in
 securities at cost...... $9,908,360,689 18,606,342  13,358,121     7,687    15,069,420   408,206     2,843     67,153,965
                          ============== ==========  ==========     =====    ==========   =======     =====     ==========
Shares outstanding.......                 2,222,349     591,267       537       609,011    33,208       226      2,654,043
                                         ==========  ==========     =====    ==========   =======     =====     ==========

                          ---------------------
                          AIM V.I.
                          LARGE CAP  AIM V.I.
                           GROWTH   TECHNOLOGY
                           FUND --   FUND --
                          SERIES I   SERIES I
                           SHARES     SHARES
                          --------- ----------
ASSETS:
Investments at fair
 value (note 2)..........   5,742     9,888
Dividend receivable......      --        --
Receivable for units sold      --        --
                            -----     -----
    Total assets.........   5,742     9,888
                            -----     -----
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...      --        --
Payable for units
 withdrawn...............       1        --
                            -----     -----
    Total liabilities....       1        --
                            -----     -----
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   5,741     9,888
 Variable annuity
   contract owners in
   the annuitization
   period................      --        --
 Genworth Life and
   Annuity (note 4)......      --        --
                            -----     -----
    Net assets...........   5,741     9,888
                            =====     =====
Investments in
 securities at cost......   5,411     8,961
                            =====     =====
Shares outstanding.......     468       750
                            =====     =====

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              AIM
                           VARIABLE
                           INSURANCE
                             FUNDS
                          (CONTINUED)                            ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                          ----------- -----------------------------------------------------------------------------------------
                           AIM V.I.   ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                           UTILITIES   BALANCED WEALTH   GLOBAL THEMATIC     GROWTH AND       INTERNATIONAL       LARGE CAP
                            FUND --       STRATEGY           GROWTH            INCOME             VALUE            GROWTH
                           SERIES I     PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --
                            SHARES         CLASS B           CLASS B           CLASS B           CLASS B           CLASS B
                          ----------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS:
Investments at fair
 value (note 2)..........   $2,743       25,473,023         6,576,986        68,946,685         87,548,369       16,774,949
Dividend receivable......       --               --                --                --                 --               --
Receivable for units sold       --               --                47                --                 --               --
                            ------       ----------         ---------        ----------        -----------       ----------
    Total assets.........    2,743       25,473,023         6,577,033        68,946,685         87,548,369       16,774,949
                            ------       ----------         ---------        ----------        -----------       ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       --            1,239               279             2,982              4,120              735
Payable for units
 withdrawn...............        1           11,373                --            10,617             21,723            9,831
                            ------       ----------         ---------        ----------        -----------       ----------
    Total liabilities....        1           12,612               279            13,599             25,843           10,566
                            ------       ----------         ---------        ----------        -----------       ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    2,742       23,294,344         6,576,754        68,700,141         84,775,091       16,764,383
 Variable annuity
   contract owners in
   the annuitization
   period................       --        2,166,067                --           232,945          2,747,435               --
 Genworth Life and
   Annuity (note 4)......       --               --                --                --                 --               --
                            ------       ----------         ---------        ----------        -----------       ----------
    Net assets...........   $2,742       25,460,411         6,576,754        68,933,086         87,522,526       16,764,383
                            ======       ==========         =========        ==========        ===========       ==========
Investments in
 securities at cost......   $3,565       25,204,310         5,814,593        90,928,336        100,053,846       15,750,708
                            ======       ==========         =========        ==========        ===========       ==========
Shares outstanding.......      189        2,407,658           402,508         4,572,061          6,021,208          678,598
                            ======       ==========         =========        ==========        ===========       ==========



                                                 AMERICAN CENTURY VARIABLE
                                                    PORTFOLIOS II, INC.
                          ------------------------------------------------------
                          ALLIANCEBERNSTEIN
                              SMALL CAP     VP INFLATION VP INCOME      VP
                               GROWTH        PROTECTION  & GROWTH  INTERNATIONAL
                            PORTFOLIO --      FUND --     FUND --     FUND --
                               CLASS B        CLASS II    CLASS I     CLASS I
                          ----------------- ------------ --------- -------------
ASSETS:
Investments at fair
 value (note 2)..........     5,719,367     128,566,430   150,244    2,038,077
Dividend receivable......            --         308,144        --           --
Receivable for units sold       128,555              --        --           --
                              ---------     -----------   -------    ---------
    Total assets.........     5,847,922     128,874,574   150,244    2,038,077
                              ---------     -----------   -------    ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...           244           6,193         7          103
Payable for units
 withdrawn...............            --          16,017         1           34
                              ---------     -----------   -------    ---------
    Total liabilities....           244          22,210         8          137
                              ---------     -----------   -------    ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................     5,847,678     123,185,263   150,236    1,722,089
 Variable annuity
   contract owners in
   the annuitization
   period................            --       5,667,101        --      315,851
 Genworth Life and
   Annuity (note 4)......            --              --        --           --
                              ---------     -----------   -------    ---------
    Net assets...........     5,847,678     128,852,364   150,236    2,037,940
                              =========     ===========   =======    =========
Investments in
 securities at cost......     5,537,583     120,293,865   170,966    2,248,935
                              =========     ===========   =======    =========
Shares outstanding.......       490,091      11,981,960    27,926      263,658
                              =========     ===========   =======    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                            AMERICAN CENTURY
                                VARIABLE
                            PORTFOLIOS, INC.            BLACKROCK VARIABLE SERIES FUNDS, INC.
                          -------------------- -------------------------------------------------------

                                                                 BLACKROCK    BLACKROCK    BLACKROCK
                                                  BLACKROCK        GLOBAL     LARGE CAP      VALUE
                                               BASIC VALUE V.I.  ALLOCATION  GROWTH V.I. OPPORTUNITIES
                          VP ULTRA(R) VP VALUE     FUND --       V.I. FUND     FUND --   V.I. FUND --
                            FUND --   FUND --     CLASS III     -- CLASS III  CLASS III    CLASS III
                            CLASS I   CLASS I       SHARES         SHARES      SHARES       SHARES
                          ----------- -------- ---------------- ------------ ----------- -------------
ASSETS:
Investments at fair
 value (note 2)..........   $68,246   197,498     10,721,006    466,802,136   3,034,300    5,196,452
Dividend receivable......        --        --             --             --          --           --
Receivable for units sold        --        --             --         34,871          58           --
                            -------   -------     ----------    -----------   ---------    ---------
    Total assets.........    68,246   197,498     10,721,006    466,837,007   3,034,358    5,196,452
                            -------   -------     ----------    -----------   ---------    ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         3         8            481         24,134         131          234
Payable for units
 withdrawn...............         2         1         15,362             --          --           60
                            -------   -------     ----------    -----------   ---------    ---------
    Total liabilities....         5         9         15,843         24,134         131          294
                            -------   -------     ----------    -----------   ---------    ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    68,241   197,489     10,705,163    439,002,305   3,034,227    5,196,158
 Variable annuity
   contract owners in
   the annuitization
   period................        --        --             --     27,810,568          --           --
 Genworth Life and
   Annuity (note 4)......        --        --             --             --          --           --
                            -------   -------     ----------    -----------   ---------    ---------
    Net assets...........   $68,241   197,489     10,705,163    466,812,873   3,034,227    5,196,158
                            =======   =======     ==========    ===========   =========    =========
Investments in
 securities at cost......   $72,377   257,082     12,551,900    464,846,349   3,216,599    7,458,318
                            =======   =======     ==========    ===========   =========    =========
Shares outstanding.......     8,405    37,405      1,001,028     34,784,064     321,771      457,837
                            =======   =======     ==========    ===========   =========    =========

                            COLUMBIA FUNDS VARIABLE
                               INSURANCE TRUST I      DWS VARIABLE SERIES II
                          --------------------------- -----------------------
                                          COLUMBIA
                            COLUMBIA      MARSICO     DWS DREMAN
                            MARSICO    INTERNATIONAL  SMALL MID      DWS
                          GROWTH FUND, OPPORTUNITIES  CAP VALUE   STRATEGIC
                            VARIABLE   FUND, VARIABLE   VIP --   VALUE VIP --
                           SERIES --     SERIES --     CLASS B     CLASS B
                            CLASS A       CLASS B       SHARES      SHARES
                          ------------ -------------- ---------- ------------
ASSETS:
Investments at fair
 value (note 2)..........  36,306,284    78,359,850     72,710      80,893
Dividend receivable......          --            --         --          --
Receivable for units sold       3,160            --         --          --
                           ----------    ----------    -------     -------
    Total assets.........  36,309,444    78,359,850     72,710      80,893
                           ----------    ----------    -------     -------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       1,579         3,581          3           4
Payable for units
 withdrawn...............          --         6,559         --          --
                           ----------    ----------    -------     -------
    Total liabilities....       1,579        10,140          3           4
                           ----------    ----------    -------     -------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  36,307,865    76,982,149     72,707      80,889
 Variable annuity
   contract owners in
   the annuitization
   period................          --     1,367,561         --          --
 Genworth Life and
   Annuity (note 4)......          --            --         --          --
                           ----------    ----------    -------     -------
    Net assets...........  36,307,865    78,349,710     72,707      80,889
                           ==========    ==========    =======     =======
Investments in
 securities at cost......  36,720,020    91,199,328    103,509     119,544
                           ==========    ==========    =======     =======
Shares outstanding.......   2,147,030     5,537,799      7,249      10,961
                           ==========    ==========    =======     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              DWS
                           VARIABLE                                                                               EVERGREEN
                           SERIES II                                                                              VARIABLE
                          (CONTINUED)                  DREYFUS                    EATON VANCE VARIABLE TRUST    ANNUITY TRUST
                          ----------- ----------------------------------------- ------------------------------ ---------------
                                                                   THE DREYFUS
                                         DREYFUS       DREYFUS      SOCIALLY
                              DWS       INVESTMENT     VARIABLE    RESPONSIBLE
                          TECHNOLOGY    PORTFOLIOS    INVESTMENT     GROWTH
                            VIP --     MIDCAP STOCK    FUND --    FUND, INC. --                  VT WORLDWIDE     EVERGREEN
                            CLASS B    PORTFOLIO --  MONEY MARKET    INITIAL    VT FLOATING-RATE    HEALTH        VA OMEGA
                            SHARES    INITIAL SHARES  PORTFOLIO      SHARES       INCOME FUND    SCIENCES FUND FUND -- CLASS 2
                          ----------- -------------- ------------ ------------- ---------------- ------------- ---------------
ASSETS:
Investments at fair
 value (note 2)..........   $10,058       85,942       473,403      3,652,084      62,150,108      8,227,228      7,062,345
Dividend receivable......        --           --            --             --         237,350             --             --
Receivable for units sold        --           --            --             --              --             --             --
                            -------      -------       -------      ---------      ----------      ---------      ---------
    Total assets.........    10,058       85,942       473,403      3,652,084      62,387,458      8,227,228      7,062,345
                            -------      -------       -------      ---------      ----------      ---------      ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        --            4           119            154           2,834            346            308
Payable for units
 withdrawn...............         1           --             1          9,684          15,345          1,155             67
                            -------      -------       -------      ---------      ----------      ---------      ---------
    Total liabilities....         1            4           120          9,838          18,179          1,501            375
                            -------      -------       -------      ---------      ----------      ---------      ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    10,057       85,938       473,283      3,642,246      60,923,012      8,224,164      7,061,970
 Variable annuity
   contract owners in
   the annuitization
   period................        --           --            --             --       1,446,267          1,563             --
 Genworth Life and
   Annuity (note 4)......        --           --            --             --              --             --             --
                            -------      -------       -------      ---------      ----------      ---------      ---------
    Net assets...........   $10,057       85,938       473,283      3,642,246      62,369,279      8,225,727      7,061,970
                            =======      =======       =======      =========      ==========      =========      =========
Investments in
 securities at cost......   $ 9,747      122,675       473,314      3,958,747      59,240,340      8,380,880      6,558,002
                            =======      =======       =======      =========      ==========      =========      =========
Shares outstanding.......     1,115        8,216       473,403        139,074       6,867,415        801,093        349,794
                            =======      =======       =======      =========      ==========      =========      =========



                               FEDERATED INSURANCE SERIES
                          ------------------------------------

                                     FEDERATED
                                       CLOVER   FEDERATED HIGH
                          FEDERATED    VALUE     INCOME BOND
                           CAPITAL   FUND II --   FUND II --
                           INCOME     PRIMARY      PRIMARY
                           FUND II     SHARES       SHARES
                          ---------- ---------- --------------
ASSETS:
Investments at fair
 value (note 2)..........  9,640,326 13,862,482   26,828,674
Dividend receivable......         --         --           --
Receivable for units sold         --         --           --
                          ---------- ----------   ----------
    Total assets.........  9,640,326 13,862,482   26,828,674
                          ---------- ----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        381        556        1,075
Payable for units
 withdrawn...............        216         63        2,778
                          ---------- ----------   ----------
    Total liabilities....        597        619        3,853
                          ---------- ----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  9,637,350 13,861,863   26,824,821
 Variable annuity
   contract owners in
   the annuitization
   period................      2,379         --           --
 Genworth Life and
   Annuity (note 4)......         --         --           --
                          ---------- ----------   ----------
    Net assets...........  9,639,729 13,861,863   26,824,821
                          ========== ==========   ==========
Investments in
 securities at cost...... 10,042,688 23,764,517   25,527,391
                          ========== ==========   ==========
Shares outstanding.......  1,111,918  1,530,075    4,022,290
                          ========== ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                           FEDERATED INSURANCE SERIES
                                   (CONTINUED)
                          ----------------------------- -------------------------

                                                         VIP ASSET    VIP ASSET
                          FEDERATED HIGH   FEDERATED    MANAGER/SM/  MANAGER/SM/
                           INCOME BOND      KAUFMANN    PORTFOLIO -- PORTFOLIO --
                            FUND II --     FUND II --     INITIAL      SERVICE
                          SERVICE SHARES SERVICE SHARES    CLASS       CLASS 2
                          -------------- -------------- ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........  $33,941,969     56,128,917    75,523,119   19,272,249
Dividend receivable......           --             --            --           --
Receivable for units sold           --             --            --           --
                           -----------     ----------    ----------   ----------
    Total assets.........   33,941,969     56,128,917    75,523,119   19,272,249
                           -----------     ----------    ----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        1,441          2,553         2,574          983
Payable for units
 withdrawn...............        4,336         11,816        23,351       11,282
                           -----------     ----------    ----------   ----------
    Total liabilities....        5,777         14,369        25,925       12,265
                           -----------     ----------    ----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   33,936,192     54,738,255    75,451,774   19,162,803
 Variable annuity
   contract owners in
   the annuitization
   period................           --      1,376,293        45,420       97,181
 Genworth Life and
   Annuity (note 4)......           --             --            --           --
                           -----------     ----------    ----------   ----------
    Net assets...........  $33,936,192     56,114,548    75,497,194   19,259,984
                           ===========     ==========    ==========   ==========
Investments in
 securities at cost......  $31,184,375     53,663,067    84,289,929   20,697,760
                           ===========     ==========    ==========   ==========
Shares outstanding.......    5,104,055      4,486,724     5,809,471    1,506,822
                           ===========     ==========    ==========   ==========

                                FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                          ---------------------------------------------------------------------------------
                                                                   VIP DYNAMIC
                              VIP                         VIP        CAPITAL                  VIP EQUITY-
                            BALANCED        VIP      CONTRAFUND(R) APPRECIATION  VIP EQUITY-     INCOME
                          PORTFOLIO -- CONTRAFUND(R) PORTFOLIO --  PORTFOLIO --    INCOME     PORTFOLIO --
                            SERVICE    PORTFOLIO --     SERVICE      SERVICE    PORTFOLIO --    SERVICE
                            CLASS 2    INITIAL CLASS    CLASS 2      CLASS 2    INITIAL CLASS   CLASS 2
                          ------------ ------------- ------------- ------------ ------------- ------------
ASSETS:
Investments at fair
 value (note 2)..........  65,572,158   154,049,449   139,172,341   2,427,520    124,115,276   72,562,420
Dividend receivable......          --            --            --          --             --           --
Receivable for units sold          --            --            --          --             --           --
                           ----------   -----------   -----------   ---------    -----------   ----------
    Total assets.........  65,572,158   154,049,449   139,172,341   2,427,520    124,115,276   72,562,420
                           ----------   -----------   -----------   ---------    -----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       3,529         6,144         5,973         104          4,800        3,158
Payable for units
 withdrawn...............      16,292        16,118         5,582         347         12,637        4,593
                           ----------   -----------   -----------   ---------    -----------   ----------
    Total liabilities....      19,821        22,262        11,555         451         17,437        7,751
                           ----------   -----------   -----------   ---------    -----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  61,883,768   153,922,999   138,971,431   2,427,069    123,984,543   72,406,379
 Variable annuity
   contract owners in
   the annuitization
   period................   3,668,569       104,188       189,355          --        113,296      148,290
 Genworth Life and
   Annuity (note 4)......          --            --            --          --             --           --
                           ----------   -----------   -----------   ---------    -----------   ----------
    Net assets...........  65,552,337   154,027,187   139,160,786   2,427,069    124,097,839   72,554,669
                           ==========   ===========   ===========   =========    ===========   ==========
Investments in
 securities at cost......  65,562,484   184,488,639   168,918,999   2,618,284    160,628,815   92,237,520
                           ==========   ===========   ===========   =========    ===========   ==========
Shares outstanding.......   4,952,580     7,470,875     6,859,159     343,841      7,383,419    4,379,144
                           ==========   ===========   ===========   =========    ===========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009


                          -------------------------
                              VIP          VIP
                            GROWTH &     GROWTH &
                             INCOME       INCOME
                          PORTFOLIO -- PORTFOLIO --
                            INITIAL      SERVICE
                             CLASS       CLASS 2
                          ------------ ------------
ASSETS:
Investments at fair
 value (note 2).......... $27,468,786   16,710,640
Dividend receivable......          --           --
Receivable for units sold          --          938
                          -----------   ----------
    Total assets.........  27,468,786   16,711,578
                          -----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       1,115          718
Payable for units
 withdrawn...............       9,742           --
                          -----------   ----------
    Total liabilities....      10,857          718
                          -----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  27,454,078   16,710,860
 Variable annuity
   contract owners in
   the annuitization
   period................       3,851           --
 Genworth Life and
   Annuity (note 4)......          --           --
                          -----------   ----------
    Net assets........... $27,457,929   16,710,860
                          ===========   ==========
Investments in
 securities at cost...... $33,010,387   19,197,752
                          ===========   ==========
Shares outstanding.......   2,481,372    1,533,086
                          ===========   ==========

                                      FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                          ---------------------------------------------------------------------------------------------------------
                                                                      VIP
                               VIP          VIP          VIP       INVESTMENT      VIP          VIP          VIP
                             GROWTH        GROWTH       GROWTH     GRADE BOND    MID CAP      MID CAP      OVERSEAS
                          OPPORTUNITIES PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                          PORTFOLIO --    INITIAL      SERVICE      SERVICE      INITIAL      SERVICE      INITIAL
                          INITIAL CLASS    CLASS       CLASS 2      CLASS 2       CLASS       CLASS 2       CLASS
                          ------------- ------------ ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........   9,553,524    68,509,514   26,228,235   13,612,205     30,680    127,009,620   33,425,937
Dividend receivable......          --            --           --           --         --             --           --
Receivable for units sold          --            --           --           --         --             --           --
                           ----------    ----------   ----------   ----------     ------    -----------   ----------
    Total assets.........   9,553,524    68,509,514   26,228,235   13,612,205     30,680    127,009,620   33,425,937
                           ----------    ----------   ----------   ----------     ------    -----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         384         2,599        1,151          591          1          5,404        1,256
Payable for units
 withdrawn...............         517        23,173      107,918        1,176         --         18,205          750
                           ----------    ----------   ----------   ----------     ------    -----------   ----------
    Total liabilities....         901        25,772      109,069        1,767          1         23,609        2,006
                           ----------    ----------   ----------   ----------     ------    -----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   9,532,158    68,462,345   26,119,166   13,602,749     30,679    126,977,028   33,383,371
 Variable annuity
   contract owners in
   the annuitization
   period................      20,465        21,397           --        7,689         --          8,983       40,560
 Genworth Life and
   Annuity (note 4)......          --            --           --           --         --             --           --
                           ----------    ----------   ----------   ----------     ------    -----------   ----------
    Net assets...........   9,552,623    68,483,742   26,119,166   13,610,438     30,679    126,986,011   33,423,931
                           ==========    ==========   ==========   ==========     ======    ===========   ==========
Investments in
 securities at cost......  10,799,529    78,840,670   28,806,488   13,263,688     31,563    137,118,641   38,477,724
                           ==========    ==========   ==========   ==========     ======    ===========   ==========
Shares outstanding.......     658,410     2,280,610      881,621    1,110,294      1,201      5,060,144    2,220,992
                           ==========    ==========   ==========   ==========     ======    ===========   ==========

                          -------------

                           VIP VALUE
                           STRATEGIES
                          PORTFOLIO --
                            SERVICE
                            CLASS 2
                          ------------
ASSETS:
Investments at fair
 value (note 2)..........  4,067,462
Dividend receivable......         --
Receivable for units sold         --
                           ---------
    Total assets.........  4,067,462
                           ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        175
Payable for units
 withdrawn...............         77
                           ---------
    Total liabilities....        252
                           ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  4,067,210
 Variable annuity
   contract owners in
   the annuitization
   period................         --
 Genworth Life and
   Annuity (note 4)......         --
                           ---------
    Net assets...........  4,067,210
                           =========
Investments in
 securities at cost......  4,275,908
                           =========
Shares outstanding.......    523,483
                           =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009


                                                         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                          -------------------------------------------------------------------------------------------------------
                                           FRANKLIN                                                         TEMPLETON  TEMPLETON
                                          LARGE CAP                                   TEMPLETON  TEMPLETON    GLOBAL     GLOBAL
                                            GROWTH   FRANKLIN TEMPLETON MUTUAL SHARES  FOREIGN    FOREIGN     ASSET       BOND
                          FRANKLIN INCOME SECURITIES    VIP FOUNDING     SECURITIES   SECURITIES SECURITIES ALLOCATION SECURITIES
                            SECURITIES     FUND --    FUNDS ALLOCATION     FUND --     FUND --    FUND --    FUND --    FUND --
                              FUND --      CLASS 2        FUND --          CLASS 2     CLASS 1    CLASS 2    CLASS 2    CLASS 1
                          CLASS 2 SHARES    SHARES     CLASS 2 SHARES      SHARES       SHARES     SHARES     SHARES     SHARES
                          --------------- ---------- ------------------ ------------- ---------- ---------- ---------- ----------
ASSETS:
Investments at fair
 value (note 2)..........  $697,514,030    404,929      128,225,545      86,610,515   11,848,589 2,339,750    97,795   10,476,031
Dividend receivable......            --         --               --              --           --        --        --           --
Receivable for units sold            --         --               --              --           --        --        --       13,902
                           ------------    -------      -----------      ----------   ---------- ---------   -------   ----------
    Total assets.........   697,514,030    404,929      128,225,545      86,610,515   11,848,589 2,339,750    97,795   10,489,933
                           ------------    -------      -----------      ----------   ---------- ---------   -------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        38,328         17            6,735           4,117          476       115         4          388
Payable for units
 withdrawn...............       183,758         --           12,802          20,998        1,289       134        --           --
                           ------------    -------      -----------      ----------   ---------- ---------   -------   ----------
    Total liabilities....       222,086         17           19,537          25,115        1,765       249         4          388
                           ------------    -------      -----------      ----------   ---------- ---------   -------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   662,507,899    404,912      115,728,594      83,171,555   11,846,824 2,021,052    97,791   10,472,281
 Variable annuity
   contract owners in
   the annuitization
   period................    34,784,045         --       12,477,414       3,413,845           --   318,449        --       17,264
 Genworth Life and
   Annuity (note 4)......            --         --               --              --           --        --        --           --
                           ------------    -------      -----------      ----------   ---------- ---------   -------   ----------
    Net assets...........  $697,291,944    404,912      128,206,008      86,585,400   11,846,824 2,339,501    97,791   10,489,545
                           ============    =======      ===========      ==========   ========== =========   =======   ==========
Investments in
 securities at cost......  $758,936,303    482,536      142,623,743      79,202,188   12,660,665 2,631,456   163,562    9,661,257
                           ============    =======      ===========      ==========   ========== =========   =======   ==========
Shares outstanding.......    49,399,011     30,151       17,958,760       5,940,365      866,125   173,959    10,676      591,198
                           ============    =======      ===========      ==========   ========== =========   =======   ==========

                                     GE INVESTMENTS
                                      FUNDS, INC.
                          -------------------------

                          TEMPLETON
                            GROWTH
                          SECURITIES
                           FUND --     CORE VALUE
                           CLASS 2   EQUITY FUND --
                            SHARES   CLASS 1 SHARES
                          ---------- --------------
ASSETS:
Investments at fair
 value (note 2).......... 14,636,508   19,330,925
Dividend receivable......         --           --
Receivable for units sold        266        1,890
                          ----------   ----------
    Total assets......... 14,636,774   19,332,815
                          ----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        635          832
Payable for units
 withdrawn...............         --           --
                          ----------   ----------
    Total liabilities....        635          832
                          ----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................ 14,424,060   19,331,983
 Variable annuity
   contract owners in
   the annuitization
   period................    212,079           --
 Genworth Life and
   Annuity (note 4)......         --           --
                          ----------   ----------
    Net assets........... 14,636,139   19,331,983
                          ==========   ==========
Investments in
 securities at cost...... 17,343,316   21,737,198
                          ==========   ==========
Shares outstanding.......  1,407,357    2,404,344
                          ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                                      GE INVESTMENTS FUNDS, INC. (CONTINUED)
                          --------------------------------------------------------------------------------------------------
                                      INTERNATIONAL  MID-CAP                              REAL ESTATE             SMALL-CAP
                            INCOME       EQUITY      EQUITY                               SECURITIES               EQUITY
                            FUND --      FUND --     FUND --     MONEY     PREMIER GROWTH   FUND --                FUND --
                            CLASS 1      CLASS 1     CLASS 1     MARKET    EQUITY FUND --   CLASS 1   S&P 500(R)   CLASS 1
                            SHARES       SHARES      SHARES       FUND     CLASS 1 SHARES   SHARES    INDEX FUND   SHARES
                          ----------- ------------- ---------- ----------- -------------- ----------- ----------- ----------
ASSETS:
Investments at fair
 value (note 2).......... $53,862,236  16,527,253   83,458,447 266,610,606   43,185,179   60,940,109  189,053,834 48,764,686
Dividend receivable......          --          --           --          --           --           --           --         --
Receivable for units sold          --       3,170           --     158,006        1,271           --           --         --
                          -----------  ----------   ---------- -----------   ----------   ----------  ----------- ----------
    Total assets.........  53,862,236  16,530,423   83,458,447 266,768,612   43,186,450   60,940,109  189,053,834 48,764,686
                          -----------  ----------   ---------- -----------   ----------   ----------  ----------- ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       2,228         656        3,523      11,415        1,826        2,650        7,835      2,104
Payable for units
 withdrawn...............       7,336          --       16,076      88,404           --       27,953      137,644      8,803
                          -----------  ----------   ---------- -----------   ----------   ----------  ----------- ----------
    Total liabilities....       9,564         656       19,599      99,819        1,826       30,603      145,479     10,907
                          -----------  ----------   ---------- -----------   ----------   ----------  ----------- ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  53,852,672  16,529,767   83,397,267 266,602,592   43,107,412   60,220,249  188,885,143 48,753,779
 Variable annuity
   contract owners in
   the annuitization
   period................          --          --       41,581      66,201       77,212      689,257       23,212         --
 Genworth Life and
   Annuity (note 4)......          --          --           --          --           --           --           --         --
                          -----------  ----------   ---------- -----------   ----------   ----------  ----------- ----------
    Net assets........... $53,852,672  16,529,767   83,438,848 266,668,793   43,184,624   60,909,506  188,908,355 48,753,779
                          ===========  ==========   ========== ===========   ==========   ==========  =========== ==========
Investments in
 securities at cost...... $59,817,757  31,252,401   93,424,591 266,610,606   45,463,130   78,456,788  202,215,195 59,490,929
                          ===========  ==========   ========== ===========   ==========   ==========  =========== ==========
Shares outstanding.......   5,071,774  33,729,088    5,631,474 266,610,606      671,620    7,246,149    9,538,539  4,981,071
                          ===========  ==========   ========== ===========   ==========   ==========  =========== ==========

                          ----------------------------

                          TOTAL RETURN  TOTAL RETURN
                            FUND --       FUND --
                            CLASS 1       CLASS 3
                             SHARES        SHARES
                          ------------- -------------
ASSETS:
Investments at fair
 value (note 2).......... 1,107,742,259 1,159,995,159
Dividend receivable......            --            --
Receivable for units sold            --       145,374
                          ------------- -------------
    Total assets......... 1,107,742,259 1,160,140,533
                          ------------- -------------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        52,194        62,841
Payable for units
 withdrawn...............       950,986            --
                          ------------- -------------
    Total liabilities....     1,003,180        62,841
                          ------------- -------------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................ 1,105,238,111 1,098,151,998
 Variable annuity
   contract owners in
   the annuitization
   period................     1,500,968    61,925,694
 Genworth Life and
   Annuity (note 4)......            --            --
                          ------------- -------------
    Net assets........... 1,106,739,079 1,160,077,692
                          ============= =============
Investments in
 securities at cost...... 1,172,852,061 1,277,226,406
                          ============= =============
Shares outstanding.......    72,973,798    76,567,337
                          ============= =============

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                          GE INVESTMENTS
                           FUNDS, INC.
                           (CONTINUED)                                        GENWORTH VARIABLE INSURANCE TRUST
                          -------------- -------------------------------------------------------------------------------
                                                                        GENWORTH     GENWORTH     GENWORTH
                                                    GENWORTH              EATON       GOLDMAN    LEGG MASON
                                         GENWORTH   COLUMBIA  GENWORTH    VANCE        SACHS     CLEARBRIDGE  GENWORTH
                                         CALAMOS    MID CAP   DAVIS NY  LARGE CAP    ENHANCED    AGGRESSIVE    PIMCO
                           U.S. EQUITY    GROWTH     VALUE    VENTURE     VALUE      CORE BOND     GROWTH    STOCKSPLUS
                             FUND --     FUND --    FUND --   FUND --    FUND --   INDEX FUND --   FUND --    FUND --
                             CLASS 1     SERVICE    SERVICE   SERVICE    SERVICE      SERVICE      SERVICE    SERVICE
                              SHARES      SHARES     SHARES    SHARES    SHARES       SHARES       SHARES      SHARES
                          -------------- --------- ---------- --------- ---------- ------------- ----------- -----------
ASSETS:
Investments at fair
 value (note 2)..........  $36,995,144   7,550,649 28,429,398 7,530,809 70,516,340  69,964,739   84,241,617  108,567,010
Dividend receivable......           --          --         --        --         --          --           --           --
Receivable for units sold           --          --         --        --         --          --           --           --
                           -----------   --------- ---------- --------- ----------  ----------   ----------  -----------
    Total assets.........   36,995,144   7,550,649 28,429,398 7,530,809 70,516,340  69,964,739   84,241,617  108,567,010
                           -----------   --------- ---------- --------- ----------  ----------   ----------  -----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        1,568         112      1,277       200      3,332       3,398        4,010        5,334
Payable for units
 withdrawn...............       10,481         882     10,738       413      8,431       9,727       43,009       24,970
                           -----------   --------- ---------- --------- ----------  ----------   ----------  -----------
    Total liabilities....       12,049         994     12,015       613     11,763      13,125       47,019       30,304
                           -----------   --------- ---------- --------- ----------  ----------   ----------  -----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   36,979,119   2,680,155 24,359,585 4,711,466 64,428,736  66,596,306   77,109,168  103,097,384
 Variable annuity
   contract owners in
   the annuitization
   period................        3,976          --  1,373,401        --  3,387,419   3,355,308    4,150,544    5,439,322
 Genworth Life and
   Annuity (note 4)......           --   4,869,500  2,684,397 2,818,730  2,688,422          --    2,934,886           --
                           -----------   --------- ---------- --------- ----------  ----------   ----------  -----------
    Net assets...........  $36,983,095   7,549,655 28,417,383 7,530,196 70,504,577  69,951,614   84,194,598  108,536,706
                           ===========   ========= ========== ========= ==========  ==========   ==========  ===========
Investments in
 securities at cost......  $40,500,066   7,119,286 23,520,261 6,846,652 60,573,482  68,088,210   64,503,859   96,343,424
                           ===========   ========= ========== ========= ==========  ==========   ==========  ===========
Shares outstanding.......    1,265,657     775,300  3,215,959   805,296  7,992,150   6,369,986    8,462,497   12,665,750
                           ===========   ========= ========== ========= ==========  ==========   ==========  ===========



                          ----------------------------
                            GENWORTH
                             PUTNAM       GENWORTH
                          INTERNATIONAL   THORNBURG
                             CAPITAL    INTERNATIONAL
                          OPPORTUNITIES     VALUE
                             FUND --       FUND --
                             SERVICE       SERVICE
                             SHARES        SHARES
                          ------------- -------------
ASSETS:
Investments at fair
 value (note 2)..........  34,645,337    30,189,931
Dividend receivable......          --            --
Receivable for units sold          --            --
                           ----------    ----------
    Total assets.........  34,645,337    30,189,931
                           ----------    ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       1,507         1,338
Payable for units
 withdrawn...............       5,742         3,817
                           ----------    ----------
    Total liabilities....       7,249         5,155
                           ----------    ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  30,176,301    26,107,124
 Variable annuity
   contract owners in
   the annuitization
   period................   1,358,114     1,354,777
 Genworth Life and
   Annuity (note 4)......   3,103,673     2,722,875
                           ----------    ----------
    Net assets...........  34,638,088    30,184,776
                           ==========    ==========
Investments in
 securities at cost......  28,935,283    24,082,887
                           ==========    ==========
Shares outstanding.......   3,708,160     3,080,637
                           ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                          GOLDMAN SACHS VARIABLE
                             INSURANCE TRUST                  J.P. MORGAN SERIES TRUST II
                          ---------------------- -----------------------------------------------------


                                                                                             JPMORGAN
                           GOLDMAN     GOLDMAN                                                 U.S.
                            SACHS       SACHS                JPMORGAN    JPMORGAN  JPMORGAN  LARGE CAP
                          GROWTH AND   MID CAP   JPMORGAN  INTERNATIONAL  MID CAP    SMALL     CORE
                            INCOME      VALUE      BOND       EQUITY       VALUE    COMPANY   EQUITY
                             FUND       FUND     PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
                          ----------- ---------- --------- ------------- --------- --------- ---------
ASSETS:
Investments at fair
 value (note 2).......... $13,794,371 67,230,045    --          --          --        --        --
Dividend receivable......          --         --    --          --          --        --        --
Receivable for units sold          --         --    --          --          --        --        --
                          ----------- ----------    --          --          --        --        --
    Total assets.........  13,794,371 67,230,045    --          --          --        --        --
                          ----------- ----------    --          --          --        --        --
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         562      2,777    --          --          --        --        --
Payable for units
 withdrawn...............       1,201      4,368    --          --          --        --        --
                          ----------- ----------    --          --          --        --        --
    Total liabilities....       1,763      7,145    --          --          --        --        --
                          ----------- ----------    --          --          --        --        --
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  13,792,608 67,177,911    --          --          --        --        --
 Variable annuity
   contract owners in
   the annuitization
   period................          --     44,989    --          --          --        --        --
 Genworth Life and
   Annuity (note 4)......          --         --    --          --          --        --        --
                          ----------- ----------    --          --          --        --        --
    Net assets........... $13,792,608 67,222,900    --          --          --        --        --
                          =========== ==========    ==          ==          ==        ==        ==
Investments in
 securities at cost...... $16,889,976 81,664,869    --          --          --        --        --
                          =========== ==========    ==          ==          ==        ==        ==
Shares outstanding.......   1,486,462  5,923,352    --          --          --        --        --
                          =========== ==========    ==          ==          ==        ==        ==

                                 JPMORGAN INSURANCE TRUST
                          --------------------------------------
                                                      JPMORGAN
                                                     INSURANCE
                            JPMORGAN     JPMORGAN      TRUST
                           INSURANCE    INSURANCE   DIVERSIFIED
                             TRUST      TRUST CORE    MID CAP
                            BALANCED       BOND        GROWTH
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS 1      CLASS 1      CLASS 1
                          ------------ ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........   117,024     3,852,220     351,059
Dividend receivable......        --            --          --
Receivable for units sold        --           668          --
                            -------     ---------     -------
    Total assets.........   117,024     3,852,888     351,059
                            -------     ---------     -------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         5           178          19
Payable for units
 withdrawn...............        --            --         135
                            -------     ---------     -------
    Total liabilities....         5           178         154
                            -------     ---------     -------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   117,019     3,504,332     279,222
 Variable annuity
   contract owners in
   the annuitization
   period................        --       348,378      71,683
 Genworth Life and
   Annuity (note 4)......        --            --          --
                            -------     ---------     -------
    Net assets...........   117,019     3,852,710     350,905
                            =======     =========     =======
Investments in
 securities at cost......   100,184     3,693,940     282,704
                            =======     =========     =======
Shares outstanding.......     9,530       350,520      26,082
                            =======     =========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                            JPMORGAN INSURANCE TRUST (CONTINUED)
                          -------------------------------------------------------------------------------------------
                            JPMORGAN     JPMORGAN                   JPMORGAN     JPMORGAN                  JPMORGAN
                           INSURANCE    INSURANCE     JPMORGAN     INSURANCE    INSURANCE     JPMORGAN    INSURANCE
                             TRUST        TRUST       INSURANCE      TRUST        TRUST      INSURANCE      TRUST
                             EQUITY     GOVERNMENT      TRUST       INTREPID     INTREPID    TRUST MID    SMALL CAP
                             INDEX         BOND     INTERNATIONAL    GROWTH      MID CAP     CAP VALUE       CORE
                          PORTFOLIO -- PORTFOLIO --    EQUITY     PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS 1      CLASS 1      PORTFOLIO     CLASS 1      CLASS 1      CLASS 1      CLASS 1
                          ------------ ------------ ------------- ------------ ------------ ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........   $770,187        --         103,375      894,826      352,339      150,109       19,179
Dividend receivable......         --        --              --           --           --           --            5
Receivable for units sold         --        --              --           --           --           --           --
                            --------        --         -------      -------      -------      -------       ------
    Total assets.........    770,187        --         103,375      894,826      352,339      150,109       19,184
                            --------        --         -------      -------      -------      -------       ------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         40        --               6           48           19            7            1
Payable for units
 withdrawn...............         32        --               1          153          105           --           --
                            --------        --         -------      -------      -------      -------       ------
    Total liabilities....         72        --               7          201          124            7            1
                            --------        --         -------      -------      -------      -------       ------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    629,039        --         103,368      717,133      280,847      150,102       19,183
 Variable annuity
   contract owners in
   the annuitization
   period................    141,076        --              --      177,492       71,368           --           --
 Genworth Life and
   Annuity (note 4)......         --        --              --           --           --           --           --
                            --------        --         -------      -------      -------      -------       ------
    Net assets...........   $770,115        --         103,368      894,625      352,215      150,102       19,183
                            ========        ==         =======      =======      =======      =======       ======
Investments in
 securities at cost......   $757,024        --          81,197      896,835      361,879      118,789       15,126
                            ========        ==         =======      =======      =======      =======       ======
Shares outstanding.......     78,994        --          10,836       68,151       26,632       26,949        1,631
                            ========        ==         =======      =======      =======      =======       ======

                                           JANUS ASPEN SERIES
                          ---------------------------------------

                            JPMORGAN
                           INSURANCE
                           TRUST U.S.    BALANCED      BALANCED
                             EQUITY    PORTFOLIO --  PORTFOLIO --
                          PORTFOLIO -- INSTITUTIONAL   SERVICE
                            CLASS 1       SHARES        SHARES
                          ------------ ------------- ------------
ASSETS:
Investments at fair
 value (note 2)..........   883,299     130,596,476  168,023,345
Dividend receivable......        --              --           --
Receivable for units sold        --              --           --
                            -------     -----------  -----------
    Total assets.........   883,299     130,596,476  168,023,345
                            -------     -----------  -----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        47           5,182        8,159
Payable for units
 withdrawn...............        33          48,992       81,185
                            -------     -----------  -----------
    Total liabilities....        80          54,174       89,344
                            -------     -----------  -----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   706,840     130,475,743  162,563,954
 Variable annuity
   contract owners in
   the annuitization
   period................   176,379          66,559    5,370,047
 Genworth Life and
   Annuity (note 4)......        --              --           --
                            -------     -----------  -----------
    Net assets...........   883,219     130,542,302  167,934,001
                            =======     ===========  ===========
Investments in
 securities at cost......   868,499     118,436,997  156,533,343
                            =======     ===========  ===========
Shares outstanding.......    63,410       4,858,500    6,015,873
                            =======     ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                                              JANUS ASPEN SERIES (CONTINUED)
                          ---------------------------------------------------------------------------------------------
                                                       FLEXIBLE                               GLOBAL LIFE     GLOBAL
                           ENTERPRISE    ENTERPRISE      BOND          FORTY        FORTY       SCIENCES    TECHNOLOGY
                          PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --  PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                          INSTITUTIONAL   SERVICE    INSTITUTIONAL INSTITUTIONAL   SERVICE      SERVICE      SERVICE
                             SHARES        SHARES       SHARES        SHARES        SHARES       SHARES       SHARES
                          ------------- ------------ ------------- ------------- ------------ ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........  $57,182,512   6,288,323    26,357,638    61,451,792   108,031,913   7,337,091    7,001,120
Dividend receivable......           --          --            --            --            --          --           --
Receivable for units sold           --          --         3,097            --            --      56,779           --
                           -----------   ---------    ----------    ----------   -----------   ---------    ---------
    Total assets.........   57,182,512   6,288,323    26,360,735    61,451,792   108,031,913   7,393,870    7,001,120
                           -----------   ---------    ----------    ----------   -----------   ---------    ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        2,281         272         1,037         2,505         5,128         305          287
Payable for units
 withdrawn...............        5,138       6,579            --        22,373       204,339          --          331
                           -----------   ---------    ----------    ----------   -----------   ---------    ---------
    Total liabilities....        7,419       6,851         1,037        24,878       209,467         305          618
                           -----------   ---------    ----------    ----------   -----------   ---------    ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   57,126,257   6,281,472    26,350,327    61,220,173   103,701,432   7,393,565    6,999,357
 Variable annuity
   contract owners in
   the annuitization
   period................       48,836          --         9,371       206,741     4,121,014          --        1,145
 Genworth Life and
   Annuity (note 4)......           --          --            --            --            --          --           --
                           -----------   ---------    ----------    ----------   -----------   ---------    ---------
    Net assets...........  $57,175,093   6,281,472    26,359,698    61,426,914   107,822,446   7,393,565    7,000,502
                           ===========   =========    ==========    ==========   ===========   =========    =========
Investments in
 securities at cost......  $56,641,131   5,725,417    25,111,588    51,136,465    99,141,519   6,760,308    6,142,057
                           ===========   =========    ==========    ==========   ===========   =========    =========
Shares outstanding.......    1,857,178     210,312     2,096,869     1,828,922     3,256,916     731,515    1,538,708
                           ===========   =========    ==========    ==========   ===========   =========    =========

                          -----------------------------------------

                              JANUS        JANUS       OVERSEAS
                          PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                          INSTITUTIONAL   SERVICE    INSTITUTIONAL
                             SHARES        SHARES       SHARES
                          ------------- ------------ -------------
ASSETS:
Investments at fair
 value (note 2)..........  67,201,016    6,057,270    93,959,027
Dividend receivable......          --           --            --
Receivable for units sold          --           --            --
                           ----------    ---------    ----------
    Total assets.........  67,201,016    6,057,270    93,959,027
                           ----------    ---------    ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...       2,646          260         3,748
Payable for units
 withdrawn...............      19,711           47        14,769
                           ----------    ---------    ----------
    Total liabilities....      22,357          307        18,517
                           ----------    ---------    ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  67,156,961    6,056,963    93,857,065
 Variable annuity
   contract owners in
   the annuitization
   period................      21,698           --        83,445
 Genworth Life and
   Annuity (note 4)......          --           --            --
                           ----------    ---------    ----------
    Net assets...........  67,178,659    6,056,963    93,940,510
                           ==========    =========    ==========
Investments in
 securities at cost......  67,343,198    5,701,921    81,486,724
                           ==========    =========    ==========
Shares outstanding.......   3,135,838      286,938     2,047,484
                           ==========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009




                                     JANUS ASPEN SERIES (CONTINUED)
                          -----------------------------------------------------



                                         RESEARCH
                            OVERSEAS       CORE        WORLDWIDE    WORLDWIDE
                          PORTFOLIO -- PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                            SERVICE    INSTITUTIONAL INSTITUTIONAL   SERVICE
                             SHARES       SHARES        SHARES        SHARES
                          ------------ ------------- ------------- ------------
ASSETS:
Investments at fair
 value (note 2).......... $17,464,643      3,708      70,436,725    7,398,101
Dividend receivable......          --         --              --           --
Receivable for units sold          --         --              --           --
                          -----------      -----      ----------    ---------
    Total assets.........  17,464,643      3,708      70,436,725    7,398,101
                          -----------      -----      ----------    ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         739         --           2,723          318
Payable for units
 withdrawn...............      32,726          1          10,933           15
                          -----------      -----      ----------    ---------
    Total liabilities....      33,465          1          13,656          333
                          -----------      -----      ----------    ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  17,431,178      3,707      70,373,171    7,397,768
 Variable annuity
   contract owners in
   the annuitization
   period................          --         --          49,898           --
 Genworth Life and
   Annuity (note 4)......          --         --              --           --
                          -----------      -----      ----------    ---------
    Net assets........... $17,431,178      3,707      70,423,069    7,397,768
                          ===========      =====      ==========    =========
Investments in
 securities at cost...... $11,104,316      5,109      80,537,471    7,827,560
                          ===========      =====      ==========    =========
Shares outstanding.......     387,414        266       2,690,478      285,310
                          ===========      =====      ==========    =========

                                                                                            LEGG MASON
                                                                                             PARTNERS
                                                                                             VARIABLE
                                     LEGG MASON PARTNERS VARIABLE EQUITY TRUST             INCOME TRUST
                          ---------------------------------------------------------------- ------------
                                        LEGG MASON   LEGG MASON                             LEGG MASON
                           LEGG MASON  CLEARBRIDGE  CLEARBRIDGE   LEGG MASON                 WESTERN
                          CLEARBRIDGE    VARIABLE     VARIABLE   CLEARBRIDGE   LEGG MASON     ASSET
                            VARIABLE      EQUITY       EQUITY      VARIABLE   CLEARBRIDGE    VARIABLE
                           AGGRESSIVE     INCOME       INCOME    FUNDAMENTAL    VARIABLE    STRATEGIC
                             GROWTH      BUILDER      BUILDER       VALUE      INVESTORS       BOND
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS II     CLASS I      CLASS II     CLASS I      CLASS I      CLASS I
                          ------------ ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........  6,069,898    5,503,678     7,871,953    9,225,230   11,860,692   15,215,548
Dividend receivable......         --           --            --           --           --           --
Receivable for units sold         --           --           473          797           --           --
                           ---------    ---------    ----------   ----------   ----------   ----------
    Total assets.........  6,069,898    5,503,678     7,872,426    9,226,027   11,860,692   15,215,548
                           ---------    ---------    ----------   ----------   ----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        277          230           449          415          481          616
Payable for units
 withdrawn...............        705           --            --           --          683          540
                           ---------    ---------    ----------   ----------   ----------   ----------
    Total liabilities....        982          230           449          415        1,164        1,156
                           ---------    ---------    ----------   ----------   ----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  6,068,916    5,503,448     7,506,142    9,225,612   11,835,038   15,214,392
 Variable annuity
   contract owners in
   the annuitization
   period................         --           --       365,835           --       24,490           --
 Genworth Life and
   Annuity (note 4)......         --           --            --           --           --           --
                           ---------    ---------    ----------   ----------   ----------   ----------
    Net assets...........  6,068,916    5,503,448     7,871,977    9,225,612   11,859,528   15,214,392
                           =========    =========    ==========   ==========   ==========   ==========
Investments in
 securities at cost......  6,405,109    7,771,487    10,634,213   11,630,133   12,476,895   16,930,658
                           =========    =========    ==========   ==========   ==========   ==========
Shares outstanding.......    467,275      593,709       847,358      537,914      954,967    1,729,040
                           =========    =========    ==========   ==========   ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                          MFS(R) VARIABLE INSURANCE TRUST
                          -----------------------------------------------------------------------------------------------

                          MFS(R) INVESTORS MFS(R) INVESTORS  MFS(R) NEW   MFS(R) STRATEGIC MFS(R) TOTAL
                            GROWTH STOCK        TRUST         DISCOVERY        INCOME         RETURN     MFS(R) UTILITIES
                             SERIES --        SERIES --       SERIES --      SERIES --       SERIES --      SERIES --
                           SERVICE CLASS    SERVICE CLASS   SERVICE CLASS  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                               SHARES           SHARES         SHARES          SHARES         SHARES          SHARES
                          ---------------- ---------------- ------------- ---------------- ------------- ----------------
ASSETS:
Investments at fair
 value (note 2)..........   $13,268,356       11,262,632     23,927,136       424,542       72,983,475      36,559,219
Dividend receivable......            --               --             --            --               --              --
Receivable for units sold            --               --             --            37            2,369              --
                            -----------       ----------     ----------       -------       ----------      ----------
    Total assets.........    13,268,356       11,262,632     23,927,136       424,579       72,985,844      36,559,219
                            -----------       ----------     ----------       -------       ----------      ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...           575              482          1,027            24            3,927           1,573
Payable for units
 withdrawn...............       111,784               48          3,395            --               --          20,059
                            -----------       ----------     ----------       -------       ----------      ----------
    Total liabilities....       112,359              530          4,422            24            3,927          21,632
                            -----------       ----------     ----------       -------       ----------      ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    13,151,921       11,262,102     23,919,781       354,476       70,108,199      36,537,587
 Variable annuity
   contract owners in
   the annuitization
   period................         4,076               --          2,933        70,079        2,873,718              --
 Genworth Life and
   Annuity (note 4)......            --               --             --            --               --              --
                            -----------       ----------     ----------       -------       ----------      ----------
    Net assets...........   $13,155,997       11,262,102     23,922,714       424,555       72,981,917      36,537,587
                            ===========       ==========     ==========       =======       ==========      ==========
Investments in
 securities at cost......   $12,347,873       10,608,582     22,987,784       399,786       78,946,382      39,224,596
                            ===========       ==========     ==========       =======       ==========      ==========
Shares outstanding.......     1,379,247          620,189      1,833,497        44,548        4,223,581       1,614,094
                            ===========       ==========     ==========       =======       ==========      ==========

                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          -------------------------------------------------
                                                  OPPENHEIMER  OPPENHEIMER
                          OPPENHEIMER OPPENHEIMER   CAPITAL      CAPITAL
                           BALANCED    BALANCED   APPRECIATION APPRECIATION
                          FUND/VA --  FUND/VA --   FUND/VA --   FUND/VA --
                          NON-SERVICE   SERVICE   NON-SERVICE    SERVICE
                            SHARES      SHARES       SHARES       SHARES
                          ----------- ----------- ------------ ------------
ASSETS:
Investments at fair
 value (note 2).......... 19,942,679  38,590,541   47,005,994   10,092,370
Dividend receivable......         --          --           --           --
Receivable for units sold         --         696           --          382
                          ----------  ----------   ----------   ----------
    Total assets......... 19,942,679  38,591,237   47,005,994   10,092,752
                          ----------  ----------   ----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        764       2,064        1,833          431
Payable for units
 withdrawn...............      7,024          --        1,362           --
                          ----------  ----------   ----------   ----------
    Total liabilities....      7,788       2,064        3,195          431
                          ----------  ----------   ----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................ 19,934,891  37,640,708   46,969,646   10,092,321
 Variable annuity
   contract owners in
   the annuitization
   period................         --     948,465       33,153           --
 Genworth Life and
   Annuity (note 4)......         --          --           --           --
                          ----------  ----------   ----------   ----------
    Net assets........... 19,934,891  38,589,173   47,002,799   10,092,321
                          ==========  ==========   ==========   ==========
Investments in
 securities at cost...... 28,271,986  50,287,892   45,535,862    9,968,583
                          ==========  ==========   ==========   ==========
Shares outstanding.......  1,936,182   3,787,099    1,272,496      275,447
                          ==========  ==========   ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                            OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                          -----------------------------------------------------------------------------------
                                      OPPENHEIMER                         OPPENHEIMER
                          OPPENHEIMER   GLOBAL    OPPENHEIMER OPPENHEIMER MAIN STREET OPPENHEIMER OPPENHEIMER
                           CORE BOND  SECURITIES  HIGH INCOME MAIN STREET  SMALL CAP    MIDCAP      MIDCAP
                          FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --
                          NON-SERVICE   SERVICE   NON-SERVICE   SERVICE     SERVICE   NON-SERVICE   SERVICE
                            SHARES      SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
ASSETS:
Investments at fair
 value (note 2).......... $20,605,001 110,789,379  7,952,434  122,518,560 44,944,921  26,550,381   2,295,782
Dividend receivable......          --          --         --           --         --          --          --
Receivable for units sold       3,691          --         23           --         --          --         114
                          ----------- ----------- ----------  ----------- ----------  ----------   ---------
    Total assets.........  20,608,692 110,789,379  7,952,457  122,518,560 44,944,921  26,550,381   2,295,896
                          ----------- ----------- ----------  ----------- ----------  ----------   ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         812       4,975        308        5,859      2,043       1,001          98
Payable for units
 withdrawn...............          --      21,914         --       39,367      7,447       1,502          --
                          ----------- ----------- ----------  ----------- ----------  ----------   ---------
    Total liabilities....         812      26,889        308       45,226      9,490       2,503          98
                          ----------- ----------- ----------  ----------- ----------  ----------   ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  20,598,765 108,725,731  7,943,981  117,729,738 44,168,113  26,512,883   2,295,798
 Variable annuity
   contract owners in
   the annuitization
   period................       9,115   2,036,759      8,168    4,743,596    767,318      34,995          --
 Genworth Life and
   Annuity (note 4)......          --          --         --           --         --          --          --
                          ----------- ----------- ----------  ----------- ----------  ----------   ---------
    Net assets........... $20,607,880 110,762,490  7,952,149  122,473,334 44,935,431  26,547,878   2,295,798
                          =========== =========== ==========  =========== ==========  ==========   =========
Investments in
 securities at cost...... $28,521,526 102,657,393 22,125,917  105,201,216 43,301,975  33,233,391   2,746,471
                          =========== =========== ==========  =========== ==========  ==========   =========
Shares outstanding.......   2,914,427   4,215,730  4,016,381    6,791,494  3,147,403     727,009      64,218
                          =========== =========== ==========  =========== ==========  ==========   =========

                                PIMCO VARIABLE INSURANCE TRUST
                          ------------------------------------------
                                        FOREIGN BOND
                           ALL ASSET     PORTFOLIO
                          PORTFOLIO --  (U.S. DOLLAR    HIGH YIELD
                            ADVISOR      HEDGED) --    PORTFOLIO --
                             CLASS     ADMINISTRATIVE ADMINISTRATIVE
                             SHARES     CLASS SHARES   CLASS SHARES
                          ------------ -------------- --------------
ASSETS:
Investments at fair
 value (note 2)..........  10,837,165    5,342,326     112,670,075
Dividend receivable......          --       13,155         820,975
Receivable for units sold         687           --          17,894
                           ----------    ---------     -----------
    Total assets.........  10,837,852    5,355,481     113,508,944
                           ----------    ---------     -----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         464          229           5,000
Payable for units
 withdrawn...............          --        3,795              --
                           ----------    ---------     -----------
    Total liabilities....         464        4,024           5,000
                           ----------    ---------     -----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  10,837,388    5,351,457     112,060,023
 Variable annuity
   contract owners in
   the annuitization
   period................          --           --       1,443,921
 Genworth Life and
   Annuity (note 4)......          --           --              --
                           ----------    ---------     -----------
    Net assets...........  10,837,388    5,351,457     113,503,944
                           ==========    =========     ===========
Investments in
 securities at cost......  10,918,281    5,567,996     103,908,879
                           ==========    =========     ===========
Shares outstanding.......   1,032,111      554,183      15,476,659
                           ==========    =========     ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                                          RYDEX
                                                                        VARIABLE
                           PIMCO VARIABLE INSURANCE TRUST (CONTINUED)     TRUST      THE ALGER PORTFOLIOS
                          -------------------------------------------- ----------- ------------------------- ------------
                            LONG-TERM                                                 ALGER                    JENNISON
                               U.S.                                                 LARGE CAP   ALGER SMALL     20/20
                            GOVERNMENT    LOW DURATION   TOTAL RETURN                 GROWTH     CAP GROWTH     FOCUS
                           PORTFOLIO --   PORTFOLIO --   PORTFOLIO --              PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                          ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE  NASDAQ --   CLASS I-2    CLASS I-2     CLASS II
                           CLASS SHARES   CLASS SHARES   CLASS SHARES  100(R) FUND    SHARES       SHARES       SHARES
                          -------------- -------------- -------------- ----------- ------------ ------------ ------------
ASSETS:
Investments at fair
 value (note 2)..........  $75,285,777    280,501,316    405,259,623    6,737,298   40,211,104   32,093,658   19,194,479
Dividend receivable......      265,389        448,636      1,100,117           --           --           --           --
Receivable for units sold        4,430             --             --          215           --           --        6,760
                           -----------    -----------    -----------    ---------   ----------   ----------   ----------
    Total assets.........   75,555,596    280,949,952    406,359,740    6,737,513   40,211,104   32,093,658   19,201,239
                           -----------    -----------    -----------    ---------   ----------   ----------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        3,433         13,489         17,685          287        1,623        1,286          828
Payable for units
 withdrawn...............           --         49,829         52,225           --       14,744        1,157           --
                           -----------    -----------    -----------    ---------   ----------   ----------   ----------
    Total liabilities....        3,433         63,318         69,910          287       16,367        2,443          828
                           -----------    -----------    -----------    ---------   ----------   ----------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   74,217,758    269,473,107    402,903,699    6,737,226   40,148,309   32,032,210   19,187,565
 Variable annuity
   contract owners in
   the annuitization
   period................    1,334,405     11,413,527      3,386,131           --       46,428       59,005       12,846
 Genworth Life and
   Annuity (note 4)......           --             --             --           --           --           --           --
                           -----------    -----------    -----------    ---------   ----------   ----------   ----------
    Net assets...........  $75,552,163    280,886,634    406,289,830    6,737,226   40,194,737   32,091,215   19,200,411
                           ===========    ===========    ===========    =========   ==========   ==========   ==========
Investments in
 securities at cost......  $80,032,229    279,983,973    394,827,263    5,906,468   41,661,681   28,694,253   17,545,426
                           ===========    ===========    ===========    =========   ==========   ==========   ==========
Shares outstanding.......    7,211,281     27,744,937     37,454,679      422,136    1,036,369    1,254,639    1,346,036
                           ===========    ===========    ===========    =========   ==========   ==========   ==========


                            THE PRUDENTIAL SERIES FUND
                          -------------------------------------------

                                         NATURAL
                            JENNISON    RESOURCES   SP INTERNATIONAL
                          PORTFOLIO -- PORTFOLIO --      GROWTH
                            CLASS II     CLASS II     PORTFOLIO --
                             SHARES       SHARES    CLASS II SHARES
                          ------------ ------------ ----------------
ASSETS:
Investments at fair
 value (note 2)..........  2,904,720    51,672,363       14,260
Dividend receivable......         --            --           --
Receivable for units sold         --            --           --
                           ---------    ----------       ------
    Total assets.........  2,904,720    51,672,363       14,260
                           ---------    ----------       ------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        133         2,294            1
Payable for units
 withdrawn...............        417       134,655           --
                           ---------    ----------       ------
    Total liabilities....        550       136,949            1
                           ---------    ----------       ------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  2,904,170    50,843,610       14,259
 Variable annuity
   contract owners in
   the annuitization
   period................         --       691,804           --
 Genworth Life and
   Annuity (note 4)......         --            --           --
                           ---------    ----------       ------
    Net assets...........  2,904,170    51,535,414       14,259
                           =========    ==========       ======
Investments in
 securities at cost......  2,676,050    50,003,076       22,243
                           =========    ==========       ======
Shares outstanding.......    141,280     1,401,094        3,141
                           =========    ==========       ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              THE PRUDENTIAL  THE UNIVERSAL
                                SERIES FUND   INSTITUTIONAL      VAN KAMPEN LIFE
                                (CONTINUED)    FUNDS, INC.      INVESTMENT TRUST
                              --------------- ------------- -------------------------
                               SP PRUDENTIAL   EQUITY AND     CAPITAL
                               U.S. EMERGING     INCOME        GROWTH      COMSTOCK
                                  GROWTH      PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                               PORTFOLIO --     CLASS II      CLASS II     CLASS II
                              CLASS II SHARES    SHARES        SHARES       SHARES
                              --------------- ------------- ------------ ------------
ASSETS:
Investments at fair
  value (note 2).............     $20,884      12,783,082    7,696,872    55,251,695
Dividend receivable..........          --              --           --            --
Receivable for units sold....          --             863           --         3,390
                                  -------      ----------    ---------    ----------
       Total assets..........      20,884      12,783,945    7,696,872    55,255,085
                                  -------      ----------    ---------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......           1             710          326         2,419
Payable for units
  withdrawn..................          --              --          175            --
                                  -------      ----------    ---------    ----------
       Total liabilities.....           1             710          501         2,419
                                  -------      ----------    ---------    ----------
Net assets attributable
  to:
  Variable annuity
   contract owners in
   the accumulation
   period....................      20,883      11,994,738    7,696,371    55,239,701
  Variable annuity
   contract owners in
   the annuitization
   period....................          --         788,497           --        12,965
  Genworth Life and
   Annuity (note 4)..........          --              --           --            --
                                  -------      ----------    ---------    ----------
       Net assets............     $20,883      12,783,235    7,696,371    55,252,666
                                  =======      ==========    =========    ==========
Investments in
  securities at cost.........     $21,004      12,145,475    6,749,578    63,986,248
                                  =======      ==========    =========    ==========
Shares outstanding...........       3,341         998,678      274,790     5,470,465
                                  =======      ==========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations


                                                                                AIM VARIABLE INSURANCE FUNDS
                                          ------------------------------------------------------------------------------------
                                           AIM V.I.     AIM V.I.    AIM V.I.    AIM V.I.   AIM V.I.    AIM V.I.    AIM V.I.
                                             BASIC      CAPITAL      CAPITAL      CORE    GLOBAL REAL GOVERNMENT INTERNATIONAL
                                             VALUE    APPRECIATION DEVELOPMENT   EQUITY     ESTATE    SECURITIES    GROWTH
                                            FUND --     FUND --      FUND --    FUND --     FUND --    FUND --      FUND --
                           CONSOLIDATED    SERIES II    SERIES I    SERIES I    SERIES I   SERIES II   SERIES I    SERIES II
                              TOTAL         SHARES       SHARES      SHARES      SHARES     SHARES      SHARES      SHARES
                          --------------  ----------  ------------ ----------- ---------  ----------- ---------- -------------
                                                                        YEAR ENDED DECEMBER 31, 2009
                          ----------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $  242,729,247     137,429      69,372          --     252,148         --       133        818,754
   Mortality and expense
     risk and
     administrative
     charges (note 4)....    144,596,505     181,614     174,796          46     223,768      6,657        24        985,043
                          --------------  ----------   ---------     -------   ---------    -------      ----     ----------
Net investment income
  (expense)..............     98,132,742     (44,185)   (105,424)        (46)     28,380     (6,657)      109       (166,289)
                          --------------  ----------   ---------     -------   ---------    -------      ----     ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (454,148,830) (3,174,031)   (860,741)    (10,558)   (716,414)   (24,358)      543     (4,302,049)
   Change in unrealized
     appreciation
     (depreciation)......  2,170,872,834   7,474,367   2,919,275      12,038   4,041,835    134,300      (943)    21,004,146
   Capital gain
     distributions.......     36,494,102          --          --          --          --         --        96             --
                          --------------  ----------   ---------     -------   ---------    -------      ----     ----------
Net realized and
  unrealized gain (loss)
  on investments.........  1,753,218,106   4,300,336   2,058,534       1,480   3,325,421    109,942      (304)    16,702,097
                          --------------  ----------   ---------     -------   ---------    -------      ----     ----------
Increase (decrease) in
  net assets from
  operations............. $1,851,350,848   4,256,151   1,953,110       1,434   3,353,801    103,285      (195)    16,535,808
                          ==============  ==========   =========     =======   =========    =======      ====     ==========

                          --------------------
                          AIM V.I.
                          LARGE CAP  AIM V.I.
                           GROWTH   TECHNOLOGY
                           FUND --   FUND --
                          SERIES I   SERIES I
                           SHARES     SHARES
                          --------- ----------

                          --------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      19        --
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     132        59
                           ------     -----
Net investment income
  (expense)..............    (113)      (59)
                           ------     -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (5,575)      (21)
   Change in unrealized
     appreciation
     (depreciation)......   5,844     3,638
   Capital gain
     distributions.......      --        --
                           ------     -----
Net realized and
  unrealized gain (loss)
  on investments.........     269     3,617
                           ------     -----
Increase (decrease) in
  net assets from
  operations.............     156     3,558
                           ======     =====

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               AIM
                            VARIABLE
                            INSURANCE
                              FUNDS
                           (CONTINUED)                            ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                           ----------- -----------------------------------------------------------------------------------------
                            AIM V.I.   ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                            UTILITIES   BALANCED WEALTH   GLOBAL THEMATIC     GROWTH AND       INTERNATIONAL       LARGE CAP
                             FUND --       STRATEGY           GROWTH            INCOME             VALUE            GROWTH
                            SERIES I     PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --
                             SHARES         CLASS B           CLASS B           CLASS B           CLASS B           CLASS B
                           ----------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                            YEAR ENDED DECEMBER 31, 2009
                           -----------------------------------------------------------------------------------------------------
Investment income and
 expense:
   Income -- Ordinary
    dividends.............    $ 121          164,203                --          2,309,660           843,077               --
   Mortality and expense
    risk and
    administrative
    charges (note 4)......       19          356,726            72,675          1,035,295         1,301,805          241,745
                              -----        ---------         ---------        -----------       -----------        ---------
Net investment income
 (expense)................      102         (192,523)          (72,675)         1,274,365          (458,728)        (241,745)
                              -----        ---------         ---------        -----------       -----------        ---------
Net realized and
 unrealized gain (loss)
 on investments:
   Net realized gain
    (loss)................     (590)        (559,426)         (298,292)       (13,090,454)      (13,771,143)        (558,366)
   Change in unrealized
    appreciation
    (depreciation)........      673        5,042,343         2,292,867         22,412,444        37,041,603        5,485,000
   Capital gain
    distributions.........       31               --                --                 --                --               --
                              -----        ---------         ---------        -----------       -----------        ---------
Net realized and
 unrealized gain (loss)
 on investments...........      114        4,482,917         1,994,575          9,321,990        23,270,460        4,926,634
                              -----        ---------         ---------        -----------       -----------        ---------
Increase (decrease) in
 net assets from
 operations...............    $ 216        4,290,394         1,921,900         10,596,355        22,811,732        4,684,889
                              =====        =========         =========        ===========       ===========        =========

                                                AMERICAN           AMERICAN
                                                CENTURY             CENTURY
                                                VARIABLE           VARIABLE
                                             PORTFOLIOS II,       PORTFOLIOS,
                                                  INC.               INC.
                           ----------------- -------------- ----------------------
                           ALLIANCEBERNSTEIN
                               SMALL CAP      VP INFLATION  VP INCOME      VP
                                GROWTH         PROTECTION   & GROWTH  INTERNATIONAL
                             PORTFOLIO --       FUND --      FUND --     FUND --
                                CLASS B         CLASS II     CLASS I     CLASS I
                           ----------------- -------------- --------- -------------

                           --------------------------------------------------------
Investment income and
 expense:
   Income -- Ordinary
    dividends.............            --       2,020,972      5,258       41,737
   Mortality and expense
    risk and
    administrative
    charges (note 4)......        78,777       1,897,660      2,084       34,350
                               ---------       ---------     ------      -------
Net investment income
 (expense)................       (78,777)        123,312      3,174        7,387
                               ---------       ---------     ------      -------
Net realized and
 unrealized gain (loss)
 on investments:
   Net realized gain
    (loss)................      (432,415)      2,209,076     (7,285)     (76,434)
   Change in unrealized
    appreciation
    (depreciation)........     2,262,327       6,320,817     29,024      590,079
   Capital gain
    distributions.........            --              --         --           --
                               ---------       ---------     ------      -------
Net realized and
 unrealized gain (loss)
 on investments...........     1,829,912       8,529,893     21,739      513,645
                               ---------       ---------     ------      -------
Increase (decrease) in
 net assets from
 operations...............     1,751,135       8,653,205     24,913      521,032
                               =========       =========     ======      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            AMERICAN CENTURY
                          VARIABLE PORTFOLIOS,                                                         COLUMBIA FUNDS VARIABLE
                            INC. (CONTINUED)           BLACKROCK VARIABLE SERIES FUNDS, INC.              INSURANCE TRUST I
                          -------------------  ----------------------------------------------------  --------------------------
                                                                                                                     COLUMBIA
                                               BLACKROCK      BLACKROCK     BLACKROCK    BLACKROCK     COLUMBIA      MARSICO
                                                 BASIC         GLOBAL       LARGE CAP      VALUE       MARSICO    INTERNATIONAL
                                               VALUE V.I.  ALLOCATION V.I. GROWTH V.I. OPPORTUNITIES GROWTH FUND, OPPORTUNITIES
                          VP ULTRA(R) VP VALUE  FUND --        FUND --       FUND --   V.I. FUND --    VARIABLE   FUND, VARIABLE
                            FUND --   FUND --  CLASS III      CLASS III     CLASS III    CLASS III    SERIES --     SERIES --
                            CLASS I   CLASS I    SHARES        SHARES        SHARES       SHARES       CLASS A       CLASS B
                          ----------- -------- ----------  --------------- ----------- ------------- ------------ --------------
                                                                           YEAR ENDED DECEMBER 31, 2009
                          ------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $   137     9,790     175,443     7,970,620        9,351        26,778       251,027     1,320,087
   Mortality and expense
     risk and
     administrative
     charges (note 4)....       994     2,528     152,506     7,493,403       38,635        71,150       511,892     1,171,257
                            -------   -------  ----------    ----------     --------    ----------    ----------   -----------
   Net investment income
     (expense)...........      (857)    7,262      22,937       477,217      (29,284)      (44,372)     (260,865)      148,830
                            -------   -------  ----------    ----------     --------    ----------    ----------   -----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (2,702)  (13,305) (1,618,969)   (4,918,062)    (210,302)   (1,859,361)   (2,514,190)  (13,505,586)
   Change in unrealized
     appreciation
     (depreciation)......    20,701    35,546   4,083,720    75,230,734      816,076     2,978,935    10,030,890    34,445,073
   Capital gain
     distributions.......        --        --          --            --           --            --            --            --
                            -------   -------  ----------    ----------     --------    ----------    ----------   -----------
Net realized and
  unrealized gain (loss)
  on investments.........    17,999    22,241   2,464,751    70,312,672      605,774     1,119,574     7,516,700    20,939,487
                            -------   -------  ----------    ----------     --------    ----------    ----------   -----------
Increase (decrease) in
  net assets from
  operations.............   $17,142    29,503   2,487,688    70,789,889      576,490     1,075,202     7,255,835    21,088,317
                            =======   =======  ==========    ==========     ========    ==========    ==========   ===========


                          DWS VARIABLE SERIES II
                          ----------------------

                          DWS DREMAN
                          SMALL MID      DWS
                          CAP VALUE   STRATEGIC
                            VIP --   VALUE VIP --
                           CLASS B     CLASS B
                            SHARES      SHARES
                          ---------- ------------

                          -----------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    1,007       3,051
   Mortality and expense
     risk and
     administrative
     charges (note 4)....      940       1,271
                            ------     -------
   Net investment income
     (expense)...........       67       1,780
                            ------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (6,596)    (12,702)
   Change in unrealized
     appreciation
     (depreciation)......   22,909      27,314
   Capital gain
     distributions.......       --          --
                            ------     -------
Net realized and
  unrealized gain (loss)
  on investments.........   16,313      14,612
                            ------     -------
Increase (decrease) in
  net assets from
  operations.............   16,380      16,392
                            ======     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              DWS
                           VARIABLE                                                                               EVERGREEN
                           SERIES II                                                                               VARIABLE
                          (CONTINUED)                  DREYFUS                    EATON VANCE VARIABLE TRUST    ANNUITY TRUST
                          ----------- ----------------------------------------  -----------------------------  ----------------
                                                                   THE DREYFUS
                                         DREYFUS       DREYFUS      SOCIALLY
                              DWS       INVESTMENT     VARIABLE    RESPONSIBLE
                          TECHNOLOGY    PORTFOLIOS    INVESTMENT     GROWTH
                            VIP --     MIDCAP STOCK    FUND --    FUND, INC. --                  VT WORLDWIDE     EVERGREEN
                            CLASS B    PORTFOLIO --  MONEY MARKET    INITIAL    VT FLOATING-RATE    HEALTH         VA OMEGA
                            SHARES    INITIAL SHARES  PORTFOLIO      SHARES       INCOME FUND    SCIENCES FUND FUND --  CLASS 2
                          ----------- -------------- ------------ ------------- ---------------- ------------- ----------------
                                                                                 YEAR ENDED DECEMBER 31, 2009
                          -----------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $   --           980           990         30,416       2,584,813       191,374         17,159
   Mortality and expense
     risk and
     administrative
     charges (note 4)....      121         1,113        10,895         48,532         893,991       126,258         33,955
                            ------       -------        ------      ---------      ----------      --------        -------
Net investment income
  (expense)..............     (121)         (133)       (9,905)       (18,116)      1,690,822        65,116        (16,796)
                            ------       -------        ------      ---------      ----------      --------        -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (140)      (27,746)          (12)      (134,264)     (1,583,904)     (652,631)       (78,999)
   Change in unrealized
     appreciation
     (depreciation)......    4,058        48,583             1      1,029,813      17,255,821       572,111        583,752
   Capital gain
     distributions.......       --            --            --             --              --       526,359             --
                            ------       -------        ------      ---------      ----------      --------        -------
Net realized and
  unrealized gain (loss)
  on investments.........    3,918        20,837           (11)       895,549      15,671,917       445,839        504,753
                            ------       -------        ------      ---------      ----------      --------        -------
Increase (decrease) in
  net assets from
  operations.............   $3,797        20,704        (9,916)       877,433      17,362,739       510,955        487,957
                            ======       =======        ======      =========      ==========      ========        =======



                               FEDERATED INSURANCE SERIES
                          ------------------------------------

                                     FEDERATED
                                       CLOVER    FEDERATED HIGH
                          FEDERATED    VALUE      INCOME BOND
                           CAPITAL   FUND II --    FUND II --
                           INCOME     PRIMARY       PRIMARY
                           FUND II     SHARES        SHARES
                          ---------  ----------  --------------

                          -------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   571,830     360,692     2,261,040
   Mortality and expense
     risk and
     administrative
     charges (note 4)....   130,156     189,257       324,154
                          ---------  ----------    ----------
Net investment income
  (expense)..............   441,674     171,435     1,936,886
                          ---------  ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (598,741) (3,575,527)   (1,610,239)
   Change in unrealized
     appreciation
     (depreciation)...... 2,268,286   4,836,240     8,490,748
   Capital gain
     distributions.......        --          --            --
                          ---------  ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments......... 1,669,545   1,260,713     6,880,509
                          ---------  ----------    ----------
Increase (decrease) in
  net assets from
  operations............. 2,111,219   1,432,148     8,817,395
                          =========  ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           FEDERATED INSURANCE SERIES
                                   (CONTINUED)
                          ----------------------------  -------------


                          FEDERATED HIGH   FEDERATED      VIP ASSET
                           INCOME BOND      KAUFMANN     MANAGER/SM/
                            FUND II --     FUND II --   PORTFOLIO --
                          SERVICE SHARES SERVICE SHARES INITIAL CLASS
                          -------------- -------------- -------------

                          -------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $ 2,749,425             --     1,743,940
   Mortality and
     expense risk
     and administrative
     charges (note 4)....      462,888        814,088       854,119
                           -----------     ----------    ----------
Net investment income
  (expense)..............    2,286,537       (814,088)      889,821
                           -----------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (2,255,086)    (1,320,083)   (3,955,001)
   Change in unrealized
     appreciation
     (depreciation)......   11,870,714     14,456,517    19,844,212
   Capital gain
     distributions.......           --             --            --
                           -----------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........    9,615,628     13,136,434    15,889,211
                           -----------     ----------    ----------
Increase (decrease) in
  net assets from
  operations.............  $11,902,165     12,322,346    16,779,032
                           ===========     ==========    ==========

                                            FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                          ---------------------------------------------------------------------------------------------
                                                                                VIP DYNAMIC
                           VIP ASSET       VIP                         VIP        CAPITAL                  VIP EQUITY-
                          MANAGER/SM/    BALANCED        VIP      CONTRAFUND(R) APPRECIATION  VIP EQUITY-     INCOME
                          PORTFOLIO -- PORTFOLIO -- CONTRAFUND(R) PORTFOLIO --  PORTFOLIO --    INCOME     PORTFOLIO --
                            SERVICE      SERVICE    PORTFOLIO --     SERVICE      SERVICE    PORTFOLIO --    SERVICE
                            CLASS 2      CLASS 2    INITIAL CLASS    CLASS 2      CLASS 2    INITIAL CLASS   CLASS 2
                          ------------ ------------ ------------- ------------- ------------ ------------- ------------
                                     YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    408,083     1,146,856     1,916,065     1,447,068         341      2,488,367    1,328,353
   Mortality and
     expense risk
     and administrative
     charges (note 4)....    344,923     1,050,733     2,000,729     1,902,786      32,550      1,569,408    1,036,400
                           ---------    ----------   -----------   -----------   ---------    -----------  -----------
Net investment income
  (expense)..............     63,160        96,123       (84,664)     (455,718)    (32,209)       918,959      291,953
                           ---------    ----------   -----------   -----------   ---------    -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (817,376)   (2,095,923)  (19,465,534)  (19,347,560)   (560,896)   (16,686,075) (10,968,041)
   Change in unrealized
     appreciation
     (depreciation)......  5,294,570    18,495,572    60,046,719    55,778,985   1,169,344     43,860,016   27,030,747
   Capital gain
     distributions.......         --            --            --            --          --             --           --
                           ---------    ----------   -----------   -----------   ---------    -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments.........  4,477,194    16,399,649    40,581,185    36,431,425     608,448     27,173,941   16,062,706
                           ---------    ----------   -----------   -----------   ---------    -----------  -----------
Increase (decrease) in
  net assets from
  operations.............  4,540,354    16,495,772    40,496,521    35,975,707     576,239     28,092,900   16,354,659
                           =========    ==========   ===========   ===========   =========    ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                          -------------------------
                              VIP          VIP
                            GROWTH &     GROWTH &
                             INCOME       INCOME
                          PORTFOLIO -- PORTFOLIO --
                            INITIAL      SERVICE
                             CLASS       CLASS 2
                          ------------ ------------

                          -------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   269,364      128,587
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     380,338      238,157
                          -----------   ----------
Net investment income
  (expense)..............    (110,974)    (109,570)
                          -----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (3,035,739)  (1,779,176)
   Change in unrealized
     appreciation
     (depreciation)......   9,085,824    5,454,165
   Capital gain
     distributions.......          --           --
                          -----------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........   6,050,085    3,674,989
                          -----------   ----------
Increase (decrease) in
  net assets from
  operations............. $ 5,939,111    3,565,419
                          ===========   ==========

                                      FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                          --------------------------------------------------------------------------------------------------------
                               VIP                                    VIP
                             GROWTH         VIP          VIP       INVESTMENT      VIP          VIP          VIP
                          OPPORTUNITIES    GROWTH       GROWTH     GRADE BOND    MID CAP      MID CAP      OVERSEAS
                          PORTFOLIO --  PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                             INITIAL      INITIAL      SERVICE      SERVICE      INITIAL      SERVICE      INITIAL
                              CLASS        CLASS       CLASS 2      CLASS 2       CLASS       CLASS 2       CLASS
                          ------------- ------------ ------------ ------------ ------------ ------------ ------------
                                                    YEAR ENDED DECEMBER 31, 2009
                          --------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      38,737       324,168       66,664     866,748        319       1,086,840      733,529
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     116,970       852,600      349,563     160,820        195       1,767,958      416,705
                           ----------    ----------   ----------   ---------      -----     -----------   ----------
Net investment income
  (expense)..............     (78,233)     (528,432)    (282,899)    705,928        124        (681,118)     316,824
                           ----------    ----------   ----------   ---------      -----     -----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (1,020,208)   (5,301,186)  (2,927,724)     39,168       (110)    (12,690,950)  (4,127,565)
   Change in unrealized
     appreciation
     (depreciation)......   4,032,506    20,512,726    8,284,895     519,959      8,724      49,856,211   10,235,796
   Capital gain
     distributions.......          --            --           --          --         --              --           --
                           ----------    ----------   ----------   ---------      -----     -----------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........   3,012,298    15,211,540    5,357,171     559,127      8,614      37,165,261    6,108,231
                           ----------    ----------   ----------   ---------      -----     -----------   ----------
Increase (decrease) in
  net assets from
  operations.............   2,934,065    14,683,108    5,074,272   1,265,055      8,738      36,484,143    6,425,055
                           ==========    ==========   ==========   =========      =====     ===========   ==========

                          ------------
                              VIP
                             VALUE
                           STRATEGIES
                          PORTFOLIO --
                            SERVICE
                            CLASS 2
                          ------------

                          ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     12,044
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     47,725
                           ---------
Net investment income
  (expense)..............    (35,681)
                           ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (799,023)
   Change in unrealized
     appreciation
     (depreciation)......  2,050,049
   Capital gain
     distributions.......         --
                           ---------
Net realized and
  unrealized gain (loss)
  on investments.........  1,251,026
                           ---------
Increase (decrease) in
  net assets from
  operations.............  1,215,345
                           =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                              -------------------------------------------------------------------------------------------
                                               FRANKLIN                                                        TEMPLETON
                                              LARGE CAP      FRANKLIN                   TEMPLETON   TEMPLETON    GLOBAL
                                                GROWTH      TEMPLETON     MUTUAL SHARES  FOREIGN     FOREIGN     ASSET
                              FRANKLIN INCOME SECURITIES   VIP FOUNDING    SECURITIES   SECURITIES  SECURITIES ALLOCATION
                                SECURITIES     FUND --   FUNDS ALLOCATION    FUND --     FUND --     FUND --    FUND --
                                  FUND --      CLASS 2       FUND --         CLASS 2     CLASS 1     CLASS 2    CLASS 2
                              CLASS 2 SHARES    SHARES    CLASS 2 SHARES     SHARES       SHARES      SHARES     SHARES
                              --------------- ---------- ---------------- ------------- ----------  ---------- ----------
                                                                                YEAR ENDED DECEMBER 31, 2009
                              -------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...............  $ 51,820,147      4,928       2,931,504      1,447,863      358,957    75,994      8,736
   Mortality and expense
     risk and administrative
     charges (note 4)........    12,601,982      5,886       2,269,191      1,259,396      143,776    37,983      1,427
                               ------------    -------     -----------     ----------   ----------   -------    -------
Net investment income
  (expense)..................    39,218,165       (958)        662,313        188,467      215,181    38,011      7,309
                               ------------    -------     -----------     ----------   ----------   -------    -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..................   (40,530,648)   (28,834)    (10,103,364)      (316,358)  (1,395,678)  (86,142)   (38,880)
   Change in unrealized
     appreciation
     (depreciation)..........   183,573,163    120,207      39,580,683     16,961,715    3,688,400   598,358     45,954
   Capital gain
     distributions...........            --         --              --             --      401,597    93,750      1,406
                               ------------    -------     -----------     ----------   ----------   -------    -------
Net realized and
  unrealized gain (loss)
  on investments.............   143,042,515     91,373      29,477,319     16,645,357    2,694,319   605,966      8,480
                               ------------    -------     -----------     ----------   ----------   -------    -------
Increase (decrease) in
  net assets from
  operations.................  $182,260,680     90,415      30,139,632     16,833,824    2,909,500   643,977     15,789
                               ============    =======     ===========     ==========   ==========   =======    =======

                                                     GE INVESTMENTS
                                                      FUNDS, INC.
                              ---------------------- --------------
                              TEMPLETON
                                GLOBAL   TEMPLETON
                                 BOND      GROWTH      CORE VALUE
                              SECURITIES SECURITIES      EQUITY
                               FUND --    FUND --       FUND --
                               CLASS 1    CLASS 2       CLASS 1
                                SHARES     SHARES        SHARES
                              ---------- ----------  --------------

                              -------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends............... 1,201,999     392,066       206,731
   Mortality and expense
     risk and administrative
     charges (note 4)........   118,913     196,653       274,424
                              ---------  ----------    ----------
Net investment income
  (expense).................. 1,083,086     195,413       (67,693)
                              ---------  ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..................   122,256  (1,748,049)   (1,580,892)
   Change in unrealized
     appreciation
     (depreciation)..........   166,579   4,975,952     5,364,788
   Capital gain
     distributions...........        --          --            --
                              ---------  ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments.............   288,835   3,227,903     3,783,896
                              ---------  ----------    ----------
Increase (decrease) in
  net assets from
  operations................. 1,371,921   3,423,316     3,716,203
                              =========  ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                       GE INVESTMENTS FUNDS, INC. (CONTINUED)
                          -------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL   MID-CAP                              REAL ESTATE                SMALL-CAP
                            INCOME        EQUITY       EQUITY                               SECURITIES                  EQUITY
                            FUND --       FUND --      FUND --     MONEY     PREMIER GROWTH   FUND --                   FUND --
                            CLASS 1       CLASS 1      CLASS 1     MARKET    EQUITY FUND --   CLASS 1     S&P 500(R)    CLASS 1
                            SHARES        SHARES       SHARES       FUND     CLASS 1 SHARES   SHARES      INDEX FUND    SHARES
                          -----------  ------------- ----------  ----------  -------------- -----------  -----------  ----------
                                                                            YEAR ENDED DECEMBER 31, 2009
                          -------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 2,237,611      264,827      181,503   1,212,488       136,069     2,553,334    3,672,244          --
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     846,012      225,828    1,152,075   5,777,357       612,312       773,253    2,587,447     688,297
                          -----------   ----------   ----------  ----------    ----------   -----------  -----------  ----------
Net investment income
  (expense)..............   1,391,599       38,999     (970,572) (4,564,869)     (476,243)    1,780,081    1,084,797    (688,297)
                          -----------   ----------   ----------  ----------    ----------   -----------  -----------  ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (2,740,913)  (6,290,359)  (9,317,413)         --    (3,398,096)  (15,053,128) (14,018,910) (8,903,578)
   Change in unrealized
     appreciation
     (depreciation)......   4,600,960    9,811,898   35,340,909           2    16,220,171    29,567,679   50,841,737  21,062,917
   Capital gain
     distributions.......          --           --           --          --            --            --           --          --
                          -----------   ----------   ----------  ----------    ----------   -----------  -----------  ----------
Net realized and
  unrealized gain (loss)
  on investments.........   1,860,047    3,521,539   26,023,496           2    12,822,075    14,514,551   36,822,827  12,159,339
                          -----------   ----------   ----------  ----------    ----------   -----------  -----------  ----------
Increase (decrease) in
  net assets from
  operations............. $ 3,251,646    3,560,538   25,052,924  (4,564,867)   12,345,832    16,294,632   37,907,624  11,471,042
                          ===========   ==========   ==========  ==========    ==========   ===========  ===========  ==========

                          -------------------------

                          TOTAL RETURN TOTAL RETURN
                            FUND --      FUND --
                            CLASS 1      CLASS 3
                             SHARES       SHARES
                          ------------ ------------

                          -------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  16,116,494   15,070,338
   Mortality and expense
     risk and
     administrative
     charges (note 4)....  17,303,021   20,447,303
                          -----------  -----------
Net investment income
  (expense)..............  (1,186,527)  (5,376,965)
                          -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss).............. (37,703,331) (39,977,201)
   Change in unrealized
     appreciation
     (depreciation)...... 214,860,526  222,534,780
   Capital gain
     distributions.......          --           --
                          -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments......... 177,157,195  182,557,579
                          -----------  -----------
Increase (decrease) in
  net assets from
  operations............. 175,970,668  177,180,614
                          ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          GE INVESTMENTS
                           FUNDS, INC.
                           (CONTINUED)                                         GENWORTH VARIABLE INSURANCE TRUST
                          -------------- ---------------------------------------------------------------------------------
                                                                           GENWORTH     GENWORTH     GENWORTH
                                                     GENWORTH                EATON       GOLDMAN    LEGG MASON
                                          GENWORTH   COLUMBIA   GENWORTH     VANCE        SACHS     CLEARBRIDGE  GENWORTH
                                          CALAMOS    MID CAP    DAVIS NY   LARGE CAP    ENHANCED    AGGRESSIVE    PIMCO
                           U.S. EQUITY     GROWTH     VALUE     VENTURE      VALUE      CORE BOND     GROWTH    STOCKSPLUS
                             FUND --      FUND --    FUND --    FUND --     FUND --   INDEX FUND --   FUND --    FUND --
                             CLASS 1      SERVICE    SERVICE    SERVICE     SERVICE      SERVICE      SERVICE    SERVICE
                              SHARES       SHARES     SHARES     SHARES     SHARES       SHARES       SHARES      SHARES
                          -------------- ---------  ---------  ---------  ----------  ------------- ----------- ----------
                                                                          YEAR ENDED DECEMBER 31, 2009
                          ------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $   388,832          --    195,756     15,995     783,266    3,603,776       16,150   9,599,281
   Mortality and expense
     risk and
     administrative
     charges (note 4)....      518,779      24,971    385,795     44,730   1,011,792    1,037,109    1,204,529   1,632,111
                           -----------   ---------  ---------  ---------  ----------    ---------   ----------  ----------
Net investment income
  (expense)..............     (129,947)    (24,971)  (190,039)   (28,735)   (228,526)   2,566,667   (1,188,379)  7,967,170
                           -----------   ---------  ---------  ---------  ----------    ---------   ----------  ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (3,023,919)    162,271  1,203,064     95,044   1,505,812    1,585,584    5,160,232   4,912,044
   Change in unrealized
     appreciation
     (depreciation)......   11,919,287   2,193,139  6,049,745  1,559,352   8,749,930     (542,600)  16,671,148  17,319,655
   Capital gain
     distributions.......           --          --         --         --          --       36,883           --   5,850,972
                           -----------   ---------  ---------  ---------  ----------    ---------   ----------  ----------
Net realized and
  unrealized gain (loss)
  on investments.........    8,895,368   2,355,410  7,252,809  1,654,396  10,255,742    1,079,867   21,831,380  28,082,671
                           -----------   ---------  ---------  ---------  ----------    ---------   ----------  ----------
Increase (decrease) in
  net assets from
  operations.............  $ 8,765,421   2,330,439  7,062,770  1,625,661  10,027,216    3,646,534   20,643,001  36,049,841
                           ===========   =========  =========  =========  ==========    =========   ==========  ==========



                          ---------------------------
                            GENWORTH
                             PUTNAM       GENWORTH
                          INTERNATIONAL   THORNBURG
                             CAPITAL    INTERNATIONAL
                          OPPORTUNITIES     VALUE
                             FUND --       FUND --
                             SERVICE       SERVICE
                             SHARES        SHARES
                          ------------- -------------

                          ---------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   3,726,286            --
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     442,422       401,371
                           ----------     ---------
Net investment income
  (expense)..............   3,283,864      (401,371)
                           ----------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   3,570,656     1,383,326
   Change in unrealized
     appreciation
     (depreciation)......   5,760,167     6,174,226
   Capital gain
     distributions.......       9,432            --
                           ----------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........   9,340,255     7,557,552
                           ----------     ---------
Increase (decrease) in
  net assets from
  operations.............  12,624,119     7,156,181
                           ==========     =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           GOLDMAN SACHS VARIABLE
                               INSURANCE TRUST                      J.P. MORGAN SERIES TRUST II
                          ---------------------------  ----------------------------------------------------


                                                                                                   JPMORGAN
                            GOLDMAN        GOLDMAN                                                   U.S.
                             SACHS          SACHS                  JPMORGAN    JPMORGAN  JPMORGAN  LARGE CAP
                           GROWTH AND      MID CAP     JPMORGAN  INTERNATIONAL  MID CAP    SMALL     CORE
                             INCOME         VALUE        BOND       EQUITY       VALUE    COMPANY   EQUITY
                              FUND          FUND       PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
                           -----------   -----------   --------- ------------- --------- --------- ---------
                          YEAR ENDED DECEMBER 31, 2009        PERIOD FROM JANUARY 1 TO APRIL 27, 2009
                          ---------------------------  ----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   221,438      1,064,675     18,637       4,114       3,108        84      162
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     189,888        919,910      1,292         485         629        64       28
                           -----------   -----------   --------     -------     -------   -------   ------
Net investment income
  (expense)..............      31,550        144,765     17,345       3,629       2,479        20      134
                           -----------   -----------   --------     -------     -------   -------   ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (1,859,265)   (10,888,214)  (110,745)    (57,598)    (70,700)  (13,070)  (3,360)
   Change in unrealized
     appreciation
     (depreciation)......   3,763,478     27,523,149     88,262      46,730      64,735    11,722    3,125
   Capital gain
     distributions.......          --             --         --       4,021         281       256       --
                           -----------   -----------   --------     -------     -------   -------   ------
Net realized and
  unrealized gain (loss)
  on investments.........   1,904,213     16,634,935    (22,483)     (6,847)     (5,684)   (1,092)    (235)
                           -----------   -----------   --------     -------     -------   -------   ------
Increase (decrease) in
  net assets from
  operations............. $ 1,935,763     16,779,700     (5,138)     (3,218)     (3,205)   (1,072)    (101)
                           ===========   ===========   ========     =======     =======   =======   ======

                                 JPMORGAN INSURANCE TRUST
                          -------------------------------------
                                                      JPMORGAN
                                                     INSURANCE
                            JPMORGAN     JPMORGAN      TRUST
                           INSURANCE    INSURANCE   DIVERSIFIED
                             TRUST      TRUST CORE    MID CAP
                            BALANCED       BOND        GROWTH
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS 1      CLASS 1      CLASS 1
                          ------------ ------------ ------------
                               YEAR ENDED DECEMBER 31, 2009
                          -------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     3,917      147,104           --
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     1,377       52,385        6,100
                             ------      -------      -------
Net investment income
  (expense)..............     2,540       94,719       (6,100)
                             ------      -------      -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (1,512)     (48,385)      52,730
   Change in unrealized
     appreciation
     (depreciation)......    28,764      182,257       62,471
   Capital gain
     distributions.......        --           --           --
                             ------      -------      -------
Net realized and
  unrealized gain (loss)
  on investments.........    27,252      133,872      115,201
                             ------      -------      -------
Increase (decrease) in
  net assets from
  operations.............    29,792      228,591      109,101
                             ======      =======      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                              JPMORGAN INSURANCE TRUST (CONTINUED)
                          ------------------------------------------------------------------------------------------------
                              JPMORGAN        JPMORGAN                   JPMORGAN     JPMORGAN     JPMORGAN     JPMORGAN
                              INSURANCE      INSURANCE     JPMORGAN     INSURANCE    INSURANCE    INSURANCE    INSURANCE
                                TRUST          TRUST       INSURANCE      TRUST        TRUST        TRUST        TRUST
                               EQUITY        GOVERNMENT      TRUST       INTREPID     INTREPID     MID CAP     SMALL CAP
                                INDEX           BOND     INTERNATIONAL    GROWTH      MID CAP       VALUE         CORE
                            PORTFOLIO --    PORTFOLIO --    EQUITY     PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                               CLASS 1        CLASS 1      PORTFOLIO     CLASS 1      CLASS 1      CLASS 1      CLASS 1
                          ----------------- ------------ ------------- ------------ ------------ ------------ ------------
                                            PERIOD FROM   PERIOD FROM
                                            JANUARY 1 TO  APRIL 27 TO
                             YEAR ENDED      APRIL 27,   DECEMBER 31,         YEAR ENDED          PERIOD FROM APRIL 27 TO
                          DECEMBER 31, 2009     2009         2009          DECEMBER 31, 2009         DECEMBER 31, 2009
                          ----------------- ------------ ------------- ------------------------  ------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $ 17,890         125,236       1,484         6,443        4,999           --          42
   Mortality and expense
     risk and
     administrative
     charges (note 4)....       13,093           8,711       1,286        15,536        6,107        1,638         173
                              --------        --------      ------       -------       ------       ------       -----
Net investment income
  (expense)..............        4,797         116,525         198        (9,093)      (1,108)      (1,638)       (131)
                              --------        --------      ------       -------       ------       ------       -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       19,395         (52,549)      8,437        34,059        5,204        4,831         452
   Change in unrealized
     appreciation
     (depreciation)......      140,896         (93,162)     22,178       209,008       92,594       31,320       4,053
   Capital gain
     distributions.......           --          28,778          --            --           --           --          --
                              --------        --------      ------       -------       ------       ------       -----
Net realized and
  unrealized gain (loss)
  on investments.........      160,291        (116,933)     30,615       243,067       97,798       36,151       4,505
                              --------        --------      ------       -------       ------       ------       -----
Increase (decrease) in
  net assets from
  operations.............     $165,088            (408)     30,813       233,974       96,690       34,513       4,374
                              ========        ========      ======       =======       ======       ======       =====

                                           JANUS ASPEN SERIES
                          --------------------------------------

                            JPMORGAN
                           INSURANCE
                           TRUST U.S.    BALANCED      BALANCED
                             EQUITY    PORTFOLIO --  PORTFOLIO --
                          PORTFOLIO -- INSTITUTIONAL   SERVICE
                            CLASS 1       SHARES        SHARES
                          ------------ ------------- ------------


                                        YEAR ENDED
                                     DECEMBER 31, 2009
                          --------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    22,071      3,659,854     4,123,087
   Mortality and expense
     risk and
     administrative
     charges (note 4)....    15,425      1,776,732     2,617,915
                            -------     ----------    ----------
Net investment income
  (expense)..............     6,646      1,883,122     1,505,172
                            -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    28,422       (457,150)     (289,138)
   Change in unrealized
     appreciation
     (depreciation)......   193,212     20,452,127    25,774,390
   Capital gain
     distributions.......        --      4,710,788     5,507,814
                            -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........   221,634     24,705,765    30,993,066
                            -------     ----------    ----------
Increase (decrease) in
  net assets from
  operations.............   228,280     26,588,887    32,498,238
                            =======     ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                              JANUS ASPEN SERIES (CONTINUED)
                          ---------------------------------------------------------------------------------------------
                                                       FLEXIBLE                               GLOBAL LIFE     GLOBAL
                           ENTERPRISE    ENTERPRISE      BOND          FORTY        FORTY       SCIENCES    TECHNOLOGY
                          PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --  PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                          INSTITUTIONAL   SERVICE    INSTITUTIONAL INSTITUTIONAL   SERVICE      SERVICE      SERVICE
                             SHARES        SHARES       SHARES        SHARES        SHARES       SHARES       SHARES
                          ------------- ------------ ------------- ------------- ------------ ------------ ------------
                                                                               YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $        --          --     1,097,172        20,959        12,116          --           --
   Mortality and expense
     risk and
     administrative
     charges (note 4)....      709,786      88,777       340,149       805,584     1,580,532      89,033       91,917
                           -----------   ---------     ---------    ----------    ----------   ---------    ---------
Net investment income
  (expense)..............     (709,786)    (88,777)      757,023      (784,625)   (1,568,416)    (89,033)     (91,917)
                           -----------   ---------     ---------    ----------    ----------   ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (2,545,664)   (234,034)      166,441      (723,553)   (2,751,890)    (85,744)     (23,842)
   Change in unrealized
     appreciation
     (depreciation)......   21,089,401   2,355,353     1,669,788    21,287,373    37,241,488   1,363,692    2,909,110
   Capital gain
     distributions.......           --          --        20,588            --            --      95,259           --
                           -----------   ---------     ---------    ----------    ----------   ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........   18,543,737   2,121,319     1,856,817    20,563,820    34,489,598   1,373,207    2,885,268
                           -----------   ---------     ---------    ----------    ----------   ---------    ---------
Increase (decrease) in
  net assets from
  operations.............  $17,833,951   2,032,542     2,613,840    19,779,195    32,921,182   1,284,174    2,793,351
                           ===========   =========     =========    ==========    ==========   =========    =========

                          ----------------------------------------

                              JANUS        JANUS       OVERSEAS
                          PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                          INSTITUTIONAL   SERVICE    INSTITUTIONAL
                             SHARES        SHARES       SHARES
                          ------------- ------------ -------------

                          ----------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     320,163       21,718       440,136
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     848,610       87,230     1,130,509
                           ----------    ---------    ----------
Net investment income
  (expense)..............    (528,447)     (65,512)     (690,373)
                           ----------    ---------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (2,764,205)    (242,302)   (2,698,740)
   Change in unrealized
     appreciation
     (depreciation)......  21,233,066    1,965,707    43,788,976
   Capital gain
     distributions.......          --           --     2,181,932
                           ----------    ---------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........  18,468,861    1,723,405    43,272,168
                           ----------    ---------    ----------
Increase (decrease) in
  net assets from
  operations.............  17,940,414    1,657,893    42,581,795
                           ==========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                               JANUS ASPEN SERIES (CONTINUED)
                                    -----------------------------------------



                                                    RESEARCH
                                     OVERSEAS         CORE        WORLDWIDE
                                    PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                      SERVICE     INSTITUTIONAL INSTITUTIONAL
                                      SHARES         SHARES        SHARES
                                    ------------  ------------- -------------

                                    -----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends....    $60,100            7         882,553
   Mortality and expense risk and
     administrative charges (note
     4)............................    229,073           30         881,944
                                    -----------      ------      ----------
Net investment income (expense)....  (168,973)          (23)            609
                                    -----------      ------      ----------
Net realized and unrealized gain
  (loss) on investments:
   Net realized gain (loss)........    510,800       (9,650)     (5,345,726)
   Change in unrealized
     appreciation (depreciation)...  7,421,960        9,878      24,708,324
   Capital gain distributions......    423,178           --              --
                                    -----------      ------      ----------
Net realized and unrealized gain
  (loss) on investments............  8,355,938          228      19,362,598
                                    -----------      ------      ----------
Increase (decrease) in net assets
  from operations.................. $8,186,965          205      19,363,207
                                    ===========      ======      ==========

                                                                   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                                    -----------  ----------------------------------------------------------------------------
                                                               LEGG MASON   LEGG MASON                             LEGG MASON
                                                  LEGG MASON  CLEARBRIDGE  CLEARBRIDGE   LEGG MASON                 WESTERN
                                                 CLEARBRIDGE    VARIABLE     VARIABLE   CLEARBRIDGE   LEGG MASON     ASSET
                                                   VARIABLE      EQUITY       EQUITY      VARIABLE   CLEARBRIDGE    VARIABLE
                                     WORLDWIDE    AGGRESSIVE     INCOME       INCOME    FUNDAMENTAL    VARIABLE    STRATEGIC
                                    PORTFOLIO --    GROWTH      BUILDER      BUILDER       VALUE      INVESTORS       BOND
                                      SERVICE    PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                                       SHARES      CLASS II     CLASS I      CLASS II     CLASS I      CLASS I      CLASS I
                                    ------------ ------------ ------------ ------------ ------------ ------------ ------------
                                              YEAR ENDED DECEMBER 31, 2009
                                    -----------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends....     85,237           --      170,092      230,740       108,597      207,003      782,124
   Mortality and expense risk and
     administrative charges (note
     4)............................    105,639       92,767       80,326      148,240       133,110      165,669      219,979
                                     ---------    ---------    ---------    ---------    ----------   ----------   ----------
Net investment income (expense)....    (20,402)     (92,767)      89,766       82,500       (24,513)      41,334      562,145
                                     ---------    ---------    ---------    ---------    ----------   ----------   ----------
Net realized and unrealized gain
  (loss) on investments:
   Net realized gain (loss)........   (595,621)    (828,668)    (986,826)    (729,109)   (1,417,809)  (1,229,404)  (1,279,802)
   Change in unrealized
     appreciation (depreciation)...  2,663,376    2,441,854    1,869,469    1,989,237     3,413,197    3,346,417    3,382,825
   Capital gain distributions......         --           --           --           --            --           --       11,467
                                     ---------    ---------    ---------    ---------    ----------   ----------   ----------
Net realized and unrealized gain
  (loss) on investments............  2,067,755    1,613,186      882,643    1,260,128     1,995,388    2,117,013    2,114,490
                                     ---------    ---------    ---------    ---------    ----------   ----------   ----------
Increase (decrease) in net assets
  from operations..................  2,047,353    1,520,419      972,409    1,342,628     1,970,875    2,158,347    2,676,635
                                     =========    =========    =========    =========    ==========   ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        MFS(R) VARIABLE INSURANCE TRUST
                          -------------------------------------------------------------------------------------------
                                           MFS(R) INVESTORS MFS(R) NEW  MFS(R) STRATEGIC MFS(R) TOTAL
                          MFS(R) INVESTORS      TRUST       DISCOVERY        INCOME         RETURN    MFS(R) UTILITIES
                            GROWTH STOCK      SERIES --     SERIES --      SERIES --      SERIES --      SERIES --
                             SERIES --         SERVICE       SERVICE        SERVICE        SERVICE        SERVICE
                           SERVICE CLASS        CLASS         CLASS          CLASS          CLASS          CLASS
                               SHARES           SHARES        SHARES         SHARES         SHARES         SHARES
                          ---------------- ---------------- ----------  ---------------- ------------ ----------------
                                                                                   YEAR ENDED DECEMBER 31, 2009
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    $   54,455         137,343             --       36,941        2,125,975      1,603,959
   Mortality and expense
     risk and
     administrative
     charges (note 4)....       187,509         160,790        286,472        7,115        1,274,508        517,957
                             ----------       ---------     ----------       ------       ----------     ----------
Net investment income
  (expense)..............      (133,054)        (23,447)      (286,472)      29,826          851,467      1,086,002
                             ----------       ---------     ----------       ------       ----------     ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      (476,726)       (321,902)    (2,194,668)      13,554       (2,228,974)    (5,023,203)
   Change in unrealized
     appreciation
     (depreciation)......     4,433,707       2,641,095     11,008,600       32,658       11,171,205     12,797,176
   Capital gain
     distributions.......            --              --             --           --               --             --
                             ----------       ---------     ----------       ------       ----------     ----------
Net realized and
  unrealized gain (loss)
  on investments.........     3,956,981       2,319,193      8,813,932       46,212        8,942,231      7,773,973
                             ----------       ---------     ----------       ------       ----------     ----------
Increase (decrease) in
  net assets from
  operations.............    $3,823,927       2,295,746      8,527,460       76,038        9,793,698      8,859,975
                             ==========       =========     ==========       ======       ==========     ==========

                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          ------------------------------------------------
                                                  OPPENHEIMER  OPPENHEIMER
                          OPPENHEIMER OPPENHEIMER   CAPITAL      CAPITAL
                           BALANCED    BALANCED   APPRECIATION APPRECIATION
                          FUND/VA --  FUND/VA --   FUND/VA --   FUND/VA --
                          NON-SERVICE   SERVICE   NON-SERVICE    SERVICE
                            SHARES      SHARES       SHARES       SHARES
                          ----------- ----------- ------------ ------------

                          -------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........         --          --      137,117         538
   Mortality and expense
     risk and
     administrative
     charges (note 4)....    275,857     678,970      588,475     130,267
                          ----------  ----------   ----------   ---------
Net investment income
  (expense)..............   (275,857)   (678,970)    (451,358)   (129,729)
                          ----------  ----------   ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss).............. (4,522,691) (4,048,814)  (2,232,130)   (554,378)
   Change in unrealized
     appreciation
     (depreciation)......  8,203,545  11,058,796   17,491,179   3,676,540
   Capital gain
     distributions.......         --          --           --          --
                          ----------  ----------   ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments.........  3,680,854   7,009,982   15,259,049   3,122,162
                          ----------  ----------   ----------   ---------
Increase (decrease) in
  net assets from
  operations.............  3,404,997   6,331,012   14,807,691   2,992,433
                          ==========  ==========   ==========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                          ------------------------------------------------------------------------------------
                                       OPPENHEIMER                          OPPENHEIMER
                          OPPENHEIMER    GLOBAL    OPPENHEIMER  OPPENHEIMER MAIN STREET OPPENHEIMER OPPENHEIMER
                           CORE BOND   SECURITIES  HIGH INCOME  MAIN STREET  SMALL CAP    MIDCAP      MIDCAP
                          FUND/VA --   FUND/VA --  FUND/VA --   FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --
                          NON-SERVICE    SERVICE   NON-SERVICE    SERVICE     SERVICE   NON-SERVICE   SERVICE
                            SHARES       SHARES      SHARES       SHARES      SHARES      SHARES      SHARES
                          -----------  ----------- -----------  ----------- ----------- ----------- -----------
                                                                            YEAR ENDED DECEMBER 31, 2009
                          -------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $        --   1,883,741           --   1,694,042     254,797          --         --
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     292,522   1,561,275      100,942   1,820,873     633,001     323,656     31,333
                          -----------  ----------  -----------  ----------  ----------  ----------   --------
Net investment income
  (expense)..............    (292,522)    322,466     (100,942)   (126,831)   (378,204)   (323,656)   (31,333)
                          -----------  ----------  -----------  ----------  ----------  ----------   --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (4,059,155) (3,744,133) (10,606,791)  1,346,164  (3,275,795) (2,576,895)  (302,036)
   Change in unrealized
     appreciation
     (depreciation)......   5,752,869  32,386,518   12,223,931  24,780,385  16,059,342   9,378,321    875,880
   Capital gain
     distributions.......          --   2,088,932           --          --          --          --         --
                          -----------  ----------  -----------  ----------  ----------  ----------   --------
Net realized and
  unrealized gain (loss)
  on investments.........   1,693,714  30,731,317    1,617,140  26,126,549  12,783,547   6,801,426    573,844
                          -----------  ----------  -----------  ----------  ----------  ----------   --------
Increase (decrease) in
  net assets from
  operations............. $ 1,401,192  31,053,783    1,516,198  25,999,718  12,405,343   6,477,770    542,511
                          ===========  ==========  ===========  ==========  ==========  ==========   ========

                                PIMCO VARIABLE INSURANCE TRUST
                          -----------------------------------------
                                        FOREIGN BOND
                           ALL ASSET     PORTFOLIO
                          PORTFOLIO --  (U.S. DOLLAR    HIGH YIELD
                            ADVISOR      HEDGED) --    PORTFOLIO --
                             CLASS     ADMINISTRATIVE ADMINISTRATIVE
                             SHARES     CLASS SHARES   CLASS SHARES
                          ------------ -------------- --------------

                          ------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    657,371      717,825        8,132,347
   Mortality and expense
     risk and
     administrative
     charges (note 4)....    149,732       83,953        1,511,986
                           ---------      -------       ----------
Net investment income
  (expense)..............    507,639      633,872        6,620,361
                           ---------      -------       ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (442,964)      (4,098)      (3,122,176)
   Change in unrealized
     appreciation
     (depreciation)......  1,518,061       67,495       26,546,820
   Capital gain
     distributions.......         --           --               --
                           ---------      -------       ----------
Net realized and
  unrealized gain (loss)
  on investments.........  1,075,097       63,397       23,424,644
                           ---------      -------       ----------
Increase (decrease) in
  net assets from
  operations.............  1,582,736      697,269       30,045,005
                           =========      =======       ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                          RYDEX
                                                                        VARIABLE
                           PIMCO VARIABLE INSURANCE TRUST (CONTINUED)     TRUST      THE ALGER PORTFOLIOS
                          -------------------------------------------- ----------- ------------------------  ------------
                            LONG-TERM                                                 ALGER                    JENNISON
                               U.S.                                                 LARGE CAP   ALGER SMALL     20/20
                            GOVERNMENT    LOW DURATION   TOTAL RETURN                 GROWTH     CAP GROWTH     FOCUS
                           PORTFOLIO --   PORTFOLIO --   PORTFOLIO --              PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                          ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE  NASDAQ --   CLASS I-2    CLASS I-2     CLASS II
                           CLASS SHARES   CLASS SHARES   CLASS SHARES  100(R) FUND    SHARES       SHARES       SHARES
                          -------------- -------------- -------------- ----------- ------------ ------------ ------------
                                                                               YEAR ENDED DECEMBER 31, 2009
                          -----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $  5,753,377    15,434,859     25,075,595           --      231,109           --         447
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     1,288,297     4,150,889      5,870,548       86,060      510,383      403,124     208,654
                           ------------    ----------     ----------    ---------   ----------   ----------   ---------
Net investment income
  (expense)..............     4,465,080    11,283,970     19,205,047      (86,060)    (279,274)    (403,124)   (208,207)
                           ------------    ----------     ----------    ---------   ----------   ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     1,359,343       662,404      4,685,379     (335,905)  (2,514,747)  (1,080,434)   (898,245)
   Change in unrealized
     appreciation
     (depreciation)......   (13,732,834)    7,967,991     11,371,438    2,731,933   15,945,547   11,444,785   7,068,959
   Capital gain
     distributions.......     2,786,691     5,272,405      6,441,186           --           --           --          --
                           ------------    ----------     ----------    ---------   ----------   ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments.........    (9,586,800)   13,902,800     22,498,003    2,396,028   13,430,800   10,364,351   6,170,714
                           ------------    ----------     ----------    ---------   ----------   ----------   ---------
Increase (decrease) in
  net assets from
  operations.............  $ (5,121,720)   25,186,770     41,703,050    2,309,968   13,151,526    9,961,227   5,962,507
                           ============    ==========     ==========    =========   ==========   ==========   =========


                           THE PRUDENTIAL SERIES FUND
                          ---------------------------------------
                                                         SP
                                         NATURAL    INTERNATIONAL
                            JENNISON    RESOURCES      GROWTH
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS II     CLASS II     CLASS II
                             SHARES       SHARES       SHARES
                          ------------ ------------ -------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      6,846     5,027,074         160
   Mortality and expense
     risk and
     administrative
     charges (note 4)....     40,836       626,539         375
                            --------    ----------     -------
Net investment income
  (expense)..............    (33,990)    4,400,535        (215)
                            --------    ----------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (126,841)   (7,578,976)    (57,640)
   Change in unrealized
     appreciation
     (depreciation)......    996,697    22,850,830      60,201
   Capital gain
     distributions.......         --            --          --
                            --------    ----------     -------
Net realized and
  unrealized gain (loss)
  on investments.........    869,856    15,271,854       2,561
                            --------    ----------     -------
Increase (decrease) in
  net assets from
  operations.............    835,866    19,672,389       2,346
                            ========    ==========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          THE PRUDENTIAL   THE UNIVERSAL
                            SERIES FUND    INSTITUTIONAL       VAN KAMPEN LIFE
                            (CONTINUED)     FUNDS, INC.       INVESTMENT TRUST
                          --------------- --------------- ------------------------
                           SP PRUDENTIAL                    CAPITAL
                           U.S. EMERGING    EQUITY AND       GROWTH      COMSTOCK
                              GROWTH          INCOME      PORTFOLIO -- PORTFOLIO --
                           PORTFOLIO --    PORTFOLIO --     CLASS II     CLASS II
                          CLASS II SHARES CLASS II SHARES    SHARES       SHARES
                          --------------- --------------- ------------ ------------
                                        YEAR ENDED DECEMBER 31, 2009
                          --------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $    34          312,487            --     2,159,605
   Mortality and expense
     risk and
     administrative
     charges (note 4)....         244          223,479        98,022       792,101
                              -------        ---------     ---------    ----------
Net investment income
  (expense)..............        (210)          89,008       (98,022)    1,367,504
                              -------        ---------     ---------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      (2,859)        (609,967)     (357,630)   (7,129,394)
   Change in unrealized
     appreciation
     (depreciation)......       7,577        2,604,262     3,528,200    17,658,659
   Capital gain
     distributions.......          --               --            --            --
                              -------        ---------     ---------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........       4,718        1,994,295     3,170,570    10,529,265
                              -------        ---------     ---------    ----------
Increase (decrease) in
  net assets from
  operations.............     $ 4,508        2,083,303     3,072,548    11,896,769
                              =======        =========     =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets

                                                                                             AIM VARIABLE INSURANCE FUNDS
                                                             ---------------------------------------------------------------------
                                                                  AIM V.I. BASIC          AIM V.I. CAPITAL     AIM V.I. CAPITAL
                                                                  VALUE FUND --         APPRECIATION FUND --   DEVELOPMENT FUND --
                                   CONSOLIDATED TOTAL            SERIES II SHARES         SERIES I SHARES       SERIES I SHARES
                             ------------------------------  -----------------------  -----------------------  ------------------
                                                                               YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
                                  2009            2008          2009         2008        2009         2008       2009      2008
                             --------------  --------------  ----------  -----------  ----------  -----------  -------   -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   98,132,742     130,288,400     (44,185)     133,229    (105,424)    (289,856)     (46)      195
 Net realized gain
   (loss) on investments....   (454,148,830)   (750,267,284) (3,174,031)  (2,008,701)   (860,741)      83,385  (10,558)     (480)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  2,170,872,834  (3,497,468,160)  7,474,367  (13,972,955)  2,919,275  (10,001,670)  12,038   (15,917)
 Capital gain
   distribution.............     36,494,102     256,260,930          --    3,176,931          --           --       --     2,843
                             --------------  --------------  ----------  -----------  ----------  -----------  -------   -------
    Increase (decrease)
     in net assets from
     operations.............  1,851,350,848  (3,861,186,114)  4,256,151  (12,671,496)  1,953,110  (10,208,141)   1,434   (13,359)
                             --------------  --------------  ----------  -----------  ----------  -----------  -------   -------
From capital
 transactions (note 4):
 Net premiums...............    464,320,783   1,848,647,476      30,694      152,627     234,820      236,252       --        --
 Death benefits.............   (114,140,525)   (147,023,646)     17,715      (46,580)    (75,305)     (82,245)      --        --
 Surrenders.................   (826,993,330) (1,304,894,229) (1,144,453)  (1,961,736) (1,427,276)  (2,833,303)    (476)       --
 Administrative expenses....    (23,715,141)    (17,702,202)    (27,419)     (43,757)    (24,832)     (38,403)      --        --
 Capital contribution
   (withdrawal).............     (9,338,101)     11,365,728          --           --          --           --       --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............     21,134,167      69,587,725    (549,970)    (508,624)   (356,306)  (1,286,987) (11,850)    8,928
                             --------------  --------------  ----------  -----------  ----------  -----------  -------   -------
    Increase (decrease)
     in net assets from
     capital transactions...   (488,732,147)    459,980,852  (1,673,433)  (2,408,070) (1,648,899)  (4,004,686) (12,326)    8,928
                             --------------  --------------  ----------  -----------  ----------  -----------  -------   -------
Increase (decrease) in
 net assets.................  1,362,618,701  (3,401,205,262)  2,582,718  (15,079,566)    304,211  (14,212,827) (10,892)   (4,431)
Net assets at beginning
 of year....................  8,078,040,766  11,479,246,028  10,642,215   25,721,781  11,716,110   25,928,937   16,950    21,381
                             --------------  --------------  ----------  -----------  ----------  -----------  -------   -------
Net assets at end of year... $9,440,659,467   8,078,040,766  13,224,933   10,642,215  12,020,321   11,716,110    6,058    16,950
                             ==============  ==============  ==========  ===========  ==========  ===========  =======   =======
Change in units (note 5):
 Units purchased............                                    284,190      630,443     194,289      256,659       --       890
 Units redeemed.............                                   (510,585)    (818,483)   (543,478)    (909,413)  (1,495)     (216)
                                                             ----------  -----------  ----------  -----------  -------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........                                   (226,395)    (188,040)   (349,189)    (652,754)  (1,495)      674
                                                             ==========  ===========  ==========  ===========  =======   =======

                             ------------------------
                                  AIM V.I. CORE
                                  EQUITY FUND --
                                 SERIES I SHARES
                             -----------------------

                             ------------------------
                                2009         2008
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     28,380      102,704
 Net realized gain
   (loss) on investments....   (716,414)     (77,231)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  4,041,835   (7,213,621)
 Capital gain
   distribution.............         --           --
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  3,353,801   (7,188,148)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    197,698      474,388
 Death benefits.............   (146,699)      19,269
 Surrenders................. (2,156,874)  (3,779,040)
 Administrative expenses....    (32,147)     (38,549)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (780,053)    (256,676)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,918,075)  (3,580,608)
                             ----------  -----------
Increase (decrease) in
 net assets.................    435,726  (10,768,756)
Net assets at beginning
 of year.................... 14,616,805   25,385,561
                             ----------  -----------
Net assets at end of year... 15,052,531   14,616,805
                             ==========  ===========
Change in units (note 5):
 Units purchased............    157,833      334,133
 Units redeemed.............   (497,067)    (687,615)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (339,234)    (353,482)
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                       AIM VARIABLE INSURANCE FUNDS (CONTINUED)
                            ----------------------------------------------------------------------------------------------
                                  AIM V.I.           AIM V.I.             AIM V.I.             AIM V.I.
                                   GLOBAL           GOVERNMENT         INTERNATIONAL           LARGE CAP        AIM V.I.
                                REAL ESTATE         SECURITIES             GROWTH               GROWTH         TECHNOLOGY
                                  FUND --            FUND --              FUND --               FUND --         FUND --
                              SERIES II SHARES   SERIES I SHARES      SERIES II SHARES      SERIES I SHARES  SERIES I SHARES
                            -------------------  ---------------  -----------------------  ----------------  -------------
                                                                YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                               2009      2008      2009    2008      2009         2008       2009     2008    2009    2008
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
Increase (decrease) in
  net assets
From operations:
  Net investment income
   (expense)............... $  (6,657)   32,765      109     645    (166,289)  (1,075,017)    (113)    (354)   (59)     (69)
  Net realized gain
   (loss) on investments...   (24,358)  (89,646)     543     782  (4,302,049) (21,419,236)  (5,575)     121    (21)       1
  Change in unrealized
   appreciation
   (depreciation) on
   investments.............   134,300  (100,543)    (943)    979  21,004,146  (28,473,284)   5,844  (11,523) 3,638   (5,094)
  Capital gain
   distribution............        --    42,307       96      --          --      908,027       --       --     --       --
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
     Increase (decrease)
       in net assets
       from operations.....   103,285  (115,117)    (195)  2,406  16,535,808  (50,059,510)     156  (11,756) 3,558   (5,162)
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
From capital
  transactions (note 4):
  Net premiums.............        --    26,922      240     240   6,500,281   39,623,706       --       --     --       --
  Death benefits...........      (638)       --       --      --    (102,160)    (412,136)      --       --     --       --
  Surrenders...............   (14,527)  (10,726) (10,990)     --  (2,960,190)  (4,701,797)    (579)  (1,392)    --       --
  Administrative expenses..      (557)     (403)      --      --    (251,117)    (205,582)     (66)     (98)    --       --
  Capital contribution
   (withdrawal)............        --        --       --      --          --           --       --       --     --       --
  Transfers between
   subaccounts
   (including fixed
   account), net...........   (30,549)  196,895   (8,849) (1,066) (2,846,023) (22,595,440) (11,457)    (371)   (26)     223
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
     Increase (decrease)
       in net assets
       from capital
       transactions........   (46,271)  212,688  (19,599)   (826)    340,791   11,708,751  (12,102)  (1,861)   (26)     223
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
Increase (decrease) in
  net assets...............    57,014    97,571  (19,794)  1,580  16,876,599  (38,350,759) (11,946) (13,617) 3,532   (4,939)
Net assets at beginning
  of year..................   339,101   241,530   22,498  20,918  51,090,270   89,441,029   17,687   31,304  6,356   11,295
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
Net assets at end of year.. $ 396,115   339,101    2,704  22,498  67,966,869   51,090,270    5,741   17,687  9,888    6,356
                            =========  ========  =======  ======  ==========  ===========  =======  =======  =====   ======
Change in units (note 5):
  Units purchased..........   272,160   107,446       26   2,648   6,875,531   16,579,773      556       55     --       69
  Units redeemed...........  (276,508)  (77,678)  (1,347) (2,702) (6,580,208) (15,878,776)  (2,392)    (246)   (13)      --
                            ---------  --------  -------  ------  ----------  -----------  -------  -------  -----   ------
  Net increase
   (decrease) in units
   from capital
   transactions with
   contract owners.........    (4,348)   29,768   (1,321)    (54)    295,323      700,997   (1,836)    (191)   (13)      69
                            =========  ========  =======  ======  ==========  ===========  =======  =======  =====   ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              AIM VARIABLE
                                INSURANCE
                                  FUNDS
                               (CONTINUED)
                             --------------  -----------------------
                                                ALLIANCEBERNSTEIN
                                AIM V.I.         BALANCED WEALTH
                                UTILITIES           STRATEGY
                                 FUND --          PORTFOLIO --
                             SERIES I SHARES         CLASS B
                             --------------  ----------------------

                             ---------------------------------------
                              2009    2008      2009        2008
                             ------  ------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  102      96    (192,523)    176,298
 Net realized gain
   (loss) on investments....   (590)    (32)   (559,426) (1,213,550)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............    673  (2,139)  5,042,343  (4,705,150)
 Capital gain
   distribution.............     31     462          --     286,892
                             ------  ------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    216  (1,613)  4,290,394  (5,455,510)
                             ------  ------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     --      --   1,708,423  12,795,616
 Death benefits.............     --      --     (30,841)         --
 Surrenders.................   (889)     --  (1,051,689)   (289,666)
 Administrative expenses....     --      --    (111,419)    (46,984)
 Capital contribution
   (withdrawal).............     --      --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (61)  1,372   4,488,935   1,813,322
                             ------  ------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (950)  1,372   5,003,409  14,272,288
                             ------  ------  ----------  ----------
Increase (decrease) in
 net assets.................   (734)   (241)  9,293,803   8,816,778
Net assets at beginning
 of year....................  3,476   3,717  16,166,608   7,349,830
                             ------  ------  ----------  ----------
Net assets at end of year... $2,742   3,476  25,460,411  16,166,608
                             ======  ======  ==========  ==========
Change in units (note 5):
 Units purchased............     --     165   4,586,415   3,164,598
 Units redeemed.............   (125)    (51) (3,910,662) (1,525,083)
                             ------  ------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (125)    114     675,753   1,639,515
                             ======  ======  ==========  ==========



                             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                             ---------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                                GLOBAL THEMATIC            GROWTH AND               INTERNATIONAL
                                     GROWTH                  INCOME                     VALUE
                                  PORTFOLIO --            PORTFOLIO --               PORTFOLIO --
                                    CLASS B                  CLASS B                   CLASS B
                             ---------------------  ------------------------  -------------------------
                                    YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                2009       2008         2009         2008         2009         2008
                             ---------  ----------  -----------  -----------  -----------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (72,675)    (69,559)   1,274,365    2,961,181     (458,728)      447,866
 Net realized gain
   (loss) on investments....  (298,292)   (489,929) (13,090,454)  (9,412,542) (13,771,143)  (96,941,416)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 2,292,867  (2,412,520)  22,412,444  (66,723,036)  37,041,603   (54,775,978)
 Capital gain
   distribution.............        --          --           --   17,130,860           --     8,477,020
                             ---------  ----------  -----------  -----------  -----------  ------------
    Increase (decrease)
     in net assets from
     operations............. 1,921,900  (2,972,008)  10,596,355  (56,043,537)  22,811,732  (142,792,508)
                             ---------  ----------  -----------  -----------  -----------  ------------
From capital
 transactions (note 4):
 Net premiums...............   389,471     313,536      964,959    1,376,160    6,797,756    82,871,961
 Death benefits.............    (2,690)     (8,555)    (403,624)    (442,688)    (118,284)   (1,285,248)
 Surrenders.................  (437,944)   (310,570)  (9,084,692) (16,645,597)  (4,432,815)   (8,874,504)
 Administrative expenses....   (16,148)    (11,875)    (140,470)    (201,234)    (307,555)     (381,305)
 Capital contribution
   (withdrawal).............        --          --           --           --           --            --
 Transfers between
   subaccounts
   (including fixed
   account), net............ 1,624,042    (343,423)  (3,943,815)  (8,425,981)  (5,702,532)  (41,218,651)
                             ---------  ----------  -----------  -----------  -----------  ------------
    Increase (decrease)
     in net assets from
     capital transactions... 1,556,731    (360,887) (12,607,642) (24,339,340)  (3,763,430)   31,112,253
                             ---------  ----------  -----------  -----------  -----------  ------------
Increase (decrease) in
 net assets................. 3,478,631  (3,332,895)  (2,011,287) (80,382,877)  19,048,302  (111,680,255)
Net assets at beginning
 of year.................... 3,098,123   6,431,018   70,944,373  151,327,250   68,474,224   180,154,479
                             ---------  ----------  -----------  -----------  -----------  ------------
Net assets at end of year... 6,576,754   3,098,123   68,933,086   70,944,373   87,522,526    68,474,224
                             =========  ==========  ===========  ===========  ===========  ============
Change in units (note 5):
 Units purchased............   346,050     312,615    1,710,240    1,798,593   13,535,794    42,126,487
 Units redeemed.............  (191,565)   (327,582)  (3,209,417)  (3,850,834) (13,514,700)  (43,112,041)
                             ---------  ----------  -----------  -----------  -----------  ------------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   154,485     (14,967)  (1,499,177)  (2,052,241)      21,094      (985,554)
                             =========  ==========  ===========  ===========  ===========  ============

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                  AMERICAN CENTURY
                                   ALLIANCEBERNSTEIN VARIABLE PRODUCTS                VARIABLE
                                      SERIES FUND, INC. (CONTINUED)             PORTFOLIOS II, INC.
                             -----------------------------------------------  -----------------------
                                 ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                                     LARGE CAP               SMALL CAP              VP INFLATION
                                      GROWTH                   GROWTH                PROTECTION
                                   PORTFOLIO --             PORTFOLIO --              FUND --
                                      CLASS B                 CLASS B                 CLASS II
                             ------------------------  ---------------------  -----------------------
                                                                           YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------
                                 2009         2008        2009       2008         2009        2008
                             -----------  -----------  ---------  ----------  -----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (241,745)    (348,147)   (78,777)   (101,181)     123,312     133,657
 Net realized gain
   (loss) on investments....    (558,366)     (72,512)  (432,415) (1,116,850)   2,209,076    (154,504)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   5,485,000  (10,586,164) 2,262,327  (2,904,542)   6,320,817   1,816,412
 Capital gain
   distribution.............          --           --         --          --           --          --
                             -----------  -----------  ---------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   4,684,889  (11,006,823) 1,751,135  (4,122,573)   8,653,205   1,795,565
                             -----------  -----------  ---------  ----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     123,491      202,773    308,265     544,629   15,876,301   9,652,860
 Death benefits.............    (232,876)     (80,132)   (29,031)    (79,521)     (93,573)    (41,581)
 Surrenders.................  (1,958,046)  (3,017,337)  (529,250) (1,051,241)  (6,079,332) (2,282,642)
 Administrative expenses....     (35,055)     (49,034)   (14,692)    (14,172)    (531,049)    (78,650)
 Capital contribution
   (withdrawal).............          --           --         --          --           --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (682,485)    (391,006)  (229,213) (2,030,859)  26,074,866  71,748,943
                             -----------  -----------  ---------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,784,971)  (3,334,736)  (493,921) (2,631,164)  35,247,213  78,998,930
                             -----------  -----------  ---------  ----------  -----------  ----------
Increase (decrease) in
 net assets.................   1,899,918  (14,341,559) 1,257,214  (6,753,737)  43,900,418  80,794,495
Net assets at beginning
 of year....................  14,864,465   29,206,024  4,590,464  11,344,201   84,951,946   4,157,451
                             -----------  -----------  ---------  ----------  -----------  ----------
Net assets at end of year... $16,764,383   14,864,465  5,847,678   4,590,464  128,852,364  84,951,946
                             ===========  ===========  =========  ==========  ===========  ==========
Change in units (note 5):
 Units purchased............     189,761      531,215    302,997     787,049   13,443,293  11,086,895
 Units redeemed.............    (674,896)  (1,084,439)  (368,653) (1,042,565) (10,048,134) (3,110,278)
                             -----------  -----------  ---------  ----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (485,135)    (553,224)   (65,656)   (255,516)   3,395,159   7,976,617
                             ===========  ===========  =========  ==========  ===========  ==========


                             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                             ----------------------------------------

                                VP INCOME &
                                  GROWTH           VP INTERNATIONAL
                                  FUND --               FUND --
                                  CLASS I               CLASS I
                             ----------------   ----------------------

                             -----------------------------------------
                               2009      2008      2009        2008
                             -------   -------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   3,174       210       7,387     (29,233)
 Net realized gain
   (loss) on investments....  (7,285)   (4,047)    (76,434)   (773,617)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  29,024   (56,791)    590,079  (1,176,740)
 Capital gain
   distribution.............      --    13,372          --     268,768
                             -------   -------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  24,913   (47,256)    521,032  (1,710,822)
                             -------   -------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      --        --          --     294,916
 Death benefits.............      --        --      (2,777)         --
 Surrenders.................  (6,594)   (5,500)   (102,190)   (177,020)
 Administrative expenses....    (200)     (212)     (2,477)     (3,887)
 Capital contribution
   (withdrawal).............      --        --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............  43,656     9,110    (283,865)    173,922
                             -------   -------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  36,862     3,398    (391,309)    287,931
                             -------   -------  ----------  ----------
Increase (decrease) in
 net assets.................  61,775   (43,858)    129,723  (1,422,891)
Net assets at beginning
 of year....................  88,461   132,319   1,908,217   3,331,108
                             -------   -------  ----------  ----------
Net assets at end of year... 150,236    88,461   2,037,940   1,908,217
                             =======   =======  ==========  ==========
Change in units (note 5):
 Units purchased............   5,868     2,040   1,636,020     879,609
 Units redeemed.............  (2,002)   (1,493) (1,676,946)   (862,281)
                             -------   -------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   3,866       547     (40,926)     17,328
                             =======   =======  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                         (CONTINUED)
                             -----------------------------------------



                                VP ULTRA(R)            VP VALUE
                              FUND -- CLASS I       FUND -- CLASS I
                             --------------------  -------------------

                             ------------------------------------------
                               2009       2008       2009       2008
                              -------    -------    -------   -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (857)    (1,016)     7,262     11,557
 Net realized gain
   (loss) on investments....  (2,702)      (264)   (13,305)   (18,932)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  20,701    (36,472)    35,546    (73,958)
 Capital gain
   distribution.............      --      8,680         --     14,184
                              -------    -------    -------   -------
    Increase (decrease)
     in net assets from
     operations.............  17,142    (29,072)    29,503    (67,149)
                              -------    -------    -------   -------
From capital
 transactions (note 4):
 Net premiums...............      --         --         --      5,060
 Death benefits.............      --         --         --         --
 Surrenders.................  (1,209)      (662)    (5,368)   (11,172)
 Administrative expenses....    (303)      (269)      (483)      (544)
 Capital contribution
   (withdrawal).............      --         --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   9,298     11,069     (2,081)    37,885
                              -------    -------    -------   -------
    Increase (decrease)
     in net assets from
     capital transactions...   7,786     10,138     (7,932)    31,229
                              -------    -------    -------   -------
 Increase (decrease) in
   net assets...............  24,928    (18,934)    21,571    (35,920)
 Net assets at beginning
   of year..................  43,313     62,247    175,918    211,838
                              -------    -------    -------   -------
 Net assets at end of
   year..................... $68,241     43,313    197,489    175,918
                              =======    =======    =======   =======
Change in units (note 5):
 Units purchased............   1,813      2,113     58,665     31,645
 Units redeemed.............    (898)    (1,055)   (59,909)   (29,639)
                              -------    -------    -------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     915      1,058     (1,244)     2,006
                              =======    =======    =======   =======

                                              BLACKROCK VARIABLE SERIES FUNDS, INC.
                             -----------------------------------------------------------------------
                                                                                     BLACKROCK
                                    BLACKROCK                BLACKROCK               LARGE CAP
                                BASIC VALUE V.I.      GLOBAL ALLOCATION V.I.        GROWTH V.I.
                                     FUND --                  FUND --                 FUND --
                                CLASS III SHARES         CLASS III SHARES         CLASS III SHARES
                             ----------------------  ------------------------  ---------------------
                             YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
                                2009        2008         2009         2008        2009       2008
                             ----------  ----------  -----------  -----------  ---------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     22,937      58,318      477,217    2,372,846    (29,284)    (38,747)
 Net realized gain
   (loss) on investments.... (1,618,969) (2,386,181)  (4,918,062) (25,428,483)  (210,302)   (284,019)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  4,083,720  (3,520,316)  75,230,734  (69,346,094)   816,076  (1,251,518)
 Capital gain
   distribution.............         --     132,402           --    1,666,320         --          --
                             ----------  ----------  -----------  -----------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............  2,487,688  (5,715,777)  70,789,889  (90,735,411)   576,490  (1,574,284)
                             ----------  ----------  -----------  -----------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............    924,202   1,134,379   43,529,151  189,049,653     20,821     130,995
 Death benefits.............    (16,566)         --     (812,347)    (344,724)        --     (27,064)
 Surrenders.................   (631,970)   (893,424) (15,975,899) (17,348,540)  (188,337)   (196,184)
 Administrative expenses....    (34,518)    (30,787)  (1,746,099)    (831,224)    (6,047)     (7,052)
 Capital contribution
   (withdrawal).............         --          --           --           --         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (888,578) (1,678,537)  27,049,808   (1,339,538)   241,371     817,375
                             ----------  ----------  -----------  -----------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (647,430) (1,468,369)  52,044,614  169,185,627     67,808     718,070
                             ----------  ----------  -----------  -----------  ---------  ----------
 Increase (decrease) in
   net assets...............  1,840,258  (7,184,146) 122,834,503   78,450,216    644,298    (856,214)
 Net assets at beginning
   of year..................  8,864,905  16,049,051  343,978,370  265,528,154  2,389,929   3,246,143
                             ----------  ----------  -----------  -----------  ---------  ----------
 Net assets at end of
   year..................... 10,705,163   8,864,905  466,812,873  343,978,370  3,034,227   2,389,929
                             ==========  ==========  ===========  ===========  =========  ==========
Change in units (note 5):
 Units purchased............    350,822     568,347   40,557,982   47,968,111     83,757     216,536
 Units redeemed.............   (382,494)   (678,831) (34,684,668) (31,552,594)   (78,092)   (151,636)
                             ----------  ----------  -----------  -----------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (31,672)   (110,484)   5,873,314   16,415,517      5,665      64,900
                             ==========  ==========  ===========  ===========  =========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                BLACKROCK VARIABLE
                                SERIES FUNDS, INC.
                                   (CONTINUED)            COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
                             -----------------------  -------------------------------------------------
                                                                                   COLUMBIA MARSICO
                                                                                     INTERNATIONAL
                                 BLACKROCK VALUE          COLUMBIA MARSICO        OPPORTUNITIES FUND,
                                OPPORTUNITIES V.I.     GROWTH FUND, VARIABLE      VARIABLE SERIES --
                             FUND -- CLASS III SHARES    SERIES -- CLASS A              CLASS B
                             -----------------------  -----------------------  ------------------------
                                                                        YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                 2009        2008        2009         2008         2009         2008
                             -----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   (44,372)     96,709    (260,865)    (609,572)     148,830   10,951,513
 Net realized gain
   (loss) on investments....  (1,859,361) (3,139,540) (2,514,190)     265,504  (13,505,586) (38,957,932)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   2,978,935       4,600  10,030,890  (23,945,989)  34,445,073  (71,648,938)
 Capital gain
   distribution.............          --      76,574          --           --           --   13,656,501
                             -----------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   1,075,202  (2,961,657)  7,255,835  (24,290,057)  21,088,317  (85,998,856)
                             -----------  ----------  ----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     297,899     506,871   1,226,369    2,438,377    4,144,825   37,448,401
 Death benefits.............       1,020      23,474     (12,171)    (188,487)     (89,333)    (331,495)
 Surrenders.................    (300,391)   (805,342) (3,164,107)  (5,233,131)  (5,194,358)  (8,674,466)
 Administrative expenses....     (12,505)    (12,099)    (92,161)    (108,464)    (243,744)    (286,335)
 Capital contribution
   (withdrawal).............          --          --          --           --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (210,458)    186,624  (1,208,997) (12,044,622)  (6,001,946) (19,489,582)
                             -----------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...    (224,435)   (100,472) (3,251,067) (15,136,327)  (7,384,556)   8,666,523
                             -----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................     850,767  (3,062,129)  4,004,768  (39,426,384)  13,703,761  (77,332,333)
Net assets at beginning
 of year....................   4,345,391   7,407,520  32,303,097   71,729,481   64,645,949  141,978,282
                             -----------  ----------  ----------  -----------  -----------  -----------
Net assets at end of year... $ 5,196,158   4,345,391  36,307,865   32,303,097   78,349,710   64,645,949
                             ===========  ==========  ==========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............     235,074     389,998     706,665    1,052,427    5,739,401   17,048,143
 Units redeemed.............    (262,750)   (382,925)   (925,134)  (1,946,847)  (6,123,371) (16,940,949)
                             -----------  ----------  ----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (27,676)      7,073    (218,469)    (894,420)    (383,970)     107,194
                             ===========  ==========  ==========  ===========  ===========  ===========


                                   DWS VARIABLE SERIES II
                             ---------------------------------

                                DWS DREMAN
                              SMALL MID CAP     DWS STRATEGIC
                               VALUE VIP --     VALUE VIP --
                              CLASS B SHARES   CLASS B SHARES
                             ---------------  ----------------

                             ----------------------------------
                              2009     2008     2009     2008
                             ------  -------  -------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     67    6,469    1,780    5,354
 Net realized gain
   (loss) on investments.... (6,596)  (9,881) (12,702) (14,706)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 22,909  (50,344)  27,314  (65,820)
 Capital gain
   distribution.............     --   25,381       --   16,026
                             ------  -------  -------  -------
    Increase (decrease)
     in net assets from
     operations............. 16,380  (28,375)  16,392  (59,146)
                             ------  -------  -------  -------
From capital
 transactions (note 4):
 Net premiums...............     --       --       --       --
 Death benefits.............     --       --       --       --
 Surrenders................. (3,960)    (791)  (2,864)  (5,226)
 Administrative expenses....   (260)    (268)    (107)    (169)
 Capital contribution
   (withdrawal).............     --       --       --       --
 Transfers between
   subaccounts
   (including fixed
   account), net............  2,043   (1,103)     694    2,254
                             ------  -------  -------  -------
    Increase (decrease)
     in net assets from
     capital transactions... (2,177)  (2,162)  (2,277)  (3,141)
                             ------  -------  -------  -------
Increase (decrease) in
 net assets................. 14,203  (30,537)  14,115  (62,287)
Net assets at beginning
 of year.................... 58,504   89,041   66,774  129,061
                             ------  -------  -------  -------
Net assets at end of year... 72,707   58,504   80,889   66,774
                             ======  =======  =======  =======
Change in units (note 5):
 Units purchased............    756      994    2,490    2,875
 Units redeemed.............   (767)    (938)  (2,651)  (2,713)
                             ------  -------  -------  -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (11)      56     (161)     162
                             ======  =======  =======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               DWS VARIABLE
                                SERIES II
                               (CONTINUED)                               DREYFUS
                             ---------------  -------------------------------------------------------------
                                                   DREYFUS
                                                 INVESTMENT        DREYFUS VARIABLE     THE DREYFUS SOCIALLY
                              DWS TECHNOLOGY  PORTFOLIOS MIDCAP   INVESTMENT FUND --     RESPONSIBLE GROWTH
                              VIP -- CLASS B  STOCK PORTFOLIO --     MONEY MARKET      FUND, INC. -- INITIAL
                                  SHARES       INITIAL SHARES          PORTFOLIO               SHARES
                             ---------------  ----------------   --------------------  ---------------------
                                                                     YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------
                               2009    2008     2009      2008      2009       2008       2009       2008
-                            -------  ------  -------   -------  ----------  --------  ---------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (121)   (138)    (133)    6,861      (9,905)    4,049    (18,116)    (32,174)
 Net realized gain
   (loss) on investments....    (140)      1  (27,746)   (2,198)        (12)       --   (134,264)    (53,331)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   4,058  (5,498)  48,583   (74,044)          1        (1) 1,029,813  (1,634,030)
 Capital gain
   distribution.............      --      --       --    10,604          --        --         --          --
                             -------  ------  -------   -------  ----------  --------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............   3,797  (5,635)  20,704   (58,777)     (9,916)    4,048    877,433  (1,719,535)
                             -------  ------  -------   -------  ----------  --------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............      --      --       --        --          --   124,769        473       1,672
 Death benefits.............      --      --       --        --  (1,347,255) (337,421)    (9,507)    (14,581)
 Surrenders.................      --      --   (3,161)   (1,535)   (490,532) (582,369)  (172,792)   (255,646)
 Administrative expenses....     (21)    (23)    (283)     (771)       (948)   (1,602)   (11,411)    (15,928)
 Capital contribution
   (withdrawal).............      --      --       --        --          --        --         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (466)    514  (17,769)    3,491   1,523,727   952,336    (57,336)    (35,947)
                             -------  ------  -------   -------  ----------  --------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    (487)    491  (21,213)    1,185    (315,008)  155,713   (250,573)   (320,430)
                             -------  ------  -------   -------  ----------  --------  ---------  ----------
Increase (decrease) in
 net assets.................   3,310  (5,144)    (509)  (57,592)   (324,924)  159,761    626,860  (2,039,965)
Net assets at beginning
 of year....................   6,747  11,891   86,447   144,039     798,207   638,446  3,015,386   5,055,351
                             -------  ------  -------   -------  ----------  --------  ---------  ----------
Net assets at end of year... $10,057   6,747   85,938    86,447     473,283   798,207  3,642,246   3,015,386
                             =======  ======  =======   =======  ==========  ========  =========  ==========
Change in units (note 5):
 Units purchased............       7     105      831       812     259,092   172,243      8,508      14,006
 Units redeemed.............     (53)    (45)  (3,026)     (515)   (288,941) (157,690)   (64,174)    (68,746)
                             -------  ------  -------   -------  ----------  --------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (46)     60   (2,195)      297     (29,849)   14,553    (55,666)    (54,740)
                             =======  ======  =======   =======  ==========  ========  =========  ==========

                               EATON VANCE VARIABLE
                                      TRUST
                             -----------------------



                             VT FLOATING-RATE INCOME
                                       FUND
                             -----------------------

                             -----------------------
                                2009         2008
-                            ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................  1,690,822    2,495,355
 Net realized gain
   (loss) on investments.... (1,583,904)  (9,128,769)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 17,255,821  (12,343,720)
 Capital gain
   distribution.............         --           --
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations............. 17,362,739  (18,977,134)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............  4,228,890   23,320,624
 Death benefits.............        663       36,915
 Surrenders................. (4,708,543)  (5,113,432)
 Administrative expenses....   (205,891)    (150,986)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  5,887,321  (24,976,178)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  5,202,440   (6,883,057)
                             ----------  -----------
Increase (decrease) in
 net assets................. 22,565,179  (25,860,191)
Net assets at beginning
 of year.................... 39,804,100   65,664,291
                             ----------  -----------
Net assets at end of year... 62,369,279   39,804,100
                             ==========  ===========
Change in units (note 5):
 Units purchased............  6,285,042   11,687,030
 Units redeemed............. (5,736,147) (12,587,074)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    548,895     (900,044)
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               EATON VANCE VARIABLE    EVERGREEN VARIABLE
                                TRUST (CONTINUED)         ANNUITY TRUST
                             -----------------------  --------------------
                                                          EVERGREEN VA
                               VT WORLDWIDE HEALTH        OMEGA FUND --
                                  SCIENCES FUND              CLASS 2
                             -----------------------  --------------------

                             ----------------------------------------------
                                 2009        2008        2009       2008
-                            -----------  ----------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $    65,116    (151,972)   (16,796)   (20,428)
 Net realized gain
   (loss) on investments....    (652,631)   (337,901)   (78,999)  (609,385)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     572,111  (1,773,454)   583,752   (181,555)
 Capital gain
   distribution.............     526,359   1,087,048         --         --
                             -----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............     510,955  (1,176,279)   487,957   (811,368)
                             -----------  ----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............      76,951     360,256     63,520     33,508
 Death benefits.............     (13,650)    (60,265)   (17,903)        --
 Surrenders.................    (664,090)   (864,675)  (578,600)  (115,793)
 Administrative expenses....     (24,249)    (26,858)    (7,381)    (3,606)
 Capital contribution
   (withdrawal).............          --          --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (841,956)    495,283  5,864,572  1,092,079
                             -----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,466,994)    (96,259) 5,324,208  1,006,188
                             -----------  ----------  ---------  ---------
Increase (decrease) in
 net assets.................    (956,039) (1,272,538) 5,812,165    194,820
Net assets at beginning
 of year....................   9,181,766  10,454,304  1,249,805  1,054,985
                             -----------  ----------  ---------  ---------
Net assets at end of year... $ 8,225,727   9,181,766  7,061,970  1,249,805
                             ===========  ==========  =========  =========
Change in units (note 5):
 Units purchased............     430,941     426,182  1,200,681    920,379
 Units redeemed.............    (553,997)   (459,986)  (776,755)  (864,695)
                             -----------  ----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (123,056)    (33,804)   423,926     55,684
                             ===========  ==========  =========  =========

                                                    FEDERATED INSURANCE SERIES
                             ------------------------------------------------------------------------
                                                      FEDERATED CLOVER VALUE   FEDERATED HIGH INCOME
                                FEDERATED CAPITAL       FUND II -- PRIMARY        BOND FUND II --
                                 INCOME FUND II               SHARES               PRIMARY SHARES
                             ----------------------  -----------------------  -----------------------
                               YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------
                                2009        2008        2009         2008        2009         2008
-                            ----------  ----------  ----------  -----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    441,674     562,353     171,435    1,172,146   1,936,886    2,279,744
 Net realized gain
   (loss) on investments....   (598,741)   (688,420) (3,575,527)  (4,594,402) (1,610,239)  (2,669,995)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  2,268,286  (2,632,670)  4,836,240  (11,675,387)  8,490,748   (6,661,922)
 Capital gain
   distribution.............         --          --          --    5,771,902          --           --
                             ----------  ----------  ----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  2,111,219  (2,758,737)  1,432,148   (9,325,741)  8,817,395   (7,052,173)
                             ----------  ----------  ----------  -----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     13,933      57,741       9,412       12,594      32,702       39,540
 Death benefits.............   (191,412)   (215,123)   (171,323)    (378,771)   (234,182)    (426,017)
 Surrenders................. (1,237,235) (2,332,397) (1,733,751)  (4,558,462) (3,269,982)  (6,318,537)
 Administrative expenses....    (17,029)    (16,852)    (28,569)     (33,847)    (42,990)     (31,665)
 Capital contribution
   (withdrawal).............         --          --          --           --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (89,666)   (485,659)   (647,162)  (1,426,508)  4,078,732   (2,131,306)
                             ----------  ----------  ----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,521,409) (2,992,290) (2,571,393)  (6,384,994)    564,280   (8,867,985)
                             ----------  ----------  ----------  -----------  ----------  -----------
Increase (decrease) in
 net assets.................    589,810  (5,751,027) (1,139,245) (15,710,735)  9,381,675  (15,920,158)
Net assets at beginning
 of year....................  9,049,919  14,800,946  15,001,108   30,711,843  17,443,146   33,363,304
                             ----------  ----------  ----------  -----------  ----------  -----------
Net assets at end of year...  9,639,729   9,049,919  13,861,863   15,001,108  26,824,821   17,443,146
                             ==========  ==========  ==========  ===========  ==========  ===========
Change in units (note 5):
 Units purchased............     99,774     205,977      58,152      156,816     727,433      786,065
 Units redeemed.............   (233,969)   (438,790)   (330,117)    (671,917)   (697,928)  (1,386,057)
                             ----------  ----------  ----------  -----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (134,195)   (232,813)   (271,965)    (515,101)     29,505     (599,992)
                             ==========  ==========  ==========  ===========  ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   FEDERATED INSURANCE SERIES (CONTINUED)
                             -------------------------------------------------
                               FEDERATED HIGH INCOME      FEDERATED KAUFMANN
                              BOND FUND II -- SERVICE     FUND II -- SERVICE
                                      SHARES                    SHARES
                             ------------------------  -----------------------

                             --------------------------------------------------
                                 2009         2008        2009         2008
                             -----------  -----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $ 2,286,537    2,513,977    (814,088)     738,447
 Net realized gain
   (loss) on investments....  (2,255,086)  (2,466,343) (1,320,083)    (362,667)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  11,870,714   (8,772,916) 14,456,517  (24,742,325)
 Capital gain
   distribution.............          --           --          --    3,154,616
                             -----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  11,902,165   (8,725,282) 12,322,346  (21,211,929)
                             -----------  -----------  ----------  -----------
From capital
 transactions (Note 4):
 Net premiums...............     645,593      675,912   3,353,283    3,273,067
 Death benefits.............     (65,915)    (311,895)    (54,284)    (272,635)
 Surrenders.................  (3,328,439)  (4,787,924) (2,985,523)  (3,488,803)
 Administrative expenses....     (75,461)     (67,093)   (194,861)    (137,370)
 Capital contribution
   (withdrawal).............          --           --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   2,977,666   (3,143,145) (2,171,036)  10,794,034
                             -----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...     153,444   (7,634,145) (2,052,421)  10,168,293
                             -----------  -----------  ----------  -----------
 Increase (decrease) in
   net assets...............  12,055,609  (16,359,427) 10,269,925  (11,043,636)
 Net assets at beginning
   of year..................  21,880,583   38,240,010  45,844,623   56,888,259
                             -----------  -----------  ----------  -----------
 Net assets at end of
   year..................... $33,936,192   21,880,583  56,114,548   45,844,623
                             ===========  ===========  ==========  ===========
Change in units (note 5):
 Units purchased............   2,280,426      947,435   3,762,113    3,931,834
 Units redeemed.............  (2,191,870)  (1,538,594) (3,678,842)  (1,733,145)
                             -----------  -----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      88,556     (591,159)     83,271    2,198,689
                             ===========  ===========  ==========  ===========

                                            FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                             ---------------------------------------------------------------------------------

                               VIP ASSET MANAGER/SM        VIP ASSET MANAGER/SM        VIP BALANCED PORTFOLIO --
                             /PORTFOLIO -- INITIAL CLASS /PORTFOLIO -- SERVICE CLASS 2     SERVICE CLASS 2
                             --------------------------  ----------------------------  -----------------------
                              YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------
                                2009           2008         2009            2008          2009          2008
                              ----------   -----------    ----------     -----------   ----------   -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    889,821      7,221,142       63,160       1,553,959        96,123       406,270
 Net realized gain
   (loss) on investments.... (3,955,001)    (2,822,705)    (817,376)     (1,163,248)   (2,095,923)   (4,627,111)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 19,844,212    (39,696,221)   5,294,570      (9,197,084)   18,495,572   (19,334,511)
 Capital gain
   distribution.............         --      4,339,514           --       1,048,704            --     1,232,435
                              ----------   -----------    ----------     -----------   ----------   -----------
    Increase (decrease)
     in net assets from
     operations............. 16,779,032    (30,958,270)   4,540,354      (7,757,669)   16,495,772   (22,322,917)
                              ----------   -----------    ----------     -----------   ----------   -----------
From capital
 transactions (Note 4):
 Net premiums...............     17,529        107,222      203,557          78,332     4,690,221    12,552,034
 Death benefits.............   (888,869)    (1,095,159)      (5,526)         96,099       (21,404)      (50,697)
 Surrenders................. (7,511,694)   (15,741,011)  (1,378,704)     (1,245,596)   (2,802,922)   (3,981,730)
 Administrative expenses....    (84,953)       (95,706)     (31,428)        (39,086)     (148,783)      (67,465)
 Capital contribution
   (withdrawal).............         --             --           --              --            --            --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (814,852)      (641,598)    (354,330)     (1,958,381)    2,544,239     2,738,160
                              ----------   -----------    ----------     -----------   ----------   -----------
    Increase (decrease)
     in net assets from
     capital transactions... (9,282,839)   (17,466,252)  (1,566,431)     (3,068,632)    4,261,351    11,190,302
                              ----------   -----------    ----------     -----------   ----------   -----------
 Increase (decrease) in
   net assets...............  7,496,193    (48,424,522)   2,973,923     (10,826,301)   20,757,123   (11,132,615)
 Net assets at beginning
   of year.................. 68,001,001    116,425,523   16,286,061      27,112,362    44,795,214    55,927,829
                              ----------   -----------    ----------     -----------   ----------   -----------
 Net assets at end of
   year..................... 75,497,194     68,001,001   19,259,984      16,286,061    65,552,337    44,795,214
                              ==========   ===========    ==========     ===========   ==========   ===========
Change in units (note 5):
 Units purchased............    136,644        478,084      723,872         669,480     5,938,249     7,854,516
 Units redeemed.............   (532,382)    (1,125,455)    (847,166)       (974,594)   (5,389,038)   (6,514,247)
                              ----------   -----------    ----------     -----------   ----------   -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (395,738)      (647,371)    (123,294)       (305,114)      549,211     1,340,269
                              ==========   ===========    ==========     ===========   ==========   ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                     ----------------------------------------------------------------------------------------------------------
                                                                               VIP DYNAMIC CAPITAL
                                                                                   APPRECIATION
                          VIP CONTRAFUND(R)          VIP CONTRAFUND(R)         PORTFOLIO -- SERVICE      VIP EQUITY-INCOME
                     PORTFOLIO -- INITIAL CLASS  PORTFOLIO -- SERVICE CLASS 2        CLASS 2         PORTFOLIO -- INITIAL CLASS
                     --------------------------  ---------------------------  ---------------------  -------------------------
                                                                           YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------------------------------------------------------
                         2009          2008          2009          2008          2009       2008         2009         2008
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
   income
   (expense)........ $    (84,664)   (1,094,227)    (455,718)    (1,930,303)    (32,209)    (36,763)     918,959     1,578,478
 Net realized
   gain (loss)
   on investments...  (19,465,534)  (21,105,735) (19,347,560)   (59,626,810)   (560,896)   (417,896) (16,686,075)  (16,663,825)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   60,046,719  (106,852,219)  55,778,985    (69,029,266)  1,169,344  (1,329,237)  43,860,016   (86,476,852)
 Capital gain
   distribution.....           --     7,070,601           --      6,168,989          --      23,247           --       216,668
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
    Increase
     (decrease)
     in net
     assets from
     operations.....   40,496,521  (121,981,580)  35,975,707   (124,417,390)    576,239  (1,760,649)  28,092,900  (101,345,531)
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
From capital
 transactions
 (note 4):
 Net premiums.......      530,918       702,349    4,430,876     39,509,694      85,846     280,831      211,098       289,483
 Death benefits.....   (1,755,937)   (2,613,889)    (317,449)      (957,653)         --     (39,059)  (1,671,240)   (3,095,410)
 Surrenders.........  (17,040,692)  (46,143,313) (10,592,337)   (19,352,145)   (266,695)   (192,968) (13,432,444)  (37,630,707)
 Administrative
   expenses.........     (254,513)     (294,675)    (349,346)      (497,242)     (4,750)     (7,682)    (181,838)     (214,706)
 Capital
   contribution
   (withdrawal).....           --            --           --             --          --          --           --            --
 Transfers
   between
   subaccounts
   (including
   fixed
   account), net....   (6,740,041)  (19,096,383)  (6,772,443)   (51,763,947)   (327,636)   (192,650)  (4,189,062)  (16,232,421)
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
    Increase
     (decrease)
     in net
     assets from
     capital
     transactions...  (25,260,265)  (67,445,911) (13,600,699)   (33,061,293)   (513,235)   (151,528) (19,263,486)  (56,883,761)
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
Increase
 (decrease) in
 net assets.........   15,236,256  (189,427,491)  22,375,008   (157,478,683)     63,004  (1,912,177)   8,829,414  (158,229,292)
Net assets at
 beginning of
 year...............  138,790,931   328,218,422  116,785,778    274,264,461   2,364,065   4,276,242  115,268,425   273,497,717
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
Net assets at
 end of year........ $154,027,187   138,790,931  139,160,786    116,785,778   2,427,069   2,364,065  124,097,839   115,268,425
                     ============  ============  ===========   ============   =========  ==========  ===========  ============
Change in units
 (note 5):
 Units purchased....      645,127     1,755,648    3,869,022     16,274,256      66,021     127,234      484,228     1,151,505
 Units redeemed.....   (2,146,636)   (5,042,027)  (5,001,418)   (20,595,984)   (122,965)   (137,556)  (1,404,123)   (3,571,539)
                     ------------  ------------  -----------   ------------   ---------  ----------  -----------  ------------
 Net increase
   (decrease) in
   units from
   capital
   transactions
   with contract
   owners...........   (1,501,509)   (3,286,379)  (1,132,396)    (4,321,728)    (56,944)    (10,322)    (919,895)   (2,420,034)
                     ============  ============  ===========   ============   =========  ==========  ===========  ============

                     --------------------------

                         VIP EQUITY-INCOME
                        PORTFOLIO -- SERVICE
                              CLASS 2
                     -------------------------

                     --------------------------
                         2009         2008
                     -----------  ------------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
   income
   (expense)........     291,953        10,490
 Net realized
   gain (loss)
   on investments... (10,968,041)  (37,023,041)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...  27,030,747   (42,069,586)
 Capital gain
   distribution.....          --       145,122
                     -----------  ------------
    Increase
     (decrease)
     in net
     assets from
     operations.....  16,354,659   (78,937,015)
                     -----------  ------------
From capital
 transactions
 (note 4):
 Net premiums.......     483,934    24,108,459
 Death benefits.....      14,550      (723,614)
 Surrenders.........  (7,195,642)  (15,125,458)
 Administrative
   expenses.........    (145,818)     (278,888)
 Capital
   contribution
   (withdrawal).....          --            --
 Transfers
   between
   subaccounts
   (including
   fixed
   account), net....  (3,569,077)  (33,408,166)
                     -----------  ------------
    Increase
     (decrease)
     in net
     assets from
     capital
     transactions... (10,412,053)  (25,427,667)
                     -----------  ------------
Increase
 (decrease) in
 net assets.........   5,942,606  (104,364,682)
Net assets at
 beginning of
 year...............  66,612,063   170,976,745
                     -----------  ------------
Net assets at
 end of year........  72,554,669    66,612,063
                     ===========  ============
Change in units
 (note 5):
 Units purchased....   2,124,056    12,421,510
 Units redeemed.....  (3,335,056)  (16,361,289)
                     -----------  ------------
 Net increase
   (decrease) in
   units from
   capital
   transactions
   with contract
   owners...........  (1,211,000)   (3,939,779)
                     ===========  ============

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             --------------------------

                                VIP GROWTH & INCOME
                             PORTFOLIO -- INITIAL CLASS
                             ------------------------

                             --------------------------
                                 2009          2008
                             -----------   -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (110,974)      782,406
 Net realized gain
   (loss) on investments....  (3,035,739)   (1,388,704)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   9,085,824   (25,249,430)
 Capital gain
   distribution.............          --     4,116,891
                             -----------   -----------
    Increase (decrease)
     in net assets from
     operations.............   5,939,111   (21,738,837)
                             -----------   -----------
From capital
 transactions (note 4):
 Net premiums...............      69,872        29,246
 Death benefits.............    (183,248)     (996,170)
 Surrenders.................  (3,096,518)   (7,484,432)
 Administrative expenses....     (60,457)      (71,217)
 Capital contribution
   (withdrawal).............          --            --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,338,810)   (3,346,571)
                             -----------   -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,609,161)  (11,869,144)
                             -----------   -----------
Increase (decrease) in
 net assets.................   1,329,950   (33,607,981)
Net assets at beginning
 of year....................  26,127,979    59,735,960
                             -----------   -----------
Net assets at end of year... $27,457,929    26,127,979
                             ===========   ===========
Change in units (note 5):
 Units purchased............     279,825       312,726
 Units redeemed.............    (776,744)   (1,259,012)
                             -----------   -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (496,919)     (946,286)
                             ===========   ===========

                                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                             ----------------------------------------------------------------------------------------------------
                               VIP GROWTH & INCOME           VIP GROWTH
                               PORTFOLIO -- SERVICE   OPPORTUNITIES PORTFOLIO -- VIP GROWTH PORTFOLIO --
                                     CLASS 2               INITIAL CLASS              INITIAL CLASS
                             -----------------------  -------------------------  -----------------------
                                                      YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------------
                                2009         2008        2009          2008         2009         2008
                             ----------  -----------  ----------   -----------   ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (109,570)     359,644     (78,233)     (154,613)    (528,432)    (697,469)
 Net realized gain
   (loss) on investments.... (1,779,176)    (801,080) (1,020,208)     (365,679)  (5,301,186)     761,772
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  5,454,165  (14,280,973)  4,032,506    (9,944,231)  20,512,726  (64,684,717)
 Capital gain
   distribution.............         --    2,279,956          --            --           --           --
                             ----------  -----------  ----------   -----------   ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  3,565,419  (12,442,453)  2,934,065   (10,464,523)  14,683,108  (64,620,414)
                             ----------  -----------  ----------   -----------   ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    822,280      975,579      39,741         6,877       17,709      189,858
 Death benefits.............   (132,451)       4,337     (13,553)      (69,230)    (524,864)    (946,682)
 Surrenders................. (1,688,072)  (2,600,523)   (736,312)   (2,428,379)  (6,614,200) (18,622,898)
 Administrative expenses....    (42,976)     (53,276)    (18,779)      (21,342)    (109,152)    (133,599)
 Capital contribution
   (withdrawal).............         --           --          --            --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (777,339)  (3,187,303)    (47,494)     (248,210)  (2,300,512)  (4,955,153)
                             ----------  -----------  ----------   -----------   ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,818,558)  (4,861,186)   (776,397)   (2,760,284)  (9,531,019) (24,468,474)
                             ----------  -----------  ----------   -----------   ----------  -----------
Increase (decrease) in
 net assets.................  1,746,861  (17,303,639)  2,157,668   (13,224,807)   5,152,089  (89,088,888)
Net assets at beginning
 of year.................... 14,963,999   32,267,638   7,394,955    20,619,762   63,331,653  152,420,541
                             ----------  -----------  ----------   -----------   ----------  -----------
Net assets at end of year... 16,710,860   14,963,999   9,552,623     7,394,955   68,483,742   63,331,653
                             ==========  ===========  ==========   ===========   ==========  ===========
Change in units (note 5):
 Units purchased............    374,882      360,186     209,697       302,807      201,197      704,062
 Units redeemed.............   (576,588)    (866,002)   (315,500)     (637,526)    (867,776)  (1,976,610)
                             ----------  -----------  ----------   -----------   ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (201,706)    (505,816)   (105,803)     (334,719)    (666,579)  (1,272,548)
                             ==========  ===========  ==========   ===========   ==========  ===========

                             -----------------------

                             VIP GROWTH PORTFOLIO --
                                 SERVICE CLASS 2
                             -----------------------

                             -----------------------
                                2009         2008
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (282,899)    (411,888)
 Net realized gain
   (loss) on investments.... (2,927,724)   1,291,244
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  8,284,895  (24,153,439)
 Capital gain
   distribution.............         --           --
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  5,074,272  (23,274,083)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    135,658      445,220
 Death benefits.............   (126,695)    (517,929)
 Surrenders................. (2,819,314)  (7,053,468)
 Administrative expenses....    (51,640)     (82,096)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  1,300,660   (7,288,279)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,561,331) (14,496,552)
                             ----------  -----------
Increase (decrease) in
 net assets.................  3,512,941  (37,770,635)
Net assets at beginning
 of year.................... 22,606,225   60,376,860
                             ----------  -----------
Net assets at end of year... 26,119,166   22,606,225
                             ==========  ===========
Change in units (note 5):
 Units purchased............  1,191,902    1,852,601
 Units redeemed............. (1,488,292)  (3,713,701)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (296,390)  (1,861,100)
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                             -----------------------------------------------------------------------------------------------
                               VIP INVESTMENT GRADE      VIP MID CAP
                                 BOND PORTFOLIO --       PORTFOLIO --    VIP MID CAP PORTFOLIO --  VIP OVERSEAS PORTFOLIO --
                                  SERVICE CLASS 2       INITIAL CLASS        SERVICE CLASS 2            INITIAL CLASS
                             ------------------------  ---------------  -------------------------  -----------------------
                                                                            YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                 2009         2008      2009     2008       2009         2008         2009          2008
-                            -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   705,928      601,262     124    1,278     (681,118)    6,222,932     316,824     1,981,598
 Net realized gain
   (loss) on investments....      39,168   (2,805,645)   (110)    (117) (12,690,950)  (21,912,872) (4,127,565)     (308,091)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     519,959     (770,605)  8,724  (19,629)  49,856,211   (99,155,588) 10,235,796   (39,325,102)
 Capital gain
   distribution.............          --           --      --    3,718           --    23,612,799          --     6,174,639
                             -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
    Increase (decrease)
     in net assets from
     operations.............   1,265,055   (2,974,988)  8,738  (14,750)  36,484,143   (91,232,729)  6,425,055   (31,476,956)
                             -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
From capital
 transactions (note 4):
 Net premiums...............   2,112,414   22,473,106     240      240    1,811,376    12,903,327      12,061        45,007
 Death benefits.............          --      (77,373)     --       --     (903,861)     (740,098)   (313,405)     (615,856)
 Surrenders.................  (1,010,379)  (1,840,658)   (600)      --  (12,384,372)  (25,048,707) (3,336,621)  (12,629,603)
 Administrative expenses....     (48,624)     (72,055)     --       --     (282,985)     (355,961)    (49,654)      (60,433)
 Capital contribution
   (withdrawal).............          --           --      --       --           --            --          --            --
 Transfers between
   subaccounts
   (including
   fixed account), net......   4,982,526  (39,546,236)    (72)      60   (6,294,828)  (32,498,172) (2,025,525)   (5,794,974)
                             -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
    Increase (decrease)
     in net assets from
     capital transactions...   6,035,937  (19,063,216)   (432)     300  (18,054,670)  (45,739,611) (5,713,144)  (19,055,859)
                             -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
Increase (decrease) in
 net assets.................   7,300,992  (22,038,204)  8,306  (14,450)  18,429,473  (136,972,340)    711,911   (50,532,815)
Net assets at beginning
 of year....................   6,309,446   28,347,650  22,373   36,823  108,556,538   245,528,878  32,712,020    83,244,835
                             -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
Net assets at end of year... $13,610,438    6,309,446  30,679   22,373  126,986,011   108,556,538  33,423,931    32,712,020
                             ===========  ===========  ======  =======  ===========  ============  ==========   ===========
Change in units (note 5):
 Units purchased............   1,366,814    9,285,161      14      133    1,445,406     6,441,851     215,310       557,036
 Units redeemed.............    (776,522) (11,441,801)    (35)    (117)  (2,607,256)   (9,531,256)   (584,687)   (1,565,547)
                             -----------  -----------  ------  -------  -----------  ------------  ----------   -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     590,292   (2,156,640)    (21)      16   (1,161,850)   (3,089,405)   (369,377)   (1,008,511)
                             ===========  ===========  ======  =======  ===========  ============  ==========   ===========

                             ---------------------
                              VIP VALUE STRATEGIES
                                  PORTFOLIO --
                                SERVICE CLASS 2
                             ---------------------

                             ---------------------
                                2009       2008
-                            ---------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (35,681)    598,061
 Net realized gain
   (loss) on investments....  (799,023) (1,631,144)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 2,050,049  (1,911,718)
 Capital gain
   distribution.............        --     258,167
                             ---------  ----------
    Increase (decrease)
     in net assets from
     operations............. 1,215,345  (2,686,634)
                             ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............   109,028     201,549
 Death benefits.............    (8,884)    (27,447)
 Surrenders.................  (159,721)   (400,549)
 Administrative expenses....    (7,635)     (9,166)
 Capital contribution
   (withdrawal).............        --          --
 Transfers between
   subaccounts
   (including
   fixed account), net......   680,034  (1,838,283)
                             ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   612,822  (2,073,896)
                             ---------  ----------
Increase (decrease) in
 net assets................. 1,828,167  (4,760,530)
Net assets at beginning
 of year.................... 2,239,043   6,999,573
                             ---------  ----------
Net assets at end of year... 4,067,210   2,239,043
                             =========  ==========
Change in units (note 5):
 Units purchased............   510,155     268,353
 Units redeemed.............  (450,519)   (436,896)
                             ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    59,636    (168,543)
                             =========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                             --------------------------------------------------------------------------------------------------
                                                           FRANKLIN LARGE     FRANKLIN TEMPLETON VIP
                                   FRANKLIN INCOME           CAP GROWTH           FOUNDING FUNDS            MUTUAL SHARES
                                 SECURITIES FUND --      SECURITIES FUND --     ALLOCATION FUND --        SECURITIES FUND --
                                   CLASS 2 SHARES          CLASS 2 SHARES         CLASS 2 SHARES            CLASS 2 SHARES
                             --------------------------  ------------------  ------------------------  -----------------------
                                                                               YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                 2009          2008        2009      2008        2009         2008        2009         2008
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $ 39,218,165    30,157,028      (958)   14,655      662,313      805,325     188,467      527,241
 Net realized gain
   (loss) on investments....  (40,530,648)  (53,407,215)  (28,834)  (85,610) (10,103,364) (16,004,446)   (316,358)  (3,610,615)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  183,573,163  (253,912,898)  120,207  (214,052)  39,580,683  (53,184,714) 16,961,715   (8,945,284)
 Capital gain
   distribution.............           --    10,998,392        --    27,913           --    3,402,349          --      810,164
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  182,260,680  (266,164,693)   90,415  (257,094)  30,139,632  (64,981,486) 16,833,824  (11,218,494)
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    4,630,551   175,549,625        --     5,268    1,365,361   84,958,277   9,646,791    6,751,368
 Death benefits.............     (619,596)     (642,151)       --        --     (256,798)     (92,428)    (87,433)    (104,516)
 Surrenders.................  (39,210,491)  (41,706,343)  (25,574) (111,079)  (4,824,405)  (4,637,252) (3,651,815)  (2,399,563)
 Administrative expenses....   (1,562,620)   (1,037,518)   (1,003)   (1,558)    (625,005)    (473,660)   (318,605)     (93,655)
 Capital contribution
   (withdrawal).............           --            --        --        --           --           --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (62,017,484)  (22,214,027)  (79,833)   12,705  (17,154,595)  31,553,109   1,408,958   37,090,227
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (98,779,640)  109,949,586  (106,410)  (94,664) (21,495,442) 111,308,046   6,997,896   41,243,861
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
Increase (decrease) in
 net assets.................   83,481,040  (156,215,107)  (15,995) (351,758)   8,644,190   46,326,560  23,831,720   30,025,367
Net assets at beginning
 of year....................  613,810,904   770,026,011   420,907   772,665  119,561,818   73,235,258  62,753,680   32,728,313
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
Net assets at end of year... $697,291,944   613,810,904   404,912   420,907  128,206,008  119,561,818  86,585,400   62,753,680
                             ============  ============  ========  ========  ===========  ===========  ==========  ===========
Change in units (note 5):
 Units purchased............   51,628,122    78,143,644   248,745   129,080   16,534,003   25,402,362   9,805,010    9,397,653
 Units redeemed.............  (63,009,798)  (65,505,199) (261,996) (137,021) (19,623,824) (13,500,734) (8,582,574)  (3,060,574)
                             ------------  ------------  --------  --------  -----------  -----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (11,381,676)   12,638,445   (13,251)   (7,941)  (3,089,821)  11,901,628   1,222,436    6,337,079
                             ============  ============  ========  ========  ===========  ===========  ==========  ===========

                             ------------------------

                                TEMPLETON FOREIGN
                                SECURITIES FUND --
                                  CLASS 1 SHARES
                             -----------------------

                             ------------------------
                                2009         2008
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    215,181      324,630
 Net realized gain
   (loss) on investments.... (1,395,678)  (1,147,216)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  3,688,400   (8,140,789)
 Capital gain
   distribution.............    401,597    1,356,102
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  2,909,500   (7,607,273)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    107,094      115,992
 Death benefits.............      5,964     (160,090)
 Surrenders................. (1,184,256)  (3,812,974)
 Administrative expenses....    (19,024)     (20,947)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    729,924   (1,098,292)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   (360,298)  (4,976,311)
                             ----------  -----------
Increase (decrease) in
 net assets.................  2,549,202  (12,583,584)
Net assets at beginning
 of year....................  9,297,622   21,881,206
                             ----------  -----------
Net assets at end of year... 11,846,824    9,297,622
                             ==========  ===========
Change in units (note 5):
 Units purchased............    266,810      435,325
 Units redeemed.............   (327,683)    (835,638)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (60,873)    (400,313)
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
                             -----------------------------------------------------------------------------------------
                                                      TEMPLETON GLOBAL   TEMPLETON GLOBAL BOND
                                TEMPLETON FOREIGN     ASSET ALLOCATION        SECURITIES           TEMPLETON GROWTH
                                SECURITIES FUND --         FUND --              FUND --           SECURITIES FUND --
                                  CLASS 2 SHARES       CLASS 2 SHARES       CLASS 1 SHARES          CLASS 2 SHARES
                             -----------------------  ----------------  ----------------------  ----------------------
                                                                           YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------
                                 2009        2008       2009     2008      2009        2008        2009        2008
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $    38,011      51,946    7,309   17,060   1,083,086     211,614     195,413      72,094
 Net realized gain
   (loss) on investments....     (86,142)   (999,169) (38,880) (21,207)    122,256     317,655  (1,748,049) (2,070,299)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     598,358  (1,187,430)  45,954  (63,073)    166,579    (196,074)  4,975,952  (7,252,711)
 Capital gain
   distribution.............      93,750     303,903    1,406   20,841          --          --          --   1,007,414
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............     643,977  (1,830,750)  15,789  (46,379)  1,371,921     333,195   3,423,316  (8,243,502)
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............          --     335,086       --       --      21,734      70,597   1,331,753   1,691,769
 Death benefits.............      (2,833)         --       --       --     (95,789)   (133,330)    (24,433)   (207,768)
 Surrenders.................    (110,130)   (222,627) (13,498) (17,998)   (601,624) (1,312,509)   (506,534)   (981,631)
 Administrative expenses....      (2,993)     (4,269)    (307)    (515)    (16,018)    (11,843)    (35,909)    (36,240)
 Capital contribution
   (withdrawal).............          --          --       --       --          --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (257,697)   (127,265) (25,225) (15,675)  1,524,104   1,833,499  (1,164,296) (1,245,291)
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    (373,653)    (19,075) (39,030) (34,188)    832,407     446,414    (399,419)   (779,161)
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................     270,324  (1,849,825) (23,241) (80,567)  2,204,328     779,609   3,023,897  (9,022,663)
Net assets at beginning
 of year....................   2,069,177   3,919,002  121,032  201,599   8,285,217   7,505,608  11,612,242  20,634,905
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
Net assets at end of year... $ 2,339,501   2,069,177   97,791  121,032  10,489,545   8,285,217  14,636,139  11,612,242
                             ===========  ==========  =======  =======  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............   1,596,939     964,194        3      154     206,931     394,439   1,172,610     881,191
 Units redeemed.............  (1,635,292)   (987,791)  (2,823)  (2,134)   (154,621)   (362,700) (1,189,075)   (876,614)
                             -----------  ----------  -------  -------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (38,353)    (23,597)  (2,820)  (1,980)     52,310      31,739     (16,465)      4,577
                             ===========  ==========  =======  =======  ==========  ==========  ==========  ==========

                             GE INVESTMENTS FUNDS, INC.
                             -------------------------


                             CORE VALUE EQUITY FUND --
                                  CLASS 1 SHARES
                             -------------------------

                             --------------------------
                                2009          2008
                             ----------   -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (67,693)      (99,629)
 Net realized gain
   (loss) on investments.... (1,580,892)     (828,589)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  5,364,788   (10,137,966)
 Capital gain
   distribution.............         --       570,962
                             ----------   -----------
    Increase (decrease)
     in net assets from
     operations.............  3,716,203   (10,495,222)
                             ----------   -----------
From capital
 transactions (note 4):
 Net premiums...............    183,681       545,820
 Death benefits.............   (185,993)     (221,447)
 Surrenders................. (2,067,339)   (3,303,598)
 Administrative expenses....    (46,851)      (66,667)
 Capital contribution
   (withdrawal).............         --            --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (627,788)   (2,578,149)
                             ----------   -----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,744,290)   (5,624,041)
                             ----------   -----------
Increase (decrease) in
 net assets.................    971,913   (16,119,263)
Net assets at beginning
 of year.................... 18,360,070    34,479,333
                             ----------   -----------
Net assets at end of year... 19,331,983    18,360,070
                             ==========   ===========
Change in units (note 5):
 Units purchased............    132,528       352,672
 Units redeemed.............   (444,736)     (868,755)
                             ----------   -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (312,208)     (516,083)
                             ==========   ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                   GE INVESTMENTS FUNDS, INC. (CONTINUED)
                     ----------------------------------------------------------------------------------------------------------
                                                     INTERNATIONAL                MID-CAP
                           INCOME FUND --            EQUITY FUND --            EQUITY FUND --
                           CLASS 1 SHARES            CLASS 1 SHARES            CLASS 1 SHARES            MONEY MARKET FUND
                     -------------------------  -----------------------  -------------------------  --------------------------
                                                                           YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------------------------------------------------------
                         2009          2008        2009         2008         2009         2008          2009          2008
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
   income
   (expense)........ $  1,391,599    2,517,131      38,999      858,535     (970,572)   (1,769,735)   (4,564,869)    2,377,055
 Net realized
   gain (loss)
   on investments...   (2,740,913)  (3,462,343) (6,290,359)  (3,808,983)  (9,317,413)  (20,658,065)           --            --
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...    4,600,960   (4,222,905)  9,811,898  (31,025,442)  35,340,909   (41,689,484)            2            (4)
 Capital gain
   distribution.....           --           --          --   14,478,593           --     1,401,849            --            --
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
    Increase
     (decrease)
     in net
     assets from
     operations.....    3,251,646   (5,168,117)  3,560,538  (19,497,297)  25,052,924   (62,715,435)   (4,564,867)    2,377,051
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
From capital
 transactions
 (note 4):
 Net premiums.......       77,891    2,608,947      86,209      156,836      346,731    11,273,409    46,792,682   134,379,293
 Death benefits.....     (384,767)  (1,068,280)   (200,444)    (383,923)    (696,703)   (1,284,596)  (78,747,064)  (95,415,227)
 Surrenders.........   (8,911,492) (14,113,667) (1,990,122)  (6,217,230) (10,382,382)  (20,408,976) (151,454,880) (209,582,975)
 Administrative
   expenses.........     (123,413)    (139,437)    (26,153)     (37,289)    (171,461)     (251,023)   (1,002,030)     (799,809)
 Capital
   contribution
   (withdrawal).....           --           --          --  (20,706,465)          --            --            --            --
 Transfers
   between
   subaccounts
   (including
   fixed
   account), net....   (2,802,073)  (5,150,734) (1,084,845)  (6,206,698)  (4,800,270)  (26,832,596)  (35,792,053)  353,541,536
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
    Increase
     (decrease)
     in net
     assets from
     capital
     transactions...  (12,143,854) (17,863,171) (3,215,355) (33,394,769) (15,704,085)  (37,503,782) (220,203,345)  182,122,818
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
Increase
 (decrease) in
 net assets.........   (8,892,208) (23,031,288)    345,183  (52,892,066)   9,348,839  (100,219,217) (224,768,212)  184,499,869
Net assets at
 beginning of
 year...............   62,744,880   85,776,168  16,184,584   69,076,650   74,090,009   174,309,226   491,437,005   306,937,136
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
Net assets at
 end of year........ $ 53,852,672   62,744,880  16,529,767   16,184,584   83,438,848    74,090,009   266,668,793   491,437,005
                     ============  ===========  ==========  ===========  ===========  ============  ============  ============
Change in units
 (note 5):
 Units purchased....      571,859    2,189,286     129,144    1,434,959      630,566     5,362,375    40,383,430   100,577,523
 Units redeemed.....   (1,577,752)  (3,613,511)   (421,427)  (2,212,526)  (1,781,366)   (8,328,743)  (59,174,217)  (85,222,400)
                     ------------  -----------  ----------  -----------  -----------  ------------  ------------  ------------
 Net increase
   (decrease) in
   units from
   capital
   transactions
   with contract
   owners...........   (1,005,893)  (1,424,225)   (292,283)    (777,567)  (1,150,800)   (2,966,368)  (18,790,787)   15,355,123
                     ============  ===========  ==========  ===========  ===========  ============  ============  ============

                     ------------------------

                      PREMIER GROWTH EQUITY
                      FUND -- CLASS 1 SHARES
                     -----------------------

                     ------------------------
                        2009         2008
                     ----------  -----------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
   income
   (expense)........   (476,243)    (673,871)
 Net realized
   gain (loss)
   on investments... (3,398,096)    (572,155)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments... 16,220,171  (26,441,312)
 Capital gain
   distribution.....         --    2,416,965
                     ----------  -----------
    Increase
     (decrease)
     in net
     assets from
     operations..... 12,345,832  (25,270,373)
                     ----------  -----------
From capital
 transactions
 (note 4):
 Net premiums.......    175,904      630,442
 Death benefits.....   (484,410)    (626,044)
 Surrenders......... (5,027,066)  (9,290,129)
 Administrative
   expenses.........    (99,304)    (130,129)
 Capital
   contribution
   (withdrawal).....         --           --
 Transfers
   between
   subaccounts
   (including
   fixed
   account), net.... (2,444,074)  (3,956,440)
                     ----------  -----------
    Increase
     (decrease)
     in net
     assets from
     capital
     transactions... (7,878,950) (13,372,300)
                     ----------  -----------
Increase
 (decrease) in
 net assets.........  4,466,882  (38,642,673)
Net assets at
 beginning of
 year............... 38,717,742   77,360,415
                     ----------  -----------
Net assets at
 end of year........ 43,184,624   38,717,742
                     ==========  ===========
Change in units
 (note 5):
 Units purchased....    302,935      818,522
 Units redeemed..... (1,322,409)  (2,208,295)
                     ----------  -----------
 Net increase
   (decrease) in
   units from
   capital
   transactions
   with contract
   owners........... (1,019,474)  (1,389,773)
                     ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                       GE INVESTMENTS FUNDS, INC. (CONTINUED)
                     ------------------------------------------------------------------------------------------------------------
                       REAL ESTATE SECURITIES                              SMALL-CAP EQUITY FUND --     TOTAL RETURN FUND --
                       FUND -- CLASS 1 SHARES     S&P 500(R) INDEX FUND         CLASS 1 SHARES             CLASS 1 SHARES
                     -------------------------  -------------------------  -----------------------  ----------------------------
                                                                              YEAR ENDED DECEMBER 31,
                     ------------------------------------------------------------------------------------------------------------
                         2009          2008         2009         2008         2009         2008          2009           2008
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
   income
   (expense)........ $  1,780,081    2,461,293    1,084,797       923,077    (688,297)    (810,080)    (1,186,527)     2,929,532
 Net realized
   gain (loss)
   on investments...  (15,053,128) (26,688,250) (14,018,910)  (15,015,998) (8,903,578) (11,464,699)   (37,703,331)   (15,429,240)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   29,567,679   (2,647,135)  50,841,737  (122,945,610) 21,062,917  (20,245,496)   214,860,526   (431,668,518)
 Capital gain
   distribution.....           --           --           --       981,110          --      343,429             --      5,179,689
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
    Increase
     (decrease)
     in net
     assets from
     operations.....   16,294,632  (26,874,092)  37,907,624  (136,057,421) 11,471,042  (32,176,846)   175,970,668   (438,988,537)
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
From capital
 transactions
 (note 4):
 Net premiums.......    2,331,963    2,973,069      548,936    20,754,586     597,075      788,211     26,858,186     38,164,786
 Death benefits.....     (339,432)  (1,439,031)  (1,521,053)   (3,024,224)   (318,943)    (601,667)    (1,834,270)    (2,388,906)
 Surrenders.........   (4,866,995) (11,539,145) (19,333,406)  (44,891,059) (5,185,214) (10,763,266)   (90,489,455)  (127,170,208)
 Administrative
   expenses.........     (148,928)    (123,163)    (391,182)     (545,102)   (103,333)    (150,403)      (845,480)    (1,146,452)
 Capital
   contribution
   (withdrawal).....           --           --           --            --          --           --             --             --
 Transfers
   between
   subaccounts
   (including
   fixed
   account), net....   (5,073,749)   2,776,987   (7,033,601)  (34,604,849) (3,231,456)  (5,854,098)    33,789,169     14,830,565
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
    Increase
     (decrease)
     in net
     assets from
     capital
     transactions...   (8,097,141)  (7,351,283) (27,730,306)  (62,310,648) (8,241,871) (16,581,223)   (32,521,850)   (77,710,215)
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
Increase
 (decrease) in
 net assets.........    8,197,491  (34,225,375)  10,177,318  (198,368,069)  3,229,171  (48,758,069)   143,448,818   (516,698,752)
Net assets at
 beginning of
 year...............   52,712,015   86,937,390  178,731,037   377,099,106  45,524,608   94,282,677    963,290,261  1,479,989,013
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
Net assets at
 end of year........ $ 60,909,506   52,712,015  188,908,355   178,731,037  48,753,779   45,524,608  1,106,739,079    963,290,261
                     ============  ===========  ===========  ============  ==========  ===========  =============  =============
Change in units
 (note 5):
 Units purchased....    3,248,305    3,295,693    2,126,211    10,618,680     683,964    1,860,826     17,242,243     18,651,727
 Units redeemed.....   (3,555,671)  (2,303,316)  (5,153,353)  (16,515,441) (1,396,450)  (3,009,087)   (20,321,461)   (24,878,955)
                     ------------  -----------  -----------  ------------  ----------  -----------  -------------  -------------
 Net increase
   (decrease) in
   units from
   capital
   transactions
   with contract
   owners...........     (307,366)     992,377   (3,027,142)   (5,896,761)   (712,486)  (1,148,261)    (3,079,218)    (6,227,228)
                     ============  ===========  ===========  ============  ==========  ===========  =============  =============

                     -----------------------------
                         TOTAL RETURN FUND --
                            CLASS 3 SHARES
                     ----------------------------

                     -----------------------------
                          2009           2008
                     -------------  -------------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
   income
   (expense)........    (5,376,965)     1,843,015
 Net realized
   gain (loss)
   on investments...   (39,977,201)   (57,669,304)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   222,534,780   (347,334,476)
 Capital gain
   distribution.....            --      5,177,828
                     -------------  -------------
    Increase
     (decrease)
     in net
     assets from
     operations.....   177,180,614   (397,982,937)
                     -------------  -------------
From capital
 transactions
 (note 4):
 Net premiums.......    75,905,569    413,211,761
 Death benefits.....      (996,046)      (775,070)
 Surrenders.........   (51,258,063)   (43,777,049)
 Administrative
   expenses.........    (3,223,219)    (1,718,054)
 Capital
   contribution
   (withdrawal).....            --             --
 Transfers
   between
   subaccounts
   (including
   fixed
   account), net....       257,896    (30,012,284)
                     -------------  -------------
    Increase
     (decrease)
     in net
     assets from
     capital
     transactions...    20,686,137    336,929,304
                     -------------  -------------
Increase
 (decrease) in
 net assets.........   197,866,751    (61,053,633)
Net assets at
 beginning of
 year...............   962,210,941  1,023,264,574
                     -------------  -------------
Net assets at
 end of year........ 1,160,077,692    962,210,941
                     =============  =============
Change in units
 (note 5):
 Units purchased....    81,456,038    114,238,926
 Units redeemed.....   (78,381,599)   (77,780,794)
                     -------------  -------------
 Net increase
   (decrease) in
   units from
   capital
   transactions
   with contract
   owners...........     3,074,439     36,458,132
                     =============  =============

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                  GE INVESTMENTS
                                    FUNDS, INC.
                                    (CONTINUED)
                             ------------------------  --------------------------
                                                            GENWORTH CALAMOS
                                U.S. EQUITY FUND --          GROWTH FUND --
                                  CLASS 1 SHARES             SERVICE SHARES
                             ------------------------  -------------------------
                                                                    PERIOD FROM
                                   YEAR ENDED DECEMBER 31,        SEPTEMBER 08 TO
                             -----------------------------------   DECEMBER 31,
                                 2009         2008        2009         2008
                             -----------  -----------  ---------  ---------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (129,947)      23,691    (24,971)         (547)
 Net realized gain
   (loss) on investments....  (3,023,919)  (2,235,707)   162,271          (341)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  11,919,287  (20,719,984) 2,193,139    (1,761,776)
 Capital gain
   distribution.............          --      361,317         --            --
                             -----------  -----------  ---------    ----------
    Increase (decrease)
     in net assets from
     operations.............   8,765,421  (22,570,683) 2,330,439    (1,762,664)
                             -----------  -----------  ---------    ----------
From capital
 transactions (note 4):
 Net premiums...............     571,829      471,244    697,717       203,462
 Death benefits.............    (336,790)    (801,350)        --            --
 Surrenders.................  (4,196,577)  (8,577,599)   (78,855)           --
 Administrative expenses....     (79,192)    (103,726)    (8,326)          (60)
 Capital contribution
   (withdrawal).............          --           --         --     5,000,000
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,310,829)  (4,950,776) 1,035,269       132,673
                             -----------  -----------  ---------    ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (5,351,559) (13,962,207) 1,645,805     5,336,075
                             -----------  -----------  ---------    ----------
Increase (decrease) in
 net assets.................   3,413,862  (36,532,890) 3,976,244     3,573,411
Net assets at beginning
 of year....................  33,569,233   70,102,123  3,573,411            --
                             -----------  -----------  ---------    ----------
Net assets at end of year... $36,983,095   33,569,233  7,549,655     3,573,411
                             ===========  ===========  =========    ==========
Change in units (note 5):
 Units purchased............     366,530      691,527    434,649        52,638
 Units redeemed.............    (991,981)  (2,014,672)  (205,238)         (601)
                             -----------  -----------  ---------    ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (625,451)  (1,323,145)   229,411        52,037
                             ===========  ===========  =========    ==========


                                           GENWORTH VARIABLE INSURANCE TRUST
                             --------------------------------------------------------------------------------------
                                  GENWORTH COLUMBIA            GENWORTH DAVIS NY           GENWORTH EATON VANCE
                                MID CAP VALUE FUND --           VENTURE FUND --          LARGE CAP VALUE FUND --
                                    SERVICE SHARES               SERVICE SHARES               SERVICE SHARES
                             ---------------------------  ---------------------------  ---------------------------
                                            PERIOD FROM                  PERIOD FROM                  PERIOD FROM
                              YEAR ENDED  SEPTEMBER 08 TO  YEAR ENDED  SEPTEMBER 08 TO  YEAR ENDED  SEPTEMBER 08 TO
                             DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                 2009          2008           2009          2008           2009          2008
                             ------------ --------------- ------------ --------------- ------------ ---------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (190,039)       47,025       (28,735)         6,198       (228,526)       61,516
 Net realized gain
   (loss) on investments....   1,203,064       (76,799)       95,044         (4,184)     1,505,812       146,523
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   6,049,745    (1,140,608)    1,559,352       (875,194)     8,749,930     1,192,928
 Capital gain
   distribution.............          --            --            --             --             --            --
                              ----------    ----------     ---------      ---------     ----------    ----------
    Increase (decrease)
     in net assets from
     operations.............   7,062,770    (1,170,382)    1,625,661       (873,180)    10,027,216     1,400,967
                              ----------    ----------     ---------      ---------     ----------    ----------
From capital
 transactions (note 4):
 Net premiums...............   3,137,960     1,835,345     3,024,708        509,432      8,681,947     4,971,394
 Death benefits.............     (17,794)       (1,402)           --             --        (44,272)       (3,762)
 Surrenders.................  (1,074,246)     (161,841)     (257,648)            --     (2,756,496)     (435,359)
 Administrative expenses....    (104,316)      (13,612)      (17,423)           (78)      (285,610)      (38,820)
 Capital contribution
   (withdrawal).............      18,201     3,000,000         6,011      3,000,000         29,852     3,000,000
 Transfers between
   subaccounts
   (including fixed
   account), net............    (897,836)   16,804,536         7,224        505,489      4,864,416    41,093,104
                              ----------    ----------     ---------      ---------     ----------    ----------
    Increase (decrease)
     in net assets from
     capital transactions...   1,061,969    21,463,026     2,762,872      4,014,843     10,489,837    48,586,557
                              ----------    ----------     ---------      ---------     ----------    ----------
Increase (decrease) in
 net assets.................   8,124,739    20,292,644     4,388,533      3,141,663     20,517,053    49,987,524
Net assets at beginning
 of year....................  20,292,644            --     3,141,663             --     49,987,524            --
                              ----------    ----------     ---------      ---------     ----------    ----------
Net assets at end of year...  28,417,383    20,292,644     7,530,196      3,141,663     70,504,577    49,987,524
                              ==========    ==========     =========      =========     ==========    ==========
Change in units (note 5):
 Units purchased............   3,950,072     3,370,636       610,763        147,572      9,341,135     7,769,513
 Units redeemed.............  (3,713,254)     (589,981)     (229,955)        (7,059)    (7,791,895)   (1,484,612)
                              ----------    ----------     ---------      ---------     ----------    ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     236,818     2,780,655       380,808        140,513      1,549,240     6,284,901
                              ==========    ==========     =========      =========     ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                           ----------------------------

                                              GENWORTH GOLDMAN SACHS
                                             ENHANCED CORE BOND INDEX
                                              FUND -- SERVICE SHARES
                                           ---------------------------
                                                          PERIOD FROM
                                            YEAR ENDED  SEPTEMBER 08 TO
                                           DECEMBER 31,  DECEMBER 31,
                                               2009          2008
                                           ------------ ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ 2,566,667       158,191
 Net realized gain (loss) on investments..   1,585,584       250,883
 Change in unrealized appreciation
   (depreciation) on investments..........    (542,600)    2,419,129
 Capital gain distribution................      36,883            --
                                           -----------    ----------
    Increase (decrease) in net assets
     from operations......................   3,646,534     2,828,203
                                           -----------    ----------
From capital transactions (note 4):
 Net premiums.............................   9,798,940     5,753,714
 Death benefits...........................     (49,845)       (3,911)
 Surrenders...............................  (3,170,391)     (491,499)
 Administrative expenses..................    (300,466)      (38,146)
 Capital contribution (withdrawal)........    (100,718)       72,193
 Transfers between subaccounts
   (including fixed account), net.........  12,956,216    39,050,790
                                           -----------    ----------
    Increase (decrease) in net assets
     from capital transactions............  19,133,736    44,343,141
                                           -----------    ----------
Increase (decrease) in net assets.........  22,780,270    47,171,344
Net assets at beginning of year...........  47,171,344            --
                                           -----------    ----------
Net assets at end of year................. $69,951,614    47,171,344
                                           ===========    ==========
Change in units (note 5):
 Units purchased..........................   7,201,556     5,756,079
 Units redeemed...........................  (5,451,709)   (1,304,295)
                                           -----------    ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners.................................   1,749,847     4,451,784
                                           ===========    ==========

                                                              GENWORTH VARIABLE INSURANCE TRUST (CONTINUED)
                                           ---------------------------------------------------------------------- ---------------
                                               GENWORTH LEGG MASON                                         GENWORTH PUTNAM
                                              CLEARBRIDGE AGGRESSIVE           GENWORTH PIMCO           INTERNATIONAL CAPITAL
                                                  GROWTH FUND --             STOCKSPLUS FUND --         OPPORTUNITIES FUND --
                                                  SERVICE SHARES               SERVICE SHARES               SERVICE SHARES
                                           ---------------------------  ---------------------------  ---------------------------
                                                          PERIOD FROM                  PERIOD FROM                  PERIOD FROM
                                            YEAR ENDED  SEPTEMBER 08 TO  YEAR ENDED  SEPTEMBER 08 TO  YEAR ENDED  SEPTEMBER 08 TO
                                           DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                               2009          2008           2009          2008           2009          2008
                                           ------------ --------------- ------------ --------------- ------------ ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........  (1,188,379)     (155,299)     7,967,170     2,469,911      3,283,864       (65,617)
 Net realized gain (loss) on investments..   5,160,232       370,194      4,912,044       155,185      3,570,656        93,486
 Change in unrealized appreciation
   (depreciation) on investments..........  16,671,148     3,066,610     17,319,655    (5,096,069)     5,760,167       (50,112)
 Capital gain distribution................          --            --      5,850,972     3,616,731          9,432            --
                                            ----------    ----------    -----------    ----------     ----------    ----------
    Increase (decrease) in net assets
     from operations......................  20,643,001     3,281,505     36,049,841     1,145,758     12,624,119       (22,243)
                                            ----------    ----------    -----------    ----------     ----------    ----------
From capital transactions (note 4):
 Net premiums.............................  10,019,083     5,818,529     13,878,432     7,855,386      3,920,409     2,125,616
 Death benefits...........................     (54,615)       (4,650)       (74,533)       (5,961)       (19,726)       (1,563)
 Surrenders...............................  (3,313,010)     (518,792)    (4,479,819)     (693,131)    (1,241,792)     (183,050)
 Administrative expenses..................    (339,167)      (46,147)      (468,023)      (62,154)      (128,873)      (16,797)
 Capital contribution (withdrawal)........     (53,369)    3,000,000     (5,293,419)    5,000,000     (1,707,841)    5,000,000
 Transfers between subaccounts
   (including fixed account), net.........  (2,334,400)   48,096,630    (11,450,858)   67,135,187     (2,684,047)   16,973,876
                                            ----------    ----------    -----------    ----------     ----------    ----------
    Increase (decrease) in net assets
     from capital transactions............   3,924,522    56,345,570     (7,888,220)   79,229,327     (1,861,870)   23,898,082
                                            ----------    ----------    -----------    ----------     ----------    ----------
Increase (decrease) in net assets.........  24,567,523    59,627,075     28,161,621    80,375,085     10,762,249    23,875,839
Net assets at beginning of year...........  59,627,075            --     80,375,085            --     23,875,839            --
                                            ----------    ----------    -----------    ----------     ----------    ----------
Net assets at end of year.................  84,194,598    59,627,075    108,536,706    80,375,085     34,638,088    23,875,839
                                            ==========    ==========    ===========    ==========     ==========    ==========
Change in units (note 5):
 Units purchased..........................   9,911,527     9,616,445     13,029,727    12,983,067      3,683,572     3,740,809
 Units redeemed...........................  (9,298,438)   (1,922,894)   (13,144,747)   (2,383,327)    (3,689,973)     (753,203)
                                            ----------    ----------    -----------    ----------     ----------    ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners.................................     613,089     7,693,551       (115,020)   10,599,740         (6,401)    2,987,606
                                            ==========    ==========    ===========    ==========     ==========    ==========

                                           -----------------------------

                                                GENWORTH THORNBURG
                                           INTERNATIONAL VALUE FUND --
                                                  SERVICE SHARES
                                           ---------------------------
                                                          PERIOD FROM
                                            YEAR ENDED  SEPTEMBER 08 TO
                                           DECEMBER 31,  DECEMBER 31,
                                               2009          2008
                                           ------------ ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........    (401,371)       14,966
 Net realized gain (loss) on investments..   1,383,326       133,572
 Change in unrealized appreciation
   (depreciation) on investments..........   6,174,226       (67,182)
 Capital gain distribution................          --            --
                                            ----------    ----------
    Increase (decrease) in net assets
     from operations......................   7,156,181        81,356
                                            ----------    ----------
From capital transactions (note 4):
 Net premiums.............................   3,644,422     1,937,742
 Death benefits...........................     (17,666)       (1,566)
 Surrenders...............................  (1,090,144)     (168,165)
 Administrative expenses..................    (109,394)      (14,172)
 Capital contribution (withdrawal)........  (2,236,818)    5,000,000
 Transfers between subaccounts
   (including fixed account), net.........     963,309    15,039,691
                                            ----------    ----------
    Increase (decrease) in net assets
     from capital transactions............   1,153,709    21,793,530
                                            ----------    ----------
Increase (decrease) in net assets.........   8,309,890    21,874,886
Net assets at beginning of year...........  21,874,886            --
                                            ----------    ----------
Net assets at end of year.................  30,184,776    21,874,886
                                            ==========    ==========
Change in units (note 5):
 Units purchased..........................   3,454,224     3,001,209
 Units redeemed...........................  (3,032,927)     (628,988)
                                            ----------    ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners.................................     421,297     2,372,221
                                            ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   GOLDMAN SACHS VARIABLE INSURANCE TRUST
                             --------------------------------------------------  -------------------------
                               GOLDMAN SACHS GROWTH      GOLDMAN SACHS MID CAP
                                  AND INCOME FUND             VALUE FUND          JPMORGAN BOND PORTFOLIO
                             ------------------------  ------------------------  ------------------------
                                                                                 PERIOD FROM
                                           YEAR ENDED DECEMBER 31,               JANUARY 1 TO  YEAR ENDED
                             --------------------------------------------------   APRIL 27,   DECEMBER 31,
                                 2009         2008         2009         2008         2009         2008
                             -----------  -----------  -----------  -----------  ------------ ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $    31,550       45,607      144,765     (600,009)     17,345      21,554
 Net realized gain
   (loss) on investments....  (1,859,265)  (2,489,796) (10,888,214) (11,791,902)   (110,745)     (7,673)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   3,763,478   (6,847,299)  27,523,149  (33,163,905)     88,262     (70,975)
 Capital gain
   distribution.............          --        1,917           --      169,680          --          --
                             -----------  -----------  -----------  -----------    --------     -------
    Increase (decrease)
     in net assets from
     operations.............   1,935,763   (9,289,571)  16,779,700  (45,386,136)     (5,138)    (57,094)
                             -----------  -----------  -----------  -----------    --------     -------
From capital
 transactions (note 4):
 Net premiums...............       9,716       18,925       60,274      192,375          --          --
 Death benefits.............    (297,971)    (386,162)    (596,197)  (1,301,830)         --          --
 Surrenders.................  (1,376,947)  (6,132,654)  (7,068,366) (20,373,116)    (13,469)     (8,940)
 Administrative expenses....     (23,814)     (31,883)    (106,997)    (135,124)       (399)       (944)
 Capital contribution
   (withdrawal).............          --           --           --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (718,459)  (3,485,528)  (7,302,229) (14,809,005)   (259,573)     18,688
                             -----------  -----------  -----------  -----------    --------     -------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,407,475) (10,017,302) (15,013,515) (36,426,700)   (273,441)      8,804
                             -----------  -----------  -----------  -----------    --------     -------
Increase (decrease) in
 net assets.................    (471,712) (19,306,873)   1,766,185  (81,812,836)   (278,579)    (48,290)
Net assets at beginning
 of year....................  14,264,320   33,571,193   65,456,715  147,269,551     278,579     326,869
                             -----------  -----------  -----------  -----------    --------     -------
Net assets at end of year... $13,792,608   14,264,320   67,222,900   65,456,715          --     278,579
                             ===========  ===========  ===========  ===========    ========     =======
Change in units (note 5):
 Units purchased............     167,683      557,224      373,322      964,135         541       5,050
 Units redeemed.............    (465,702)  (1,451,324)  (1,384,201)  (2,765,033)    (32,166)     (4,195)
                             -----------  -----------  -----------  -----------    --------     -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (298,019)    (894,100)  (1,010,879)  (1,800,898)    (31,625)        855
                             ===========  ===========  ===========  ===========    ========     =======

                             J.P. MORGAN SERIES TRUST II
                             ---------------------------------------------------
                              JPMORGAN INTERNATIONAL    JPMORGAN MID CAP VALUE
                                 EQUITY PORTFOLIO              PORTFOLIO
                             ------------------------  ------------------------
                             PERIOD FROM               PERIOD FROM
                             JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO  YEAR ENDED
                              APRIL 27,   DECEMBER 31,  APRIL 27,   DECEMBER 31,
                                 2009         2008         2009         2008
                             ------------ ------------ ------------ ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     3,629         (277)        2,479        (433)
 Net realized gain
   (loss) on investments....   (57,598)      (2,952)      (70,700)     (7,370)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............    46,730      (70,133)       64,735     (71,302)
 Capital gain
   distribution.............     4,021       16,773           281      12,570
                               -------      -------      --------     -------
    Increase (decrease)
     in net assets from
     operations.............    (3,218)     (56,589)       (3,205)    (66,535)
                               -------      -------      --------     -------
From capital
 transactions (note 4):
 Net premiums...............        --           --            --         660
 Death benefits.............        --           --            --          --
 Surrenders.................      (691)      (2,401)       (1,266)     (4,867)
 Administrative expenses....       (51)        (401)          (92)       (575)
 Capital contribution
   (withdrawal).............        --           --            --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (87,467)      25,299      (124,552)     (7,073)
                               -------      -------      --------     -------
    Increase (decrease)
     in net assets from
     capital transactions...   (88,209)      22,497      (125,910)    (11,855)
                               -------      -------      --------     -------
Increase (decrease) in
 net assets.................   (91,427)     (34,092)     (129,115)    (78,390)
Net assets at beginning
 of year....................    91,427      125,519       129,115     207,505
                               -------      -------      --------     -------
Net assets at end of year...        --       91,427            --     129,115
                               =======      =======      ========     =======
Change in units (note 5):
 Units purchased............     1,461        4,364           926       2,890
 Units redeemed.............   (12,547)      (1,989)      (14,231)     (3,306)
                               -------      -------      --------     -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (11,086)       2,375       (13,305)       (416)
                               =======      =======      ========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                J.P. MORGAN SERIES TRUST II (CONTINUED)
                             ---------------------------------------------



                                                          JPMORGAN U.S.
                                  JPMORGAN SMALL          LARGE CAP CORE
                                 COMPANY PORTFOLIO       EQUITY PORTFOLIO
                             ------------------------  -------------------
                             PERIOD FROM               PERIOD FROM
                             JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO
                              APRIL 27,   DECEMBER 31,  APRIL 27,   -------
                                 2009         2008         2009      2008
                             ------------ ------------ ------------ ------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   $     20         193          134       (10)
 Net realized gain
   (loss) on investments....    (13,070)       (866)      (3,360)      (26)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     11,722      (9,382)       3,125    (3,535)
 Capital gain
   distribution.............        256       1,823           --        --
                               --------     -------       ------    ------
    Increase (decrease)
     in net assets from
     operations.............     (1,072)     (8,232)        (101)   (3,571)
                               --------     -------       ------    ------
From capital
 transactions (note 4):
 Net premiums...............         --          --           --        --
 Death benefits.............         --          --           --        --
 Surrenders.................       (106)       (893)          --       (39)
 Administrative expenses....        (10)        (39)          (7)      (13)
 Capital contribution
   (withdrawal).............         --          --           --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (15,060)     (1,513)      (6,521)       --
                               --------     -------       ------    ------
    Increase (decrease)
     in net assets from
     capital transactions...    (15,176)     (2,445)      (6,528)      (52)
                               --------     -------       ------    ------
Increase (decrease) in
 net assets.................    (16,248)    (10,677)      (6,629)   (3,623)
Net assets at beginning
 of year....................     16,248      26,925        6,629    10,252
                               --------     -------       ------    ------
Net assets at end of year...   $     --      16,248           --     6,629
                               ========     =======       ======    ======
Change in units (note 5):
 Units purchased............         --          94           --        --
 Units redeemed.............     (1,367)       (245)        (679)       (4)
                               --------     -------       ------    ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (1,367)       (151)        (679)       (4)
                               ========     =======       ======    ======

                                              JPMORGAN INSURANCE TRUST
                             ----------------------------------------------------------
                                                                           JPMORGAN
                                 JPMORGAN                              INSURANCE TRUST
                              INSURANCE TRUST                          DIVERSIFIED MID
                                 BALANCED        JPMORGAN INSURANCE       CAP GROWTH
                               PORTFOLIO --       TRUST CORE BOND        PORTFOLIO --
                                  CLASS 1       PORTFOLIO -- CLASS 1       CLASS 1
                             ----------------  ---------------------  -----------------

                                            YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------
                               2009     2008      2009        2008      2009      2008
                             -------  -------  ----------  ---------  --------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   2,540     (330)     94,719     90,075    (6,100)    (167)
 Net realized gain
   (loss) on investments....  (1,512)    (146)    (48,385)   (39,357)   52,730       74
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  28,764  (11,925)    182,257    (72,817)   62,471    5,804
 Capital gain
   distribution.............      --       --          --         --        --    1,478
                             -------  -------  ----------  ---------  --------  -------
    Increase (decrease)
     in net assets from
     operations.............  29,792  (12,401)    228,591    (22,099)  109,101    7,189
                             -------  -------  ----------  ---------  --------  -------
From capital
 transactions (note 4):
 Net premiums...............      --       --          --    182,739        --    2,559
 Death benefits.............      --       --      (2,710)        --      (618)      --
 Surrenders.................  (6,957)  (6,401)   (264,352)  (196,637)  (20,377)  (3,246)
 Administrative expenses....     (23)     (20)     (5,471)    (3,296)     (285)     (91)
 Capital contribution
   (withdrawal).............      --       --          --         --        --       --
 Transfers between
   subaccounts
   (including fixed
   account), net............  39,130   73,899   2,139,069   (523,881)  (41,216) 282,294
                             -------  -------  ----------  ---------  --------  -------
    Increase (decrease)
     in net assets from
     capital transactions...  32,150   67,478   1,866,536   (541,075)  (62,496) 281,516
                             -------  -------  ----------  ---------  --------  -------
Increase (decrease) in
 net assets.................  61,942   55,077   2,095,127   (563,174)   46,605  288,705
Net assets at beginning
 of year....................  55,077       --   1,757,583  2,320,757   304,300   15,595
                             -------  -------  ----------  ---------  --------  -------
Net assets at end of year... 117,019   55,077   3,852,710  1,757,583   350,905  304,300
                             =======  =======  ==========  =========  ========  =======
Change in units (note 5):
 Units purchased............   5,807    7,337   1,395,990    578,830   194,557   66,425
 Units redeemed.............    (982)    (747) (1,228,674)  (630,225) (203,117) (19,633)
                             -------  -------  ----------  ---------  --------  -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   4,825    6,590     167,316    (51,395)   (8,560)  46,792
                             =======  =======  ==========  =========  ========  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             --------------------

                                   JPMORGAN
                               INSURANCE TRUST
                                 EQUITY INDEX
                             PORTFOLIO -- CLASS 1
                             -------------------
                                  YEAR ENDED
                                 DECEMBER 31,
                             -------------------
                                2009      2008
                             ---------  --------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   4,797      (273)
 Net realized gain
   (loss) on investments....    19,395  (102,247)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   140,896  (133,555)
 Capital gain
   distribution.............        --        --
                             ---------  --------
    Increase (decrease)
     in net assets from
     operations.............   165,088  (236,075)
                             ---------  --------
From capital
 transactions (note 4):
 Net premiums...............        --    75,390
 Death benefits.............    (1,206)       --
 Surrenders.................   (31,989)  (29,128)
 Administrative expenses....      (908)     (487)
 Capital contribution
   (withdrawal).............        --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............    31,782   224,177
                             ---------  --------
    Increase (decrease)
     in net assets from
     capital transactions...    (2,321)  269,952
                             ---------  --------
Increase (decrease) in
 net assets.................   162,767    33,877
Net assets at beginning
 of year....................   607,348   573,471
                             ---------  --------
Net assets at end of year... $ 770,115   607,348
                             =========  ========
Change in units (note 5):
 Units purchased............   507,404   239,413
 Units redeemed.............  (505,552) (202,480)
                             ---------  --------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     1,852    36,933
                             =========  ========

                                            JPMORGAN INSURANCE TRUST (CONTINUED)
                             -------------------------------------------------------------------------------------
                                                                                                     JPMORGAN
                                JPMORGAN INSURANCE                              JPMORGAN          INSURANCE TRUST
                               TRUST GOVERNMENT BOND   JPMORGAN INSURANCE    INSURANCE TRUST     INTREPID MID CAP
                                   PORTFOLIO --        TRUST INTERNATIONAL   INTREPID GROWTH       PORTFOLIO --
                                      CLASS 1           EQUITY PORTFOLIO   PORTFOLIO -- CLASS 1       CLASS 1
                             ------------------------  ------------------- ------------------   ------------------
                             PERIOD FROM                   PERIOD FROM
                             JANUARY 1 TO  YEAR ENDED      APRIL 27 TO             YEAR ENDED DECEMBER 31,
                              APRIL 27,   DECEMBER 31,    DECEMBER 31,     --------------------------------------
                                 2009         2008            2009           2009       2008      2009      2008
                             ------------ ------------ ------------------- --------   --------  --------  --------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     116,525      73,669             198         (9,093)    (8,647)   (1,108)   (1,705)
 Net realized gain
   (loss) on investments....     (52,549)     30,996           8,437         34,059   (158,124)    5,204  (288,571)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     (93,162)     35,169          22,178        209,008   (253,627)   92,594  (103,284)
 Capital gain
   distribution.............      28,778          --              --             --         --        --    55,326
                              ----------   ---------         -------       --------   --------  --------  --------
    Increase (decrease)
     in net assets from
     operations.............        (408)    139,834          30,813        233,974   (420,398)   96,690  (338,234)
                              ----------   ---------         -------       --------   --------  --------  --------
From capital
 transactions (note 4):
 Net premiums...............          --     174,927              --             --    134,129        --    92,832
 Death benefits.............          --          --              --         (1,511)        --      (618)       --
 Surrenders.................     (57,584)   (166,553)         (1,829)       (39,085)   (44,712)  (15,900)  (33,389)
 Administrative expenses....      (1,545)     (2,856)           (373)          (800)      (692)     (291)     (481)
 Capital contribution
   (withdrawal).............          --          --              --             --         --        --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,599,143)   (639,384)         74,757        (63,148)   171,869   (30,119) (168,594)
                              ----------   ---------         -------       --------   --------  --------  --------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,658,272)   (633,866)         72,555       (104,544)   260,594   (46,928) (109,632)
                              ----------   ---------         -------       --------   --------  --------  --------
Increase (decrease) in
 net assets.................  (1,658,680)   (494,032)        103,368        129,430   (159,804)   49,762  (447,866)
Net assets at beginning
 of year....................   1,658,680   2,152,712              --        765,195    924,999   302,453   750,319
                              ----------   ---------         -------       --------   --------  --------  --------
Net assets at end of year...          --   1,658,680         103,368        894,625    765,195   352,215   302,453
                              ==========   =========         =======       ========   ========  ========  ========
Change in units (note 5):
 Units purchased............      77,989     552,691          21,947        655,460    358,564   337,052   270,122
 Units redeemed.............    (217,112)   (609,240)        (14,504)      (668,428)  (326,440) (343,137) (293,965)
                              ----------   ---------         -------       --------   --------  --------  --------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (139,123)    (56,549)          7,443        (12,968)    32,124    (6,085)  (23,843)
                              ==========   =========         =======       ========   ========  ========  ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   JPMORGAN INSURANCE TRUST (CONTINUED)                       JANUS ASPEN SERIES
                             -----------------------------------------------  --------------------------------------------------
                                               JPMORGAN
                                JPMORGAN      INSURANCE        JPMORGAN
                             INSURANCE TRUST TRUST SMALL    INSURANCE TRUST
                              MID CAP VALUE    CAP CORE       U.S. EQUITY
                              PORTFOLIO --   PORTFOLIO --    PORTFOLIO --       BALANCED PORTFOLIO --     BALANCED PORTFOLIO --
                                 CLASS 1       CLASS 1          CLASS 1         INSTITUTIONAL SHARES         SERVICE SHARES
                             --------------- ------------ ------------------  ------------------------  ------------------------
                                     PERIOD FROM
                               APRIL 27 TO DECEMBER 31,                           YEAR ENDED DECEMBER 31,
                             ---------------------------  ----------------------------------------------------------------------
                                  2009           2009       2009      2008        2009         2008         2009         2008
-                            --------------- ------------ --------  --------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    $ (1,638)         (131)      6,646    32,632    1,883,122    1,830,262    1,505,172    1,106,323
 Net realized gain
   (loss) on investments....       4,831           452      28,422  (152,869)    (457,150)   4,764,844     (289,138)    (703,824)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............      31,320         4,053     193,212  (190,950)  20,452,127  (46,976,294)  25,774,390  (39,640,386)
 Capital gain
   distribution.............          --            --          --    27,755    4,710,788   11,327,007    5,507,814   10,352,033
                                --------        ------    --------  --------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............      34,513         4,374     228,280  (283,432)  26,588,887  (29,054,181)  32,498,238  (28,885,854)
                                --------        ------    --------  --------  -----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............          --            --          --    99,476      119,810      342,324   12,671,849   20,132,996
 Death benefits.............          --            --      (1,510)       --   (2,178,114)  (2,076,732)    (821,768)    (209,723)
 Surrenders.................      (7,617)         (223)    (44,417)  (37,284) (15,167,831) (34,712,013) (16,555,109) (18,503,296)
 Administrative expenses....        (432)          (27)       (763)     (593)    (220,295)    (221,890)    (409,271)    (286,836)
 Capital contribution
   (withdrawal).............          --            --          --        --           --           --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............     123,638        15,059     (55,756)  236,405   (1,394,556)  (6,456,719)  10,627,528     (606,742)
                                --------        ------    --------  --------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...     115,589        14,809    (102,446)  298,004  (18,840,986) (43,125,030)   5,513,229      526,399
                                --------        ------    --------  --------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................     150,102        19,183     125,834    14,572    7,747,901  (72,179,211)  38,011,467  (28,359,455)
Net assets at beginning
 of year....................          --            --     757,385   742,813  122,794,401  194,973,612  129,922,534  158,281,989
                                --------        ------    --------  --------  -----------  -----------  -----------  -----------
Net assets at end of year...    $150,102        19,183     883,219   757,385  130,542,302  122,794,401  167,934,001  129,922,534
                                ========        ======    ========  ========  ===========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............      33,874         3,832     549,251   283,057      509,721      815,553    9,360,146    8,073,342
 Units redeemed.............     (22,208)       (2,348)   (560,278) (245,929)  (1,442,514)  (2,980,149)  (8,435,026)  (7,772,185)
                                --------        ------    --------  --------  -----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      11,666         1,484     (11,027)   37,128     (932,793)  (2,164,596)     925,120      301,157
                                ========        ======    ========  ========  ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                            JANUS ASPEN SERIES (CONTINUED)
                             --------------------------------------------------------------------------------------------------
                                                                                    FLEXIBLE BOND
                              ENTERPRISE PORTFOLIO --  ENTERPRISE PORTFOLIO --      PORTFOLIO --          FORTY PORTFOLIO --
                               INSTITUTIONAL SHARES        SERVICE SHARES       INSTITUTIONAL SHARES     INSTITUTIONAL SHARES
                             ------------------------  ----------------------  ----------------------  -----------------------
                                                                               YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                 2009         2008        2009        2008        2009        2008        2009         2008
-                            -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (709,786)    (945,229)    (88,777)   (143,174)    757,023     647,451    (784,625)  (1,177,443)
 Net realized gain
   (loss) on investments....  (2,545,664)   1,519,819    (234,034)    526,172     166,441    (418,924)   (723,553)   8,465,398
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  21,089,401  (45,107,441)  2,355,353  (5,884,742)  1,669,788     746,261  21,287,373  (53,214,832)
 Capital gain
   distribution.............          --    4,486,409          --     560,429      20,588          --          --           --
                             -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  17,833,951  (40,046,442)  2,032,542  (4,941,315)  2,613,840     974,788  19,779,195  (45,926,877)
                             -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      86,885      129,986       7,314      18,242      41,419      22,070     (46,513)     173,929
 Death benefits.............    (635,248)    (351,742)   (121,721)     28,682     (90,854)   (425,405)   (484,380)    (876,438)
 Surrenders.................  (4,162,947) (13,929,551)   (686,992) (1,557,557) (3,215,490) (6,019,493) (5,684,603) (16,266,553)
 Administrative expenses....    (101,278)    (114,728)     (8,079)    (15,156)    (36,431)    (31,774)   (109,292)    (125,003)
 Capital contribution
   (withdrawal).............          --           --          --          --          --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,235,005)  (3,442,665)   (425,407)   (627,538)  6,000,639     164,003  (1,435,669)  (2,230,314)
                             -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (6,047,593) (17,708,700) (1,234,885) (2,153,327)  2,699,283  (6,290,599) (7,760,457) (19,324,379)
                             -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets.................  11,786,358  (57,755,142)    797,657  (7,094,642)  5,313,123  (5,315,811) 12,018,738  (65,251,256)
Net assets at beginning
 of year....................  45,388,735  103,143,877   5,483,815  12,578,457  21,046,575  26,362,386  49,408,176  114,659,432
                             -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
Net assets at end of year... $57,175,093   45,388,735   6,281,472   5,483,815  26,359,698  21,046,575  61,426,914   49,408,176
                             ===========  ===========  ==========  ==========  ==========  ==========  ==========  ===========
Change in units (note 5):
 Units purchased............     222,929      621,205      62,045     254,430     572,447     436,304     314,121    1,047,896
 Units redeemed.............    (628,867)  (1,620,464)   (322,601)   (642,951)   (423,739)   (811,710)   (821,751)  (2,132,643)
                             -----------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (405,938)    (999,259)   (260,556)   (388,521)    148,708    (375,406)   (507,630)  (1,084,747)
                             ===========  ===========  ==========  ==========  ==========  ==========  ==========  ===========

                             -------------------------

                                FORTY PORTFOLIO --
                                  SERVICE SHARES
                             ------------------------

                             -------------------------
                                 2009         2008
-                            -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................  (1,568,416)  (1,430,269)
 Net realized gain
   (loss) on investments....  (2,751,890)    (486,229)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  37,241,488  (44,332,872)
 Capital gain
   distribution.............          --           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  32,921,182  (46,249,370)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............  10,474,297   35,947,358
 Death benefits.............     (65,113)    (213,468)
 Surrenders.................  (5,567,337)  (7,369,783)
 Administrative expenses....    (403,987)    (192,676)
 Capital contribution
   (withdrawal).............          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (6,604,116)  20,222,133
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,166,256)  48,393,564
                             -----------  -----------
Increase (decrease) in
 net assets.................  30,754,926    2,144,194
Net assets at beginning
 of year....................  77,067,520   74,923,326
                             -----------  -----------
Net assets at end of year... 107,822,446   77,067,520
                             ===========  ===========
Change in units (note 5):
 Units purchased............  10,559,689   17,355,602
 Units redeemed............. (10,564,382) (11,747,643)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      (4,693)   5,607,959
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                           JANUS ASPEN SERIES (CONTINUED)
                             ------------------------------------------------------------------------------------------------
                              GLOBAL LIFE SCIENCES      GLOBAL TECHNOLOGY
                                  PORTFOLIO --            PORTFOLIO --          JANUS PORTFOLIO --      JANUS PORTFOLIO --
                                 SERVICE SHARES          SERVICE SHARES        INSTITUTIONAL SHARES       SERVICE SHARES
                             ----------------------  ----------------------  -----------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------------
                                2009        2008        2009        2008        2009         2008        2009        2008
-                            ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (89,033)   (130,080)    (91,917)   (117,130)   (528,447)    (639,536)    (65,512)    (84,736)
 Net realized gain
   (loss) on investments....    (85,744)    480,562     (23,842)    (59,164) (2,764,205)    (287,911)   (242,302)    205,989
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  1,363,692  (3,320,644)  2,909,110  (4,373,709) 21,233,066  (42,364,831)  1,965,707  (4,299,626)
 Capital gain
   distribution.............     95,259          --          --          --          --           --          --          --
                             ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,284,174  (2,970,162)  2,793,351  (4,550,003) 17,940,414  (43,292,278)  1,657,893  (4,178,373)
                             ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     83,598      17,100      89,816       6,331      88,443      126,518      22,153      26,859
 Death benefits.............     (5,057)    (88,960)    (38,474)    (22,012)   (409,614)    (969,654)    (22,958)     62,930
 Surrenders.................   (512,563) (1,885,279)   (762,371) (1,426,466) (5,441,380) (15,582,954) (1,000,170) (1,706,762)
 Administrative expenses....    (12,350)    (13,768)    (13,529)    (16,495)   (124,694)    (128,845)     (9,803)    (12,433)
 Capital contribution
   (withdrawal).............         --          --          --          --          --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    695,067    (560,075)    283,357    (672,110) (1,963,358)  (3,798,253)    (76,185)   (499,125)
                             ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    248,695  (2,530,982)   (441,201) (2,130,752) (7,850,603) (20,353,188) (1,086,963) (2,128,531)
                             ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................  1,532,869  (5,501,144)  2,352,150  (6,680,755) 10,089,811  (63,645,466)    570,930  (6,306,904)
Net assets at beginning
 of year....................  5,860,696  11,361,840   4,648,352  11,329,107  57,088,848  120,734,314   5,486,033  11,792,937
                             ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net assets at end of year... $7,393,565   5,860,696   7,000,502   4,648,352  67,178,659   57,088,848   6,056,963   5,486,033
                             ==========  ==========  ==========  ==========  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............    237,108     224,801     977,185     985,277     224,655      369,367      87,981      83,998
 Units redeemed.............   (217,435)   (465,952) (1,025,137) (1,584,337)   (920,232)  (1,883,662)   (290,492)   (411,430)
                             ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     19,673    (241,151)    (47,952)   (599,060)   (695,577)  (1,514,295)   (202,511)   (327,432)
                             ==========  ==========  ==========  ==========  ==========  ===========  ==========  ==========

                             -------------------------

                               OVERSEAS PORTFOLIO --
                               INSTITUTIONAL SHARES
                             ------------------------

                             -------------------------
                                2009         2008
-                            ----------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (690,373)    1,526,264
 Net realized gain
   (loss) on investments.... (2,698,740)    8,857,712
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 43,788,976  (103,289,589)
 Capital gain
   distribution.............  2,181,932    16,820,834
                             ----------  ------------
    Increase (decrease)
     in net assets from
     operations............. 42,581,795   (76,084,779)
                             ----------  ------------
From capital
 transactions (note 4):
 Net premiums...............     35,848       245,092
 Death benefits.............   (941,882)     (348,896)
 Surrenders................. (7,848,214)  (22,676,621)
 Administrative expenses....   (119,182)     (137,082)
 Capital contribution
   (withdrawal).............         --            --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (461,260)  (11,034,633)
                             ----------  ------------
    Increase (decrease)
     in net assets from
     capital transactions... (9,334,690)  (33,952,140)
                             ----------  ------------
Increase (decrease) in
 net assets................. 33,247,105  (110,036,919)
Net assets at beginning
 of year.................... 60,693,405   170,730,324
                             ----------  ------------
Net assets at end of year... 93,940,510    60,693,405
                             ==========  ============
Change in units (note 5):
 Units purchased............    501,309     1,401,323
 Units redeemed.............   (945,276)   (2,561,506)
                             ----------  ------------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (443,967)   (1,160,183)
                             ==========  ============

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                           JANUS ASPEN SERIES (CONTINUED)
                             ------------------------------------------------------------------------------------------
                                                        RESEARCH CORE
                                                         PORTFOLIO --
                               OVERSEAS PORTFOLIO --    INSTITUTIONAL    WORLDWIDE PORTFOLIO --  WORLDWIDE PORTFOLIO --
                                  SERVICE SHARES            SHARES        INSTITUTIONAL SHARES       SERVICE SHARES
                             ------------------------  ---------------  -----------------------  ----------------------
                                                                           YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------
                                 2009         2008      2009     2008      2009         2008        2009        2008
-                            -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (168,973)     258,281     (23)     859         609     (261,591)    (20,402)    (63,576)
 Net realized gain
   (loss) on investments....     510,800    2,583,542  (9,650)    (553) (5,345,726)  (4,234,334)   (595,621)   (175,869)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   7,421,960  (21,195,717)  9,878  (14,354) 24,708,324  (51,658,241)  2,663,376  (5,960,446)
 Capital gain
   distribution.............     423,178    3,303,505      --    4,960          --           --          --          --
                             -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   8,186,965  (15,050,389)    205   (9,088) 19,363,207  (56,154,166)  2,047,353  (6,199,891)
                             -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............          --           --      --       --     109,067      110,979        (605)     12,255
 Death benefits.............     (89,369)    (183,865)     --       --  (1,098,097)    (762,032)    (23,515)    (32,270)
 Surrenders.................  (1,460,183)  (2,910,057)     --       --  (6,277,206) (17,481,409) (1,098,961) (1,687,928)
 Administrative expenses....     (36,409)     (52,368)     --       --    (117,729)    (131,568)     (9,695)    (14,525)
 Capital contribution
   (withdrawal).............          --           --      --       --          --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,127,414)  (1,859,987) (9,487)   4,033  (1,969,240)  (5,279,661)   (100,162)   (367,251)
                             -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,713,375)  (5,006,277) (9,487)   4,033  (9,353,205) (23,543,691) (1,232,938) (2,089,719)
                             -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................   5,473,590  (20,056,666) (9,282)  (5,055) 10,010,002  (79,697,857)    814,415  (8,289,610)
Net assets at beginning
 of year....................  11,957,588   32,014,254  12,989   18,044  60,413,067  140,110,924   6,583,353  14,872,963
                             -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
Net assets at end of year... $17,431,178   11,957,588   3,707   12,989  70,423,069   60,413,067   7,397,768   6,583,353
                             ===========  ===========  ======  =======  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............      28,287       59,015      --      512     181,842      650,836     127,156     240,552
 Units redeemed.............    (255,721)    (415,529) (1,399)    (152)   (862,623)  (2,089,905)   (382,213)   (595,021)
                             -----------  -----------  ------  -------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (227,434)    (356,514) (1,399)     360    (680,781)  (1,439,069)   (255,057)   (354,469)
                             ===========  ===========  ======  =======  ==========  ===========  ==========  ==========

                               LEGG MASON PARTNERS
                              VARIABLE EQUITY TRUST
                             ----------------------
                                   LEGG MASON
                              CLEARBRIDGE VARIABLE
                                AGGRESSIVE GROWTH
                              PORTFOLIO -- CLASS II
                             ----------------------

                             -----------------------
                                2009        2008
-                            ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (92,767)   (143,139)
 Net realized gain
   (loss) on investments....   (828,668)   (324,898)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  2,441,854  (3,838,574)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,520,419  (4,306,611)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     23,669     463,329
 Death benefits.............      9,833    (224,242)
 Surrenders.................   (518,232)   (838,460)
 Administrative expenses....    (14,961)    (20,236)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (687,771)   (355,664)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,187,462)   (975,273)
                             ----------  ----------
Increase (decrease) in
 net assets.................    332,957  (5,281,884)
Net assets at beginning
 of year....................  5,735,959  11,017,843
                             ----------  ----------
Net assets at end of year...  6,068,916   5,735,959
                             ==========  ==========
Change in units (note 5):
 Units purchased............    138,695     211,397
 Units redeemed.............   (277,207)   (279,297)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (138,512)    (67,900)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                              LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CONTINUED)
                             -----------------------------------------------------------------------------------------------
                                   LEGG MASON              LEGG MASON             LEGG MASON
                              CLEARBRIDGE VARIABLE    CLEARBRIDGE VARIABLE   CLEARBRIDGE VARIABLE          LEGG MASON
                              EQUITY INCOME BUILDER      EQUITY INCOME         FUNDAMENTAL VALUE      CLEARBRIDGE VARIABLE
                                  PORTFOLIO --        BUILDER PORTFOLIO --       PORTFOLIO --        INVESTORS PORTFOLIO --
                                     CLASS I                CLASS II                CLASS I                 CLASS I
                             ----------------------  ---------------------  ----------------------  -----------------------
                                                                             YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                2009        2008        2009       2008        2009        2008        2009         2008
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   89,766      83,835     82,500      41,242     (24,513)        459      41,334      (68,397)
 Net realized gain
   (loss) on investments....   (986,826) (1,091,723)  (729,109) (1,469,186) (1,417,809) (1,066,158) (1,229,404)     116,965
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  1,869,469  (2,418,191) 1,989,237  (2,591,761)  3,413,197  (4,342,104)  3,346,417   (9,805,656)
 Capital gain
   distribution.............         --      48,803         --      54,383          --       9,417          --      604,388
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............    972,409  (3,377,276) 1,342,628  (3,965,322)  1,970,875  (5,398,386)  2,158,347   (9,152,700)
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     11,013      40,511      4,841     218,499     242,180     173,390      72,046       39,772
 Death benefits.............    (99,815)    (83,407)        --          --      (7,008)     (4,157)   (187,522)    (248,877)
 Surrenders.................   (619,085) (1,495,998)  (412,623)   (945,920)   (491,169)   (783,039) (1,879,164)  (4,394,100)
 Administrative expenses....    (10,928)     (9,826)    (5,583)     (8,020)    (25,616)    (39,107)    (21,999)     (28,067)
 Capital contribution
   (withdrawal).............         --          --         --          --          --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (42,375)   (492,964)   227,695  (1,935,885)   (879,105) (1,276,653)   (838,127)  (3,738,220)
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   (761,190) (2,041,684)  (185,670) (2,671,326) (1,160,718) (1,929,566) (2,854,766)  (8,369,492)
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets.................    211,219  (5,418,960) 1,156,958  (6,636,648)    810,157  (7,327,952)   (696,419) (17,522,192)
Net assets at beginning
 of year....................  5,292,229  10,711,189  6,715,019  13,351,667   8,415,455  15,743,407  12,555,947   30,078,139
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
Net assets at end of year... $5,503,448   5,292,229  7,871,977   6,715,019   9,225,612   8,415,455  11,859,528   12,555,947
                             ==========  ==========  =========  ==========  ==========  ==========  ==========  ===========
Change in units (note 5):
 Units purchased............     97,921      86,341    848,756   1,070,629     191,201     237,655     102,988      205,823
 Units redeemed.............   (214,292)   (330,318)  (874,260) (1,352,867)   (388,286)   (475,189)   (369,486)    (804,241)
                             ----------  ----------  ---------  ----------  ----------  ----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (116,371)   (243,977)   (25,504)   (282,238)   (197,085)   (237,534)   (266,498)    (598,418)
                             ==========  ==========  =========  ==========  ==========  ==========  ==========  ===========

                             ------------------------

                                LEGG MASON WESTERN
                             ASSET VARIABLE STRATEGIC
                                BOND PORTFOLIO --
                                     CLASS I
                             -----------------------

                             ------------------------
                                2009         2008
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    562,145      853,057
 Net realized gain
   (loss) on investments.... (1,279,802)  (2,190,423)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  3,382,825   (2,926,585)
 Capital gain
   distribution.............     11,467           --
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  2,676,635   (4,263,951)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      2,492      204,186
 Death benefits.............   (237,462)    (308,069)
 Surrenders................. (2,829,037)  (5,695,567)
 Administrative expenses....    (25,544)     (26,236)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    205,396   (2,435,861)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,884,155)  (8,261,547)
                             ----------  -----------
Increase (decrease) in
 net assets.................   (207,520) (12,525,498)
Net assets at beginning
 of year.................... 15,421,912   27,947,410
                             ----------  -----------
Net assets at end of year... 15,214,392   15,421,912
                             ==========  ===========
Change in units (note 5):
 Units purchased............    180,020      310,360
 Units redeemed.............   (408,429)    (928,557)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (228,409)    (618,197)
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                        MFS(R) VARIABLE INSURANCE TRUST
                             -----------------------------------------------------------------------------------------------
                              MFS(R) INVESTORS GROWTH     MFS(R) INVESTORS       MFS(R) NEW DISCOVERY    MFS(R) STRATEGIC
                                  STOCK SERIES --          TRUST SERIES --            SERIES --          INCOME SERIES --
                               SERVICE CLASS SHARES     SERVICE CLASS SHARES     SERVICE CLASS SHARES   SERVICE CLASS SHARES
                             ------------------------  ----------------------  -----------------------  -------------------
                                                                            YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                 2009         2008        2009        2008        2009         2008       2009       2008
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (133,054)    (224,477)    (23,447)   (109,618)   (286,472)     877,056    29,826     2,414
 Net realized gain
   (loss) on investments....    (476,726)     188,165    (321,902)    424,977  (2,194,668)  (1,627,954)   13,554    (1,694)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   4,433,707   (8,688,933)  2,641,095  (7,522,812) 11,008,600  (13,417,422)   32,658    (8,301)
 Capital gain
   distribution.............          --      888,245          --   1,061,051          --    3,576,582        --        --
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
    Increase (decrease)
     in net assets from
     operations.............   3,823,927   (7,837,000)  2,295,746  (6,146,402)  8,527,460  (10,591,738)   76,038    (7,581)
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
From capital
 transactions (note 4):
 Net premiums...............      72,207      307,356      74,133     284,449     199,151      110,622        --     2,559
 Death benefits.............      (1,177)     (76,416)   (129,656)    (63,398)    (73,211)    (129,650)     (563)       --
 Surrenders.................  (1,798,064)  (2,384,791) (1,168,646) (1,749,886) (1,875,901)  (2,920,729)  (26,092)   (3,923)
 Administrative expenses....     (24,209)     (35,366)    (20,803)    (29,923)    (38,271)     (44,281)     (499)     (360)
 Capital contribution
   (withdrawal).............          --           --          --          --          --           --        --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (339,847)  (2,212,212)   (533,686)   (981,904)  2,042,533     (667,107)  (10,928)  318,356
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,091,090)  (4,401,429) (1,778,658) (2,540,662)    254,301   (3,651,145)  (38,082)  316,632
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
Increase (decrease) in
 net assets.................   1,732,837  (12,238,429)    517,088  (8,687,064)  8,781,761  (14,242,883)   37,956   309,051
Net assets at beginning
 of year....................  11,423,160   23,661,589  10,745,014  19,432,078  15,140,953   29,383,836   386,599    77,548
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
Net assets at end of year... $13,155,997   11,423,160  11,262,102  10,745,014  23,922,714   15,140,953   424,555   386,599
                             ===========  ===========  ==========  ==========  ==========  ===========  ========   =======
Change in units (note 5):
 Units purchased............     178,466      279,773      59,479     182,084   1,050,844      525,234   136,136    46,958
 Units redeemed.............    (531,853)    (938,298)   (293,157)   (461,101) (1,087,667)    (895,746) (139,780)  (12,869)
                             -----------  -----------  ----------  ----------  ----------  -----------  --------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (353,387)    (658,525)   (233,678)   (279,017)    (36,823)    (370,512)   (3,644)   34,089
                             ===========  ===========  ==========  ==========  ==========  ===========  ========   =======

                             ------------------------
                                   MFS(R) TOTAL
                                 RETURN SERIES --
                               SERVICE CLASS SHARES
                             -----------------------

                             ------------------------
                                2009         2008
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    851,467    1,283,917
 Net realized gain
   (loss) on investments.... (2,228,974)  (4,783,787)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 11,171,205  (18,807,240)
 Capital gain
   distribution.............         --    3,712,810
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  9,793,698  (18,594,300)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............  3,557,028   13,765,338
 Death benefits.............    (49,281)     (54,329)
 Surrenders................. (4,244,699)  (4,946,488)
 Administrative expenses....   (153,422)     (91,597)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  4,332,502   (6,695,970)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  3,442,128    1,976,954
                             ----------  -----------
Increase (decrease) in
 net assets................. 13,235,826  (16,617,346)
Net assets at beginning
 of year.................... 59,746,091   76,363,437
                             ----------  -----------
Net assets at end of year... 72,981,917   59,746,091
                             ==========  ===========
Change in units (note 5):
 Units purchased............  5,225,900    6,631,753
 Units redeemed............. (4,754,008)  (6,278,678)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    471,892      353,075
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                  MFS(R) VARIABLE
                                  INSURANCE TRUST
                                    (CONTINUED)
                             ------------------------   ------------------------
                                                          OPPENHEIMER BALANCED
                             MFS(R) UTILITIES SERIES --        FUND/VA --
                               SERVICE CLASS SHARES        NON-SERVICE SHARES
                             ------------------------   -----------------------
                                                                               Y
                             ---------------------------------------------------
                                 2009          2008        2009         2008
                             -----------   -----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $ 1,086,002     3,459,114    (275,857)   1,102,984
 Net realized gain
   (loss) on investments....  (5,023,203)   (4,145,632) (4,522,691)  (3,478,166)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  12,797,176   (34,403,154)  8,203,545  (18,295,291)
 Capital gain
   distribution.............          --     6,709,699          --    2,242,000
                             -----------   -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   8,859,975   (28,379,973)  3,404,997  (18,428,473)
                             -----------   -----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     421,264     5,379,391      55,681      269,635
 Death benefits.............    (192,020)     (518,352)   (196,990)    (359,363)
 Surrenders.................  (3,330,568)   (7,265,533) (2,651,689)  (8,536,285)
 Administrative expenses....     (82,178)     (164,321)    (35,901)     (43,261)
 Capital contribution
   (withdrawal).............          --            --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (4,803,381)   (2,203,588) (1,359,075)  (3,160,358)
                             -----------   -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (7,986,883)   (4,772,403) (4,187,974) (11,829,632)
                             -----------   -----------  ----------  -----------
Increase (decrease) in
 net assets.................     873,092   (33,152,376)   (782,977) (30,258,105)
Net assets at beginning
 of year....................  35,664,495    68,816,871  20,717,868   50,975,973
                             -----------   -----------  ----------  -----------
Net assets at end of year... $36,537,587    35,664,495  19,934,891   20,717,868
                             ===========   ===========  ==========  ===========
Change in units (note 5):
 Units purchased............     394,441     1,717,640     194,365      247,332
 Units redeemed.............    (977,008)   (2,221,521)   (476,047)    (784,539)
                             -----------   -----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (582,567)     (503,881)   (281,682)    (537,207)
                             ===========   ===========  ==========  ===========


                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
                             -------------------------------------------------------------------------
                               OPPENHEIMER BALANCED     OPPENHEIMER CAPITAL      OPPENHEIMER CAPITAL
                                FUND/VA -- SERVICE      APPRECIATION FUND/VA    APPRECIATION FUND/VA
                                      SHARES           -- NON-SERVICE SHARES      -- SERVICE SHARES
                             -----------------------  -----------------------  ----------------------
                             EAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
                                2009         2008        2009         2008        2009        2008
                             ----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (678,970)     812,907    (451,358)    (887,650)   (129,729)   (191,312)
 Net realized gain
   (loss) on investments.... (4,048,814)  (4,639,902) (2,232,130)     800,335    (554,378)   (648,296)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 11,058,796  (22,056,335) 17,491,179  (39,111,844)  3,676,540  (6,250,398)
 Capital gain
   distribution.............         --    2,504,095          --           --          --          --
                             ----------  -----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  6,331,012  (23,379,235) 14,807,691  (39,199,159)  2,992,433  (7,090,006)
                             ----------  -----------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............  1,988,739    4,479,294     306,365       59,360     477,170     197,207
 Death benefits.............    (30,977)      50,215    (844,520)    (655,219)     (4,885)    (42,037)
 Surrenders................. (2,061,781)  (2,898,119) (4,607,739) (12,836,588)   (705,293) (1,109,437)
 Administrative expenses....    (85,939)     (65,256)    (74,800)     (90,666)    (28,656)    (32,306)
 Capital contribution
   (withdrawal).............         --           --          --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    414,930    2,011,262  (1,828,725)  (6,418,640)     74,525  (1,486,858)
                             ----------  -----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    224,972    3,577,396  (7,049,419) (19,941,753)   (187,139) (2,473,431)
                             ----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................  6,555,984  (19,801,839)  7,758,272  (59,140,912)  2,805,294  (9,563,437)
Net assets at beginning
 of year.................... 32,033,189   51,835,028  39,244,527   98,385,439   7,287,027  16,850,464
                             ----------  -----------  ----------  -----------  ----------  ----------
Net assets at end of year... 38,589,173   32,033,189  47,002,799   39,244,527  10,092,321   7,287,027
                             ==========  ===========  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............  2,684,648    3,584,748     117,326      337,310     426,236     635,344
 Units redeemed............. (2,587,581)  (2,956,938)   (514,478)  (1,208,560)   (409,239)   (827,364)
                             ----------  -----------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     97,067      627,810    (397,152)    (871,250)     16,997    (192,020)
                             ==========  ===========  ==========  ===========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             -------------------------
                               OPPENHEIMER CORE BOND
                                    FUND/VA --
                                NON-SERVICE SHARES
                             ------------------------

                             -------------------------
                                 2009         2008
                             -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (292,522)   1,423,745
 Net realized gain
   (loss) on investments....  (4,059,155)  (4,243,715)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   5,752,869  (13,666,441)
 Capital gain
   distribution.............          --           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   1,401,192  (16,486,411)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      36,827      126,061
 Death benefits.............    (337,595)    (478,418)
 Surrenders.................  (2,658,196)  (9,401,450)
 Administrative expenses....     (43,948)     (54,559)
 Capital contribution
   (withdrawal).............          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (900,505)  (2,318,662)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (3,903,417) (12,127,028)
                             -----------  -----------
Increase (decrease) in
 net assets.................  (2,502,225) (28,613,439)
Net assets at beginning
 of year....................  23,110,105   51,723,544
                             -----------  -----------
Net assets at end of year... $20,607,880   23,110,105
                             ===========  ===========
Change in units (note 5):
 Units purchased............     222,979      772,273
 Units redeemed.............    (570,085)  (1,447,651)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (347,106)    (675,378)
                             ===========  ===========

                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                             -------------------------------------------------------------------------------------------------------
                                OPPENHEIMER GLOBAL         OPPENHEIMER HIGH          OPPENHEIMER MAIN
                               SECURITIES FUND/VA --       INCOME FUND/VA --         STREET FUND/VA --
                                  SERVICE SHARES          NON-SERVICE SHARES          SERVICE SHARES
                             ------------------------  ------------------------  ------------------------
                                                        YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------------------
                                 2009         2008         2009         2008         2009         2008
                             -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     322,466      (96,390)    (100,942)   1,975,648     (126,831)     180,771
 Net realized gain
   (loss) on investments....  (3,744,133)  (3,143,372) (10,606,791)  (5,944,550)   1,346,164     (889,428)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  32,386,518  (46,035,381)  12,223,931  (23,779,224)  24,780,385  (18,361,958)
 Capital gain
   distribution.............   2,088,932    6,131,071           --           --           --    2,367,969
                             -----------  -----------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  31,053,783  (43,144,072)   1,516,198  (27,748,126)  25,999,718  (16,702,646)
                             -----------  -----------  -----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............   6,937,866    7,191,747        8,668       52,599   12,272,489    7,267,661
 Death benefits.............    (240,891)    (136,105)    (129,405)    (352,819)    (281,571)    (319,216)
 Surrenders.................  (7,657,929) (11,858,182)  (1,063,565)  (6,607,413)  (6,719,688)  (6,067,211)
 Administrative expenses....    (343,751)    (225,838)     (15,116)     (32,267)    (465,354)    (143,337)
 Capital contribution
   (withdrawal).............          --           --           --           --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (6,993,399)  15,229,373      250,666   (1,310,318)  (2,662,265)  54,594,811
                             -----------  -----------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (8,298,104)  10,200,995     (948,752)  (8,250,218)   2,143,611   55,332,708
                             -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................  22,755,679  (32,943,077)     567,446  (35,998,344)  28,143,329   38,630,062
Net assets at beginning
 of year....................  88,006,811  120,949,888    7,384,703   43,383,047   94,330,005   55,699,943
                             -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of year... 110,762,490   88,006,811    7,952,149    7,384,703  122,473,334   94,330,005
                             ===========  ===========  ===========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............   6,600,223    7,373,887      537,558      537,810   14,183,011   13,672,210
 Units redeemed.............  (7,211,839)  (4,368,089)    (680,340)    (835,548) (13,532,840)  (4,360,744)
                             -----------  -----------  -----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (611,616)   3,005,798     (142,782)    (297,738)     650,171    9,311,466
                             ===========  ===========  ===========  ===========  ===========  ===========

                             ---------------------------
                                 OPPENHEIMER MAIN
                             STREET SMALL CAP FUND/VA --
                                  SERVICE SHARES
                             --------------------------

                             ---------------------------
                                2009           2008
                              ----------   -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (378,204)      (493,535)
 Net realized gain
   (loss) on investments.... (3,275,795)   (14,266,728)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. 16,059,342    (15,401,150)
 Capital gain
   distribution.............         --      2,604,651
                              ----------   -----------
    Increase (decrease)
     in net assets from
     operations............. 12,405,343    (27,556,762)
                              ----------   -----------
From capital
 transactions (note 4):
 Net premiums...............  3,026,111     18,737,363
 Death benefits.............    (97,951)      (176,898)
 Surrenders................. (2,419,684)    (3,511,503)
 Administrative expenses....   (149,840)      (131,317)
 Capital contribution
   (withdrawal).............         --             --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (2,189,075)   (15,618,102)
                              ----------   -----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,830,439)      (700,457)
                              ----------   -----------
Increase (decrease) in
 net assets................. 10,574,904    (28,257,219)
Net assets at beginning
 of year.................... 34,360,527     62,617,746
                              ----------   -----------
Net assets at end of year... 44,935,431     34,360,527
                              ==========   ===========
Change in units (note 5):
 Units purchased............  3,818,492      9,453,306
 Units redeemed............. (3,867,148)    (9,725,757)
                              ----------   -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (48,656)      (272,451)
                              ==========   ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                             -----------------------------------------------

                                OPPENHEIMER MIDCAP          OPPENHEIMER
                                    FUND/VA --           MIDCAP FUND/VA --
                                NON-SERVICE SHARES         SERVICE SHARES
                             ------------------------  ---------------------

                             ------------------------------------------------
                                 2009         2008        2009       2008
                             -----------  -----------  ---------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (323,656)    (594,135)   (31,333)    (57,595)
 Net realized gain
   (loss) on investments....  (2,576,895)    (841,060)  (302,036)   (212,305)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   9,378,321  (24,862,400)   875,880  (2,074,939)
 Capital gain
   distribution.............          --           --         --          --
                             -----------  -----------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............   6,477,770  (26,297,595)   542,511  (2,344,839)
                             -----------  -----------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............      13,814       76,297     24,881      89,947
 Death benefits.............    (257,460)    (529,571)   (30,728)         --
 Surrenders.................  (2,483,711)  (6,860,382)  (211,414)   (423,053)
 Administrative expenses....     (40,936)     (49,087)    (5,824)     (8,733)
 Capital contribution
   (withdrawal).............          --           --         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (944,267)  (2,490,712)   (32,151)   (448,990)
                             -----------  -----------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (3,712,560)  (9,853,455)  (255,236)   (790,829)
                             -----------  -----------  ---------  ----------
Increase (decrease) in
 net assets.................   2,765,210  (36,151,050)   287,275  (3,135,668)
Net assets at beginning
 of year....................  23,782,668   59,933,718  2,008,523   5,144,191
                             -----------  -----------  ---------  ----------
Net assets at end of year... $26,547,878   23,782,668  2,295,798   2,008,523
                             ===========  ===========  =========  ==========
Change in units (note 5):
 Units purchased............      66,670      118,582     34,866      75,108
 Units redeemed.............    (292,085)    (571,188)   (65,518)   (143,971)
                             -----------  -----------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (225,415)    (452,606)   (30,652)    (68,863)
                             ===========  ===========  =========  ==========

                                                  PIMCO VARIABLE INSURANCE TRUST
                             -----------------------------------------------------------------------
                                                     FOREIGN BOND PORTFOLIO
                                                     (U.S. DOLLAR HEDGED) --  HIGH YIELD PORTFOLIO --
                             ALL ASSET PORTFOLIO --   ADMINISTRATIVE CLASS     ADMINISTRATIVE CLASS
                              ADVISOR CLASS SHARES           SHARES                   SHARES
                             ----------------------  ---------------------   ------------------------
                              YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
                                2009        2008        2009        2008         2009         2008
                             ----------  ----------  ---------   ----------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    507,639     611,967    633,872      107,811    6,620,361    4,703,878
 Net realized gain
   (loss) on investments....   (442,964) (2,047,841)    (4,098)    (115,071)  (3,122,176)  (5,236,032)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  1,518,061  (1,308,931)    67,495     (289,028)  26,546,820  (17,179,679)
 Capital gain
   distribution.............         --      25,534         --           --           --      254,587
                             ----------  ----------  ---------   ----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  1,582,736  (2,719,271)   697,269     (296,288)  30,045,005  (17,457,246)
                             ----------  ----------  ---------   ----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    328,026   1,004,144      2,735       28,013    5,196,781    3,973,218
 Death benefits.............     27,906     (13,736)   (39,107)    (199,355)    (427,478)    (622,263)
 Surrenders................. (1,644,002) (1,017,978)  (757,933)  (1,599,515)  (8,598,255)  (8,716,772)
 Administrative expenses....    (27,048)    (37,408)    (8,644)     (10,165)    (320,119)    (170,066)
 Capital contribution
   (withdrawal).............         --          --         --           --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    962,589  (2,757,783)   (43,789)    (768,541)  10,036,081   15,156,701
                             ----------  ----------  ---------   ----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   (352,529) (2,822,761)  (846,738)  (2,549,563)   5,887,010    9,620,818
                             ----------  ----------  ---------   ----------  -----------  -----------
Increase (decrease) in
 net assets.................  1,230,207  (5,542,032)  (149,469)  (2,845,851)  35,932,015   (7,836,428)
Net assets at beginning
 of year....................  9,607,181  15,149,213  5,500,926    8,346,777   77,571,929   85,408,357
                             ----------  ----------  ---------   ----------  -----------  -----------
Net assets at end of year... 10,837,388   9,607,181  5,351,457    5,500,926  113,503,944   77,571,929
                             ==========  ==========  =========   ==========  ===========  ===========
Change in units (note 5):
 Units purchased............    525,850   4,378,363     52,528      119,782    6,152,794    5,538,977
 Units redeemed.............   (580,827) (4,686,933)  (116,996)    (321,812)  (5,632,351)  (3,690,450)
                             ----------  ----------  ---------   ----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (54,977)   (308,570)   (64,468)    (202,030)     520,443    1,848,527
                             ==========  ==========  =========   ==========  ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                               PIMCO VARIABLE INSURANCE TRUST (CONTINUED)
                             ------------------------------------------------------------------------------
                                   LONG-TERM U.S.
                              GOVERNMENT PORTFOLIO --   LOW DURATION PORTFOLIO --  TOTAL RETURN PORTFOLIO --
                                   ADMINISTRATIVE             ADMINISTRATIVE            ADMINISTRATIVE
                                    CLASS SHARES               CLASS SHARES              CLASS SHARES
                             -------------------------  -------------------------  ------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------
                                 2009          2008         2009         2008          2009         2008
-                            ------------  -----------  -----------  ------------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  4,465,080    2,303,298   11,283,970     6,212,371   19,205,047   13,016,496
 Net realized gain
   (loss) on investments....    1,359,343    1,332,479      662,404    (6,022,244)   4,685,379    1,604,748
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  (13,732,834)   7,174,061    7,967,991   (10,683,162)  11,371,438   (7,664,083)
 Capital gain
   distribution.............    2,786,691      432,511    5,272,405     1,946,669    6,441,186    2,494,913
                             ------------  -----------  -----------  ------------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   (5,121,720)  11,242,349   25,186,770    (8,546,366)  41,703,050    9,452,074
                             ------------  -----------  -----------  ------------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    5,782,216   25,292,893   33,978,353   142,684,329   23,663,935   40,550,855
 Death benefits.............     (519,076)    (539,976)    (212,914)     (258,010)  (1,684,710)  (2,323,544)
 Surrenders.................   (9,970,716) (11,014,508) (14,472,819)  (12,177,082) (47,003,213) (48,283,715)
 Administrative expenses....     (261,877)    (194,609)  (1,145,539)     (543,113)  (1,106,713)    (667,370)
 Capital contribution
   (withdrawal).............           --           --           --            --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (2,404,809) (18,223,140)  43,515,076  (118,691,480)  66,966,515   25,495,486
                             ------------  -----------  -----------  ------------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   (7,374,262)  (4,679,340)  61,662,157    11,014,644   40,835,814   14,771,712
                             ------------  -----------  -----------  ------------  -----------  -----------
Increase (decrease) in
 net assets.................  (12,495,982)   6,563,009   86,848,927     2,468,278   82,538,864   24,223,786
Net assets at beginning
 of year....................   88,048,145   81,485,136  194,037,707   191,569,429  323,750,966  299,527,180
                             ------------  -----------  -----------  ------------  -----------  -----------
Net assets at end of year... $ 75,552,163   88,048,145  280,886,634   194,037,707  406,289,830  323,750,966
                             ============  ===========  ===========  ============  ===========  ===========
Change in units (note 5):
 Units purchased............    4,239,057   12,205,784   27,808,169    59,739,647   17,357,377   25,689,499
 Units redeemed.............   (4,485,042) (12,549,376) (21,995,941)  (58,744,852) (13,742,742) (23,836,362)
                             ------------  -----------  -----------  ------------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (245,985)    (343,592)   5,812,228       994,795    3,614,635    1,853,137
                             ============  ===========  ===========  ============  ===========  ===========

                              RYDEX VARIABLE TRUST     THE ALGER PORTFOLIOS
                             ----------------------  -----------------------

                                                         ALGER LARGE CAP
                                    NASDAQ --          GROWTH PORTFOLIO --
                                   100(R) FUND           CLASS I-2 SHARES
                             ----------------------  -----------------------

                             ------------------------------------------------
                                2009        2008        2009         2008
-                            ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (86,060)   (105,057)   (279,274)    (677,700)
 Net realized gain
   (loss) on investments....   (335,905)    (52,434) (2,514,747)  (1,020,323)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  2,731,933  (3,690,934) 15,945,547  (30,086,377)
 Capital gain
   distribution.............         --          --          --           --
                             ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  2,309,968  (3,848,425) 13,151,526  (31,784,400)
                             ----------  ----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      9,944     137,010      26,614      112,552
 Death benefits.............    (23,563) (1,509,756)   (467,978)    (516,583)
 Surrenders.................   (534,636)   (830,932) (3,577,715) (10,319,560)
 Administrative expenses....    (15,527)    (21,631)    (70,728)     (77,077)
 Capital contribution
   (withdrawal).............         --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    230,712   1,400,198    (945,975)  (2,782,495)
                             ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   (333,070)   (825,111) (5,035,782) (13,583,163)
                             ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets.................  1,976,898  (4,673,536)  8,115,744  (45,367,563)
Net assets at beginning
 of year....................  4,760,328   9,433,864  32,078,993   77,446,556
                             ----------  ----------  ----------  -----------
Net assets at end of year...  6,737,226   4,760,328  40,194,737   32,078,993
                             ==========  ==========  ==========  ===========
Change in units (note 5):
 Units purchased............  1,011,533   1,493,101     203,699      561,205
 Units redeemed............. (1,101,134) (1,804,167)   (730,311)  (1,692,892)
                             ----------  ----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (89,601)   (311,066)   (526,612)  (1,131,687)
                             ==========  ==========  ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               THE ALGER PORTFOLIOS
                                    (CONTINUED)                                        THE PRUDENTIAL SERIES FUND
                             ------------------------  ------------------------------------------------------------------------
                              ALGER SMALL CAP GROWTH     JENNISON 20/20 FOCUS                             NATURAL RESOURCES
                                   PORTFOLIO --              PORTFOLIO --       JENNISON PORTFOLIO --        PORTFOLIO --
                                 CLASS I-2 SHARES          CLASS II SHARES         CLASS II SHARES         CLASS II SHARES
                             ------------------------  -----------------------  ---------------------  -----------------------
                                                                           YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                 2009         2008        2009         2008        2009       2008        2009         2008
-                            -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (403,124)    (637,075)   (208,207)   2,242,969    (33,990)    (46,915)  4,400,535    5,363,846
 Net realized gain
   (loss) on investments....  (1,080,434)   2,088,139    (898,245) (23,849,398)  (126,841)    (59,764) (7,578,976)  (8,728,636)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  11,444,785  (28,796,154)  7,068,959   (4,616,129)   996,697  (1,289,691) 22,850,830  (23,129,479)
 Capital gain
   distribution.............          --      616,947          --           --         --          --          --           --
                             -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   9,961,227  (26,728,143)  5,962,507  (26,222,558)   835,866  (1,396,370) 19,672,389  (26,494,269)
                             -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      33,673       58,313     586,482   22,157,225     62,812     140,258   3,204,912   12,513,106
 Death benefits.............    (606,100)    (373,231)    (10,105)     (53,766)        30          --      (3,272)    (179,189)
 Surrenders.................  (2,962,252)  (8,545,091)   (765,111)  (2,225,268)  (106,050)   (289,742) (3,248,688)  (3,057,829)
 Administrative expenses....     (55,493)     (60,706)    (37,636)     (92,109)    (5,154)     (5,421)   (145,391)    (105,631)
 Capital contribution
   (withdrawal).............          --           --          --           --         --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............     101,665   (4,396,839)  3,485,090  (26,774,146)  (214,579)    412,811   5,483,748      988,417
                             -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (3,488,507) (13,317,554)  3,258,720   (6,988,064)  (262,941)    257,906   5,291,309   10,158,874
                             -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
Increase (decrease) in
 net assets.................   6,472,720  (40,045,697)  9,221,227  (33,210,622)   572,925  (1,138,464) 24,963,698  (16,335,395)
Net assets at beginning
 of year....................  25,618,495   65,664,192   9,979,184   43,189,806  2,331,245   3,469,709  26,571,716   42,907,111
                             -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
Net assets at end of year... $32,091,215   25,618,495  19,200,411    9,979,184  2,904,170   2,331,245  51,535,414   26,571,716
                             ===========  ===========  ==========  ===========  =========  ==========  ==========  ===========
Change in units (note 5):
 Units purchased............     422,658      759,711   1,070,968    9,491,185     36,408     146,619   3,783,626    5,262,163
 Units redeemed.............    (842,155)  (1,950,500)   (863,784) (11,448,976)   (76,934)   (111,905) (3,561,675)  (3,936,800)
                             -----------  -----------  ----------  -----------  ---------  ----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (419,497)  (1,190,789)    207,184   (1,957,791)   (40,526)     34,714     221,951    1,325,363
                             ===========  ===========  ==========  ===========  =========  ==========  ==========  ===========


                             -------------------
                             SP INTERNATIONAL
                             GROWTH PORTFOLIO --
                              CLASS II SHARES
                             ------------------

                             -------------------
                               2009      2008
-                            -------   -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (215)   24,130
 Net realized gain
   (loss) on investments.... (57,640)   (5,299)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  60,201   (92,090)
 Capital gain
   distribution.............      --        --
                             -------   -------
    Increase (decrease)
     in net assets from
     operations.............   2,346   (73,259)
                             -------   -------
From capital
 transactions (note 4):
 Net premiums...............      --        --
 Death benefits.............      --        --
 Surrenders.................    (712)  (21,158)
 Administrative expenses....     (21)     (252)
 Capital contribution
   (withdrawal).............      --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (48,581)   (4,519)
                             -------   -------
    Increase (decrease)
     in net assets from
     capital transactions... (49,314)  (25,929)
                             -------   -------
Increase (decrease) in
 net assets................. (46,968)  (99,188)
Net assets at beginning
 of year....................  61,227   160,415
                             -------   -------
Net assets at end of year...  14,259    61,227
                             =======   =======
Change in units (note 5):
 Units purchased............      --     3,275
 Units redeemed.............  (7,413)   (5,760)
                             -------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (7,413)   (2,485)
                             =======   =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              THE PRUDENTIAL          THE UNIVERSAL
                                SERIES FUND       INSTITUTIONAL FUNDS,
                                (CONTINUED)               INC.                  VAN KAMPEN LIFE INVESTMENT TRUST
                             ------------------  ----------------------  ----------------------------------------------
                             SP PRUDENTIAL U.S.
                                 EMERGING           EQUITY AND INCOME        CAPITAL GROWTH
                             GROWTH PORTFOLIO --      PORTFOLIO --            PORTFOLIO --       COMSTOCK PORTFOLIO --
                              CLASS II SHARES        CLASS II SHARES        CLASS II SHARES         CLASS II SHARES
                             ------------------  ----------------------  ---------------------  -----------------------
                                                              YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------
                               2009      2008       2009        2008        2009       2008        2009         2008
-                            -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (210)    2,978       89,008      96,864    (98,022)   (114,371)  1,367,504    1,136,165
 Net realized gain
   (loss) on investments....  (2,859)      (25)    (609,967) (1,072,825)  (357,630)    259,611  (7,129,394) (30,908,764)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   7,577   (11,065)   2,604,262  (1,878,975) 3,528,200  (5,354,699) 17,658,659  (28,335,786)
 Capital gain
   distribution.............      --        --           --     228,793         --          --          --    5,528,592
                             -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   4,508    (8,112)   2,083,303  (2,626,143) 3,072,548  (5,209,459) 11,896,769  (52,579,793)
                             -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      --        --      721,916   4,112,706     80,390     133,704   1,091,649   29,401,102
 Death benefits.............      --        --           --          --    (24,587)    (25,908)   (287,143)    (374,225)
 Surrenders.................      --      (139)    (382,686)   (341,808)  (500,464)   (789,692) (4,780,702)  (8,831,960)
 Administrative expenses....     (47)      (46)     (35,024)    (11,473)   (19,780)    (25,780)   (154,527)    (278,739)
 Capital contribution
   (withdrawal).............      --        --           --          --         --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............     214     2,095    1,225,929     951,038    116,183    (542,353) (4,277,531) (47,034,981)
                             -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...     167     1,910    1,530,135   4,710,463   (348,258) (1,250,029) (8,408,254) (27,118,803)
                             -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
Increase (decrease) in
 net assets.................   4,675    (6,202)   3,613,438   2,084,320  2,724,290  (6,459,488)  3,488,515  (79,698,596)
Net assets at beginning
 of year....................  16,208    22,410    9,169,797   7,085,477  4,972,081  11,431,569  51,764,151  131,462,747
                             -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
Net assets at end of year... $20,883    16,208   12,783,235   9,169,797  7,696,371   4,972,081  55,252,666   51,764,151
                             =======   =======   ==========  ==========  =========  ==========  ==========  ===========
Change in units (note 5):
 Units purchased............     441       261    2,190,348   1,896,522    317,807     168,370   1,552,095   13,886,556
 Units redeemed.............    (577)      (16)  (1,990,310) (1,380,207)  (357,650)   (288,754) (2,399,772) (17,867,142)
                             -------   -------   ----------  ----------  ---------  ----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (136)      245      200,038     516,315    (39,843)   (120,384)   (847,677)  (3,980,586)
                             =======   =======   ==========  ==========  =========  ==========  ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2009

(1)DESCRIPTION OF ENTITY

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-end mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, they may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. Nonetheless, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed the liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On April 27, 2009, both J.P.Morgan Series Trust II -- JPMorgan Bond Portfolio and JPMorgan Insurance Trust -- JPMorgan Insurance Trust Government Bond Portfolio -- Class 1 were liquidated and the cash was reinvested in JPMorgan Insurance Trust -- JPMorgan Insurance Trust Core Bond Portfolio -- Class 1; J.P.Morgan Series Trust II -- JPMorgan International Equity Portfolio was liquidated and the cash was reinvested in JPMorgan Insurance Trust -- JPMorgan Insurance Trust International Equity Portfolio; J.P.Morgan Series Trust II -- JPMorgan Mid Cap Value Portfolio was liquidated and the cash was reinvested in JPMorgan Insurance Trust -- JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1; J.P.Morgan Series Trust II -- JPMorgan Small Company Portfolio was liquidated and the cash was reinvested in JPMorgan Insurance Trust -- JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1; and J.P.Morgan Series Trust II -- JPMorgan U.S. Large Cap Core Equity Portfolio was liquidated and the cash was reinvested in JPMorgan Insurance Trust -- JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1.

   The following Portfolios are not available to contracts issued on or after January 5, 2009:

Franklin Templeton Variable Insurance products Trust --      Franklin Templeton Variable Insurance products Trust --
  Franklin Income Securities Fund -- Class 2 Shares            Franklin Templeton VIP Founding Funds Allocation Fund --
                                                               Class 2 Shares

   Effective September 8, 2008, the following Portfolios were added to the Separate Account:

Genworth Variable Insurance Trust -- Genworth Calamos        Genworth Variable Insurance Trust -- Genworth Columbia Mid
  Growth Fund -- Service Shares                                Cap Value Fund -- Service Shares

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009


Genworth Variable Insurance Trust -- Genworth Davis NY       Genworth Variable Insurance Trust -- Genworth Putnam
  Venture Fund -- Service Shares                               International Capital Opportunities Fund -- Service Shares
Genworth Variable Insurance Trust -- Genworth Eaton Vance    Genworth Variable Insurance Trust -- Genworth Thornburg
  Large Cap Value Fund -- Service Shares                       International Value Fund -- Service Shares
Genworth Variable Insurance Trust -- Genworth Legg Mason     Genworth Variable Insurance Trust -- Genworth Goldman Sachs
  ClearBridge Aggressive Growth Fund - Service Shares          Enhanced Core Bond Index Fund -- Service Shares (formerly
Genworth Variable Insurance Trust -- Genworth PIMCO            Genworth Western Asset Management Core Plus Fixed Income
  StocksPLUS Fund - Service Shares                             Fund)

   The following Portfolios were not available as investment options for contracts issued on or after September 8, 2008:

AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund    Legg Mason Partners Variable Equity Trust -- Legg Mason
  -- Series II Shares                                          ClearBridge Variable Aggressive Growth Portfolio -- Class
BlackRock Variable Series Funds, Inc. -- BlackRock Large       II
  Cap Growth V.I. Fund -- Class III Shares                   Legg Mason Partners Variable Equity Trust -- Legg Mason
GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares    ClearBridge Variable Fundamental Value Portfolio -- Class
GE Investments Funds, Inc. -- Mid-Cap Equity Fund -- Class     I
  1 Shares                                                   MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust
GE Investments Funds, Inc. -- Premier Growth Equity Fund --    Series -- Service Class Shares
  Class 1 Shares                                             Oppenheimer Variable Account Funds -- Oppenheimer MidCap
GE Investments Funds, Inc. -- S&P 500(R) Index Fund            Fund/VA -- Service Shares
                                                             Rydex Variable Trust -- NASDAQ 100(R) Fund

   As of December 31, 2009, The Prudential Series Fund -- Equity Portfolio -- Class II Shares was available as an investment option under the contract, but not shown on the statements due to not having any activity from January 1, 2008 through December 31, 2009.

   All designated Portfolios listed above are series type mutual funds.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) BASIS OF PRESENTATION

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

  (B) INVESTMENTS

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account uses market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009


   VALUATION INPUTS: Various inputs are used to determine the value of the fund's investments. These inputs are summarized in the three broad levels listed below:

  .  LEVEL 1 -- quoted prices in active markets for identical securities.

  . LEVEL 2 -- observable inputs other than Level 1 quote prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

  .  LEVEL 3 -- unobservable inputs

   The investments of the Separate Accounts are measured at fair value on a recurring basis. All the investments are categorized as Level 1 as of December 31, 2009.

   Purchases and redemptions of investments are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (C) UNIT CLASSES

   There are several unit classes of subaccounts based on the annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in footnote (4)(a) below. Form numbers P1140, P1142, P1143, P1150, P1152, P1153 and P1611 are no longer available for sale, although additional purchase payments may still be accepted under the terms of the contracts.

  (D) FEDERAL INCOME TAXES

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (E) PAYMENTS DURING ANNUITIZATION

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Protection Annuity rider option. Under this rider option, the assumed investment rate is 4%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (F) SUBSEQUENT EVENTS

   The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009


(3)PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2009 were:

                                                     COST OF     PROCEEDS
                                                      SHARES       FROM
FUND/PORTFOLIO                                       ACQUIRED   SHARES SOLD
--------------                                     ------------ ------------
AIM Variable Insurance Funds
  AIM V.I. Basic Value Fund--Series II shares..... $  2,157,671 $  3,874,565
  AIM V.I. Capital Appreciation Fund -- Series I
   shares.........................................    1,077,901    2,850,675
  AIM V.I. Capital Development Fund -- Series I
   shares.........................................           --       12,371
  AIM V.I. Core Equity Fund -- Series I shares....    1,545,018    4,316,217
  AIM V.I. Global Real Estate Fund -- Series II
   shares.........................................    1,717,153    1,770,471
  AIM V.I. Government Securities Fund -- Series I
   shares.........................................          614       20,008
  AIM V.I. International Growth Fund -- Series II
   shares.........................................   55,093,005   55,022,876
  AIM V.I. Large Cap Growth Fund -- Series I
   shares.........................................        4,415       16,630
  AIM V.I. Technology Fund -- Series I shares.....           --           86
  AIM V.I. Utilities Fund -- Series I shares......          152          969
AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Balanced Wealth Strategy
   Portfolio -- Class B...........................   32,755,193   27,926,517
  AllianceBernstein Global Thematic Growth
   Portfolio -- Class B...........................    3,555,386    2,148,873
  AllianceBernstein Growth and Income Portfolio
   -- Class B.....................................   15,643,194   27,006,167
  AllianceBernstein International Value Portfolio
   -- Class B.....................................   74,151,443   78,351,781
  AllianceBernstein Large Cap Growth Portfolio --
   Class B........................................    1,232,506    4,248,503
  AllianceBernstein Small Cap Growth Portfolio --
   Class B........................................    1,894,739    2,611,808
American Century Variable Portfolios II, Inc.
  VP Inflation Protection Fund -- Class II........  145,058,486  110,036,258
American Century Variable Portfolios, Inc.
  VP Income & Growth Fund -- Class I..............       58,167       18,128
  VP International Fund -- Class I................   11,474,989   11,859,727
  VP Ultra(R) Fund -- Class I.....................       15,035        8,106
  VP Value Fund -- Class I........................      435,469      436,136
BlackRock Variable Series Funds, Inc.
  BlackRock Basic Value V.I. Fund -- Class III
   Shares.........................................    2,696,832    3,297,634
  BlackRock Global Allocation V.I. Fund -- Class
   III Shares.....................................  396,077,961  343,638,240
  BlackRock Large Cap Growth V.I. Fund -- Class
   III Shares.....................................      709,461      673,196
  BlackRock Value Opportunities V.I. Fund --
   Class III Shares...............................    1,709,778    1,990,600
Columbia Funds Variable Insurance Trust I
  Columbia Marsico Growth Fund, Variable Series
   -- Class A.....................................    6,285,517    9,851,314
  Columbia Marsico International Opportunities
   Fund, Variable Series -- Class B...............   45,820,092   53,148,999
DWS Variable Series II
  DWS Dreman Small Mid Cap Value VIP -- Class B
   Shares.........................................        8,490       10,599
  DWS Strategic Value VIP -- Class B Shares.......       17,210       17,705
  DWS Technology VIP -- Class B Shares............           49          658
Dreyfus
  Dreyfus Investment Portfolios MidCap Stock
   Portfolio -- Initial Shares....................        6,611       27,955
  Dreyfus Variable Investment Fund -- Money
   Market Portfolio...............................    2,734,433    3,058,406
  The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares.........................       69,928      328,904

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                      COST OF     PROCEEDS
                                                       SHARES       FROM
FUND/PORTFOLIO                                        ACQUIRED   SHARES SOLD
--------------                                      ------------ ------------
Eaton Vance Variable Trust
  VT Floating -- Rate Income Fund.................. $ 61,064,024 $ 54,182,034
  VT Worldwide Health Sciences Fund................    6,351,609    7,227,099
Evergreen Variable Annuity Trust
  Evergreen VA Omega Fund -- Class 2...............   12,385,221    7,080,103
Federated Insurance Series
  Federated Capital Income Fund II.................    1,650,085    2,754,095
  Federated Clover Value Fund II -- Primary Shares.      881,236    3,288,497
  Federated High Income Bond Fund II -- Primary
   Shares..........................................   11,875,912    9,362,164
  Federated High Income Bond Fund II -- Service
   Shares..........................................   29,508,571   27,076,099
  Federated Kaufmann Fund II -- Service Shares.....   28,399,455   31,330,013
Fidelity(R) Variable Insurance Products Fund
  VIP Asset ManagerSM Portfolio -- Initial Class...    3,899,768   12,311,471
  VIP Asset ManagerSM Portfolio -- Service Class 2.    7,529,066    9,021,465
  VIP Balanced Portfolio -- Service Class 2........   48,004,320   43,592,411
  VIP Contrafund(R) Portfolio -- Initial Class.....   12,295,743   37,765,310
  VIP Contrafund(R) Portfolio -- Service Class 2...   31,640,515   45,674,343
  VIP Dynamic Capital Appreciation Portfolio --
   Service Class 2.................................      657,771    1,209,665
  VIP Equity-Income Portfolio -- Initial Class.....    8,343,545   26,729,341
  VIP Equity-Income Portfolio -- Service Class 2...   15,476,663   25,641,400
  VIP Growth & Income Portfolio -- Initial Class...    2,451,674    7,167,360
  VIP Growth & Income Portfolio -- Service Class 2.    2,767,058    4,695,160
  VIP Growth Opportunities Portfolio -- Initial
   Class...........................................    1,488,740    2,342,784
  VIP Growth Portfolio -- Initial Class............    2,405,563   12,465,947
  VIP Growth Portfolio -- Service Class 2..........    6,596,686    8,345,823
  VIP Investment Grade Bond Portfolio -- Service
   Class 2.........................................   14,708,618    7,981,628
  VIP Mid Cap Portfolio -- Initial Class...........          560          866
  VIP Mid Cap Portfolio -- Service Class 2.........   19,384,024   37,835,712
  VIP Overseas Portfolio -- Initial Class..........    3,565,875    9,008,465
  VIP Value Strategies Portfolio -- Service Class
   2...............................................    4,462,945    3,883,268
Franklin Templeton Variable Insurance Products
  Trust
  Franklin Income Securities Fund -- Class 2
   Shares..........................................  484,594,503  543,828,411
  Franklin Large Cap Growth Securities Fund --
   Class 2 Shares..................................    1,834,830    1,942,202
  Franklin Templeton VIP Founding Funds
   Allocation Fund -- Class 2 Shares...............  109,028,545  129,740,709
  Mutual Shares Securities Fund -- Class 2 Shares..   70,589,525   63,421,119
  Templeton Foreign Securities Fund -- Class 1
   Shares..........................................    3,503,530    3,276,418
  Templeton Foreign Securities Fund -- Class 2
   Shares..........................................   12,238,816   12,481,310
  Templeton Global Asset Allocation Fund -- Class
   2 Shares........................................       10,185       40,500
  Templeton Global Bond Securities Fund -- Class
   1 Shares........................................    4,030,194    2,130,722
  Templeton Growth Securities Fund -- Class 2
   Shares..........................................    7,728,789    7,932,635
GE Investments Funds, Inc.
  Core Value Equity Fund -- Class 1 Shares.........    1,335,059    4,154,273
  Income Fund -- Class 1 Shares....................    8,780,328   19,588,101
  International Equity Fund -- Class 1 Shares......    1,720,150    4,885,655
  Mid-Cap Equity Fund -- Class 1 Shares............    6,364,263   23,076,406
  Money Market Fund................................  453,694,487  677,327,604
  Premier Growth Equity Fund -- Class 1 Shares.....    2,574,573   10,953,788

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                      COST OF     PROCEEDS
                                                       SHARES       FROM
FUND/PORTFOLIO                                        ACQUIRED   SHARES SOLD
--------------                                      ------------ ------------
  Real Estate Securities Fund -- Class 1 Shares.... $ 25,337,385 $ 31,633,169
  S&P 500(R) Index Fund............................   21,940,709   48,356,940
  Small-Cap Equity Fund -- Class 1 Shares..........    7,058,398   16,028,063
  Total Return Fund -- Class 1 Shares..............  192,658,066  226,045,449
  Total Return Fund -- Class 3 Shares..............  679,208,220  663,854,208
  U.S. Equity Fund -- Class 1 Shares...............    3,320,552    8,800,626
Genworth Variable Insurance Trust
  Genworth Calamos Growth Fund -- Service Shares...    3,431,592    1,809,777
  Genworth Columbia Mid Cap Value Fund -- Service
   Shares..........................................   27,102,438   26,240,996
  Genworth Davis NY Venture Fund -- Service Shares.    4,497,183    1,762,469
  Genworth Eaton Vance Large Cap Value Fund --
   Service Shares..................................   69,078,846   58,854,122
  Genworth Goldman Sachs Enhanced Core Bond Index
   Fund -- Service Shares..........................   82,443,614   60,734,103
  Genworth Legg Mason ClearBridge Aggressive
   Growth Fund -- Service Shares...................   79,896,267   77,179,554
  Genworth PIMCO StocksPLUS Fund -- Service Shares.  119,308,475  113,426,314
  Genworth Putnam International Capital
   Opportunities Fund -- Service Shares............   34,277,470   32,864,405
  Genworth Thornburg International Value Fund --
   Service Shares..................................   28,121,366   27,385,019
Goldman Sachs Variable Insurance Trust
  Goldman Sachs Growth and Income Fund.............    1,566,340    3,949,920
  Goldman Sachs Mid Cap Value Fund.................    6,131,893   20,991,167
J.P. Morgan Series Trust II
  JPMorgan Bond Portfolio..........................       23,123      279,958
  JPMorgan International Equity Portfolio..........       18,024       98,532
  JPMorgan Mid Cap Value Portfolio.................        9,415      132,540
  JPMorgan Small Company Portfolio.................          340       15,246
  JPMorgan U.S. Large Cap Core Equity Portfolio....          162        6,557
JPMorgan Insurance Trust
  JPMorgan Insurance Trust Balanced Portfolio --
   Class 1.........................................       44,465        9,773
  JPMorgan Insurance Trust Core Bond Portfolio --
   Class 1.........................................   15,711,711   13,750,676
  JPMorgan Insurance Trust Diversified Mid Cap
   Growth Portfolio -- Class 1.....................    1,392,041    1,460,750
  JPMorgan Insurance Trust Equity Index Portfolio
   -- Class 1......................................    3,569,462    3,567,193
  JPMorgan Insurance Trust Government Bond
   Portfolio -- Class 1............................    1,075,580    2,587,979
  JPMorgan Insurance Trust International Equity
   Portfolio.......................................      229,650      156,890
  JPMorgan Insurance Trust Intrepid Growth
   Portfolio -- Class 1............................    4,570,016    4,683,837
  JPMorgan Insurance Trust Intrepid Mid Cap
   Portfolio -- Class 1............................    2,193,977    2,242,199
  JPMorgan Insurance Trust Mid Cap Value
   Portfolio -- Class 1............................      342,820      228,862
  JPMorgan Insurance Trust Small Cap Core
   Portfolio -- Class 1............................       38,852       24,178
  JPMorgan Insurance Trust U.S. Equity Portfolio
   -- Class 1......................................    4,423,798    4,519,969
Janus Aspen Series
  Balanced Portfolio -- Institutional Shares.......   18,012,972   30,310,471
  Balanced Portfolio -- Service Shares.............  104,537,392   91,969,787
  Enterprise Portfolio -- Institutional Shares.....    2,575,744    9,334,107
  Enterprise Portfolio -- Service Shares...........      260,745    1,578,245
  Flexible Bond Portfolio -- Institutional Shares..   11,754,872    8,422,024
  Forty Portfolio -- Institutional Shares..........    5,116,281   13,649,447
  Forty Portfolio -- Service Shares................   88,380,008   91,951,710
  Global Life Sciences Portfolio -- Service Shares.    2,312,964    2,119,219
  Global Technology Portfolio -- Service Shares....    3,181,817    3,728,231

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                      COST OF     PROCEEDS
                                                       SHARES       FROM
FUND/PORTFOLIO                                        ACQUIRED   SHARES SOLD
--------------                                      ------------ ------------
  Janus Portfolio -- Institutional Shares.......... $  2,532,247 $ 10,935,748
  Janus Portfolio -- Service Shares................      439,326    1,592,274
  Overseas Portfolio -- Institutional Shares.......   17,038,460   24,249,988
  Overseas Portfolio -- Service Shares.............      801,884    3,232,132
  Research Core Portfolio -- Institutional Shares..            7        9,517
  Worldwide Portfolio -- Institutional Shares......    3,230,683   12,598,553
  Worldwide Portfolio -- Service Shares............      687,074    1,939,662
Legg Mason Partners Variable Equity Trust
  Legg Mason ClearBridge Variable Aggressive
   Growth Portfolio -- Class II....................    1,196,418    2,476,376
  Legg Mason ClearBridge Variable Equity Income
   Builder Portfolio -- Class I....................      820,788    1,493,910
  Legg Mason ClearBridge Variable Equity Income
   Builder Portfolio -- Class II...................    5,829,430    5,934,136
  Legg Mason ClearBridge Variable Fundamental
   Value Portfolio -- Class I......................    1,308,727    2,496,013
  Legg Mason ClearBridge Variable Investors
   Portfolio -- Class I............................    1,338,028    4,147,851
Legg Mason Partners Variable Income Trust
  Legg Mason Western Asset Variable Strategic
   Bond Portfolio -- Class I.......................    3,109,453    5,422,453
MFS(R) Variable Insurance Trust
  MFS(R) Investors Growth Stock Series -- Service
   Class Shares....................................    1,137,531    3,246,557
  MFS(R) Investors Trust Series -- Service Class
   Shares..........................................      619,622    2,430,390
  MFS(R) New Discovery Series -- Service Class
   Shares..........................................    8,479,022    8,489,285
  MFS(R) Strategic Income Series -- Service Class
   Shares..........................................    1,385,415    1,393,679
  MFS(R) Total Return Series -- Service Class
   Shares..........................................   46,119,958   41,862,910
  MFS(R) Utilities Series -- Service Class Shares..    6,205,616   13,723,564
Oppenheimer Variable Account Funds
  Oppenheimer Balanced Fund/VA -- Non-Service
   Shares..........................................    2,102,795    6,571,665
  Oppenheimer Balanced Fund/VA -- Service Shares...   16,757,035   17,161,303
  Oppenheimer Capital Appreciation Fund/VA --
   Non-Service Shares..............................    2,148,618    9,717,999
  Oppenheimer Capital Appreciation Fund/VA --
   Service Shares..................................    2,993,048    3,322,968
  Oppenheimer Core Bond Fund/VA -- Non-Service
   Shares..........................................    2,609,390    6,856,898
  Oppenheimer Global Securities Fund/VA --
   Service Shares..................................   52,389,245   58,336,636
  Oppenheimer High Income Fund/VA -- Non-Service
   Shares..........................................    2,612,023    3,655,751
  Oppenheimer Main Street Fund/VA -- Service
   Shares..........................................   97,184,658   95,194,907
  Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares..................................   27,689,888   29,571,109
  Oppenheimer MidCap Fund/VA -- Non-Service Shares.      700,360    4,776,654
  Oppenheimer MidCap Fund/VA -- Service Shares.....      296,901      579,491
PIMCO Variable Insurance Trust
  All Asset Portfolio -- Advisor Class Shares......    6,022,856    5,862,310
  Foreign Bond Portfolio (U.S. Dollar Hedged) --
   Administrative Class Shares.....................    1,408,988    1,657,367
  High Yield Portfolio -- Administrative Class
   Shares..........................................   72,194,469   59,871,932
  Long-Term U.S. Government Portfolio --
   Administrative Class Shares.....................   61,777,299   61,958,560
  Low Duration Portfolio -- Administrative Class
   Shares..........................................  321,687,151  243,092,029
  Total Return Portfolio -- Administrative Class
   Shares..........................................  256,186,931  189,632,337
Rydex Variable Trust
  NASDAQ-100(R) Fund...............................    3,764,286    4,145,334
The Alger Portfolios
  Alger Large Cap Growth Portfolio -- Class I-2
   Shares..........................................    2,330,155    7,698,769
  Alger Small Cap Growth Portfolio -- Class I-2
   Shares..........................................    3,687,583    7,580,928

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                                    COST OF     PROCEEDS
                                                     SHARES       FROM
FUND/PORTFOLIO                                      ACQUIRED   SHARES SOLD
--------------                                     ----------- -----------
The Prudential Series Fund
  Jennison 20/20 Focus Portfolio -- Class II
   Shares......................................... $11,673,526 $ 8,628,684
  Jennison Portfolio -- Class II Shares...........     391,207     687,329
  Natural Resources Portfolio -- Class II Shares..  48,019,595  38,204,512
  SP International Growth Portfolio -- Class II
   Shares.........................................         160      49,692
  SP Prudential U.S. Emerging Growth Portfolio --
   Class II Shares................................       4,813       4,855
The Universal Institutional Funds, Inc.
  Equity and Income Portfolio -- Class II Shares..  16,409,350  14,841,952
Van Kampen Life Investment Trust
  Capital Growth Portfolio -- Class II Shares.....   2,347,011   2,797,758
  Comstock Portfolio -- Class II Shares...........  12,858,247  19,924,333

(4)RELATED PARTY TRANSACTIONS

  (A) GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Footnote (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account.

 MORTALITY AND EXPENSE RISK CHARGE      0.40% -- 2.4% of the daily value of
 (INCLUDING BENEFIT RIDERS)             the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 ADMINISTRATIVE CHARGE                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

 ANNUAL ADMINISTRATIVE CHARGE           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 SURRENDER CHARGE                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (B) ACCRUED EXPENSES PAYABLE TO AFFILIATE

   Charges and deductions made under the contracts for services and benefits unpaid at year end are accrued and payable to GLAIC.

  (C) CAPITALIZATION

   Affiliates of the Separate Account have capitalized certain portfolios of Genworth Variable Insurance Trust.

  (D) BONUS CREDIT

   For contract P1152, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits.

  (E) CAPITAL BROKERAGE CORPORATION

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulation Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies and certain guaranteed income annuity contracts issued by GLAIC. CBC also serves as distributor and principal underwriter for the Genworth Variable Insurance Trust. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

  (F) GENWORTH VARIABLE INSURANCE TRUST

   Genworth Variable Insurance Trust (the "Fund") is an open-end diversified management investment company. Genworth Financial Wealth Management ("GFWM") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Genworth Financial, Inc. GFWM currently serves as investment adviser to the Fund. As compensation for its services, GFWM is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate for the following series as follows: 0.75% for the Genworth Calamos Growth Fund -- Service Shares, 0.60% for the Genworth Columbia Mid Cap Value Fund -- Service Shares, 0.50% for the Genworth Davis NY Venture Fund -- Service Shares, 0.50% for the Genworth Eaton Vance Large Cap Value Fund -- Service Shares, 0.30% for the Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares, 0.45% for the Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares, 0.35% for the Genworth PIMCO StocksPLUS Fund -- Service Shares, 0.70% for the Genworth Putnam International Capital Opportunities Fund -- Service Shares and 0.65% for the Genworth Thornburg International Value Fund -- Service Shares.

(5)CAPITAL TRANSACTIONS

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2009 and 2008 are reflected in the Statements of Changes in Net Assets.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009


(6)FINANCIAL HIGHLIGHTS

   GLAIC offers several variable annuity products through the subaccounts that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended
December 31, 2009, 2008, 2007, 2006 and 2005 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products. For periods prior to 2006 the information is presented as a range of minimum and maximum values, however, such information is exclusive and independent for each column, and there is no intentional relationship among and between the ranges of values presented for contract expense rate, unit fair value and total return.
Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2009 and were available to contract owners during 2009.

                                EXPENSES AS A                            NET
                                 % OF AVERAGE                           ASSETS
                                NET ASSETS (1)   UNITS     UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                -------------- --------- -------------- ------ -------------- --------------------
AIM Variable Insurance Funds
 AIM V.I. Basic Value Fund --
   Series II shares
   2009........................ 1.45% to 2.30% 1,244,958 11.24 to  7.78 13,225     1.21%        45.60% to   44.34%
   2008........................ 1.45% to 2.30% 1,471,353  7.72 to  5.39 10,642     2.32%      (52.60)% to (53.01)%
   2007........................ 1.45% to 2.30% 1,659,393 16.29 to 11.47 25,722     0.36%       (0.11)% to  (0.98)%
   2006........................ 1.45% to 2.30% 1,909,128 16.31 to 11.58 29,813     0.41%        11.31% to   10.35%
   2005........................ 1.45% to 2.30% 1,925,238 14.65 to 10.50 27,322     0.49%         8.28% to    3.12%
 AIM V.I. Capital Appreciation
   Fund -- Series I shares
   2009........................ 0.75% to 2.10% 2,055,902  5.62 to  8.16 12,020     0.62%        20.17% to   18.54%
   2008........................ 0.75% to 2.10% 2,405,091  4.68 to  6.89 11,716     0.00%      (42.92)% to (43.70)%
   2007........................ 0.75% to 2.10% 3,057,845  8.19 to 12.23 25,929     0.00%        11.17% to    9.65%
   2006........................ 0.75% to 2.30% 3,971,594  7.37 to 11.01 30,220     0.06%         5.51% to    3.86%
   2005........................ 0.75% to 2.10% 3,102,434 13.83 to  6.53 22,640     0.06%        15.23% to    6.56%
 AIM V.I. Capital Development
   Fund -- Series I shares
   2009........................ 0.75% to 0.75%       507 11.96 to 11.96      6     0.00%        41.30% to   41.30%
   2008........................ 0.75% to 0.75%     2,002  8.47 to  8.47     17     1.66%      (47.42)% to (47.42)%
   2007........................ 0.75% to 0.75%     1,328 16.10 to 16.10     21     3.05%        10.01% to   10.01%
   2006........................ 0.75% to 0.75%     1,195 14.64 to 14.64     17     0.12%        15.65% to   15.65%
   2005........................ 0.75% to 0.75%       974 12.66 to 12.66     12     0.00%         8.79% to    8.79%
 AIM V.I. Core Equity Fund --
   Series I shares
   2009........................ 0.75% to 2.30% 1,515,620  8.95 to  9.71 15,053     1.76%        27.34% to   25.35%
   2008........................ 0.75% to 2.30% 1,854,854  7.03 to  7.75 14,617     2.07%      (30.67)% to (31.75)%
   2007........................ 0.75% to 2.30% 2,208,336 10.14 to 11.35 25,386     1.02%         7.30% to    5.62%
   2006........................ 0.75% to 0.75% 2,749,575  9.45 to  9.45 29,700     0.81%        15.83% to   15.83%
   2005........................ 0.75% to 0.75%       283  8.16 to  8.16      2     0.84%         4.52% to    4.52%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                EXPENSES AS A                            NET
                                 % OF AVERAGE                           ASSETS
                                NET ASSETS (1)   UNITS     UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                -------------- --------- -------------- ------ -------------- --------------------
 AIM V.I. Global Real Estate
   Fund -- Series II shares
   2009........................ 1.45% to 2.20%    43,366 10.53 to  6.09    396      0.00%       29.20% to   28.21%
   2008........................ 1.45% to 2.20%    47,714  8.15 to  4.75    339     15.03%     (45.52)% to (45.94)%
   2007........................ 1.45% to 2.20%    17,946 14.96 to 11.71    242     10.30%      (7.14)% to  (7.85)%
   2006........................ 1.45% to 2.05%     2,948 16.11 to 14.94     47      2.29%       40.18% to   39.33%
   2005........................ 1.45% to 1.45%       608 11.49 to 11.49      7      2.92%       14.89% to   14.89%
 AIM V.I. Government
   Securities Fund --
   Series I shares
   2009........................ 0.75% to 0.75%       183 14.88 to 14.88      3      4.44%      (0.61)% to  (0.61)%
   2008........................ 0.75% to 0.75%     1,504 14.97 to 14.97     22      4.17%       11.47% to   11.47%
   2007........................ 0.75% to 0.75%     1,558 13.43 to 13.43     21      5.18%        5.54% to    5.54%
   2006........................ 0.75% to 0.75%     1,223 12.72 to 12.72     16      7.79%        2.78% to    2.78%
   2005........................ 0.75% to 0.75%       945 12.38 to 12.38     12      3.28%        0.90% to    0.90%
 AIM V.I. International Growth
   Fund -- Series II shares
   2009........................ 1.45% to 2.55% 6,644,958 13.65 to  7.88 67,967      1.42%       32.96% to   31.47%
   2008........................ 1.45% to 2.55% 6,349,635 10.27 to  5.99 51,090      0.49%     (41.39)% to (42.05)%
   2007........................ 1.45% to 2.55% 5,648,638 17.52 to 10.34 89,441      0.47%       12.75% to    5.07%
   2006........................ 1.45% to 2.30% 2,947,792 15.54 to 13.39 43,431      1.38%       26.03% to   24.95%
   2005........................ 1.45% to 2.30% 1,071,925 12.33 to 10.72 13,152      1.31%       18.94% to    7.20%
 AIM V.I. Large Cap Growth
   Fund -- Series I shares
   2009........................ 1.45% to 2.05%       665  8.78 to  8.59      6      0.17%       24.17% to   23.41%
   2008........................ 1.45% to 1.45%     2,501  7.07 to  7.07     18      0.01%     (39.18)% to (39.18)%
   2007........................ 1.45% to 1.45%     2,692 11.63 to 11.63     31      0.03%       13.96% to   13.96%
   2006........................ 1.45% to 2.20%     2,805 10.20 to 10.15     29      0.22%        2.03% to    1.51%
   2005........................ 1.45% to 1.45%       312 12.36 to 12.36      4      0.72%        2.00% to    2.00%
 AIM V.I. Technology Fund --
   Series I shares
   2009........................ 0.75% to 0.75%     3,240  3.05 to  3.05     10      0.00%       56.18% to   56.18%
   2008........................ 0.75% to 0.75%     3,253  1.95 to  1.95      6      0.00%     (44.92)% to (44.92)%
   2007........................ 0.75% to 0.75%     3,184  3.55 to  3.55     11      0.00%        6.89% to    6.89%
   2006........................ 0.75% to 0.75%     3,165  3.32 to  3.32     11      0.00%        9.66% to    9.66%
   2005........................ 0.75% to 0.75%     3,126  3.03 to  3.03      9      0.00%        1.41% to    1.41%
 AIM V.I. Utilities Fund --
   Series I shares
   2009........................ 0.75% to 0.75%       279  9.82 to  9.82      3      4.76%       14.07% to   14.07%
   2008........................ 0.75% to 0.75%       404  8.61 to  8.61      3      3.05%     (32.86)% to (32.86)%
   2007........................ 0.75% to 0.75%       290 12.82 to 12.82      4      2.00%       19.73% to   19.73%
   2006........................ 0.75% to 0.75%       817 10.71 to 10.71      9      3.28%       24.52% to   24.52%
   2005........................ 0.75% to 0.75%       796  8.60 to  8.60      7      2.38%       15.96% to   15.96%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              EXPENSES AS A                             NET
                               % OF AVERAGE                            ASSETS
                              NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                              -------------- ---------- -------------- ------- -------------- --------------------
AllianceBernstein Variable
  Products Series Fund, Inc.
 AllianceBernstein Balanced
   Wealth Strategy
   Portfolio -- Class B
   2009...................... 1.45% to 2.55%  3,039,389  8.60 to  8.38  25,460     0.82%        22.65% to   21.28%
   2008...................... 1.45% to 2.55%  2,363,636  7.01 to  6.91  16,167     3.18%      (31.22)% to (31.99)%
   2007...................... 1.45% to 2.55%    724,121 10.19 to 10.15   7,350     0.00%         5.66% to    4.49%
 AllianceBernstein Global
   Thematic Growth
   Portfolio -- Class B
   2009...................... 1.45% to 2.10%    506,727 13.75 to  9.63   6,577     0.00%        50.92% to   49.93%
   2008...................... 1.45% to 2.10%    352,242  9.11 to  6.42   3,098     0.00%      (48.23)% to (48.57)%
   2007...................... 1.45% to 2.10%    367,210 17.60 to 12.49   6,431     0.00%        18.15% to   17.36%
   2006...................... 1.45% to 2.30%    279,527 14.90 to 11.26   4,147     0.00%         6.81% to    5.90%
   2005...................... 1.45% to 2.10%    292,803 14.21 to 10.03   4,067     0.00%         2.15% to    1.48%
 AllianceBernstein Growth
   and Income Portfolio --
   Class B
   2009...................... 1.15% to 2.30%  6,922,845 11.71 to  8.37  68,933     3.49%        18.97% to   17.58%
   2008...................... 1.15% to 2.30%  8,422,022  9.84 to  7.12  70,944     4.34%      (41.38)% to (42.06)%
   2007...................... 1.15% to 2.30% 10,474,263 16.79 to 12.28 151,327     1.54%         3.65% to    2.44%
   2006...................... 1.15% to 2.30% 13,122,419 16.20 to 11.99 183,423     1.15%        15.64% to   14.30%
   2005...................... 1.15% to 2.30% 14,848,760 14.01 to 10.49 180,466     1.27%         6.20% to    2.30%
 AllianceBernstein
   International Value
   Portfolio -- Class B
   2009...................... 1.45% to 2.55% 11,097,457 10.22 to  5.86  87,523     1.12%        32.41% to   30.93%
   2008...................... 1.45% to 2.55% 11,076,363  7.72 to  4.47  68,474     2.08%      (53.96)% to (54.48)%
   2007...................... 1.45% to 2.55% 12,061,917 16.77 to  9.83 180,154     2.45%         4.04% to  (2.59)%
   2006...................... 1.45% to 2.30%  6,462,121 16.12 to 14.06  98,953     1.37%        33.17% to   32.02%
   2005...................... 1.45% to 2.30%  1,821,627 12.10 to 10.65  21,933     0.96%        18.49% to    6.50%
 AllianceBernstein Large Cap
   Growth Portfolio --
   Class B
   2009...................... 1.45% to 2.30%  2,483,124 12.21 to  9.27  16,764     0.00%        35.12% to   33.95%
   2008...................... 1.45% to 2.30%  2,968,259  9.03 to  6.92  14,864     0.00%      (40.69)% to (41.21)%
   2007...................... 1.45% to 2.30%  3,521,483 15.23 to 11.77  29,206     0.00%        11.96% to   10.99%
   2006...................... 1.45% to 2.30%  4,382,691 13.61 to 10.61  32,212     0.00%       (2.08)% to  (2.92)%
   2005...................... 1.45% to 2.30%  4,758,699 13.90 to  6.45  35,074     0.00%        13.18% to    9.26%
 AllianceBernstein Small Cap
   Growth Portfolio --
   Class B
   2009...................... 1.45% to 2.20%    725,939  7.90 to  7.68   5,848     0.00%        39.23% to   38.18%
   2008...................... 1.45% to 2.20%    791,595  5.67 to  5.56   4,590     0.00%      (46.41)% to (46.82)%
   2007...................... 1.45% to 1.70%  1,047,111 10.59 to 10.19  11,344     0.00%        12.04% to   11.75%
   2006...................... 1.50% to 1.70%    781,360  9.24 to  9.12   7,654     0.00%         8.85% to    8.63%
   2005...................... 1.50% to 1.70%    818,120 10.29 to  8.39   7,351     0.00%         3.29% to    3.08%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              EXPENSES AS A                             NET
                               % OF AVERAGE                            ASSETS
                              NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                              -------------- ---------- -------------- ------- -------------- --------------------
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection
   Fund -- Class II
   2009...................... 1.45% to 2.55% 11,759,735 11.34 to 10.84 128,852     1.88%         8.64% to    7.43%
   2008...................... 1.45% to 2.55%  8,364,576 10.44 to 10.09  84,952     1.46%       (3.03)% to  (4.11)%
   2007...................... 1.45% to 2.30%    387,959 10.76 to 10.61   4,157     4.68%         7.91% to    6.98%
   2006...................... 1.45% to 2.30%    389,505  9.97 to  9.92   3,877     3.38%         0.11% to  (0.75)%
   2005...................... 1.45% to 2.30%    170,088 10.00 to  9.91   1,693     3.74%         0.00% to  (0.89)%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth
   Fund -- Class I
   2009...................... 1.45% to 2.05%     14,396 12.11 to  8.55     150     4.35%        16.39% to   15.68%
   2008...................... 1.45% to 2.05%     10,530 10.40 to  7.39      88     2.00%      (35.54)% to (35.93)%
   2007...................... 1.45% to 2.05%      9,983 16.14 to 11.54     132     1.83%       (1.52)% to  (2.13)%
   2006...................... 1.45% to 2.05%      9,996 16.39 to 11.79     136     1.21%        15.39% to   14.69%
   2005...................... 1.45% to 1.50%      2,822 14.38 to 14.20      41     0.56%         3.12% to    3.07%
 VP International Fund --
   Class I
   2009...................... 1.45% to 2.20%    181,662 16.35 to  7.60   2,038     2.24%        31.83% to   30.82%
   2008...................... 1.45% to 2.20%    222,588 12.40 to  5.81   1,908     0.80%      (45.62)% to (46.04)%
   2007...................... 1.45% to 2.20%    205,260 22.80 to 12.42   3,331     0.58%        16.34% to   15.45%
   2006...................... 1.45% to 2.05%    111,161 19.60 to 13.06   1,556     0.06%        23.22% to   22.47%
   2005...................... 1.45% to 1.45%         60 15.91 to 15.91       1     0.00%        11.62% to   11.62%
 VP Ultra(R) Fund -- Class I
   2009...................... 1.45% to 2.05%      6,963 11.27 to  8.96      68     0.25%        32.53% to   31.72%
   2008...................... 1.45% to 2.05%      6,048  8.50 to  6.81      43     0.00%      (42.33)% to (42.68)%
   2007...................... 1.45% to 2.05%      4,990 14.74 to 11.87      62     0.00%        19.25% to   18.52%
   2006...................... 1.45% to 2.05%      5,745 12.36 to 10.02      60     0.00%       (4.67)% to  (5.25)%
   2005...................... 1.45% to 1.85%      3,944 13.00 to 10.94      44     0.00%         9.40% to    0.64%
 VP Value Fund -- Class I
   2009...................... 1.45% to 2.05%     14,765 13.50 to  9.60     197     5.51%         18.13% to  17.41%
   2008...................... 1.45% to 2.10%     16,009 11.43 to  7.43     176     7.26%      (27.84)% to (28.32)%
   2007...................... 1.45% to 2.10%     14,003 15.84 to 10.37     212     6.30%       (6.52)% to  (7.14)%
   2006...................... 1.45% to 2.05%     22,032 16.94 to 12.27     308     2.37%        16.94% to   16.23%
   2005...................... 1.45% to 1.45%      2,335 14.49 to 14.49      34     5.94%         3.51% to    3.51%
BlackRock Variable Series
  Funds, Inc.
 BlackRock Basic Value V.I.
   Fund -- Class III Shares
   2009...................... 1.45% to 2.30%  1,087,566 10.58 to  9.73  10,705     1.87%         28.97% to  27.86%
   2008...................... 1.45% to 2.30%  1,119,238  8.20 to  7.61   8,865     2.10%      (37.82)% to (38.36)%
   2007...................... 1.45% to 2.30%  1,229,722 13.19 to 12.34  16,049     2.41%         0.05% to  (0.82)%
   2006...................... 1.45% to 2.30%  1,008,415 13.18 to 12.44  13,161     4.05%        19.84% to   18.81%
   2005...................... 1.45% to 2.30%    524,088 11.00 to 10.47   5,730     0.39%         7.36% to    0.37%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                EXPENSES AS A                             NET
                                 % OF AVERAGE                            ASSETS
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- -------------- --------------------
 BlackRock Global Allocation
   V.I. Fund -- Class III
   Shares
   2009........................ 1.45% to 2.55% 42,888,160 13.78 to 10.08 466,813      2.02%       19.16% to   17.83%
   2008........................ 1.45% to 2.55% 37,014,846 11.56 to  8.55 343,978      2.67%     (20.84)% to (21.72)%
   2007........................ 1.45% to 2.55% 20,599,329 14.61 to 10.93 265,528      5.93%       15.05% to   14.10%
   2006........................ 1.45% to 2.30%  5,164,141 12.69 to 11.78  60,201      9.12%       14.72% to   13.74%
   2005........................ 1.45% to 2.20%     92,490 11.07 to 11.01   1,024      0.00%       10.65% to   10.09%
 BlackRock Large Cap
   Growth V.I. Fund --
   Class III Shares
   2009........................ 1.45% to 2.10%    316,268  9.64 to  9.29   3,034      0.38%       24.79% to   23.97%
   2008........................ 1.45% to 2.10%    310,603  7.73 to  7.49   2,390      0.26%     (41.75)% to (42.14)%
   2007........................ 1.45% to 2.10%    245,703 13.27 to 12.95   3,246      0.06%        6.49% to    5.79%
   2006........................ 1.45% to 2.30%    234,288 12.46 to 11.34   2,912      0.06%        5.34% to    4.43%
   2005........................ 1.45% to 2.10%    104,238 11.83 to 11.70   1,231      0.00%        8.87% to    8.16%
 BlackRock Value
   Opportunities V.I. Fund --
   Class III Shares
   2009........................ 1.45% to 2.30%    554,479  9.76 to  8.18   5,196      0.61%       26.21% to   25.12%
   2008........................ 1.45% to 2.30%    582,155  7.73 to  6.54   4,345      3.25%     (41.08)% to (41.59)%
   2007........................ 1.45% to 2.30%    575,082 13.12 to 11.20   7,408      5.34%      (2.59)% to  (3.43)%
   2006........................ 1.45% to 2.30%    543,167 13.47 to 11.59   7,200     47.14%       10.65% to    9.70%
   2005........................ 1.45% to 2.30%    374,763 12.17 to 10.57   4,539      1.51%       19.05% to    5.69%
Columbia Funds Variable
  Insurance Trust I
 Columbia Marsico Growth
   Fund, Variable Series --
   Class A
   2009........................ 1.45% to 2.30%  3,064,123 13.15 to  9.26  36,308      0.78%       24.83% to   23.75%
   2008........................ 1.45% to 2.30%  3,282,592 10.53 to  7.49  32,303      0.31%     (40.33)% to (40.84)%
   2007........................ 1.45% to 2.30%  4,177,012 17.65 to 12.65  71,729      0.08%       15.76% to   14.76%
   2006........................ 1.45% to 2.30%  3,884,022 15.25 to 11.03  57,287      0.00%        4.56% to    3.66%
   2005........................ 1.45% to 2.30%  3,682,302 14.58 to 10.64  52,570      0.00%       12.10% to    5.09%
 Columbia Marsico
   International Opportunities
   Fund, Variable Series --
   Class B
   2009........................ 1.45% to 2.55%  6,441,360 17.91 to  7.62  78,350      1.88%       35.95% to   34.43%
   2008........................ 1.45% to 2.55%  6,825,330 13.18 to  5.67  64,646     10.70%     (49.24)% to (49.80)%
   2007........................ 1.45% to 2.55%  6,718,136 25.96 to 11.29 141,978      1.86%       17.93% to   19.81%
   2006........................ 1.45% to 2.30%  5,251,780 22.01 to 13.42 101,186      1.34%       21.44% to   20.40%
   2005........................ 1.45% to 2.30%  3,229,809 18.12 to 11.15  55,310      1.00%       25.11% to   11.50%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                   EXPENSES AS A                          NET
                                    % OF AVERAGE                         ASSETS
                                   NET ASSETS (1)  UNITS    UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                   -------------- ------- -------------- ------ -------------- --------------------
DWS Variable Series II
 DWS Dreman Small Mid Cap
   Value VIP -- Class B Shares
   2009........................... 1.45% to 2.05%   4,256 18.85 to 10.42    73       1.63%       27.41% to   26.63%
   2008........................... 1.45% to 2.05%   4,267 14.80 to  8.23    59      10.33%     (34.64)% to (35.04)%
   2007........................... 1.45% to 2.05%   4,211 22.64 to 12.66    89       3.79%        1.17% to    0.55%
   2006........................... 1.45% to 2.05%   3,490 22.37 to 12.60    72       0.38%       22.79% to   22.05%
   2005........................... 1.45% to 1.45%     634 18.22 to 18.22    12       0.00%        8.19% to    8.19%
 DWS Strategic Value VIP --
   Class B Shares
   2009........................... 1.45% to 2.05%   9,106 11.17 to  7.52    81       4.30%       23.13% to   22.38%
   2008........................... 1.45% to 2.05%   9,267  9.07 to  6.14    67       7.12%     (46.94)% to (47.27)%
   2007........................... 1.45% to 2.05%   9,105 17.10 to 11.65   129       1.05%      (3.61)% to   (4.20%
   2006........................... 1.45% to 2.05%   8,948 17.74 to 12.16   133       0.85%       16.50% to   15.79%
   2005........................... 1.45% to 1.45%     558 15.23 to 15.23     9       1.37%        5.96% to    5.96%
 DWS Technology VIP -- Class B
   Shares
   2009........................... 1.45% to 1.50%     806 12.40 to 14.04    10       0.00%       57.61% to   57.53%
   2008........................... 1.45% to 1.50%     852  7.86 to  8.91     7       0.00%     (47.22)% to (47.25)%
   2007........................... 1.45% to 1.50%     792 14.90 to 16.90    12       0.00%       12.18% to   12.12%
   2006........................... 1.45% to 2.05%     759 13.28 to 10.46    10       0.00%      (1.02)% to  (1.62)%
   2005........................... 1.45% to 1.50%     289 15.23 to 13.42     4       0.07%        1.77% to    1.72%
Dreyfus
 Dreyfus Investment Portfolios
   MidCap Stock Portfolio --
   Initial Shares
   2009........................... 1.45% to 2.05%   7,278 12.76 to  8.53    86       1.37%       33.54% to   32.73%
   2008........................... 1.45% to 2.05%   9,473  9.56 to  6.43    86       7.20%     (41.29)% to (41.64)%
   2007........................... 1.45% to 2.05%   9,176 16.27 to 11.01   144       2.47%        0.02% to  (0.59)%
   2006........................... 1.45% to 2.05%  10,174 16.27 to 11.08   157       1.84%        6.19% to    5.55%
   2005........................... 1.45% to 1.85%   2,217 15.32 to 11.45    31       0.01%       14.55% to    7.59%
 Dreyfus Variable Investment
   Fund -- Money Market
   Portfolio
   2009........................... 1.45% to 2.20%  45,268 10.57 to  9.98   473       0.15%      (1.32)% to  (2.08)%
   2008........................... 1.45% to 2.05%  75,117 10.72 to 10.60   798       2.24%        1.05% to    0.44%
   2007........................... 1.45% to 2.20%  60,564 10.61 to 10.43   638       4.32%        3.30% to    2.51%
   2006........................... 1.45% to 2.05%  50,811 10.27 to 10.28   523       4.59%        3.09% to    2.46%
   2005........................... 1.45% to 1.85%  12,121 10.08 to  9.91   122       2.98%        1.18% to    0.76%
 The Dreyfus Socially Responsible
   Growth Fund, Inc. -- Initial
   Shares
   2009........................... 1.50% to 2.05% 612,680  5.92 to 10.00 3,642       0.96%       31.75% to   31.01%
   2008........................... 1.50% to 2.05% 668,346  4.49 to  7.63 3,015       0.76%     (35.41)% to (35.77)%
   2007........................... 1.50% to 2.05% 723,086  6.95 to 11.88 5,055       0.54%        6.16% to    5.56%
   2006........................... 1.45% to 2.05% 813,509 13.77 to 11.25 5,372       0.11%        7.62% to    6.97%
   2005........................... 1.50% to 1.70% 901,194  6.99 to  6.02 5,536       0.00%        2.07% to    1.86%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                  EXPENSES AS A                            NET
                                   % OF AVERAGE                           ASSETS
                                  NET ASSETS (1)   UNITS     UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                  -------------- --------- -------------- ------ -------------- --------------------
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2009.......................... 1.45% to 2.55% 5,811,349 11.18 to  9.75 62,369      4.81%       42.22% to   40.63%
   2008.......................... 1.45% to 2.55% 5,262,454  7.86 to  6.93 39,804      5.63%     (28.19)% to (28.99)%
   2007.......................... 1.45% to 2.55% 6,162,498 10.95 to  9.77 65,664      5.83%        0.14% to  (3.46)%
   2006.......................... 1.45% to 2.30% 4,295,739 10.94 to 10.34 46,744      5.79%        3.98% to    3.08%
   2005.......................... 1.45% to 2.20% 4,297,266 10.52 to 10.12 45,015      4.08%        2.36% to    1.16%
 VT Worldwide Health Sciences
   Fund
   2009.......................... 1.45% to 2.20%   600,861 13.51 to 11.16  8,226      2.33%        8.81% to    7.98%
   2008.......................... 1.45% to 2.20%   723,917 12.41 to 10.34  9,182      0.00%      (8.43)% to  (9.13)%
   2007.......................... 1.45% to 2.20%   757,721 13.56 to 11.38 10,454      0.00%        4.62% to    3.82%
   2006.......................... 1.45% to 2.30%   876,192 12.96 to 10.40 11,571      0.00%      (1.45)% to  (2.29)%
   2005.......................... 1.45% to 2.20%   890,740 14.69 to 10.28 11,959      0.00%       12.21% to    4.79%
Evergreen Variable Annuity Trust
 Evergreen VA Omega Fund --
   Class 2
   2009.......................... 1.45% to 1.95%   564,647 12.60 to 12.81  7,062      0.77%       41.50% to   40.79%
   2008.......................... 1.45% to 1.85%   140,721  8.90 to  8.73  1,250      0.00%     (28.46)% to (28.75)%
   2007.......................... 1.45% to 1.85%    85,037 12.44 to 12.26  1,055      0.25%       10.11% to    9.66%
   2006.......................... 1.45% to 2.30%    64,164 11.30 to 10.82    723      0.00%        4.17% to    3.27%
   2005.......................... 1.45% to 1.85%    44,801 10.85 to 10.78    486      0.02%        2.07% to    1.66%
Federated Insurance Series
 Federated Capital Income
   Fund II
   2009                           1.15% to 1.60%   721,714 17.61 to  8.79  9,640      6.32%       26.80% to   26.23%
   2008                           1.15% to 1.60%   855,909 13.89 to  6.96  9,050      6.06%     (21.30)% to (21.65)%
   2007                           1.15% to 1.60% 1,088,722 17.65 to  8.89 14,801      5.30%        2.83% to    2.37%
   2006                           1.15% to 1.60% 1,431,042 17.16 to  8.68 18,752      6.04%       14.32% to   13.80%
   2005                           1.15% to 1.60% 1,648,487 15.01 to  7.63 19,590      5.42%        5.07% to    4.59%
 Federated Clover Value Fund II
   -- Primary Shares
   2009.......................... 1.15% to 1.60% 1,228,187 14.59 to  7.40 13,862      2.77%       13.40% to   12.88%
   2008.......................... 1.15% to 1.60% 1,500,152 12.87 to  6.56 15,001      6.65%     (34.56)% to (34.85)%
   2007.......................... 1.15% to 1.60% 2,015,253 19.66 to 10.07 30,712      2.79%     (10.71)% to (11.12)%
   2006.......................... 1.15% to 1.60% 2,636,575 22.02 to 11.32 45,394      2.29%       15.47% to   14.95%
   2005.......................... 1.15% to 1.60% 3,421,019 19.07 to  9.85 51,833      1.59%        3.82% to    3.35%
 Federated High Income Bond
   Fund II -- Primary Shares
   2009.......................... 1.15% to 1.60% 1,496,563 23.22 to 13.75 26,825     10.21%       51.09% to   50.41%
   2008.......................... 1.15% to 1.60% 1,467,058 15.37 to  9.14 17,443     10.25%     (26.85)% to (27.18)%
   2007.......................... 1.15% to 1.60% 2,067,050 21.01 to 12.55 33,363      8.24%        2.23% to    1.77%
   2006.......................... 1.15% to 1.60% 2,734,643 20.55 to 12.33 43,511      9.06%        9.53% to    9.04%
   2005.......................... 1.15% to 1.60% 3,435,540 18.76 to 11.31 50,854      8.41%        1.48% to    1.02%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                 EXPENSES AS A                             NET
                                  % OF AVERAGE                            ASSETS
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- -------------- --------------------
 Federated High Income Bond
   Fund II -- Service Shares
   2009......................... 1.45% to 2.30%  2,322,730 14.59 to 11.84  33,936     9.28%        50.27% to   48.97%
   2008......................... 1.45% to 2.30%  2,234,174  9.71 to  7.94  21,881     9.67%      (27.17)% to (27.80)%
   2007......................... 1.45% to 2.30%  2,825,333 13.33 to 11.00  38,240     7.57%         1.68% to    0.80%
   2006......................... 1.45% to 2.30%  3,139,428 13.11 to 10.92  41,883     8.12%         8.97% to    8.03%
   2005......................... 1.45% to 2.30%  3,336,310 13.02 to 10.10  40,903     8.21%         3.95% to    0.03%
 Federated Kaufmann Fund II
   -- Service Shares
   2009......................... 1.45% to 2.55%  4,895,409 16.05 to  7.90  56,115     0.00%        27.23% to   25.81%
   2008......................... 1.45% to 2.55%  4,812,138 12.61 to  6.28  45,845     2.98%      (42.75)% to (43.39)%
   2007......................... 1.45% to 2.10%  2,613,449 22.03 to 15.47  56,888     1.73%        18.87% to   18.08%
   2006......................... 1.45% to 2.30%  2,729,349 18.54 to 11.88  49,853     0.60%        12.94% to   11.97%
   2005......................... 1.45% to 2.10%  2,598,587 16.41 to 11.67  42,072     0.00%        19.04% to    8.56%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM
   /Portfolio -- Initial Class
   2009......................... 1.15% to 1.60%  2,680,632 33.89 to 11.17  75,497     2.53%        27.63% to   27.05%
   2008......................... 1.15% to 1.60%  3,076,370 26.55 to  8.79  68,001     8.71%      (29.54)% to (29.86)%
   2007......................... 1.15% to 1.60%  3,723,741 37.69 to 12.54 116,426     6.07%        14.17% to   13.65%
   2006......................... 1.15% to 1.60%  4,607,975 33.01 to 11.03 125,274     2.85%         6.09% to    5.61%
   2005......................... 1.15% to 1.60%  5,612,856 31.12 to 10.45 145,425     2.89%         2.85% to    2.39%
 VIP Asset Manager/SM/
   Portfolio -- Service
   Class 2
   2009......................... 1.45% to 2.30%  1,751,372 11.29 to 10.62  19,260     2.18%        26.89% to   25.80%
   2008......................... 1.45% to 2.30%  1,874,666  8.90 to  8.44  16,286     8.68%      (29.94)% to (30.54)%
   2007......................... 1.45% to 2.30%  2,179,780 12.70 to 12.15  27,112     5.77%        13.50% to   12.51%
   2006......................... 1.45% to 2.30%  2,406,777 11.19 to 10.80  26,494     1.86%         5.59% to    4.68%
   2005......................... 1.45% to 2.30%  1,719,286 10.60 to 10.32  18,085     1.74%         5.68% to    1.50%
 VIP Balanced Portfolio --
   Service Class 2
   2009......................... 1.45% to 2.55%  6,966,166  9.88 to  8.69  65,552     2.15%        36.32% to   34.80%
   2008......................... 1.45% to 2.55%  6,416,955  7.25 to  6.45  44,795     2.82%      (35.10)% to (35.83)%
   2007......................... 1.45% to 2.55%  5,076,686 11.17 to 10.05  55,928     4.40%         7.13% to    0.71%
   2006......................... 1.45% to 2.45%  1,796,891 10.43 to 10.36  18,660     0.00%         4.30% to    3.60%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2009......................... 1.15% to 1.60%  7,029,385 38.01 to 12.70 154,027     1.38%        34.15% to   33.54%
   2008......................... 1.15% to 1.60%  8,530,894 28.33 to  9.51 138,791     0.98%      (43.18)% to (43.43)%
   2007......................... 1.15% to 1.60% 11,817,273 49.86 to 16.81 328,218     4.97%        16.23% to   15.70%
   2006......................... 1.15% to 1.60% 15,122,578 42.90 to 14.53 365,720     1.29%        10.44% to    9.94%
   2005......................... 1.15% to 1.60% 17,346,810 38.84 to 13.21 395,149     0.32%        15.60% to   15.08%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                 EXPENSES AS A                             NET
                                  % OF AVERAGE                            ASSETS
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- -------------- --------------------
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2009......................... 1.45% to 2.55% 11,477,898 15.48 to  8.09 139,161     1.18%        33.50% to   32.01%
   2008......................... 1.45% to 2.55% 12,610,294 11.59 to  6.13 116,786     0.73%      (43.52)% to (44.16)%
   2007......................... 1.45% to 2.55% 16,932,022 20.53 to 10.97 274,264     5.67%        15.59% to   14.76%
   2006......................... 1.45% to 2.30% 15,703,609 17.76 to 11.63 222,580     1.05%         9.82% to    8.88%
   2005......................... 1.45% to 2.20% 14,601,767 16.17 to 11.72 186,832     0.13%        18.64% to   14.21%
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2009......................... 1.45% to 1.85%    193,075 12.83 to 10.02   2,427     0.02%        33.82% to   33.28%
   2008......................... 1.45% to 1.85%    250,019  9.59 to  7.52   2,364     0.47%      (42.20)% to (42.43)%
   2007......................... 1.45% to 2.10%    260,341 16.59 to 12.94   4,276     5.22%         5.17% to    4.48%
   2006......................... 1.45% to 2.30%    318,324 15.77 to 12.06   4,966     0.25%        12.17% to   11.20%
   2005......................... 1.45% to 2.10%    272,005 14.06 to 11.11   3,783     0.00%        18.93% to   18.15%
 VIP Equity-Income Portfolio
   -- Initial Class
   2009......................... 1.15% to 1.60%  5,178,909 46.32 to  9.52 124,098     2.22%        28.71% to   28.13%
   2008......................... 1.15% to 1.60%  6,098,804 35.98 to  7.43 115,268     2.23%      (43.32)% to (43.57)%
   2007......................... 1.15% to 1.60%  8,518,838 63.48 to 13.17 273,498     2.12%         0.36% to  (0.10)%
   2006......................... 1.15% to 1.60% 11,178,345 63.26 to 13.18 354,377     4.64%        18.82% to   18.28%
   2005......................... 1.15% to 1.60% 12,732,143 53.24 to 11.15 360,949     2.16%         4.65% to    4.18%
 VIP Equity-Income Portfolio
   -- Service Class 2
   2009......................... 1.45% to 2.55%  6,978,010 12.21 to  6.61  72,555     2.02%        28.00% to   26.57%
   2008......................... 1.45% to 2.55%  8,189,010  9.54 to  5.23  66,612     1.67%      (43.64)% to (44.27)%
   2007......................... 1.45% to 2.55% 12,128,789 16.93 to  9.38 170,977     2.31%       (0.20)% to  (9.14)%
   2006......................... 1.45% to 2.30% 11,552,360 16.96 to 12.32 167,917     4.30%        18.19% to   17.18%
   2005......................... 1.45% to 2.30% 11,457,949 14.35 to 10.51 140,869     1.84%         8.90% to    3.25%
 VIP Growth & Income
   Portfolio -- Initial Class
   2009......................... 0.75% to 1.60%  2,448,623  9.34 to  8.31  27,458     1.04%        26.25% to   25.17%
   2008......................... 0.75% to 1.60%  2,945,542  7.40 to  6.64  26,128     3.31%      (42.14)% to (42.63)%
   2007......................... 0.75% to 1.60%  3,891,828 12.79 to 11.57  59,736     4.74%        11.28% to   10.33%
   2006......................... 0.75% to 1.60%  5,004,800 11.49 to 10.49  70,323     0.97%        12.33% to   11.38%
   2005......................... 0.75% to 1.60%  6,261,125 16.51 to  9.42  80,236     1.61%         6.83% to    5.92%
 VIP Growth & Income
   Portfolio -- Service
   Class 2
   2009......................... 1.45% to 2.20%  1,891,358 11.08 to  9.41  16,711     0.84%        25.17% to   24.22%
   2008......................... 1.45% to 2.20%  2,093,064  8.85 to  7.58  14,964     3.03%      (42.74)% to (43.18)%
   2007......................... 1.45% to 2.20%  2,598,880 15.45 to 13.34  32,268     4.23%        10.23% to    9.38%
   2006......................... 1.45% to 2.30%  2,942,071 14.02 to 11.63  33,025     0.71%        11.22% to   10.27%
   2005......................... 1.45% to 2.20%  3,239,571 12.61 to  9.49  32,441     1.34%        10.64% to    5.15%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                               EXPENSES AS A                             NET
                                % OF AVERAGE                            ASSETS
                               NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                               -------------- ---------- -------------- ------- -------------- --------------------
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2009....................... 0.75% to 1.60%  1,190,728  7.17 to  6.03   9,553     0.48%        44.76% to   43.52%
   2008....................... 0.75% to 1.60%  1,296,531  4.95 to  4.20   7,395     0.38%      (55.36)% to (55.74)%
   2007....................... 0.75% to 1.60%  1,631,250 11.10 to  9.49  20,620     0.00%        22.25% to   21.21%
   2006....................... 0.75% to 1.60%  1,977,585  9.08 to  7.83  20,640     0.79%         4.67% to    3.78%
   2005....................... 0.75% to 1.60%  2,631,347 12.25 to  7.55  26,579     0.98%         8.08% to    7.16%
 VIP Growth Portfolio --
   Initial Class
   2009....................... 1.15% to 1.60%  3,692,954 45.00 to  7.19  68,484     0.52%        26.81% to   26.24%
   2008....................... 1.15% to 1.60%  4,359,533 35.48 to  5.70  63,332     0.75%      (47.78)% to (48.01)%
   2007....................... 1.15% to 1.60%  5,632,081 67.95 to 10.95 152,421     0.93%        25.50% to   24.93%
   2006....................... 1.15% to 1.60%  7,128,035 54.14 to  8.77 155,242     0.42%         5.62% to    5.15%
   2005....................... 1.15% to 1.60%  8,949,110 51.26 to  8.34 187,625     0.53%         4.59% to    4.11%
 VIP Growth Portfolio --
   Service Class 2
   2009....................... 1.45% to 2.30%  4,006,232 11.30 to  8.72  26,119     0.30%        26.11% to   25.02%
   2008....................... 1.45% to 2.30%  4,302,622  8.96 to  6.98  22,606     0.53%      (48.07)% to (48.52)%
   2007....................... 1.45% to 2.30%  6,163,722 17.25 to 13.55  60,377     0.46%        24.81% to   23.73%
   2006....................... 1.45% to 2.30%  6,327,145 13.82 to 10.95  49,669     0.17%         5.03% to    4.13%
   2005....................... 1.45% to 2.30%  7,097,801 13.16 to  6.35  52,415     0.28%        11.44% to    3.19%
 VIP Investment Grade Bond
   Portfolio -- Service
   Class 2
   2009....................... 1.45% to 2.55%  1,247,865 10.95 to 10.63  13,610     8.49%        13.80% to   12.53%
   2008....................... 1.45% to 2.55%    657,573  9.62 to  9.44   6,309     3.67%       (4.86)% to  (5.92)%
   2007....................... 1.45% to 2.55%  2,814,213 10.11 to 10.04  28,348     0.11%         1.68% to    0.55%
 VIP Mid Cap Portfolio --
   Initial Class
   2009....................... 0.75% to 0.75%      1,505 20.38 to 20.38      31     1.23%        39.04% to   39.04%
   2008....................... 0.75% to 0.75%      1,526 14.66 to 14.66      22     4.89%      (39.90)% to (39.90)%
   2007....................... 0.75% to 0.75%      1,510 24.39 to 24.39      37     1.98%        14.76% to   14.76%
   2006....................... 0.75% to 0.75%      2,165 21.25 to 21.25      46     1.33%        11.86% to   11.86%
   2005....................... 0.75% to 0.75%      1,987 19.00 to 19.00      38     0.00%        17.42% to   17.42%
VIP Mid Cap Portfolio --
  Service Class 2
   2009....................... 1.15% to 2.55%  7,021,421 20.96 to  8.45 126,986     0.95%        38.14% to   36.19%
   2008....................... 1.15% to 2.55%  8,183,271 15.17 to  6.21 108,557     5.01%      (40.30)% to (41.15)%
   2007....................... 1.15% to 2.55% 11,272,676 25.42 to 10.55 245,529     0.61%        14.00% to    8.25%
   2006....................... 1.15% to 2.30% 12,522,594 22.30 to 11.70 248,786     1.26%        11.11% to    9.82%
   2005....................... 1.15% to 2.30% 14,074,825 20.07 to 10.66 253,445     0.00%        20.82% to    6.57%
VIP Overseas Portfolio --
  Initial Class
   2009....................... 0.75% to 1.60%  1,723,772  9.95 to 10.81  33,424     2.42%        25.58% to   24.51%
   2008....................... 0.75% to 1.60%  2,093,149  7.93 to  8.68  32,712     4.84%      (44.23)% to (44.70)%
   2007....................... 0.75% to 1.60%  3,101,660 14.21 to 15.70  83,245     3.26%        16.43% to   15.43%
   2006....................... 0.75% to 1.60%  3,799,436 12.21 to 13.60  89,338     1.51%        17.20% to   16.20%
   2005....................... 0.75% to 1.60%  4,093,905 30.58 to 10.42  85,081     1.20%        18.16% to   17.15%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                EXPENSES AS A                             NET
                                 % OF AVERAGE                            ASSETS
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- -------------- --------------------
VIP Value Strategies Portfolio
  -- Service Class 2...........
   2009........................ 1.45% to 2.20%    410,826 10.05 to  9.97   4,067      0.39%       54.87% to   53.69%
   2008........................ 1.45% to 2.20%    351,190  6.49 to  6.49   2,239     16.40%     (51.99)% to (52.36)%
   2007........................ 1.45% to 2.20%    519,733 13.52 to 13.61   7,000      7.08%        3.90% to    3.11%
   2006........................ 1.45% to 2.30%    328,408 13.01 to 12.19   4,262      2.14%       14.33% to   13.35%
   2005........................ 1.45% to 2.20%    253,954 11.66 to 11.26   2,886      0.09%       16.56% to    0.28%
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Income Securities
   Fund -- Class 2 Shares
   2009........................ 1.45% to 2.55% 67,401,493 11.49 to  8.72 697,292      8.22%       33.63% to   32.14%
   2008........................ 1.45% to 2.55% 78,783,169  8.60 to  6.60 613,811      6.16%     (30.68)% to (31.45)%
   2007........................ 1.45% to 2.55% 66,144,724 12.40 to  9.63 770,026      3.52%        2.24% to  (5.51)%
   2006........................ 1.45% to 2.30% 35,127,803 12.13 to 11.45 408,565      3.68%       16.53% to   15.53%
   2005........................ 1.45% to 2.30%  5,924,883 10.41 to  9.91  60,208      0.31%        4.07% to  (0.86)%
Franklin Large Cap Growth
  Securities Fund -- Class 2
  Shares
   2009........................ 1.45% to 2.05%     34,602 12.02 to  9.53     405      1.37%       27.85% to   27.07%
   2008........................ 1.45% to 2.10%     47,853  9.40 to  7.13     421      3.89%     (35.48)% to (35.91)%
   2007........................ 1.45% to 2.10%     55,794 14.57 to 11.12     773      0.96%        4.68% to    3.99%
   2006........................ 1.45% to 2.05%     95,866 13.92 to 11.24   1,139      0.30%        9.29% to    8.63%
   2005........................ 1.45% to 1.85%      3,727 12.74 to 10.40      45      0.22%        3.99% to  (0.41)%
Franklin Templeton VIP
  Founding Funds Allocation
  Fund -- Class 2 Shares
   2009........................ 1.45% to 2.55% 16,220,852  8.05 to  7.84 128,206      2.43%       28.36% to   26.93%
   2008........................ 1.45% to 2.55% 19,310,673  6.27 to  6.17 119,562      2.47%     (36.80)% to (37.51)%
   2007........................ 1.45% to 2.55%  7,409,045  9.92 to  9.88  73,235      0.00%      (2.35)% to  (3.43)%
Mutual Shares Securities Fund
  -- Class 2 Shares
   2009........................ 1.45% to 2.55%  9,715,017 13.28 to  7.20  86,585      2.00%       24.22% to   22.83%
   2008........................ 1.45% to 2.55%  8,492,581 10.69 to  5.86  62,754      2.82%     (38.02)% to (38.72)%
   2007........................ 1.45% to 2.45%  2,155,502 17.24 to 10.95  32,728      2.54%        1.97% to    0.93%
   2006........................ 1.45% to 2.05%  1,979,743 16.91 to 12.09  27,995      0.40%       16.67% to   15.96%
   2005........................ 1.45% to 1.45%      4,503 14.49 to 14.49      65      0.00%        8.96% to    8.96%
Templeton Foreign Securities
  Fund -- Class 1 Shares
   2009........................ 1.15% to 1.60%    975,796 12.33 to 12.06  11,847      3.67%       35.76% to   35.15%
   2008........................ 1.15% to 1.60%  1,036,669  9.08 to  8.92   9,298      3.61%     (40.93)% to (41.19)%
   2007........................ 1.15% to 1.60%  1,436,982 15.38 to 15.17  21,881      2.41%       14.45% to   13.93%
   2006........................ 0.75% to 1.60%  1,566,844 13.55 to 13.31  20,910      1.36%       20.79% to   19.76%
   2005........................ 1.15% to 1.60%  1,348,354 11.17 to 11.12  15,007      1.38%        9.21% to    8.72%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                               EXPENSES AS A                            NET
                                % OF AVERAGE                           ASSETS
                               NET ASSETS (1)   UNITS     UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                               -------------- --------- -------------- ------- -------------- --------------------
 Templeton Foreign Securities
   Fund -- Class 2 Shares
   2009....................... 1.45% to 2.20%   187,539 17.98 to  8.31   2,340      3.61%       35.06% to   34.03%
   2008....................... 1.45% to 2.20%   225,892 13.31 to  6.20   2,069      3.38%     (41.24)% to (41.69)%
   2007....................... 1.45% to 2.20%   249,489 22.66 to 12.18   3,919      2.07%       13.77% to   12.90%
   2006....................... 1.45% to 2.05%   134,594 19.92 to 12.35   1,885      0.59%       19.69% to   18.96%
   2005....................... 1.45% to 1.85%     3,040 16.64 to 11.16      42      1.34%       11.60% to    8.52%
 Templeton Global Asset
   Allocation Fund --
   Class 2 Shares
   2009....................... 1.45% to 1.45%     5,805 16.85 to 16.85      98      8.95%       20.05% to   20.05%
   2008....................... 1.45% to 1.45%     8,625 14.03 to 14.03     121     12.03%     (26.18)% to (26.18)%
   2007....................... 1.45% to 1.45%    10,605 19.01 to 19.01     202     18.28%        8.41% to    8.41%
   2006....................... 1.45% to 2.05%    10,563 17.54 to 12.08     185      3.31%       19.36% to   18.64%
   2005....................... 1.45% to 1.45%       118 14.69 to 14.69       2      2.95%        2.06% to    2.06%
 Templeton Global Bond
   Securities Fund --
   Class 1 Shares
   2009....................... 1.15% to 1.40%   715,736 14.80 to 14.62  10,490     13.68%       17.61% to   17.32%
   2008....................... 1.15% to 1.40%   663,426 12.59 to 12.46   8,285      3.90%        5.24% to    4.97%
   2007....................... 1.15% to 1.40%   631,687 11.96 to 11.87   7,506      2.82%        9.99% to    9.71%
   2006....................... 1.15% to 1.40%   753,106 10.87 to 10.82   8,153      3.12%       11.84% to   11.56%
   2005....................... 1.15% to 1.40%   864,668  9.72 to  9.70   8,386      2.48%      (4.03)% to  (4.27)%
 Templeton Growth Securities
   Fund -- Class 2 Shares
   2009....................... 1.45% to 2.30% 1,841,714  8.19 to  7.93  14,636      3.14%       29.20% to   28.09%
   2008....................... 1.45% to 2.30% 1,858,179  6.34 to  6.19  11,612      1.95%     (43.16)% to (43.65)%
   2007....................... 1.45% to 2.30% 1,853,602 11.15 to 10.99  20,635      1.63%        0.86% to  (0.02)%
   2006....................... 1.45% to 2.45%   725,873 11.05 to 10.98   8,020      0.07%       10.55% to    9.80%
GE Investments Funds, Inc.
 Core Value Equity Fund --
   Class 1 Shares
   2009....................... 1.45% to 2.10% 1,832,169 13.52 to 10.69  19,332      1.17%       23.58% to   22.77%
   2008....................... 1.45% to 2.10% 2,144,377 10.94 to  8.70  18,360      1.19%     (33.91)% to (34.35)%
   2007....................... 1.45% to 2.10% 2,660,460 16.56 to 13.26  34,479      1.86%        8.49% to    7.77%
   2006....................... 1.45% to 2.30% 3,047,118 15.26 to 11.91  36,299      1.78%       16.15% to   15.15%
   2005....................... 1.45% to 2.10% 3,339,541 13.14 to  9.69  34,230      1.18%        5.50% to    1.88%
 Income Fund -- Class 1
   Shares
   2009....................... 0.75% to 2.45% 4,285,246 14.27 to 10.28  53,853      3.99%        7.07% to    5.24%
   2008....................... 0.75% to 2.45% 5,291,139 13.32 to  9.77  62,745      4.71%      (5.82)% to  (7.44)%
   2007....................... 0.75% to 2.45% 6,715,364 14.15 to 10.55  85,776      5.58%        4.04% to    2.25%
   2006....................... 0.75% to 2.30% 9,579,086 13.60 to 10.21 115,519      4.94%        3.59% to    1.98%
   2005....................... 0.75% to 2.30% 8,740,643 13.88 to 10.01 108,135      4.78%        1.27% to  (0.20)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                               EXPENSES AS A                             NET
                                % OF AVERAGE                            ASSETS
                               NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                               -------------- ---------- -------------- ------- -------------- --------------------
 International Equity Fund --
   Class 1 Shares
   2009....................... 0.75% to 1.60%  1,194,446  9.97 to 10.87  16,530     1.70%        26.72% to   25.64%
   2008....................... 0.75% to 1.60%  1,486,729  7.87 to  8.65  16,185     4.26%      (46.24)% to (46.70)%
   2007....................... 0.75% to 1.60%  2,264,296 14.64 to 16.23  46,012     1.87%        22.05% to   21.00%
   2006....................... 0.75% to 1.60%  2,435,637 12.00 to 13.42  40,687     1.22%        23.76% to   22.71%
   2005....................... 0.75% to 1.60%  2,434,791 17.37 to  9.69  33,736     1.08%        17.31% to   16.31%
 Mid-Cap Equity Fund --
   Class 1 Shares
   2009....................... 0.75% to 2.55%  4,920,746 16.56 to  8.53  83,439     0.24%        40.39% to   37.84%
   2008....................... 0.75% to 2.55%  6,071,546 11.79 to  6.19  74,090     0.25%      (38.29)% to (39.41)%
   2007....................... 0.75% to 2.55%  9,037,914 19.11 to 10.21 174,309     1.97%        11.76% to    3.13%
   2006....................... 0.75% to 2.30%  9,999,398 17.10 to 11.13 184,210     1.42%         7.59% to    5.91%
   2005....................... 0.75% to 2.30% 12,172,578 24.22 to 10.51 213,473     2.32%        15.64% to    5.12%
 Money Market Fund
   2009....................... 0.75% to 2.55% 22,456,087  1.19 to  9.88 266,669     0.33%       (0.48)% to  (2.28)%
   2008....................... 0.75% to 2.45% 41,246,874  1.19 to 10.37 491,437     2.07%         1.47% to  (0.26)%
   2007....................... 0.75% to 2.55% 25,891,751  1.18 to 10.15 306,937     4.79%         4.13% to    2.18%
   2006....................... 0.75% to 2.30% 21,488,145  1.13 to 10.25 250,972     4.55%         3.84% to    2.23%
   2005....................... 0.75% to 2.30% 19,518,352 17.46 to  1.09 224,779     2.71%         2.04% to    0.30%
 Premier Growth Equity Fund
   -- Class 1 Shares
   2009....................... 0.75% to 2.10%  4,507,878  9.18 to  9.44  43,185     0.34%        37.70% to   35.83%
   2008....................... 0.75% to 2.10%  5,527,352  6.67 to  6.95  38,718     0.42%      (37.13)% to (37.99)%
   2007....................... 0.75% to 2.10%  6,917,125 10.61 to 11.21  77,360     0.45%         4.54% to    3.11%
   2006....................... 0.75% to 2.30%  8,571,043 10.15 to 11.07  92,189     0.39%         8.25% to    6.57%
   2005....................... 0.75% to 2.10% 10,802,937 12.75 to  8.70 108,010     0.33%         6.94% to (12.00)%
 Real Estate Securities Fund
   -- Class 1 Shares
   2009....................... 0.75% to 2.55%  3,687,118 21.90 to  6.69  60,910     5.16%        34.75% to   32.30%
   2008....................... 0.75% to 2.55%  3,994,484 16.25 to  5.06  52,712     4.77%      (36.51)% to (37.67)%
   2007....................... 0.75% to 2.20%  3,002,107 25.60 to 12.20  86,937     5.09%      (15.50)% to (16.74)%
   2006....................... 0.75% to 2.30%  4,786,494 30.29 to 13.92 165,844     2.96%        32.03% to   29.98%
   2005....................... 0.75% to 2.20%  4,838,741 41.09 to 11.27 134,195     5.60%        12.86% to    9.44%
 S&P 500(R) Index Fund
   2009....................... 0.75% to 2.55% 15,860,869  8.30 to  7.37 188,908     2.13%        25.35% to   23.08%
   2008....................... 0.75% to 2.55% 18,888,011  6.62 to  5.99 178,731     1.86%      (37.87)% to (39.00)%
   2007....................... 0.75% to 2.55% 24,784,772 10.66 to  9.82 377,099     1.59%         4.30% to  (2.71)%
   2006....................... 0.75% to 2.30% 27,944,634 10.22 to 11.75 428,833     1.55%        14.57% to   12.78%
   2005....................... 0.75% to 2.10% 33,003,926 51.05 to  8.36 467,252     1.48%         3.73% to (43.38)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                           EXPENSES AS A
                            % OF AVERAGE                             NET ASSETS
                           NET ASSETS (1)    UNITS      UNIT VALUE      000S    INVESTMENT (2)   TOTAL RETURN (3)
                           -------------- ----------- -------------- ---------- -------------- --------------------
 Small-Cap Equity Fund --
   Class 1 Shares
   2009................... 1.15% to 2.30%   3,608,377 14.33 to  8.94    48,754      0.00%        29.38% to   27.87%
   2008................... 1.15% to 2.30%   4,320,863 11.07 to  6.99    45,525      0.45%      (38.31)% to (39.03)%
   2007................... 1.15% to 2.30%   5,469,124 17.95 to 11.47    94,283      2.75%         1.21% to    0.02%
   2006................... 1.15% to 2.30%   6,832,957 17.74 to 11.47   117,116      0.73%        11.97% to   10.67%
   2005................... 1.15% to 2.30%   7,714,654 15.84 to 10.36   118,862      1.07%        12.99% to    3.62%
 Total Return Fund --
   Class 1 Shares
   2009................... 0.75% to 2.30%  94,325,853 12.31 to 10.26 1,106,739      1.60%        19.90% to   18.03%
   2008................... 0.75% to 2.30%  97,405,071 10.27 to  8.69   963,290      1.97%      (29.81)% to (30.91)%
   2007................... 0.75% to 2.30% 103,632,299 14.63 to 12.58 1,479,989      2.44%        10.84% to    9.10%
   2006................... 0.75% to 2.30% 102,618,455 13.20 to 11.53 1,342,576      2.00%        12.90% to   11.14%
   2005................... 0.75% to 2.30%  76,577,181 43.66 to 10.38   926,602      2.16%         6.03% to    1.40%
 Total Return Fund --
   Class 3 Shares
   2009................... 1.45% to 2.55% 128,705,519  9.66 to  8.43 1,160,078      1.46%        18.82% to   17.50%
   2008................... 1.45% to 2.55% 125,631,080  8.13 to  7.17   962,211      2.22%      (30.39)% to (31.17)%
   2007................... 1.45% to 2.55%  89,185,939 11.68 to 10.42 1,023,265      3.39%         9.93% to    6.37%
   2006................... 1.40% to 2.45%  34,613,995 10.62 to 10.55   366,059      3.98%         6.24% to    5.49%
 U.S. Equity Fund --
   Class 1 Shares
   2009................... 0.75% to 1.85%   3,605,506  9.91 to 10.21    36,983      1.15%        30.64% to   29.19%
   2008................... 0.75% to 1.95%   4,230,957  7.59 to  7.95    33,569      1.59%      (36.54)% to (37.30)%
   2007................... 0.75% to 2.10%   5,554,102 11.96 to 12.47    70,102      0.94%         7.20% to    5.73%
   2006................... 0.75% to 2.30%   7,832,639 11.15 to 11.47    92,349      1.43%        15.25% to   13.46%
   2005................... 0.75% to 2.10%   8,579,915 12.65 to  9.12    89,485      1.08%         5.20% to    0.36%
Genworth Variable
  Insurance Trust
 Genworth Calamos
   Growth Fund --
   Service Shares
   2009................... 1.45% to 2.05%     281,448   9.53 to 9.45     2,680      0.00%        48.17% to   47.27%
   2008................... 1.45% to 1.70%      52,037   6.43 to 6.43       335      0.00%      (75.46)% to (75.52)%
 Genworth Columbia Mid
   Cap Value Fund --
   Service Shares
   2009................... 1.45% to 2.55%   3,017,473   8.57 to 8.44    25,733      0.83%        30.26% to   28.81%
   2008................... 1.45% to 2.55%   2,780,655   6.58 to 6.55    18,262      0.87%      (73.67)% to (73.96)%
 Genworth Davis NY
   Venture Fund --
   Service Shares
   2009................... 1.45% to 2.05%     521,321   9.05 to 8.98     4,711      0.34%        28.88% to   28.09%
   2008................... 1.45% to 1.70%     140,513   7.02 to 7.01       986      0.55%      (67.57)% to (67.65)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              EXPENSES AS A                             NET
                               % OF AVERAGE                            ASSETS
                              NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                              -------------- ---------- -------------- ------- -------------- --------------------
 Genworth Eaton Vance Large
   Cap Value Fund -- Service
   Shares
   2009...................... 1.45% to 2.55%  7,834,141  8.69 to  8.57  67,816      1.34%       14.46% to   13.19%
   2008...................... 1.45% to 2.55%  6,284,901  7.59 to  7.57  47,673      0.71%     (58.35)% to (58.81)%
 Genworth Goldman Sachs
   Enhanced Core Bond Index
   Fund -- Service Shares
   2009...................... 1.45% to 2.55%  6,201,631 11.33 to 11.16  69,952      6.22%        7.00% to    5.81%
   2008...................... 1.45% to 2.55%  4,451,784 10.58 to 10.55  47,064      1.07%       19.81% to   18.48%
 Genworth Legg Mason
   ClearBridge Aggressive
   Growth Fund -- Service
   Shares
   2009...................... 1.45% to 2.55%  8,306,640  9.82 to  9.68  81,260      0.02%       31.54% to   30.08%
   2008...................... 1.45% to 2.55%  7,693,551  7.47 to  7.44  57,388      0.09%     (60.51)% to (60.95)%
 Genworth PIMCO
   StocksPLUS Fund --
   Service Shares
   2009...................... 1.45% to 2.55% 10,484,720 10.40 to 10.24 108,537     10.56%       43.58% to   41.98%
   2008...................... 1.45% to 2.55% 10,599,740  7.24 to  7.21  76,650      5.51%     (64.23)% to (64.63)%
 Genworth Putnam
   International Capital
   Opportunities Fund --
   Service Shares
   2009...................... 1.45% to 2.55%  2,981,205 10.62 to 10.46  31,534     13.60%       54.38% to   52.65%
   2008...................... 1.45% to 2.55%  2,987,606  6.88 to  6.85  20,525      0.00%     (69.62)% to (69.95)%
 Genworth Thornburg
   International Value Fund
   -- Service Shares
   2009...................... 1.45% to 2.55%  2,793,518  9.87 to  9.73  27,462      0.00%       29.07% to   27.63%
   2008...................... 1.45% to 2.55%  2,372,221  7.65 to  7.62  18,121      0.55%     (57.40)% to (57.88)%
Goldman Sachs Variable
  Insurance Trust
 Goldman Sachs Growth and
   Income Fund
   2009...................... 1.15% to 1.60%  1,447,301  9.33 to  9.20  13,793      1.71%       16.96% to   16.43%
   2008...................... 1.15% to 1.60%  1,745,320  7.98 to  7.90  14,264      1.68%     (35.28)% to (35.57)%
   2007...................... 1.15% to 1.60%  2,639,420 12.32 to 12.26  33,571      3.29%        0.32% to  (0.14)%
   2006...................... 1.15% to 1.60%  3,272,299 12.28 to 12.28  41,477      1.85%       21.22% to   20.68%
   2005...................... 1.15% to 1.60%  3,272,582 11.18 to  9.94  34,128      1.61%        2.74% to    2.27%
 Goldman Sachs Mid Cap
   Value Fund
   2009...................... 1.15% to 2.30%  3,701,268 19.17 to  9.50  67,223      1.73%       31.62% to   30.09%
   2008...................... 1.15% to 2.30%  4,712,147 14.56 to  7.30  65,457      0.93%     (37.78)% to (38.50)%
   2007...................... 1.15% to 2.30%  6,513,045 23.40 to 11.88 147,270      3.11%        2.01% to    0.82%
   2006...................... 1.15% to 2.30%  8,424,816 22.94 to 11.78 190,448      2.69%       14.83% to   13.50%
   2005...................... 1.15% to 2.30% 10,076,121 23.29 to 10.38 206,455      2.89%       13.89% to    3.80%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                    EXPENSES AS A                          NET
                                     % OF AVERAGE                         ASSETS
                                    NET ASSETS (1)  UNITS    UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                    -------------- ------- -------------- ------ -------------- --------------------
JPMorgan Insurance Trust
 JPMorgan Insurance Trust
   Balanced Portfolio -- Class 1
   2009............................ 1.45% to 1.45%  11,415 10.25 to 10.25   117      4.13%        22.65% to   22.65%
   2008............................ 1.45% to 1.45%   6,590  8.36 to  8.36    55      0.00%      (25.41)% to (25.41)%
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2009............................ 1.45% to 2.20% 329,250 11.80 to 10.91 3,853      4.69%         8.06% to    7.24%
   2008............................ 1.45% to 2.20% 161,934 10.92 to 10.17 1,758      5.61%       (0.16)% to  (0.92)%
   2007............................ 1.45% to 2.20% 213,329 10.94 to 10.80 2,321      4.89%         4.76% to    3.96%
   2006............................ 1.45% to 2.20% 151,880 10.44 to 10.39 1,581      0.00%         4.40% to    3.87%
 JPMorgan Insurance Trust
   Diversified Mid Cap Growth
   Portfolio -- Class 1
   2009............................ 1.45% to 2.20%  39,582  9.02 to  8.26   351      0.00%        40.97% to   39.89%
   2008............................ 1.45% to 2.20%  48,142  6.40 to  5.90   304      0.43%      (44.60)% to (45.03)%
   2007............................ 1.45% to 1.45%   1,350 11.56 to 11.56    16      2.58%        15.53% to   15.53%
   2006............................ 1.45% to 2.20%     431 10.00 to  9.95     4      0.00%         0.02% to  (0.48)%
 JPMorgan Insurance Trust Equity
   Index Portfolio -- Class 1
   2009............................ 1.45% to 2.20%  90,122  8.68 to  7.48   770      2.59%        24.60% to   23.66%
   2008............................ 1.45% to 2.20%  88,270  6.97 to  6.05   607      1.88%      (38.12)% to (38.59)%
   2007............................ 1.45% to 2.20%  51,337 11.26 to 11.12   573      0.08%         3.56% to    2.77%
   2006............................ 1.45% to 2.20%   1,226 10.87 to 10.82    13      0.00%         8.75% to    8.20%
 JPMorgan Insurance Trust
   International Equity Portfolio
   2009............................ 1.45% to 2.05%   7,443 13.93 to 13.87   103      1.54%        61.67% to   60.69%
 JPMorgan Insurance Trust Intrepid
   Growth Portfolio -- Class 1
   2009............................ 1.45% to 2.20% 102,156  8.91 to  8.00   895      0.80%        32.37% to   31.37%
   2008............................ 1.45% to 2.20% 115,124  6.73 to  6.09   765      0.94%      (40.10)% to (40.56)%
   2007............................ 1.45% to 2.20%  83,000 11.24 to 11.10   925      0.00%         9.92% to    9.08%
   2006............................ 1.45% to 2.20%     416 10.22 to 10.17     4      0.00%         2.24% to    1.72%
 JPMorgan Insurance Trust Intrepid
   Mid Cap Portfolio -- Class 1
   2009............................ 1.45% to 2.20%  42,682  8.40 to  7.36   352      1.58%        33.70% to   32.68%
   2008............................ 1.45% to 2.20%  48,767  6.28 to  5.55   302      1.67%      (39.70)% to (40.16)%
   2007............................ 1.45% to 2.20%  72,610 10.42 to 10.29   750      0.07%         1.37% to    0.59%
   2006............................ 1.45% to 2.20%     939 10.28 to 10.23    10      0.00%         2.79% to    2.27%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                             EXPENSES AS A                             NET
                              % OF AVERAGE                            ASSETS
                             NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                             -------------- ---------- -------------- ------- -------------- --------------------
 JPMorgan Insurance Trust
   Mid Cap Value
   Portfolio -- Class 1
   2009..................... 1.45% to 2.05%     11,666 12.89 to 12.84     150     0.00%        44.45% to   43.58%
 JPMorgan Insurance Trust
   Small Cap Core
   Portfolio -- Class 1
   2009..................... 1.45% to 1.45%      1,484 12.93 to 12.93      19     0.24%        45.02% to   45.02%
 JPMorgan Insurance Trust
   U.S. Equity Portfolio --
   Class 1
   2009..................... 1.45% to 2.20%     88,611 10.14 to  8.49     883     2.76%        31.74% to   30.74%
   2008..................... 1.45% to 2.20%     99,638  7.70 to  6.49     757     6.44%      (35.75)% to (36.24)%
   2007..................... 1.45% to 2.20%     62,510 11.98 to 11.83     743     0.06%         8.84% to    8.01%
   2006..................... 1.45% to 2.20%        399 11.01 to 10.96       4     0.00%        10.11% to    9.55%
Janus Aspen Series
 Balanced Portfolio --
   Institutional Shares
   2009..................... 1.15% to 1.60%  5,849,723 32.96 to 14.55 130,542     2.97%        24.44% to   23.88%
   2008..................... 1.15% to 1.60%  6,782,516 26.48 to 11.74 122,794     2.59%      (16.81)% to (17.18)%
   2007..................... 1.15% to 1.60%  8,947,112 31.83 to 14.18 194,974     2.41%         9.26% to    8.76%
   2006..................... 1.15% to 1.60% 11,736,692 29.14 to 13.04 239,080     2.06%         9.45% to    8.96%
   2005..................... 1.15% to 1.60% 14,694,411 26.62 to 11.96 280,976     2.16%         6.71% to    6.23%
 Balanced Portfolio --
   Service Shares
   2009..................... 1.45% to 2.55% 13,737,473 14.98 to 10.31 167,934     2.76%        23.76% to   22.38%
   2008..................... 1.45% to 2.55% 12,812,353 12.10 to  8.43 129,923     2.47%      (17.28)% to (18.20)%
   2007..................... 1.45% to 2.55% 12,511,196 14.63 to 10.30 158,282     2.29%         8.68% to    4.51%
   2006..................... 1.45% to 2.30% 12,503,041 13.46 to 11.24 146,250     1.97%         8.82% to    7.88%
   2005..................... 1.45% to 2.30% 11,967,310 12.37 to 10.38 129,246     2.08%         9.23% to    4.21%
 Enterprise Portfolio --
   Institutional Shares
   2009..................... 1.15% to 1.60%  3,208,516 32.87 to  9.47  57,175     0.00%        43.16% to   42.51%
   2008..................... 1.15% to 1.60%  3,614,454 22.96 to  6.65  45,389     0.24%      (44.37)% to (44.62)%
   2007..................... 1.15% to 1.60%  4,613,713 41.27 to 12.01 103,144     0.21%        20.63% to   20.08%
   2006..................... 1.15% to 1.60%  5,680,114 34.21 to 10.00 106,781     0.00%        12.31% to   11.80%
   2005..................... 1.15% to 1.60%  7,153,975 30.46 to  8.94 122,135     0.00%        11.02% to   10.52%
 Enterprise Portfolio --
   Service Shares
   2009..................... 1.50% to 1.70%  1,090,738  5.13 to  5.03   6,281     0.00%        42.28% to   41.99%
   2008..................... 1.50% to 1.70%  1,351,294  3.60 to  3.54   5,484     0.06%      (44.70)% to (44.81)%
   2007..................... 1.50% to 1.70%  1,739,815  6.52 to  6.42  12,578     0.06%        19.91% to   19.66%
   2006..................... 1.50% to 1.70%  2,314,385  5.44 to  5.37  13,878     0.00%        11.61% to   11.38%
   2005..................... 1.50% to 1.70%  2,610,339  7.22 to  4.82  14,046     0.00%        10.35% to   10.13%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                EXPENSES AS A                             NET
                                 % OF AVERAGE                            ASSETS
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- -------------- --------------------
 Flexible Bond Portfolio --
   Institutional Shares
   2009........................ 0.75% to 1.60%  1,339,043 17.49 to 16.11  26,360     4.63%        12.37% to   11.41%
   2008........................ 0.75% to 1.60%  1,190,335 15.56 to 14.46  21,047     4.17%         5.23% to    4.33%
   2007........................ 0.75% to 1.60%  1,565,741 14.79 to 13.86  26,362     4.51%         6.23% to    5.32%
   2006........................ 0.75% to 1.60%  2,078,967 13.92 to 13.16  33,277     4.65%         3.44% to    2.56%
   2005........................ 0.75% to 1.60%  2,605,456 18.05 to 12.83  40,940     5.07%         1.24% to    0.38%
 Forty Portfolio --
   Institutional Shares
   2009........................ 0.75% to 1.60%  3,375,548 10.43 to 11.97  61,427     0.04%        45.24% to   44.00%
   2008........................ 0.75% to 1.60%  3,883,178  7.18 to  8.31  49,408     0.14%      (44.57)% to (45.04)%
   2007........................ 0.75% to 1.60%  4,967,925 12.96 to 15.12 114,659     0.34%        35.96% to   34.79%
   2006........................ 0.75% to 1.60%  6,226,663  9.53 to 11.22 106,826     0.34%         8.53% to    7.60%
   2005........................ 0.75% to 1.60%  8,125,313 26.23 to  8.78 133,264     0.21%        12.00% to   11.05%
 Forty Portfolio -- Service
   Shares
   2009........................ 1.45% to 2.55% 10,893,165 17.19 to  9.70 107,822     0.01%        43.90% to   42.29%
   2008........................ 1.45% to 2.55% 10,897,858 11.95 to  6.81  77,068     0.01%      (45.12)% to (45.73)%
   2007........................ 1.45% to 2.55%  5,289,899 21.77 to 12.56  74,923     0.19%        34.64% to   40.38%
   2006........................ 1.45% to 2.30%  3,571,495 16.17 to 11.21  36,853     0.16%         7.54% to    6.61%
   2005........................ 1.45% to 2.10%  2,879,442 15.03 to  8.13  26,279     0.01%        15.04% to   10.20%
 Global Life Sciences
   Portfolio -- Service Shares
   2009........................ 1.15% to 1.70%    694,247 11.30 to 10.06   7,394     0.00%        24.20% to   23.51%
   2008........................ 1.15% to 1.70%    674,574  9.10 to  8.14   5,861     0.00%      (29.84)% to (30.23)%
   2007........................ 1.15% to 1.70%    915,725 12.97 to 11.67  11,362     0.00%        20.30% to   19.62%
   2006........................ 1.15% to 1.70%  1,245,359 10.78 to  9.75  12,889     0.00%         5.11% to    4.53%
   2005........................ 1.15% to 1.70%  1,576,985 10.26 to  9.33  15,547     0.00%        11.04% to   10.42%
 Global Technology Portfolio
   -- Service Shares
   2009........................ 1.15% to 1.70%  1,684,041  4.31 to  4.00   7,001     0.00%        55.09% to   54.23%
   2008........................ 1.15% to 1.70%  1,731,993  2.78 to  2.59   4,648     0.09%      (44.62)% to (44.93)%
   2007........................ 1.15% to 1.70%  2,331,053  5.02 to  4.71  11,329     0.33%        20.29% to   19.62%
   2006........................ 1.15% to 1.70%  2,760,786  4.17 to  3.94  11,189     0.00%         6.59% to    6.00%
   2005........................ 1.15% to 1.70%  3,428,546  3.91 to  3.71  13,089     0.00%        10.27% to    9.66%
 Janus Portfolio --
   Institutional Shares
   2009........................ 1.15% to 1.60%  4,891,848 23.28 to  7.78  67,179     0.54%        34.78% to   34.17%
   2008........................ 1.15% to 1.60%  5,587,425 17.27 to  5.80  57,089     0.72%      (40.42)% to (40.68)%
   2007........................ 1.15% to 1.60%  7,101,720 28.99 to  9.77 120,734     0.69%        13.76% to   13.24%
   2006........................ 1.15% to 1.60%  8,909,493 25.48 to  8.63 134,434     0.47%        10.10% to    9.60%
   2005........................ 1.15% to 1.60% 11,100,423 23.14 to  7.87 156,161     0.32%         3.09% to    2.63%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                             EXPENSES AS A                            NET
                              % OF AVERAGE                           ASSETS
                             NET ASSETS (1)   UNITS     UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                             -------------- --------- -------------- ------- -------------- --------------------
 Janus Portfolio -- Service
   Shares
   2009..................... 1.50% to 1.70%   975,931  5.95 to  5.83   6,057     0.39%        33.97% to   33.70%
   2008..................... 1.50% to 1.70% 1,178,442  4.44 to  4.36   5,486     0.58%      (40.77)% to (40.89)%
   2007..................... 1.50% to 1.70% 1,505,874  7.49 to  7.38  11,793     0.55%        13.07% to   12.84%
   2006..................... 1.50% to 1.70% 1,935,725  6.63 to  6.54  13,364     0.28%         9.47% to    9.25%
   2005..................... 1.50% to 1.70% 2,185,778  7.06 to  5.99  13,753     0.12%         2.46% to    2.25%
 Overseas Portfolio --
   Institutional Shares
   2009..................... 0.75% to 1.60% 2,970,025 15.40 to 23.87  93,941     0.56%        78.21% to   76.69%
   2008..................... 0.75% to 1.60% 3,413,992  8.64 to 13.51  60,693     2.75%      (52.47)% to (52.88)%
   2007..................... 0.75% to 1.60% 4,574,175 18.18 to 28.67 170,730     0.61%        27.35% to   26.26%
   2006..................... 0.75% to 1.60% 5,695,936 14.27 to 22.71 169,248     1.92%        45.92% to   44.68%
   2005..................... 0.75% to 1.60% 5,689,187 27.18 to  9.78 119,507     1.21%        31.30% to   30.19%
 Overseas Portfolio --
   Service Shares
   2009..................... 1.45% to 2.10% 1,103,878 31.24 to 20.86  17,431     0.40%        76.48% to   75.31%
   2008..................... 1.45% to 2.10% 1,331,312 17.70 to 11.90  11,958     2.68%      (52.92)% to (53.24)%
   2007..................... 1.45% to 2.10% 1,687,826 37.60 to 25.45  32,014     0.43%        26.15% to   25.32%
   2006..................... 1.45% to 2.20% 2,156,293 29.80 to 20.96  32,138     1.84%        44.51% to   43.41%
   2005..................... 1.45% to 2.20% 2,594,044 20.62 to  8.89  26,589     1.04%        30.03% to   29.05%
 Research Core Portfolio --
   Institutional Shares
   2009..................... 0.75% to 0.75%       376  9.86 to  9.86       4     0.18%        34.78% to   34.78%
   2008..................... 0.75% to 0.75%     1,775  7.32 to  7.32      13     5.74%      (42.61)% to (42.61)%
   2007..................... 0.75% to 0.75%     1,415 12.75 to 12.75      18     0.26%        10.23% to   10.23%
   2006..................... 0.75% to 0.75%     1,161 11.57 to 11.57      13     0.17%         9.12% to    9.12%
   2005..................... 0.75% to 0.75%       901 10.60 to 10.60      10     0.10%        14.82% to   14.82%
 Worldwide Portfolio --
   Institutional Shares
   2009..................... 1.15% to 1.60% 4,069,088 28.21 to  8.43  70,423     1.41%        36.12% to   35.50%
   2008..................... 1.15% to 1.60% 4,749,869 20.72 to  6.22  60,413     1.16%      (45.30)% to (45.55)%
   2007..................... 1.15% to 1.60% 6,188,938 37.88 to 11.43 140,111     0.72%         8.36% to    7.87%
   2006..................... 1.15% to 1.60% 7,718,473 34.96 to 10.60 164,481     1.71%        16.85% to   16.32%
   2005..................... 1.15% to 1.60% 9,616,476 29.92 to  9.11 179,661     1.31%         4.65% to    4.18%
 Worldwide Portfolio --
   Service Shares
   2009..................... 1.50% to 1.70% 1,278,506  5.48 to  5.37   7,398     1.26%        35.34% to   35.07%
   2008..................... 1.50% to 1.70% 1,533,563  4.05 to  3.98   6,583     0.98%      (45.64)% to (45.75)%
   2007..................... 1.50% to 1.70% 1,888,032  7.45 to  7.33  14,873     0.54%         7.71% to    7.49%
   2006..................... 1.50% to 1.70% 2,410,037  6.91 to  6.82  17,511     1.59%        16.17% to   15.94%
   2005..................... 1.50% to 1.70% 2,945,854  7.22 to  5.88  18,413     1.18%         3.99% to    3.78%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                  EXPENSES AS A                            NET
                                   % OF AVERAGE                           ASSETS
                                  NET ASSETS (1)   UNITS     UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                  -------------- --------- -------------- ------ -------------- --------------------
Legg Mason Partners Variable
  Equity Trust
 Legg Mason ClearBridge
   Variable Aggressive Growth
   Portfolio -- Class II
   2009.......................... 1.45% to 2.30%   547,645 12.18 to  8.41  6,069     0.00%        32.25% to   31.11%
   2008.......................... 1.45% to 2.30%   686,157  9.21 to  6.41  5,736     0.00%      (41.44)% to (41.95)%
   2007.......................... 1.45% to 2.30%   754,057 15.72 to 11.05 11,018     0.00%       (1.10)% to  (1.96)%
   2006.......................... 1.45% to 2.30%   772,298 15.90 to 11.27 11,455     0.00%         9.14% to    8.21%
   2005.......................... 1.45% to 2.30%   613,685 14.57 to 10.41  8,448     0.00%        16.87% to    4.11%
 Legg Mason ClearBridge
   Variable Equity Income
   Builder Portfolio -- Class I
   2009.......................... 1.15% to 1.60%   709,576  7.83 to  7.74  5,503     3.20%        21.49% to   20.94%
   2008.......................... 1.15% to 1.60%   825,947  6.45 to  6.40  5,292     2.53%      (35.77)% to (36.06)%
   2007.......................... 1.15% to 1.60% 1,069,924 10.04 to 10.00 10,711     5.13%         0.52% to    0.06%
   2006.......................... 1.15% to 1.60%   982,919 14.33 to 12.53 13,041     1.95%        11.27% to   10.77%
   2005.......................... 1.15% to 1.60% 1,230,866 12.88 to 11.31 14,823     1.93%         2.13% to    1.67%
 Legg Mason ClearBridge
   Variable Equity Income
   Builder Portfolio -- Class II
   2009.......................... 1.45% to 2.45% 1,032,646  7.75 to  7.54  7,872     3.21%        20.85% to   19.63%
   2008.......................... 1.45% to 2.45% 1,058,150  6.41 to  6.30  6,715     2.50%      (35.90)% to (36.55)%
   2007.......................... 1.45% to 2.45% 1,340,388 10.00 to  9.93 13,352     5.01%         0.02% to  (0.99)%
   2006.......................... 1.45% to 2.30%   961,071 11.69 to 11.32 10,918     2.99%        10.63% to    9.68%
   2005.......................... 1.45% to 2.30%   200,450 10.57 to 10.32  2,086     6.90%         5.66% to    3.18%
 Legg Mason ClearBridge
   Variable Fundamental Value
   Portfolio -- Class I
   2009.......................... 1.45% to 2.30% 1,223,937  7.57 to  7.40  9,226     1.33%        27.48% to   26.38%
   2008.......................... 1.45% to 2.30% 1,421,022  5.94 to  5.85  8,415     1.63%      (37.50)% to (38.04)%
   2007.......................... 1.45% to 2.30% 1,658,556  9.50 to  9.45 15,743     1.76%       (7.21)% to  (8.01)%
   2006.......................... 1.45% to 2.30% 1,197,152 16.36 to 11.86 18,819     1.35%        16.17% to   15.17%
   2005.......................... 1.45% to 2.30% 1,130,086 14.08 to 10.14 15,620     0.64%         9.37% to    1.44%
 Legg Mason ClearBridge
   Variable Investors Portfolio
   -- Class I
   2009.......................... 1.15% to 1.60%   886,599 15.55 to 11.04 11,860     1.84%        23.07% to   22.51%
   2008.......................... 1.15% to 1.60% 1,153,097 12.63 to  9.02 12,556     1.14%      (36.37)% to (36.65)%
   2007.......................... 1.15% to 1.60% 1,751,515 19.85 to 14.23 30,078     1.15%         2.70% to    2.23%
   2006.......................... 1.15% to 1.60% 2,344,053 19.33 to 13.92 39,253     1.55%        16.90% to   16.38%
   2005.......................... 1.15% to 1.60% 3,136,093 16.54 to 11.96 44,992     1.08%         5.31% to    4.83%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                   EXPENSES AS A                            NET
                                    % OF AVERAGE                           ASSETS
                                   NET ASSETS (1)   UNITS     UNIT VALUE    000S  INVESTMENT (2)   TOTAL RETURN (3)
                                   -------------- --------- -------------- ------ -------------- --------------------
Legg Mason Partners Variable
  Income Trust
 Legg Mason Western Asset
   Variable Strategic Bond
   Portfolio -- Class I
   2009........................... 1.15% to 1.60% 1,054,243 15.14 to 13.98 15,214     5.25%        20.41% to   19.87%
   2008........................... 1.15% to 1.60% 1,282,652 12.58 to 11.66 15,422     5.45%      (17.98)% to (18.35)%
   2007........................... 1.15% to 1.60% 1,900,849 15.33 to 14.28 27,947     4.38%         0.81% to    0.36%
   2006........................... 1.15% to 1.60% 2,386,389 15.21 to 14.23 34,924     4.93%         3.82% to    3.35%
   2005........................... 1.15% to 1.60% 2,947,461 14.65 to 13.77 41,733     5.74%         1.29% to    0.84%
MFS(R) Variable Insurance Trust
 MFS(R) Investors Growth Stock
   Series -- Service Class
   Shares
   2009........................... 1.45% to 2.30% 1,761,025 12.46 to  9.92 13,156     0.45%        37.08% to   35.90%
   2008........................... 1.45% to 2.30% 2,114,412  9.09 to  7.30 11,423     0.30%      (37.90)% to (38.43)%
   2007........................... 1.45% to 2.30% 2,772,937 14.64 to 11.86 23,662     0.09%         9.41% to    8.46%
   2006........................... 1.45% to 2.30% 3,222,544 13.38 to 10.93 25,116     0.00%         5.75% to    4.84%
   2005........................... 1.45% to 2.20% 3,545,730 12.65 to  6.24 25,467     0.14%         9.69% to    2.04%
MFS(R) Investors Trust Series --
  Service Class Shares
   2009........................... 1.45% to 1.95% 1,214,776 13.33 to 10.65 11,262     1.33%        24.72% to   24.09%
   2008........................... 1.45% to 1.95% 1,448,454 10.68 to  8.58 10,745     0.85%      (34.22)% to (34.56)%
   2007........................... 1.45% to 2.10% 1,727,471 16.24 to 13.18 19,432     0.60%         8.43% to    7.71%
   2006........................... 1.45% to 2.30% 2,090,802 14.98 to 11.55 21,603     0.26%        11.06% to   10.11%
   2005........................... 1.45% to 2.10% 2,371,865 13.49 to  8.65 21,954     0.31%         5.48% to    4.78%
MFS(R) New Discovery Series --
  Service Class Shares
   2009........................... 1.15% to 2.30% 2,361,297 15.11 to 10.99 23,923     0.00%        61.05% to   59.18%
   2008........................... 1.15% to 2.30% 2,398,120  9.38 to  6.91 15,141     5.47%      (40.22)% to (40.91)%
   2007........................... 1.15% to 2.30% 2,768,632 15.69 to 11.69 29,384     2.38%         1.07% to  (0.11)%
   2006........................... 1.15% to 2.30% 3,562,284 15.53 to 11.70 37,342     0.00%        11.64% to   10.34%
   2005........................... 1.15% to 2.30% 4,017,980 13.91 to  7.91 37,884     0.00%        20.15% to    2.73%
MFS(R) Strategic Income Series --
  Service Class Shares
   2009........................... 1.45% to 2.20%    37,014 12.46 to 10.32    425     9.57%        22.09% to   21.16%
   2008........................... 1.45% to 2.20%    40,658 10.21 to  8.52    387     1.52%      (13.54)% to (14.20)%
   2007........................... 1.45% to 1.45%     6,569 11.81 to 11.81     78     4.25%         1.91% to    1.91%
   2006........................... 1.45% to 2.05%     4,108 11.58 to 10.45     48     3.38%         4.85% to    4.21%
   2005........................... 1.45% to 1.45%       302 11.05 to 11.05      3     0.00%         0.16% to    0.16%
 MFS(R) Total Return Series --
   Service Class Shares
   2009........................... 1.45% to 2.55% 7,403,982 12.45 to  8.45 72,982     3.27%        16.02% to   14.72%
   2008........................... 1.45% to 2.55% 6,932,090 10.73 to  7.37 59,746     3.84%      (23.45)% to (24.30)%
   2007........................... 1.45% to 2.55% 6,579,015 14.02 to  9.73 76,363     2.35%         2.42% to  (3.94)%
   2006........................... 1.45% to 2.30% 4,769,194 13.69 to 11.10 54,869     2.24%        10.01% to    9.06%
   2005........................... 1.45% to 2.30% 1,919,260 12.66 to 10.17 20,498     0.02%         3.24% to    0.71%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                              EXPENSES AS A                            NET
                               % OF AVERAGE                           ASSETS
                              NET ASSETS (1)   UNITS     UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                              -------------- --------- -------------- ------- -------------- --------------------
 MFS(R) Utilities Series --
   Service Class Shares
   2009...................... 1.45% to 2.20% 2,321,427 23.52 to 14.43  36,538     4.83%        30.94% to   29.95%
   2008...................... 1.45% to 2.20% 2,903,994 17.96 to 11.11  35,664     7.03%      (38.71)% to (39.18)%
   2007...................... 1.45% to 2.20% 3,407,875 29.31 to 18.26  68,817     3.44%        25.70% to   24.74%
   2006...................... 1.45% to 2.30% 3,724,035 23.32 to 12.81  58,884     1.86%        29.07% to   27.96%
   2005...................... 1.45% to 2.00% 3,815,454 18.06 to 11.21  46,068     0.54%        14.89% to   14.25%
Oppenheimer Variable Account
  Funds
 Oppenheimer Balanced Fund/
   VA -- Non-Service Shares
   2009...................... 1.15% to 1.60% 1,080,019 30.38 to  9.64  19,935     0.00%        20.49% to   19.95%
   2008...................... 1.15% to 1.60% 1,361,701 25.21 to  8.04  20,718     4.37%      (44.12)% to (44.38)%
   2007...................... 1.15% to 1.60% 1,898,908 45.12 to 14.45  50,976     2.93%         2.59% to    2.12%
   2006...................... 1.15% to 1.60% 2,351,158 43.98 to 14.15  62,389     2.91%         9.87% to    9.38%
   2005...................... 1.15% to 1.60% 2,872,752 40.03 to 12.94  71,609     1.81%         2.70% to    2.23%
 Oppenheimer Balanced Fund/
   VA -- Service Shares
   2009...................... 1.45% to 2.55% 5,204,659  8.30 to  6.31  38,589     0.00%        19.84% to   18.50%
   2008...................... 1.45% to 2.55% 5,107,592  6.93 to  5.33  32,033     3.81%      (44.43)% to (45.06)%
   2007...................... 1.45% to 2.55% 4,479,782 12.46 to  9.69  51,835     2.33%         1.98% to  (4.56)%
   2006...................... 1.45% to 2.30% 3,734,727 12.22 to 10.89  43,482     2.24%         9.26% to    8.31%
   2005...................... 1.45% to 2.30% 2,434,640 11.19 to 10.05  26,838     1.26%         2.17% to    0.53%
 Oppenheimer Capital
   Appreciation Fund/VA --
   Non-Service Shares
   2009...................... 1.15% to 1.60% 2,013,353 52.39 to  9.90  47,003     0.33%        42.86% to   42.21%
   2008...................... 1.15% to 1.60% 2,410,505 36.67 to  6.96  39,245     0.15%      (46.15)% to (46.39)%
   2007...................... 1.15% to 1.60% 3,281,755 68.09 to 12.99  98,385     0.24%        12.83% to   12.32%
   2006...................... 1.15% to 1.60% 4,291,526 60.35 to 11.56 113,604     0.40%         6.71% to    6.23%
   2005...................... 1.15% to 1.60% 5,344,427 56.56 to 10.88 137,163     0.97%         3.89% to    3.43%
 Oppenheimer Capital
   Appreciation Fund/VA --
   Service Shares
   2009...................... 1.45% to 2.10%   894,281 12.11 to  9.19  10,092     0.01%        42.06% to   41.13%
   2008...................... 1.45% to 2.10%   877,284  8.52 to  6.03   7,287     0.00%      (46.45)% to (46.81)%
   2007...................... 1.45% to 2.10% 1,069,304 15.92 to 11.33  16,850     0.01%        12.20% to   11.46%
   2006...................... 1.45% to 2.30% 1,137,445 14.18 to 11.12  15,884     0.19%         6.12% to    5.21%
   2005...................... 1.45% to 2.10% 1,079,413 13.84 to 10.42  14,343     0.72%         8.60% to    2.67%
 Oppenheimer Core Bond
   Fund/VA -- Non-Service
   Shares
   2009...................... 1.15% to 1.60% 1,526,681 20.27 to  8.77  20,608     0.00%         8.35% to    7.86%
   2008...................... 1.15% to 1.60% 1,873,787 18.71 to  8.13  23,110     4.96%      (39.75)% to (40.02)%
   2007...................... 1.15% to 1.60% 2,549,165 31.06 to 13.56  51,724     5.32%         3.18% to    2.72%
   2006...................... 1.15% to 1.60% 2,858,389 30.10 to 13.20  57,980     5.63%         4.07% to    3.60%
   2005...................... 1.15% to 1.60% 3,417,647 28.92 to 12.69  69,116     5.37%         1.41% to    0.95%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                             EXPENSES AS A                             NET
                              % OF AVERAGE                            ASSETS
                             NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                             -------------- ---------- -------------- ------- -------------- --------------------
 Oppenheimer Global
   Securities Fund/VA --
   Service Shares
   2009..................... 1.45% to 2.55% 10,027,128 18.18 to  7.76 110,762     1.97%        37.33% to   35.80%
   2008..................... 1.45% to 2.55% 10,638,744 13.24 to  5.72  88,007     1.35%      (41.20)% to (41.86)%
   2007..................... 1.45% to 2.20%  7,632,946 22.52 to 14.20 120,950     1.58%         4.53% to    3.73%
   2006..................... 1.45% to 2.30%  8,592,832 21.54 to 12.17 128,891     0.88%        15.67% to   14.67%
   2005..................... 1.45% to 2.20%  9,274,898 18.62 to 11.40 118,406     0.86%        19.43% to   11.67%
 Oppenheimer High Income
   Fund/VA -- Non-Service
   Shares
   2009..................... 1.15% to 1.60%  1,255,407 11.03 to  3.22   7,952     0.00%        23.88% to   23.32%
   2008..................... 1.15% to 1.60%  1,398,189  8.90 to  2.61   7,385     8.01%      (78.92)% to (79.01)%
   2007..................... 1.15% to 1.60%  1,695,927 42.24 to 12.43  43,383     7.55%       (1.26)% to  (1.71)%
   2006..................... 1.15% to 1.60%  2,216,350 42.78 to 12.64  58,611     7.86%         8.17% to    7.68%
   2005..................... 1.15% to 1.60%  2,808,835 39.55 to 11.74  70,449     6.84%         1.14% to    0.68%
 Oppenheimer Main Street
   Fund/VA -- Service
   Shares
   2009..................... 1.45% to 2.55% 14,823,506 12.01 to  7.27 122,473     1.62%        26.14% to   24.73%
   2008..................... 1.45% to 2.55% 14,173,335  9.52 to  5.83  94,330     1.64%      (39.52)% to (40.19)%
   2007..................... 1.45% to 2.45%  4,861,869 15.74 to 10.83  55,700     0.93%         2.63% to    1.59%
   2006..................... 1.45% to 2.30%  7,305,931 15.33 to 11.73  81,489     0.89%        13.10% to   12.13%
   2005..................... 1.45% to 2.20%  5,970,370 13.56 to  8.78  57,024     1.19%         8.80% to    3.53%
 Oppenheimer Main Street
   Small Cap Fund/VA --
   Service Shares
   2009..................... 1.45% to 2.55%  3,767,565 15.76 to  7.25  44,935     0.66%        34.90% to   33.39%
   2008..................... 1.45% to 2.55%  3,816,221 11.68 to  5.44  34,361     0.83%      (38.90)% to (39.59)%
   2007..................... 1.45% to 2.55%  4,088,672 19.12 to  9.00  62,618     0.28%       (2.83)% to (14.53)%
   2006..................... 1.45% to 2.30%  2,259,800 19.67 to 11.84  41,872     0.16%        13.00% to   12.03%
   2005..................... 1.45% to 2.30%  1,826,811 17.41 to 10.57  30,629     0.00%        18.07% to    5.73%
 Oppenheimer MidCap Fund/
   VA -- Non-Service Shares
   2009..................... 1.15% to 1.60%  1,303,483 36.09 to  7.53  26,548     0.00%        31.08% to   30.49%
   2008..................... 1.15% to 1.60%  1,528,898 27.53 to  5.77  23,783     0.00%      (49.66)% to (49.88)%
   2007..................... 1.15% to 1.60%  1,981,504 54.68 to 11.52  59,934     0.00%         5.10% to    4.63%
   2006..................... 1.15% to 1.60%  2,611,132 52.03 to 11.01  75,279     0.00%         1.77% to    1.32%
   2005..................... 1.15% to 1.60%  3,279,000 51.12 to 10.87  94,098     0.00%        11.04% to   10.54%
 Oppenheimer MidCap Fund/
   VA -- Service Shares
   2009..................... 1.45% to 1.95%    215,778 10.76 to  7.89   2,296     0.00%        30.34% to   29.68%
   2008..................... 1.45% to 1.95%    246,430  8.25 to  6.09   2,009     0.00%      (49.95)% to (50.20)%
   2007..................... 1.45% to 1.95%    315,293 16.49 to 12.22   5,144     0.00%         4.49% to    3.96%
   2006..................... 1.45% to 2.30%    387,344 15.78 to 10.67   6,052     0.00%         1.22% to    0.35%
   2005..................... 1.45% to 1.95%    401,902 15.59 to 11.67   6,217     0.00%        16.75% to    9.92%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                EXPENSES AS A                             NET
                                 % OF AVERAGE                            ASSETS
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- -------------- --------------------
PIMCO Variable Insurance
  Trust
 All Asset Portfolio --
   Advisor Class Shares
   2009........................ 1.45% to 2.20%    965,004 11.35 to 10.95  10,837      6.83%       19.67% to   18.76%
   2008........................ 1.45% to 2.20%  1,019,981  9.48 to  9.22   9,607      5.41%     (17.13)% to (17.76)%
   2007........................ 1.45% to 2.20%  1,328,551 11.44 to 11.22  15,149      7.38%        6.61% to    5.79%
   2006........................ 1.45% to 2.30%    648,529 10.73 to 10.33   6,946      5.24%        3.05% to    2.17%
   2005........................ 1.45% to 2.20%    618,092 10.41 to 10.36   6,434      5.04%        4.14% to    3.61%
 Foreign Bond Portfolio (U.S.
   Dollar Hedged) --
   Administrative Class
   Shares
   2009........................ 1.50% to 1.70%    377,728 14.32 to 14.04   5,351     13.37%       13.86% to   13.63%
   2008........................ 1.50% to 1.70%    442,196 12.57 to 12.36   5,501      3.05%      (3.86)% to  (4.05)%
   2007........................ 1.50% to 1.70%    644,226 13.08 to 12.88   8,347      3.36%        2.06% to    1.85%
   2006........................ 1.50% to 1.70%    764,583 12.81 to 12.65   9,717      4.20%        0.66% to    0.45%
   2005........................ 1.50% to 1.70%    919,440 12.73 to 12.51  11,622      3.15%        3.57% to    3.36%
 High Yield Portfolio --
   Administrative Class
   Shares
   2009........................ 1.45% to 2.55%  8,517,858 13.75 to 10.02 113,504      8.70%       38.23% to   36.69%
   2008........................ 1.45% to 2.55%  7,997,415  9.95 to  7.33  77,572      7.68%     (24.62)% to (25.46)%
   2007........................ 1.45% to 2.45%  6,148,888 13.19 to 10.57  85,408      6.97%        1.99% to    0.95%
   2006........................ 1.45% to 2.30%  7,880,987 12.94 to 10.76 105,639      6.88%        7.50% to    6.58%
   2005........................ 1.45% to 2.30%  7,694,556 13.25 to 10.10  98,601      6.51%        4.86% to    0.99%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2009........................ 1.45% to 2.55%  5,493,956 12.92 to 11.27  75,552      7.32%      (5.77)% to  (6.82)%
   2008........................ 1.45% to 2.55%  5,739,941 13.71 to 12.10  88,048      4.25%       15.60% to   14.31%
   2007........................ 1.45% to 2.55%  6,083,533 11.86 to 10.58  81,485      4.53%        8.15% to    8.82%
   2006........................ 1.45% to 2.30%  4,748,616 10.97 to  9.91  62,943      5.55%      (0.31)% to  (1.17)%
   2005........................ 1.45% to 2.30%  4,370,680 15.01 to 10.03  61,368      4.27%        3.23% to    0.26%
 Low Duration Portfolio --
   Administrative Class
   Shares
   2009........................ 1.45% to 2.55% 24,727,901 11.87 to 11.13 280,887      6.57%       11.68% to   10.43%
   2008........................ 1.45% to 2.55% 18,915,673 10.63 to 10.08 194,038      4.51%      (1.86)% to  (2.96)%
   2007........................ 1.45% to 2.55% 17,920,878 10.83 to 10.39 191,569      4.23%        5.80% to    5.82%
   2006........................ 1.45% to 2.30%  2,044,005 10.24 to 10.14  20,805      4.24%        2.47% to    1.58%
   2005........................ 0.00% to 2.30%    904,878  9.99 to  9.94   9,028      2.45%      (0.09)% to  (0.60)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                 EXPENSES AS A                             NET
                                  % OF AVERAGE                            ASSETS
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- -------------- --------------------
 Total Return Portfolio --
   Administrative Class
   Shares
   2009......................... 1.15% to 2.55% 28,509,454 13.69 to 11.93 406,290     6.79%        12.73% to   11.13%
   2008......................... 1.15% to 2.55% 24,894,819 12.14 to 10.73 323,751     5.57%         3.59% to    2.12%
   2007......................... 1.15% to 2.55% 23,041,682 11.72 to 10.51 299,527     4.79%         7.48% to    7.72%
   2006......................... 1.15% to 2.30% 26,585,312 10.91 to 10.13 321,728     5.00%         2.65% to    1.46%
   2005......................... 1.15% to 2.30% 23,356,330 13.09 to  9.98 285,362     4.28%         1.27% to  (0.18)%
Rydex Variable Trust
 NASDAQ -- 100(R) Fund
   2009......................... 1.45% to 2.10%  1,209,561 14.27 to 10.50   6,737     0.00%        49.80% to   48.81%
   2008......................... 1.45% to 2.20%  1,299,162  9.52 to  7.71   4,760     0.15%      (42.76)% to (43.19)%
   2007......................... 1.45% to 2.20%  1,610,228 16.64 to 13.57   9,434     0.07%        16.11% to   15.22%
   2006......................... 1.45% to 2.30%  2,099,071 14.33 to 10.86  10,118     0.00%         4.24% to    3.35%
   2005......................... 1.45% to 2.10%  3,188,196 13.75 to  3.56  15,226     0.00%        14.05% to  (1.00)%
The Alger Portfolios
 Alger Large Cap Growth
   Portfolio -- Class I-2
   Shares
   2009......................... 1.15% to 1.60%  3,296,237 18.65 to  8.15  40,195     0.66%        45.88% to   45.22%
   2008......................... 1.15% to 1.60%  3,822,849 12.78 to  5.61  32,079     0.23%      (46.78)% to (47.02)%
   2007......................... 1.15% to 1.60%  4,954,536 24.02 to 10.59  77,447     0.35%        18.56% to   18.02%
   2006......................... 1.15% to 1.60%  6,423,326 20.26 to  8.97  85,861     0.13%         3.94% to    3.47%
   2005......................... 1.15% to 1.60%  8,119,602 19.49 to  8.67 106,661     0.24%        10.75% to   10.25%
 Alger Small Cap Growth
   Portfolio -- Class I-2
   Shares
   2009......................... 1.15% to 1.60%  2,946,423 12.31 to  9.37  32,091     0.00%        43.83% to   43.18%
   2008......................... 1.15% to 1.60%  3,365,920  8.56 to  6.54  25,618     0.00%      (47.22)% to (47.46)%
   2007......................... 1.15% to 1.60%  4,556,709 16.22 to 12.45  65,664     0.00%        15.89% to   15.36%
   2006......................... 1.15% to 1.60%  5,906,690 14.00 to 10.79  73,631     0.00%        18.64% to   18.10%
   2005......................... 1.15% to 1.60%  7,118,172 11.80 to  9.14  75,448     0.00%        15.54% to   15.02%
The Prudential Series Fund
 Jennison 20/20 Focus
   Portfolio -- Class II Shares
   2009......................... 1.45% to 2.55%  1,090,971 18.87 to  9.28  19,200     0.00%        55.12% to   53.39%
   2008......................... 1.45% to 2.55%    883,787 12.16 to  6.05   9,979     6.95%      (40.28)% to (40.95)%
   2007......................... 1.45% to 2.55%  2,841,578 20.37 to 10.24  43,190     9.12%         8.51% to    3.60%
   2006......................... 1.45% to 2.30%  2,445,477 18.77 to 11.84  36,309     0.72%        11.97% to   11.00%
   2005......................... 1.45% to 1.95%    446,962 16.76 to 12.28   7,415     0.00%        22.78% to   19.02%
 Jennison Portfolio -- Class II
   Shares
   2009......................... 1.45% to 2.30%    246,625 13.93 to  9.87   2,904     0.28%        40.53% to   39.32%
   2008......................... 1.45% to 2.30%    287,151  9.91 to  7.09   2,331     0.07%      (38.46)% to (38.99)%
   2007......................... 1.45% to 2.30%    252,437 16.11 to 11.61   3,470     0.00%         9.93% to    8.98%
   2006......................... 1.45% to 2.30%    268,285 14.66 to 10.66   3,328     0.00%       (0.10)% to  (0.96)%
   2005......................... 1.45% to 2.30%    243,828 14.67 to  9.16   3,019     0.00%        12.38% to    7.61%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

                                 EXPENSES AS A                            NET
                                  % OF AVERAGE                           ASSETS
                                 NET ASSETS (1)   UNITS     UNIT VALUE    000S   INVESTMENT (2)   TOTAL RETURN (3)
                                 -------------- --------- -------------- ------- -------------- --------------------
 Natural Resources Portfolio --
   Class II Shares
   2009......................... 1.45% to 2.55% 3,326,772 20.81 to 10.12  51,535     13.00%       73.85% to   71.91%
   2008......................... 1.45% to 2.55% 3,104,821 11.97 to  5.89  26,572     14.74%     (53.87)% to (54.38)%
   2007......................... 1.45% to 2.55% 1,779,458 25.95 to 12.90  42,907     23.96%       45.54% to   46.22%
   2006......................... 1.45% to 2.30%   852,359 17.83 to 13.04  15,160      3.04%       19.96% to   18.93%
   2005......................... 1.45% to 1.95%   299,613 14.86 to 14.81   4,449      0.00%       48.61% to   48.10%
 SP International Growth
   Portfolio -- Class II Shares
   2009......................... 1.55% to 1.55%     1,554  9.17 to  9.17      14      0.67%       34.33% to   34.33%
   2008......................... 1.55% to 1.55%     8,967  6.83 to  6.83      61     22.39%     (51.25)% to (51.25)%
   2007......................... 1.55% to 1.55%    11,452 14.01 to 14.01     160     12.30%       17.27% to   17.27%
   2006......................... 1.55% to 1.55%    14,472 11.94 to 11.94     173      0.80%       18.56% to   18.56%
   2005......................... 1.55% to 1.55%     1,902 10.07 to 10.07      19      1.76%       14.01% to   14.01%
 SP Prudential U.S. Emerging
   Growth Portfolio --
   Class II Shares
   2009......................... 1.55% to 1.55%     1,719 12.14 to 12.14      21      0.22%       38.99% to   38.99%
   2008......................... 1.55% to 1.55%     1,855  8.74 to  8.74      16     16.98%     (37.23)% to (37.23)%
   2007......................... 1.55% to 1.55%     1,610 13.92 to 13.92      22     10.07%       14.53% to   14.53%
   2006......................... 1.55% to 1.55%     1,647 12.15 to 12.15      20     13.77%        7.41% to    7.41%
   2005......................... 1.55% to 1.55%     7,938 11.31 to 11.31      90     12.89%       15.66% to   15.66%
The Universal Institutional
  Funds, Inc.
 Equity and Income Portfolio
   -- Class II Shares
   2009......................... 1.45% to 2.55% 1,446,343  8.97 to  8.71  12,783      2.83%       20.71% to   19.37%
   2008......................... 1.45% to 2.55% 1,246,305  7.43 to  7.30   9,170      3.20%     (23.80)% to (24.65)%
   2007......................... 1.45% to 2.55%   729,990  9.76 to  9.68   7,085      0.59%      (3.59)% to  (4.67)%
Van Kampen Life Investment
  Trust
 Capital Growth Portfolio --
   Class II Shares
   2009......................... 1.45% to 2.20%   728,917 12.58 to 10.48   7,696      0.00%       63.24% to   62.00%
   2008......................... 1.45% to 2.20%   768,760  7.71 to  6.47   4,972      0.20%     (49.85)% to (50.24)%
   2007......................... 1.45% to 2.20%   889,144 15.37 to 12.99  11,432      0.00%       14.94% to   14.06%
   2006......................... 1.45% to 2.30% 1,002,002 13.37 to 10.56  11,111      0.00%        1.14% to    0.27%
   2005......................... 1.45% to 2.20%   996,830 13.22 to 10.06  10,793      0.01%       13.69% to    5.38%
 Comstock Portfolio --
   Class II Shares
   2009......................... 1.45% to 2.55% 4,892,907 13.09 to  7.14  55,253      4.31%       26.55% to   25.13%
   2008......................... 1.45% to 2.55% 5,740,584 10.35 to  5.70  51,764      2.74%     (36.73)% to (37.44)%
   2007......................... 1.45% to 2.55% 9,721,170 16.35 to  9.12 131,463      1.56%      (3.75)% to (12.88)%
   2006......................... 1.45% to 2.30% 7,575,129 16.99 to 11.94 111,331      2.41%       14.37% to   13.38%
   2005......................... 1.45% to 2.30% 6,788,043 14.86 to 10.50  87,592      0.95%        5.39% to    1.83%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2009

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, a charge for the bonus credit, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

      Consolidated Financial Statements and Financial Statement Schedules

                         Year ended December 31, 2009

    (With Reports of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                       Page
                                                                                                       ----
Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm..................................  F-1
   Consolidated Statements of Income for the years ended December 31, 2009, 2008 and 2007.............  F-2
   Consolidated Balance Sheets as of December 31, 2009 and 2008.......................................  F-3
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2009,
     2008 and 2007....................................................................................  F-4
   Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007.........  F-5
   Notes to Consolidated Financial Statements.........................................................  F-6
   Report of KPMG LLP, Independent Registered Public Accounting Firm, on Financial Statement
     Schedules........................................................................................ F-64
   Schedule I, Summary of investments-other than investments in related parties....................... F-65
   Schedule III, Supplemental Insurance Information................................................... F-66

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

   As discussed in note 2 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments in 2009.

/s/ KPMG LLP

Richmond, Virginia
April 13, 2010

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                               Years ended December 31,
                                     -                                       ----------------------------
                                                                               2009      2008      2007
                                                                             --------  --------  --------
Revenues:
Premiums.................................................................... $  982.4  $1,068.5  $1,063.2
Net investment income.......................................................    644.7     948.3   1,189.9
Net investment gains (losses)...............................................   (315.9)   (936.7)    (91.1)
Policy fees and other income................................................    599.2     607.7     491.3
                                                                             --------  --------  --------
   Total revenues...........................................................  1,910.4   1,687.8   2,653.3
                                                                             --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves...............................  1,032.7   1,138.8   1,105.4
Interest credited...........................................................    339.7     450.7     541.3
Acquisition and operating expenses, net of deferrals........................    247.0     270.2     244.2
Amortization of deferred acquisition costs and intangibles..................    241.0     244.0     151.4
Interest expense............................................................     91.7     168.1     205.1
                                                                             --------  --------  --------
   Total benefits and expenses..............................................  1,952.1   2,271.8   2,247.4
                                                                             --------  --------  --------
Income (loss) before income taxes and equity in net income (loss) of
  unconsolidated subsidiary.................................................    (41.7)   (584.0)    405.9
Provision (benefit) for income taxes........................................    (36.0)   (212.3)    101.3
                                                                             --------  --------  --------
Net income (loss) before equity in net income (loss) of unconsolidated
  subsidiary................................................................     (5.7)   (371.7)    304.6
Equity in net income (loss) of unconsolidated subsidiary....................      4.4     (37.6)     19.1
                                                                             --------  --------  --------
Net income (loss)........................................................... $   (1.3) $ (409.3) $  323.7
                                                                             ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments...................................... $ (592.1) $ (820.7) $  (62.4)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss).............................................................    226.6        --        --
                                                                             --------  --------  --------
Net other-than-temporary impairments........................................   (365.5)   (820.7)    (62.4)
Other investment gains (losses).............................................     49.6    (116.0)    (28.7)
                                                                             --------  --------  --------
Total net investment gains (losses)......................................... $ (315.9) $ (936.7) $  (91.1)
                                                                             ========  ========  ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                                December 31,
                                                                                            --------------------
                                                                                               2009       2008
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $11,248.8  $10,771.7
       Equity securities available-for-sale, at fair value.................................     101.3       90.0
       Commercial mortgage loans...........................................................   2,363.3    2,704.1
       Policy loans........................................................................     515.7      505.8
       Other invested assets ($297.6 and $338.9 restricted)................................   2,607.4    2,991.8
                                                                                            ---------  ---------
              Total investments............................................................  16,836.5   17,063.4
   Cash and cash equivalents...............................................................   1,279.8    2,120.2
   Accrued investment income...............................................................     152.8      158.7
   Deferred acquisition costs..............................................................   3,180.1    3,294.8
   Intangible assets.......................................................................     491.8      641.5
   Goodwill................................................................................     450.9      450.9
   Reinsurance recoverable.................................................................   8,216.0    8,490.7
   Other assets............................................................................     491.2      648.7
   Separate account assets.................................................................  10,086.3    8,501.9
                                                                                            ---------  ---------
              Total assets................................................................. $41,185.4  $41,370.8
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 9,885.1  $ 9,936.2
       Policyholder account balances.......................................................  11,362.5   14,017.3
       Liability for policy and contract claims............................................     294.9      280.9
       Unearned premiums...................................................................      17.2       19.2
       Other liabilities ($299.4 and $396.5 restricted)....................................   1,082.3    1,519.5
       Non-recourse funding obligations....................................................   3,543.0    3,555.0
       Deferred income tax liability.......................................................     586.4      323.8
       Separate account liabilities........................................................  10,086.3    8,501.9
                                                                                            ---------  ---------
              Total liabilities............................................................  36,857.7   38,153.8
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,686.7    4,686.7
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................    (546.7)  (1,649.7)
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................    (129.8)        --
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................    (676.5)  (1,649.7)
          Derivatives qualifying as hedges.................................................      12.4       46.1
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................    (664.1)  (1,603.6)
       Retained earnings...................................................................     279.5      108.3
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   4,327.7    3,217.0
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $41,185.4  $41,370.8
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholder's Equity
                             (Amounts in millions)

                                                                              Accumulated
                                                                  Additional     other                  Total
                                                 Preferred Common  paid-in   comprehensive Retained stockholder's
                                                   stock   stock   capital   income (loss) earnings    equity
                                                 --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2006................  $ 110.0  $25.6   $4,025.3    $    22.0   $ 260.8    $ 4,443.7
                                                                                                      ---------
Comprehensive income (loss):
   Net income...................................       --     --         --           --     323.7        323.7
   Net unrealized gains (losses) on investment
     securities.................................       --     --         --       (359.9)       --       (359.9)
   Derivatives qualifying as hedges.............       --     --         --          4.6        --          4.6
                                                                                                      ---------
Total comprehensive income (loss)...............                                                          (31.6)
Redemption of preferred stock...................   (110.0)    --         --           --        --       (110.0)
Dividends and other transactions with
  stockholder...................................       --     --       46.3           --     (62.0)       (15.7)
                                                  -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2007................       --   25.6    4,071.6       (333.3)    522.5      4,286.4
                                                                                                      ---------
Comprehensive income (loss):
   Net loss.....................................       --     --         --           --    (409.3)      (409.3)
   Net unrealized gains (losses) on investment
     securities.................................       --     --         --     (1,311.5)       --     (1,311.5)
   Derivatives qualifying as hedges.............       --     --         --         41.2        --         41.2
                                                                                                      ---------
Total comprehensive income (loss)...............                                                       (1,679.6)
Capital contribution............................       --     --      610.9           --        --        610.9
Other transactions with stockholder.............       --     --        4.2           --      (4.9)        (0.7)
                                                  -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2008................       --   25.6    4,686.7     (1,603.6)    108.3      3,217.0
                                                                                                      ---------
Cumulative effect of change in accounting, net
  of taxes and other adjustments................       --     --         --       (188.4)    188.5          0.1
Comprehensive income (loss):
   Net loss.....................................       --     --         --           --      (1.3)        (1.3)
   Net unrealized gains (losses) on securities
     not other-than-temporarily impaired........       --     --         --      1,143.9        --      1,143.9
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............       --     --         --         17.7        --         17.7
   Derivatives qualifying as hedges.............       --     --         --        (33.7)       --        (33.7)
                                                                                                      ---------
Total comprehensive income (loss)...............                                                        1,126.6
Other transactions with stockholder.............       --     --         --           --     (16.0)       (16.0)
                                                  -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2009................  $    --  $25.6   $4,686.7    $  (664.1)  $ 279.5    $ 4,327.7
                                                  =======  =====   ========    =========   =======    =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                                         Years ended December 31,
                                                                                     -------------------------------
                                                                                        2009       2008       2007
                                                                                     ---------  ---------  ---------
Cash flows from operating activities:
   Net income (loss)................................................................ $    (1.3) $  (409.3) $   323.7
   Adjustments to reconcile net income (loss) to net cash from operating activities:
       Net investment losses (gains)................................................     315.9      936.7       91.1
       Equity in net (income) loss of unconsolidated subsidiary.....................      (4.4)      37.6      (19.1)
       Charges assessed to policyholders............................................    (394.2)    (364.3)    (349.5)
       Net increase (decrease) in trading securities and derivative instruments.....    (149.8)     199.8      (94.9)
       Amortization of fixed maturity discounts and premiums........................      60.0       36.7       (7.4)
       Acquisition costs deferred...................................................    (185.6)    (399.9)    (488.3)
       Amortization of deferred acquisition costs and intangibles...................     241.0      244.0      151.4
       Deferred income taxes........................................................    (289.7)    (108.4)     215.7
   Change in certain assets and liabilities:
       Accrued investment income and other assets...................................      43.0     (105.3)    (139.6)
       Insurance reserves...........................................................     699.6      819.2      707.5
       Other liabilities and other policy-related balances..........................      58.9      (96.5)     (48.4)
                                                                                     ---------  ---------  ---------
   Net cash from operating activities...............................................     393.4      790.3      342.2
                                                                                     ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities....................................................   1,605.4    1,812.5    2,419.7
       Commercial mortgage loans....................................................     247.2      297.1      505.6
   Proceeds from sales of investments:
       Fixed maturity and equity securities.........................................   1,586.6    1,152.1    1,477.1
   Purchases and originations of investments:
       Fixed maturity and equity securities.........................................  (2,336.2)  (1,305.4)  (4,477.9)
       Commercial mortgage loans....................................................        --      (31.4)    (692.1)
   Other invested assets, net.......................................................    (253.2)  (1,026.0)    (148.2)
   Cash related to transfer of subsidiary to an affiliate...........................        --         --      (27.0)
   Policy loans, net................................................................      (9.9)     (39.0)     (11.2)
                                                                                     ---------  ---------  ---------
   Net cash from investing activities...............................................     839.9      859.9     (954.0)
                                                                                     ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to universal life and investment contracts..............................   1,421.8    3,999.4    4,582.0
   Withdrawals from universal life and investment contracts.........................  (3,448.7)  (4,746.8)  (4,450.9)
   Proceeds from short-term borrowings and other, net...............................     (34.7)     272.8      518.2
   Payments on short-term borrowings................................................        --     (271.8)    (522.4)
   Proceeds from issuance of non-recourse funding obligations.......................        --         --      790.0
   Redemption of non-recourse funding obligations...................................     (12.0)        --         --
   Capital contribution from parent.................................................        --      600.0         --
   Capital contribution to unconsolidated subsidiary................................      (0.1)        --         --
   Redemption of preferred stock....................................................        --         --     (110.0)
   Dividends paid to stockholders...................................................        --         --       (2.5)
                                                                                     ---------  ---------  ---------
   Net cash from financing activities...............................................  (2,073.7)    (146.4)     804.4
                                                                                     ---------  ---------  ---------
   Net change in cash and cash equivalents..........................................    (840.4)   1,503.8      192.6
Cash and cash equivalents at beginning of year......................................   2,120.2      616.4      423.8
                                                                                     ---------  ---------  ---------
Cash and cash equivalents at end of year............................................ $ 1,279.8  $ 2,120.2  $   616.4
                                                                                     =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2009, 2008 and 2007

(1) Formation and Nature of Business

   (a) Formation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us" or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Until March 12, 2007, our preferred shares were owned by an affiliate, Brookfield Life Assurance Company Limited ("BLAC"). On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC. GLAIC was the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY, with GLICNY being the surviving entity.

   On January 1, 2007, we transferred assets of $1,377.2 million, including cash and cash equivalents of $27.0 million and liabilities of $1,091.2 million of AML to GLICNY in exchange for an investment in GLICNY of $334.4 million, representing a 34.5% investment in GLICNY. Additionally, $2.1 million was recorded related to net unrealized investment gains and derivative items in equity related to the transfer. The transfer was recorded at book value as the entities were under common control, and accordingly, the difference of $46.3 million between the book value of AML and the investment in GLICNY was recorded as additional paid-in capital. Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2009 and 2008, the carrying value of our investment in GLICNY was $381.4 million and $219.1 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying condensed consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include: Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Jamestown Life Insurance Company, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River Lake III"), River Lake Insurance Company IV Limited ("River Lake IV"), River Lake Insurance Company V ("River Lake V"), LLC, River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII") and Rivermont Life Insurance Company I ("Rivermont I"). All intercompany accounts and transactions have been eliminated in consolidation.

   (b) Nature of Business

   We have two segments: (i) Protection; and (ii) Retirement Income, formerly known as Retirement Income and Institutional.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are term life insurance, universal life insurance and Medicare supplement insurance.

   Retirement income products include fixed and variable deferred and immediate individual annuities and group variable annuities offered through retirement plans. On May 1, 2008, we discontinued the sales of variable life insurance policies, however, we continue to service existing policies. In 2006, we discontinued the sale of structured settlement annuities.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors). We also distribute a limited number of products through a direct sales force and defined contribution plan record keepers.

   We also have Corporate and Other activities which include unallocated corporate income and expenses and non-strategic products that are managed outside of our operating segments. Our non-strategic products include our institutional and corporate-owned life insurance products. Institutional products consist of: funding agreements, funding agreements backing notes ("FABNs") and guaranteed investment contracts ("GICs").

   In December 2009, we began reporting our institutional and corporate-owned life insurance products, previously included in our Retirement Income and Protection segments, respectively, in Corporate and Other activities, as they were deemed non-strategic. All prior period amounts have been re-presented.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for disclosure through April 13, 2010, which is the date the financial statements were issued.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal life insurance contracts, fees assessed against policyholder account values and surrender fee income. For universal life insurance contracts, charges to contractholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values, respectively, and are recognized as revenue when charged. Surrender fees are recognized as income when the contract or policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities is comprised primarily of investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   Prior to adoption of new accounting guidance related to the recognition and presentation of other-than-temporary impairments on April 1, 2009, we generally recognized an other-than-temporary impairment on debt securities in an unrealized loss position when we did not expect full recovery of value or did not have the intent

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

and ability to hold such securities until they had fully recovered their amortized cost. The recognition of other-than-temporary impairments prior to April 1, 2009 represented the entire difference between the amortized cost and fair value with this difference being recorded in net income (loss) as an adjustment to the amortized cost of the security.

   Beginning on April 1, 2009, we recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  . we do not expect full recovery of our amortized cost based on the estimate of cash flows expected to be collected,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of income.

   Total other-than-temporary impairments are calculated as the difference between the amortized cost and fair value that emerged in the current period. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net income
(loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security by discounting these cash flows at the current effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

   The vast majority of our fixed maturity and equity securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. Certain structured securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3. We also utilize internally developed pricing models to produce estimates of fair value primarily utilizing Level 2 inputs along with certain Level 3 inputs. The internally developed models include matrix pricing where we discount expected cash flows utilizing market interest rates obtained from market sources based on the credit quality and duration of the instrument to determine fair value. For securities that may not be reliably priced using internally developed pricing models, we estimate fair value using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable, or corroborated by market observable information, and represent Level 3 inputs.

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

   The fair value of derivative instruments primarily utilizes Level 2 inputs. Certain derivative instruments are valued using significant unobservable inputs and are classified as Level 3 measurements. The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, was determined based on consideration of several inputs including: closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; foreign exchange rates; market interest rates; and non-performance risk. For product-related embedded derivatives, we also include certain policyholder assumptions in the determination of fair value.

   For assets carried at fair value, the non-performance of the counterparties is considered in the determination of fair value measurement for those assets. Similarly, the fair value measurement of a liability must reflect the entity's own non-performance risk. Therefore, the impact of non-performance risk, as well as any potential credit enhancements (e.g., collateral), has been considered in the fair value measurement of both assets and liabilities. The liabilities recorded at fair value include derivative and guaranteed minimum withdrawal benefits ("GMWB") liabilities.

   We continually assess the non-performance risk on our liabilities recorded at fair value and will make adjustments in future periods as additional information is obtained that would indicate such an adjustment is necessary to accurately present the fair value measurement in accordance with U.S. GAAP.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   (f) Commercial Mortgage Loans

   Commercial mortgage loans are generally stated at principal amounts outstanding, net of deferred expenses and allowance for loan loss. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio, which require the borrower to provide collateral, consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. Cash and non-cash collateral, such as a security, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities, all of which have scheduled maturities of less than three years. As of December 31, 2009 and 2008, the fair value of securities loaned under the securities lending program was $170.6 million and $121.0 million, respectively. As of December 31, 2009 and 2008, the fair value of collateral held under the securities lending program was $175.8 million and $128.0 million, respectively, and the obligation to return collateral of $176.0 million and $128.2 million, respectively, was included in other liabilities in the consolidated balance sheets. We had no non-cash collateral as of December 31, 2009 and 2008.

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   (i) Deferred Acquisition Costs

   Acquisition costs include costs that vary with, and are primarily related to, the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the years ended December 31, 2009 and 2008, we recorded a charge to DAC as a result of our loss recognition and DAC recoverability testing of $49.0 million and $46.1 million, respectively. For the year ended December 31, 2007, there were no charges to income recorded as a result of our DAC recoverability or loss recognition testing.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2009, 2008 and 2007, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment at least annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We test goodwill using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value.

   The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available, and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

   The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

   For the years ended December 31, 2009, 2008 and 2007, no charges were recorded as a result of our goodwill impairment testing. See note 6 for additional information related to goodwill.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   (m) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in income.

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

   (n) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life insurance policyholders. We assess mortality and expense risk fees and administration charges on the assets allocated to the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the contractholders' and policyholders' equity in those assets.

   (o) Insurance Reserves

   Future Policy Benefits

   We include insurance-type contracts, such as traditional life insurance, in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   Policyholder Account Balances

   We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled, if there is no change in the law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of General Electric ("GE"). During this period, we were subject to a tax sharing arrangement that allocated taxes on a separate company basis, but provided benefit for current utilization of losses and credits.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we file a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, Genworth North America Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in stockholder's equity since the liability for the contingency is assumed by GNA.

   (r) Variable Interest Entities

   We are involved in certain entities that are considered variable interest entities ("VIEs") as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders.

   Our primary involvement related to VIEs includes securitization transactions and certain investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   We have retained interests in VIEs where we are the servicer and transferor of certain assets that were sold to a newly created VIE. Additionally, for certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   We hold investments in certain structures that are considered VIEs. Our investments represent beneficial interests that are primarily in the form of structured securities or alternative investments. Our involvement in these structures typically represent a passive investment in the returns generated by the VIE and typically do not result in having significant influence over the economic performance of the VIE.

   As of December 31, 2009 and 2008, we were not required to consolidate any VIEs where there are third-party beneficial interest holders.

   (s) Accounting Changes

   Fair Value Measurements and Disclosures--Measuring Liabilities At Fair Value

   On October 1, 2009, we adopted new accounting guidance related to measuring liabilities at fair value. This accounting guidance clarified techniques for measuring the fair value of liabilities when quoted market prices for the identical liability are not available. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Measurements and Disclosures--Investments In Certain Entities That Calculate Net Asset Value Per Share

   On October 1, 2009, we adopted new accounting guidance related to fair value measurements and disclosures that provided guidance on the fair value measurement in certain entities that calculate net asset value per share. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

   On July 1, 2009, we adopted new accounting guidance related to the codification of accounting standards and the hierarchy of U.S. GAAP established by the Financial Accounting Standards Board (the "FASB"). This accounting guidance established two levels of U.S. GAAP, authoritative and nonauthoritative. The FASB Accounting Standards Codification (the "Codification") is the source of authoritative, nongovernmental U.S. GAAP, except for rules and interpretive releases of the U.S. Securities and Exchange Commission ("SEC"), which are also sources of authoritative U.S. GAAP for SEC registrants. All other accounting literature is nonauthoritative. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Subsequent Events

   On June 30, 2009, we adopted new accounting guidance related to accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This accounting guidance required the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Recognition and Presentation of Other-Than-Temporary Impairments

   On April 1, 2009, we adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. This accounting guidance amended the other-than-temporary impairment guidance for debt securities and modified the presentation and disclosure requirements for other-than-temporary impairment disclosures for debt and equity securities. This accounting guidance also amended the requirement for management to positively assert the ability and intent to hold a debt security to recovery to determine whether an other-than-temporary impairment exists and replaced this provision with the assertion that we do not intend to sell or it is not more likely than not that we will be required to sell a security prior to recovery. Additionally, this accounting guidance modified the presentation of other-than-temporary impairments for certain debt securities to only present the impairment loss in net income (loss) that represents the credit loss associated with the other-than-temporary impairment with the remaining impairment loss being presented in OCI. On April 1, 2009, we recorded a net cumulative effect adjustment of $188.5 million to retained earnings with an offset to accumulated other comprehensive income (loss) of $188.4 million related to the adoption of this new accounting guidance. The following summarizes the components for the cumulative effect adjustment:

                                        Accumulated other
                                          comprehensive                     Total stockholder's
(Amounts in millions)                     income (loss)   Retained earnings       equity
---------------------                   ----------------- ----------------- -------------------
Investment securities..................      $(301.6)          $ 301.6             $  --
Adjustment to DAC......................          3.6              (4.5)             (0.9)
Adjustment to PVFP.....................          5.9              (5.8)              0.1
Adjustment to certain benefit reserves.           --               0.6               0.6
Provision for income taxes.............        103.7            (103.4)              0.3
                                             -------           -------             -----
Net cumulative effect adjustment.......      $(188.4)          $ 188.5             $ 0.1
                                             =======           =======             =====

   Determining Fair Value When the Volume and Level of Activity For the Asset Or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

   On April 1, 2009, we adopted new accounting guidance related to determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. This accounting guidance provided additional guidance for determining fair value when the volume or level of activity for an asset or liability has significantly decreased and identified circumstances that indicate a transaction is not orderly. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Measurements of Certain Nonfinancial Assets and Liabilities

   On January 1, 2009, we adopted new accounting guidance related to fair value measurements of certain nonfinancial assets and liabilities, such as impairment testing of goodwill and indefinite-lived intangible assets. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Disclosures About Derivative Instruments and Hedging Activities

   On January 1, 2009, we adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. This statement required enhanced disclosures about an entity's derivative and hedging activities. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Business Combinations

   On January 1, 2009, we adopted new accounting guidance related to business combinations. This accounting guidance established principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Transfers of Financial Assets and Interests In Variable Interest Entities

   On December 31, 2008, we adopted new accounting guidance related to disclosures by public entities about transfers of financial assets and interests in VIEs. This new accounting guidance amends the disclosure requirements regarding transfers of financial assets and involvement in VIEs to require additional disclosures for public entities. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Credit Derivatives and Certain Guarantees

   On December 31, 2008, we adopted new accounting guidance related to disclosures about credit derivatives and certain guarantees. This accounting guidance requires certain disclosures by sellers of credit derivatives and requires additional disclosure about the current status of the payment/performance risk of guarantees. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   On October 14, 2008, the Office of the Chief Accountant at the SEC, issued a letter to the FASB that stated, given the debt characteristics of hybrid securities, they would not object to the application of a debt impairment model to hybrid investments provided there has been no evidence of deterioration in credit of the issuer. A debt impairment model could be used for filings subsequent to October 14, 2008, until the FASB further addresses the appropriate impairment model. As a result, management began using and will continue to use the debt impairment model as long as there has been no evidence of deterioration in credit of the issuer as of the balance sheet date.

   Other-Than-Temporary Impairments of Certain Structured Securities

   On October 1, 2008, we adopted new accounting guidance related to impairment guidance. This accounting guidance amends the impairment guidance to require all available information be used to produce our best estimate of cash flows rather than relying exclusively upon what a market participant would use to determine the current fair value. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Determining Fair Value When A Market Is Not Active

   On September 30, 2008, we adopted new accounting guidance related to determining the fair value of a financial asset when the market for that asset is not active. The accounting guidance provides guidance and clarification on how management's internal assumptions, observable market information and market quotes are considered in inactive markets. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Fair Value Measurements

   On January 1, 2008, we adopted new accounting guidance related to fair value measurements. This accounting guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements. Additionally, on January 1, 2008, we elected the partial adoption of this accounting guidance to allow an entity to delay the application until January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of the accounting guidance, we will delay the application for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Option For Financial Assets and Financial Liabilities

   On January 1, 2008, we adopted new accounting guidance related to the fair value option for financial assets and financial liabilities. This accounting guidance provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value for designated items are reported in income in the current period. The adoption of this new accounting guidance did not impact our consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. We will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provisions outlined in the accounting guidance.

   Amendment to Guidance For Offsetting of Amounts Related To Certain Contracts

   On January 1, 2008, we adopted new accounting guidance for offsetting of amounts related to certain contracts. This accounting guidance allows fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. It also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts. We do not, and have not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.

   Accounting For Uncertainty In Income Taxes

   On January 1, 2007, we adopted new accounting guidance related to accounting for uncertainty in income taxes. This accounting guidance clarifies the criteria that must be satisfied to recognize the financial statement benefit of a position taken in our tax returns. The criteria for recognition in the consolidated financial statements require an affirmative determination that it is more likely than not, based on a tax position's technical merits, that we are entitled to the benefit of that position.

   Upon adoption of this new accounting guidance on January 1, 2007, the total amount of unrecognized tax benefits was $74.3 million, of which, $53.3 million, if recognized, would affect the effective tax rate.

   Accounting By Insurance Enterprises For DAC In Connection With Modifications Or Exchanges of Insurance Contracts

   On January 1, 2007, we adopted new accounting guidance related to accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. This accounting guidance provides

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

guidance on accounting for DAC and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a benefit, feature, right or coverage within an existing contract. The adoption of this new accounting guidance had no impact on our consolidated financial statements.

   (t) Accounting Pronouncements Not Yet Adopted

   In March 2010, the FASB issued new accounting guidance clarifying the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, entities will be required to bifurcate any embedded credit derivative features that no longer qualify under the amended scope exception, or, for certain investments, an entity can elect fair value option and record the entire investment at fair value. This accounting guidance will be effective for us on July 1, 2010. Upon adoption, any changes in the carrying value of impacted items will be recorded directly in retained earnings. We have not yet determined the impact this accounting guidance will have on our consolidated financial statements.

   In January 2010, the FASB issued new accounting guidance to require additional disclosures about purchases, sales, issuances, and settlements in the rollforward of Level 3 fair value measurements. This new accounting guidance will be effective for us on January 1, 2011. We do not expect the adoption of this new accounting guidance to have a material impact on our consolidated financial statements.

   In June 2009, the FASB issued new accounting guidance related to accounting for transfers of financial assets. This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This accounting guidance will be effective for us on January 1, 2010 and shall apply to transfers that occur on or after the effective date. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements. However, the elimination of the qualifying special purpose entity concept requires that these entities be considered for consolidation as a result of the new guidance related to VIEs as discussed below.

   In June 2009, the FASB issued new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in VIEs. Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise which has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. This accounting guidance will be effective for us on January 1, 2010. Upon adoption of this new accounting guidance, we will be required to consolidate certain VIEs, including previously qualified special-purpose entities and investment structures. We will record a transition adjustment for the impact upon adoption to reflect the difference between the assets and liabilities of the newly consolidated entities and the amounts recorded for our interests in these entities prior to adoption. We anticipate the impact upon adoption of this new accounting guidance will not be material to retained earnings on January 1, 2010, but will increase total assets and total liabilities approximately $100.0 million.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


(3) Investments

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

 (Amounts in millions)                                 2009    2008     2007
 ---------------------                                ------  ------  --------
 Fixed maturity securities--taxable.................. $567.0  $773.6  $  928.0
 Commercial mortgage loans...........................  136.7   168.4     183.8
 Equity securities...................................    1.8     3.5       3.9
 Other invested assets...............................  (77.8)  (27.5)     40.7
 Policy loans........................................   31.8    29.7      28.2
 Cash, cash equivalents and short-term investments...    8.8    26.1      30.3
                                                      ------  ------  --------
    Gross investment income before expenses and fees.  668.3   973.8   1,214.9
 Expenses and fees...................................  (23.6)  (25.5)    (25.0)
                                                      ------  ------  --------
    Net investment income............................ $644.7  $948.3  $1,189.9
                                                      ======  ======  ========

   (b) Net Investment Gains (Losses)

   Net investment gains (losses) were as follows for the years ended
December 31:

(Amounts in millions)                                             2009     2008    2007
---------------------                                           -------  -------  ------
Available-for-sale securities:
   Realized gains on sale...................................... $  28.5  $  31.7  $  9.8
   Realized losses on sale.....................................   (70.1)   (56.2)  (30.2)
Impairments:
   Total other-than-temporary impairments......................  (592.1)  (820.7)  (62.4)
   Portion of other-than-temporary impairments included in OCI.   226.6       --      --
                                                                -------  -------  ------
   Net other-than-temporary impairments........................  (365.5)  (820.7)  (62.4)
                                                                -------  -------  ------
Derivative instruments.........................................   112.1    (87.9)   (3.7)
Commercial mortgage loans......................................   (10.3)    (0.5)   (1.9)
Trading securities.............................................    (1.5)     2.6    (2.6)
Other..........................................................    (9.1)    (5.7)   (0.1)
                                                                -------  -------  ------
   Net investments gains (losses).............................. $(315.9) $(936.7) $(91.1)
                                                                =======  =======  ======

   Derivative instruments primarily consist of changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments. See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2009, 2008 and 2007 was $483.0 million, $443.9 million and $1,334.6 million, respectively, which was approximately 87.9%, 88.8% and 97.5%, respectively, of book value.

   The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the year ended December 31:

 (Amounts in millions)                                                   2009
 ---------------------                                                 -------
 Cumulative credit losses, beginning balance.......................... $    --
 Adoption of new accounting guidance related to other-than-temporary
   impairments........................................................   456.2
 Additions:
    Other-than-temporary impairments not previously recognized........    48.7
    Increases related to other-than-temporary impairments previously
      recognized......................................................    86.1
 Reductions:
    Securities sold, paid down or disposed............................  (213.8)
    Securities where there is intent to sell..........................    (3.9)
                                                                       -------
 Cumulative credit losses, ending balance............................. $ 373.3
                                                                       =======

   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on investment securities classified as available-for-sale and other invested assets are reduced by deferred income taxes and adjustments to DAC and PVFP that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of December 31:

(Amounts in millions)                                       2009       2008      2007
---------------------                                    ---------  ---------  -------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................ $(1,080.2) $(2,565.1) $(508.1)
   Equity securities....................................      10.8       (9.6)     3.5
   Restricted other invested assets.....................      (1.7)     (57.6)   (15.3)
   Investment in unconsolidated subsidiary..............     (28.5)    (152.5)   (10.5)
   Other invested assets................................      (0.1)       0.7       --
                                                         ---------  ---------  -------
       Subtotal.........................................  (1,099.7)  (2,784.1)  (530.4)
                                                         ---------  ---------  -------
Adjustments to DAC and PVFP.............................      63.5      311.4     12.3
Deferred income taxes, net..............................     359.7      823.0    179.9
                                                         ---------  ---------  -------
Net unrealized investment gains (losses)................ $  (676.5) $(1,649.7) $(338.2)
                                                         =========  =========  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)                                                              2009       2008      2007
---------------------                                                           ---------  ---------  -------
Beginning balance.............................................................. $(1,649.7) $  (338.2) $  21.7
Cumulative effect of change in accounting......................................    (188.4)        --       --
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..........................   1,567.5   (3,097.8)  (673.8)
   Adjustment to DAC...........................................................    (131.8)     150.8     14.8
   Adjustment to PVFP..........................................................    (125.6)     148.3     27.7
   Provision for deferred income taxes.........................................    (420.5)     938.5    219.4
                                                                                ---------  ---------  -------
       Change in unrealized gains (losses) on investment securities............     889.6   (1,860.2)  (411.9)
Reclassification adjustments to net investment (gains) losses, net of deferred
  taxes of $(146.5), $(295.4) and $(28.0)......................................     272.0      548.7     52.0
                                                                                ---------  ---------  -------
Ending balance................................................................. $  (676.5) $(1,649.7) $(338.2)
                                                                                =========  =========  =======

   (d) Fixed Maturity and Equity Securities

   As of December 31, 2009, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                  Gross unrealized gains      Gross unrealized losses
                                                --------------------------- --------------------------
                                      Amortized Not other-than- Other-than- Not other-than- Other-than-
                                       cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                   cost       impaired      impaired      impaired      impaired     value
---------------------                 --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
   U.S. government, agencies and
     government-sponsored
     enterprises..................... $   649.7     $ 11.5         $  --       $    (6.7)     $    --   $   654.5
   Government--non-U.S...............     148.9       12.2            --            (6.5)          --       154.6
   U.S. corporate....................   5,551.7      122.9            --          (200.7)          --     5,473.9
   Corporate--non-U.S................   1,616.1       40.4          11.0          (142.3)          --     1,525.2
   Residential mortgage-backed.......   1,555.9       19.2           1.3          (243.3)      (175.7)    1,157.4
   Commercial mortgage-backed........   1,125.5        6.2           0.8          (311.3)       (34.5)      786.7
   Other asset-backed................   1,681.2        5.4            --          (179.1)       (11.0)    1,496.5
                                      ---------     ------         -----       ---------      -------   ---------
       Total fixed maturity
         securities..................  12,329.0      217.8          13.1        (1,089.9)      (221.2)   11,248.8
Equity securities....................      90.5       10.9            --            (0.1)          --       101.3
                                      ---------     ------         -----       ---------      -------   ---------
       Total available-for-sale
         securities.................. $12,419.5     $228.7         $13.1       $(1,090.0)     $(221.2)  $11,350.1
                                      =========     ======         =====       =========      =======   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                                       Gross      Gross
                                                         Amortized   unrealized unrealized
(Amounts in millions)                                   cost or cost   gains      losses   Fair value
---------------------                                   ------------ ---------- ---------- ----------
Fixed maturity securities:
   U.S. government, agencies and government-sponsored
     entities..........................................  $   158.3     $15.9    $      --  $   174.2
   Government--non-U.S.................................      178.7       3.9        (20.4)     162.2
   U.S. corporate......................................    6,209.1      30.7       (856.5)   5,383.3
   Corporate--non-U.S..................................    1,815.1       3.7       (481.7)   1,337.1
   Residential mortgage-backed.........................    1,688.6      17.1       (427.2)   1,278.5
   Commercial mortgage-backed..........................    1,425.1       5.6       (577.9)     852.8
   Other asset-backed..................................    1,861.9       3.9       (282.2)   1,583.6
                                                         ---------     -----    ---------  ---------
       Total fixed maturity securities.................   13,336.8      80.8     (2,645.9)  10,771.7
Equity securities......................................       99.6       0.9        (10.5)      90.0
                                                         ---------     -----    ---------  ---------
       Total available-for-sale securities.............  $13,436.4     $81.7    $(2,656.4) $10,861.7
                                                         =========     =====    =========  =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2009:

                                                    Less than 12 months               12 months or more
                                              -------------------------------- --------------------------------
                                                           Gross                            Gross
                                                         unrealized Number of             unrealized Number of
(Dollar amounts in millions)                  Fair value   losses   securities Fair value   losses   securities
----------------------------                  ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturity securities:
   U.S. government, agencies and government-
     sponsored enterprises...................  $  319.5   $  (6.1)      30      $    6.2  $    (0.6)      2
   Government--non-U.S.......................        --        --       --          31.8       (6.5)     11
   U.S. corporate............................     781.3     (16.0)     117       1,558.3     (184.7)    256
   Corporate--non-U.S........................     106.7      (4.6)      22         696.3     (137.7)     78
   Residential mortgage-backed...............     248.8    (132.7)     101         508.2     (286.3)    205
   Commercial mortgage-backed................      81.6     (16.3)      29         585.7     (329.5)    193
   Other asset-backed........................     193.6      (0.7)      21         981.2     (189.4)    140
                                               --------   -------      ---      --------  ---------     ---
   Subtotal, fixed maturity securities.......   1,731.5    (176.4)     320       4,367.7   (1,134.7)    885
Equity securities............................        --        --       --            --       (0.1)      1
                                               --------   -------      ---      --------  ---------     ---
Total for securities in an unrealized loss
  position...................................  $1,731.5   $(176.4)     320      $4,367.7  $(1,134.8)    886
                                               ========   =======      ===      ========  =========     ===
% Below cost--fixed maturity securities:
   (less than)20% Below cost.................  $1,569.6   $ (32.1)     232      $3,207.4  $  (237.0)    466
   20-50% Below cost.........................     120.9     (67.7)      41         912.4     (442.9)    228
   (greater than)50% Below cost..............      41.0     (76.6)      47         247.9     (454.8)    191
                                               --------   -------      ---      --------  ---------     ---
   Total fixed maturity securities...........   1,731.5    (176.4)     320       4,367.7   (1,134.7)    885
                                               --------   -------      ---      --------  ---------     ---
% Below cost--equity securities:
   (less than)20% Below cost.................        --        --       --            --       (0.1)      1
                                               --------   -------      ---      --------  ---------     ---
   Total equity securities...................        --        --       --            --       (0.1)      1
                                               --------   -------      ---      --------  ---------     ---
Total for securities in an unrealized loss
  position...................................  $1,731.5   $(176.4)     320      $4,367.7  $(1,134.8)    886
                                               ========   =======      ===      ========  =========     ===

Investment grade.............................  $1,559.4   $ (50.5)     216      $3,766.1  $  (748.2)    649
Below investment grade.......................     172.1    (125.9)     104         601.6     (386.6)    237
                                               --------   -------      ---      --------  ---------     ---
Total for securities in an unrealized loss
  position...................................  $1,731.5   $(176.4)     320      $4,367.7  $(1,134.8)    886
                                               ========   =======      ===      ========  =========     ===

   The investment securities in an unrealized loss position as of December 31, 2009 consisted of 1,206 securities and accounted for unrealized losses of $1,311.2 million. Of these unrealized losses of $1,311.2 million, 60.9% were investment grade (rated "AAA" through "BBB-") and 20.5% were less than 20% below cost. The securities less than 20% below cost were primarily attributable to widening credit spreads and a depressed market for certain structured mortgage securities. Included in these unrealized losses as of December 31, 2009 was $221.2 million of unrealized losses on other-than-temporarily impaired securities. Of the total unrealized losses on other-than-temporarily impaired securities, $81.8 million have been in an unrealized loss position for more

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

than 12 months. Of the unrealized losses of $1,311.2 million, $954.9 million were related to structured securities and $232.9 million were related to corporate securities primarily in the finance and insurance sector. The remaining amount of $123.4 million was spread evenly across all other sectors. Of the $954.9 million unrealized losses in structured securities, 36.2% were in commercial mortgage-backed securities and 43.9% were in residential mortgage-backed securities with the remainder in other asset-backed securities. Approximately 52.9% of the total unrealized losses in structured securities were on securities that have retained investment grade ratings. Most of these securities have been in an unrealized loss position for 12 months or more. Given the current market conditions and limited trading on these securities, the fair value of these securities has declined due to widening credit spreads and high premiums for illiquidity. We examined the performance of the underlying collateral and developed our estimate of cash flows expected to be collected. In doing so, we identified certain securities where the non-credit portion of other-than-temporary impairments was recorded in OCI. Based on this evaluation, we determined that the unrealized losses on our mortgage-backed and asset-backed securities represented temporary impairments as of December 31, 2009.

   Of the $232.9 million unrealized losses in the finance and insurance sector, most have been in an unrealized loss position for 12 months or more. Most of these securities have retained a credit rating of investment grade. None of these unrealized losses included securities where an other-than-temporary impairment was recorded in OCI. The remaining unrealized losses in our U.S. and non-U.S. corporate securities were evenly distributed across all other major industry types that comprise our corporate bond holdings. Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these securities has declined due to widening credit spreads. In our examination of these securities, we considered all available evidence, including the issuers' financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. A subset of the securities issued by banks and other financial institutions represent investments in financial hybrid securities on which a debt impairment model was employed. Most of these securities retain a credit rating of investment grade. About half of these securities were issued by foreign financial institutions. The fair value of these securities has been impacted by widening credit spreads which reflect current financial industry events including uncertainty surrounding the level and type of government support of European financial institutions, potential capital restructuring of these institutions, the risk that income payments may be deferred and the risk that these institutions could be nationalized. Based on this evaluation, we determined that the unrealized losses on these securities represented temporary impairments as of December 31, 2009.

   Of the investment securities in an unrealized loss position for 12 months or more as of December 31, 2009, 419 securities were 20% or more below cost, of which 169 securities were also below investment grade (rated "BB+" and below) and accounted for unrealized losses of $363.3 million. These securities were primarily structured securities or securities issued by corporations in the finance and insurance sector. Included in this amount are other-than-temporarily impaired securities where the non-credit loss of $47.2 million was recorded in OCI.

   As of December 31, 2009, we expect to recover our amortized cost on the securities included in the chart above and do not intend to sell, or it is not more likely than not that we will be required to sell, these securities prior to recovering our amortized cost.

   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of asset-backed and mortgage-backed securities and potential future write-downs within our portfolio of mortgage-backed and asset-backed securities. While we expect our investments in corporate securities will continue to perform in accordance with our conclusions about the amount and timing of estimated cash flows, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2008:

                                                  Less than 12 months               12 months or more
                                            -------------------------------- --------------------------------
                                                         Gross                            Gross
                                                       unrealized Number of             unrealized Number of
(Dollar amounts in millions)                Fair value   losses   securities Fair value   losses   securities
----------------------------                ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturity securities:
   Government--non-U.S.....................  $  105.9   $ (14.9)      51      $    8.3  $    (5.5)      12
   U.S. corporate..........................   2,357.5    (264.7)     428       2,115.4     (591.8)     367
   Corporate--non-U.S......................     561.9    (118.3)     148         675.4     (363.4)     109
   Residential mortgage-backed.............     170.3     (36.8)      62         623.7     (389.7)     200
   Commercial mortgage-backed..............     163.1     (38.3)      82         673.0     (540.0)     260
   Other asset-backed......................     171.0     (12.4)      28       1,420.1     (270.1)     130
                                             --------   -------      ---      --------  ---------    -----
   Subtotal, fixed maturity securities.....   3,529.7    (485.4)     799       5,515.9   (2,160.5)   1,078
Equity securities..........................      25.3     (10.1)       3           1.7       (0.4)       4
                                             --------   -------      ---      --------  ---------    -----
Total for securities in an unrealized loss
  position.................................  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                             ========   =======      ===      ========  =========    =====
% Below cost--fixed maturity securities:
   (less than)20% Below cost...............  $3,016.3   $(241.1)     595      $2,957.6  $  (326.2)     436
   20-50% Below cost.......................     494.0    (222.7)     175       2,079.2   (1,030.9)     433
   (greater than)50% Below cost............      19.4     (21.6)      29         479.1     (803.4)     209
                                             --------   -------      ---      --------  ---------    -----
   Total fixed maturity securities.........   3,529.7    (485.4)     799       5,515.9   (2,160.5)   1,078
                                             --------   -------      ---      --------  ---------    -----
% Below cost--equity securities:
   (less than)20% Below cost...............       1.9      (0.4)       1           1.0       (0.2)       1
   20-50% Below cost.......................      23.4      (9.7)       2           0.7       (0.2)       3
                                             --------   -------      ---      --------  ---------    -----
   Total equity securities.................      25.3     (10.1)       3           1.7       (0.4)       4
                                             --------   -------      ---      --------  ---------    -----
Total for securities in an unrealized loss
  position.................................  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                             ========   =======      ===      ========  =========    =====

Investment grade...........................  $3,269.5   $(436.1)     625      $5,251.9  $(2,021.8)     969
Below investment grade.....................     285.5     (59.4)     177         265.7     (139.1)     113
                                             --------   -------      ---      --------  ---------    -----
Total for securities in an unrealized loss
  position.................................  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                             ========   =======      ===      ========  =========    =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2009 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due one year or less...................   $   335.9    $   341.7
       Due after one year through five years..     2,777.6      2,770.4
       Due after five years through ten years.     1,551.8      1,544.2
       Due after ten years....................     3,301.1      3,151.9
                                                 ---------    ---------
          Subtotal............................     7,966.4      7,808.2
       Residential mortgage-backed............     1,555.9      1,157.4
       Commercial mortgage-backed.............     1,125.5        786.7
       Other asset-backed.....................     1,681.2      1,496.5
                                                 ---------    ---------
          Total...............................   $12,329.0    $11,248.8
                                                 =========    =========

   As of December 31, 2009, $1,398.0 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2009, securities issued by finance and insurance, utilities and energy, and consumer--non-cyclical industry groups represented approximately 26.6%, 21.6% and 10.8% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2009, we did not hold any fixed maturity securities which individually exceeded 10% of stockholder's equity.

   As of December 31, 2009 and 2008, $8.5 million and $8.8 million, respectively, of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2009                      2008
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property Type
Office...............................................    $  677.5       28.5%      $  729.4       26.9%
Industrial...........................................       659.1       27.7          709.7       26.2
Retail...............................................       544.5       22.9          711.9       26.3
Hotel................................................       253.8       10.7          254.7        9.4
Apartments...........................................       225.5        9.5          277.0       10.2
Mixed use/other......................................        15.9        0.7           26.6        1.0
                                                         --------      -----       --------      -----
   Total principal balance...........................     2,376.3      100.0%       2,709.3      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         2.0                       2.2
   Allowance for losses..............................       (15.0)                     (7.4)
                                                         --------                  --------
   Total.............................................    $2,363.3                  $2,704.1
                                                         ========                  ========

                                                                2009                      2008
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic Region
Pacific..............................................    $  654.1       27.5%      $  690.7       25.5%
South Atlantic.......................................       653.0       27.5          801.5       29.6
Middle Atlantic......................................       291.5       12.3          347.4       12.8
East North Central...................................       240.2       10.1          268.0        9.9
Mountain.............................................       138.4        5.8          171.3        6.3
West North Central...................................       116.4        4.9          128.9        4.8
New England..........................................       115.4        4.9          117.5        4.3
East South Central...................................        90.2        3.8           98.5        3.6
West South Central...................................        77.1        3.2           85.5        3.2
                                                         --------      -----       --------      -----
   Total principal balance...........................     2,376.3      100.0%       2,709.3      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         2.0                       2.2
   Allowance for losses..............................       (15.0)                     (7.4)
                                                         --------                  --------
   Total.............................................    $2,363.3                  $2,704.1
                                                         ========                  ========

   For the years ended December 31, 2009 and 2008, there were no mortgage originations. As of December 31, 2009 and 2008, our total mortgage holdings secured by real estate in California was $468.2 million and $490.6 million, respectively, which was 19.7% and 18.1%, respectively, of our total mortgage holdings.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Under these principles, we may have two types of "impaired" loans: loans requiring specific allowances for losses ($1.9 million as of December 31, 2009) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition (none as of December 31, 2009). There were no impaired loans as of December 31, 2008.

   Average investment in specifically impaired loans was $1.7 million for the year ended December 31, 2009 and there was no interest income recognized on these loans while they were considered impaired. There were no non-income producing commercial mortgage loans as of December 31, 2008 or 2007.

   The following table presents the activity in the allowance for losses during the years ended December 31:

                  (Amounts in millions)      2009  2008  2007
                  ---------------------      ----- ---- -----
                  Balance as of January 1... $ 7.4 $6.9 $ 5.3
                  Provision.................   7.6  0.5   1.9
                  Transfer of AML...........    --   --  (0.3)
                                             ----- ---- -----
                  Balance as of December 31. $15.0 $7.4 $ 6.9
                                             ===== ==== =====

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                   2009                      2008
                                         ------------------------  ------------------------
(Amounts in millions)                    Carrying value % of total Carrying value % of total
---------------------                    -------------- ---------- -------------- ----------
Short-term investments..................    $1,247.6       47.8%      $  924.5       30.9%
Investment in unconsolidated subsidiary.       381.4       14.7          219.1        7.3
Restricted other invested assets........       297.6       11.4          338.9       11.3
Derivatives.............................       196.8        7.5          620.7       20.7
Securities lending collateral...........       175.8        6.7          128.0        4.3
Limited partnerships....................       153.5        5.9          286.5        9.6
Derivatives counterparty collateral.....       112.0        4.3          384.9       12.9
Trading securities......................        33.5        1.3           62.1        2.1
Other investments.......................         9.2        0.4           27.1        0.9
                                            --------      -----       --------      -----
   Total other invested assets..........    $2,607.4      100.0%      $2,991.8      100.0%
                                            ========      =====       ========      =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $499.0 million of investment securities to an affiliated special-purpose entity ("SPE") whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturity securities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   As of December 31, 2009, the amortized cost or cost, gross unrealized gains (losses) and fair value of our restricted other invested assets were as follows:

                                           Amortized   Gross      Gross
                                             cost    unrealized unrealized
(Amounts in millions)                       or cost    gains      losses   Fair value
---------------------                      --------- ---------- ---------- ----------
Fixed maturity securities:
Foreign other.............................  $269.2      $2.1      $(4.1)     $267.2
U.S. corporate............................    30.1       0.5       (0.2)       30.4
                                            ------      ----      -----      ------
   Total restricted other invested assets.  $299.3      $2.6      $(4.3)     $297.6
                                            ======      ====      =====      ======

   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our restricted other invested assets were as follows:

                                           Amortized   Gross      Gross
                                             cost    unrealized unrealized
(Amounts in millions)                       or cost    gains      losses   Fair value
---------------------                      --------- ---------- ---------- ----------
Fixed maturity securities:
Foreign other.............................  $361.5      $0.9      $(56.3)    $306.1
U.S. corporate............................    35.0       0.9        (3.1)      32.8
                                            ------      ----      ------     ------
   Total restricted other invested assets.  $396.5      $1.8      $(59.4)    $338.9
                                            ======      ====      ======     ======

   Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties. The scheduled maturity distribution of the restricted other invested assets was as follows as of December 31, 2009:

                                                   Amortized
                                                     cost
        (Amounts in millions)                       or cost  Fair value
        ---------------------                      --------- ----------
        Due in one year or less...................  $ 70.7     $ 70.7
        Due after one year through five years.....   116.4      116.9
        Due after five years through ten years....    74.5       74.5
        Due after ten years.......................    37.7       35.5
                                                    ------     ------
           Total restricted other invested assets.  $299.3     $297.6
                                                    ======     ======

   As of December 31, 2009, $54.2 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2009, we did not hold any restricted other invested assets which individually exceeded 10% of stockholder's equity.

(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates, equity prices and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibition on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures. For derivatives that meet the accounting requirements to be designated as hedges, the following disclosures for these derivatives are denoted as "derivatives designated as hedges," which include both cash flow and fair value hedges.

   The following table sets forth our positions in derivative instruments as of December 31:

                                                Derivative assets           Derivative liabilities
                                         -------------------------------- ----------------------------
                                             Balance         Fair value      Balance       Fair value
                                              sheet        --------------     sheet       -------------
(Amounts in millions)                     classification    2009    2008  classification   2009   2008
---------------------                    ----------------- ------  ------ --------------  ------ ------
Derivatives designated as hedges
Fair value hedges:
                                          Other invested                      Other
   Interest rate swaps..................      assets       $ 99.9  $178.0  liabilities    $  6.8 $ 19.3
                                                           ------  ------                 ------ ------
   Total fair value hedges..............                     99.9   178.0                    6.8   19.3
                                                           ------  ------                 ------ ------
   Total derivatives designated as
     hedges.............................                     99.9   178.0                    6.8   19.3
                                                           ------  ------                 ------ ------
Derivatives not designated as hedges
                                          Other invested                      Other
Interest rate swaps.....................      assets         34.1   332.4  liabilities      32.2   42.8
                                          Other invested                      Other
Credit default swaps....................      assets          0.7      --  liabilities        --    5.1
                                          Other invested                      Other
Equity index options....................      assets         32.2   104.9  liabilities       2.4     --
                                          Other invested                      Other
Financial futures.......................      assets           --      --  liabilities        --     --
                                          Other invested                      Other
Limited guarantee.......................      assets         29.9     5.4  liabilities        --     --
                                                                          Policyholder
                                           Reinsurance                       account
GMWB embedded derivatives............... recoverable/(1)/    (3.7)   14.9 balances/(2)/    156.6  784.8
                                                           ------  ------                 ------ ------
   Total derivatives not designated as
     hedges.............................                     93.2   457.6                  191.2  832.7
                                                           ------  ------                 ------ ------
   Total derivatives....................                   $193.1  $635.6                 $198.0 $852.0
                                                           ======  ======                 ====== ======

--------
/(1)/Represents the embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(2)/Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for derivative counterparty collateral retained by us was recorded in other invested assets with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for equity index options, the change between periods is best illustrated by the number of contracts, and for GMWB embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                                  Maturities/
(Notional in millions)                   Measurement  December 31, 2008 Additions terminations December 31, 2009
----------------------                   -----------  ----------------- --------- ------------ -----------------
Derivatives designated as hedges
Fair value hedges:
   Interest rate swaps..................  Notional        $2,228.2      $     --   $  (589.9)      $1,638.3
                                                          --------      --------   ---------       --------
   Total fair value hedges..............                   2,228.2            --      (589.9)       1,638.3
                                                          --------      --------   ---------       --------
   Total derivatives designated as
     hedges.............................                   2,228.2            --      (589.9)       1,638.3
                                                          --------      --------   ---------       --------
Derivatives not designated as hedges
Interest rate swaps.....................  Notional         2,232.0         570.5      (651.5)       2,151.0
Credit default swaps....................  Notional            56.1            --          --           56.1
Financial futures.......................  Notional         1,278.8       4,304.0    (1,278.8)       4,304.0
Limited guarantee.......................  Notional           250.0            --          --          250.0
                                                          --------      --------   ---------       --------
   Total derivatives not designated as
     hedges.............................                   3,816.9       4,874.5    (1,930.3)       6,761.1
                                                          --------      --------   ---------       --------
   Total derivatives....................                  $6,045.1      $4,874.5   $(2,520.2)      $8,399.4
                                                          ========      ========   =========       ========

(Number of contracts or policies)     Measurement  December 31, 2008 Additions Terminations December 31, 2009
---------------------------------     -----------  ----------------- --------- ------------ -----------------
Derivatives not designated as hedges
Equity index options................. Contracts         422,000       595,000    (220,000)       797,000
GMWB embedded derivatives............ Policies           38,069         4,531      (1,289)        41,311

   As a result of rating agency actions taken in April 2009, credit downgrade provisions were triggered in our master swap agreements with certain derivative counterparties and we terminated $883.0 million notional value, of which $812.0 million was replaced or renegotiated. Approximately $125.0 million of notional value remained with counterparties that can be terminated at the option of the derivative counterparty and represented a net fair value asset of $9.8 million as of December 31, 2009.

   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                   2009   2008   2007
---------------------                                                  ------  ----- -----
Derivatives qualifying as effective accounting hedges as of January 1. $ 46.1  $ 4.9 $ 0.3
Current period increases (decreases) in fair value....................  (33.7)  41.1   4.7
Reclassification to net (income) loss.................................     --    0.1  (0.1)
                                                                       ------  ----- -----
Derivatives qualifying as effective accounting hedges as of
  December 31......................................................... $ 12.4  $46.1 $ 4.9
                                                                       ======  ===== =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Derivatives qualifying as effective accounting hedges contain $11.9 million and $45.7 million, net of taxes, as of December 31, 2009 and 2008, respectively, from our investment in GLICNY. The $11.9 million, net of taxes, recorded in stockholder's equity as of December 31, 2009 is expected to be reclassified to future income through our equity in income of unconsolidated subsidiary. The remaining $0.5 million, net of taxes, is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments and interest income on future fixed-rate bond purchases. No amounts were reclassified to income during the years ended December 31, 2009, 2008 or 2007 in connection with forecasted transactions that were no longer considered probable of occurring.

   Fair Value Hedges

   Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various fair value exposures of investments.

   The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2009:

                                            Derivative instrument                                  Hedged item
                       ----------------------------------------------------------------  -------------------------------
                        Gain (loss)   Classification                   Classification     Gain (loss)   Classification
                       recognized in  of gain (loss)    Other impacts     of other       recognized in  of gain (loss)
                        net income    recognized in        to net        impacts to       net income    recognized in
(Amounts in millions)     (loss)     net income (loss)  income (loss) net income (loss)     (loss)     net income (loss)
---------------------  ------------- -----------------  ------------- ------------------ ------------- -----------------
Interest rate swaps                   Net investment                   Net investment                   Net investment
  hedging assets......    $  5.3      gains (losses)        $(8.9)         income            $(5.6)     gains (losses)
Interest rate swaps                   Net investment                                                    Net investment
  hedging liabilities.     (46.6)     gains (losses)         75.3     Interest credited       44.5      gains (losses)
                          ------                            -----                            -----
   Total..............    $(41.3)                           $66.4                            $38.9
                          ======                            =====                            =====

   The difference between the gain (loss) recognized for the derivative instrument and the hedged item presented above represents the net ineffectiveness of the fair value hedging relationships. The other impacts presented above represent the net income (loss) effects of the derivative instruments that are presented in the same location as the income activity from the hedged item. There were no amounts excluded from the measurement of effectiveness.

   For the years ended December 31, 2008 and 2007, the ineffectiveness related to our fair value hedges was immaterial. There were no amounts excluded from the measure of effectiveness in either year.

   Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and replicate characteristics of investments with similar terms and credit risk; and (iii) equity index options, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits. Additionally, we provide GMWBs on certain products that are required to be bifurcated as embedded derivatives.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                   Classification of gain (loss) recognized
(Amounts in millions)                      2009     2008    2007            in net income (loss)
---------------------                    -------  -------  ------  ----------------------------------------
Interest rate swaps..................... $(238.2) $ 312.4  $  1.9       Net investment gains (losses)
Credit default swaps....................     6.5     (6.5)     --       Net investment gains (losses)
Equity index options....................  (114.1)   269.7    21.9       Net investment gains (losses)
Financial futures.......................  (199.7)    83.7    (2.5)      Net investment gains (losses)
Limited guarantee.......................    24.5    (18.5)    8.9       Net investment gains (losses)
GMWB embedded derivatives...............   635.5   (727.5)  (34.7)      Net investment gains (losses)
                                         -------  -------  ------
   Total derivatives not designated as
     hedges............................. $ 114.5  $ (86.7) $ (4.5)
                                         =======  =======  ======

   Derivative Counterparty Credit Risk

   As of December 31, 2009 and 2008, net fair value assets by counterparty totaled $126.0 million and $554.4 million, respectively. As of December 31, 2009 and 2008, net fair value liabilities by counterparty totaled $0.5 million and $0.8 million, respectively. As of December 31, 2009 and 2008, we retained collateral of $112.0 million and $384.9 million, respectively, related to these agreements, including over collateralization of $9.8 million and $30.1 million, respectively, from certain counterparties. As of December 31, 2009 and 2008, we posted no collateral to derivative counterparties.

   All of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2009 and 2008, we could have been allowed to claim up to $23.8 million and $199.5 million, respectively, from counterparties and required to disburse up to $0.5 million and $0.8 million, respectively. This represents the net fair value of gains and losses by counterparty, less available collateral held.

   Credit Derivatives

   We sell protection under single name credit default swaps and credit default swap index tranches in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for both indexed reference entities and single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps and the par value of debt instruments with embedded credit derivatives. If a credit event occurs, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction. For debt instruments with embedded credit derivatives, the security's principal is typically reduced by the net amount of default for any referenced entity defaults.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2009                        2008
                                               --------------------------- ---------------------------
                                               Notional                    Notional
(Amounts in millions)                           value   Assets Liabilities  value   Assets Liabilities
---------------------                          -------- ------ ----------- -------- ------ -----------
Reference entity credit rating and maturity:
AAA
   Matures after one year through five years..  $ 6.0    $ --      $--      $ 6.0    $--      $0.5
A
   Matures after one year through five years..   16.5     0.1       --       16.5     --       1.4
   Matures after five years through ten years.    5.0      --       --        5.0     --       0.3
BBB
   Matures after one year through five years..   23.6     0.6       --       23.6     --       2.8
   Matures after five years through ten years.    5.0      --       --        5.0     --       0.1
                                                -----    ----      ---      -----    ---      ----
   Total credit default swaps on single name
     reference entities.......................  $56.1    $0.7      $--      $56.1    $--      $5.1
                                                =====    ====      ===      =====    ===      ====

(5) Deferred Acquisition Costs

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)                                                2009      2008      2007
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $3,137.3  $2,955.5  $2,668.1
   Costs deferred.................................................    185.6     399.9     488.3
   Amortization, net of interest accretion........................   (203.0)   (202.0)    (97.8)
   Transfer of AML................................................       --        --    (103.1)
   Cumulative effect adjustment/(1)/..............................     (4.5)       --        --
   Reinsurance transactions with an affiliate/(2)/................     35.4     (16.1)       --
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  3,150.8   3,137.3   2,955.5
   Accumulated effect of net unrealized investment (gains) losses.     29.3     157.5       6.7
                                                                   --------  --------  --------
Balance as of December 31......................................... $3,180.1  $3,294.8  $2,962.2
                                                                   ========  ========  ========

--------
/(1)/On April 1, 2009, we adopted a new accounting standard related to the recognition of other-than-temporary impairments. The adoption of this standard had a net unfavorable impact of $0.9 million on DAC.
/(2)/See note 7 for a discussion of reinsurance transactions with an affiliate.

   We regularly review DAC to determine if it is recoverable from future income. Loss recognition testing of our fee-based products in our Retirement Income segment resulted in an increase in amortization of DAC of $49.0 million and $46.1 million in 2009 and 2008, respectively, reflecting unfavorable equity market performance. As of December 31, 2009, we believe all of our other businesses have sufficient future income where the related DAC is recoverable.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


(6) Intangible Assets and Goodwill

   The following table presents our intangible assets as of December 31:

                                                       2009                  2008
                                               --------------------  --------------------
                                                Gross                 Gross
                                               carrying Accumulated  carrying Accumulated
(Amounts in millions)                           amount  amortization  amount  amortization
---------------------                          -------- ------------ -------- ------------
PVFP..........................................  $725.3    $(316.0)   $  850.8   $(290.5)
Capitalized software..........................   159.3     (101.9)      139.5     (89.4)
Deferred sales inducements to contractholders.    42.6      (17.5)       41.6     (10.5)
Other.........................................     2.5       (2.5)        2.5      (2.5)
                                                ------    -------    --------   -------
   Total......................................  $929.7    $(437.9)   $1,034.4   $(392.9)
                                                ======    =======    ========   =======

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2009, 2008 and 2007 was $38.0 million, $42.0 million and $53.6 million, respectively. Amortization expense related to deferred sales inducements of $7.0 million, $6.9 million and $1.8 million for the years ended December 31, 2009, 2008 and 2007, respectively, was included in benefits and other changes in policy reserves.

   (a) Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)                                               2009    2008    2007
---------------------                                              ------  ------  ------
Unamortized balance as of January 1............................... $406.4  $438.0  $512.6
   Amortization...................................................  (47.8)  (55.9)  (75.2)
   Interest accreted at 5.7%, 5.8% and 5.6%.......................   22.3    24.3    26.5
   Cumulative effect adjustment/(1)/..............................   (5.8)     --      --
   Transfer of AML................................................     --      --   (25.5)
   Amount transferred due to a reinsurance transaction............     --      --    (0.4)
                                                                   ------  ------  ------
Unamortized balance as of December 31.............................  375.1   406.4   438.0
   Accumulated effect of net unrealized investment (gains) losses.   34.2   153.9     5.6
                                                                   ------  ------  ------
Balance as of December 31......................................... $409.3  $560.3  $443.6
                                                                   ======  ======  ======

--------
/(1)/On April 1, 2009, we adopted a new accounting standard related to the recognition of other-than-temporary impairments. The adoption of this standard had a net favorable impact of $0.1 million on PVFP.

   The percentage of the December 31, 2009 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                                   2010. 8.6%
                                   2011. 8.2%
                                   2012. 6.9%
                                   2013. 5.2%
                                   2014. 4.6%

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   (b) Goodwill

   Our goodwill balance for the Protection segment was $450.9 million as of December 31, 2009 and 2008.

   Goodwill impairment losses

   There were no goodwill impairment charges recorded in 2009, 2008 or 2007. However, continued deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other insurance companies. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), we also have significant concentrations of reinsurance with reinsurers that could have a material impact on our financial position. As of December 31, 2009, approximately 25.8% of our reinsured life insurance was ceded to two other companies.

   As of December 31, 2009, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2009 and 2008, we had $3.1 billion and $3.0 billion, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2009 and 2008, we had a reinsurance recoverable of $7,193.3 million and $7,389.7 million, respectively associated with UFLIC.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital"), an indirect subsidiary of GE, agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   We also have reinsurance ceded to BLAC. In 2009, we ceded to BLAC $64,274.2 million of term life insurance in a transaction that did not qualify for reinsurance accounting and as such was accounted for under the deposit method of accounting. As part of this reinsurance transaction, we receive a ceding commission of $35.0 million which was accounted for as a deposit liability. In 2009, we ceded to BLAC $2,902.9 million of universal life insurance. As part of this reinsurance transaction, we transferred DAC of $31.4 million. In the fourth quarter of 2008, we ceded to BLAC $11,433.3 of term life insurance and transferred DAC of $16.1 million; however, in 2009, we recaptured all of the term life insurance that had been ceded to BLAC in the fourth quarter of 2008 and the DAC recapture associated with this transaction was $35.4 million. As of December 31, 2009 and 2008, total life insurance ceded to BLAC was $67,177.1 million and $24,846.0 million, respectively.

   We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, as of December 31, 2009, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations.

   The following table sets forth net life insurance in-force as of December 31:

 (Amounts in millions)                      2009         2008         2007
 ---------------------                  -----------  -----------  -----------
 Direct life insurance in-force........ $ 552,476.5  $ 561,124.7  $ 563,131.3
 Amounts assumed from other companies..    97,649.3     90,883.2     80,205.1
 Amounts ceded to other companies/(1)/.  (293,873.7)  (303,820.9)  (226,524.7)
                                        -----------  -----------  -----------
 Net life insurance in-force........... $ 356,252.1  $ 348,187.0  $ 416,811.7
                                        ===========  ===========  ===========
 Percentage of amount assumed to net...        27.4%        26.1%        19.2%
                                        ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                                Written                       Earned
                                     ----------------------------  ----------------------------
(Amounts in millions)                  2009      2008      2007      2009      2008      2007
---------------------                --------  --------  --------  --------  --------  --------
Direct.............................. $1,126.9  $1,240.6  $1,267.1  $1,128.8  $1,242.8  $1,269.9
Assumed.............................    172.8     254.3     148.5     172.8     249.3      58.8
Ceded...............................   (338.3)   (438.1)   (375.2)   (319.2)   (423.6)   (265.5)
                                     --------  --------  --------  --------  --------  --------
Net premiums........................ $  961.4  $1,056.8  $1,040.4  $  982.4  $1,068.5  $1,063.2
                                     ========  ========  ========  ========  ========  ========
Percentage of amount assumed to net.                                   17.6%     23.3%      5.5%
                                                                   ========  ========  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,039.1 million, $1,135.4 million and $1,098.5 million during 2009, 2008 and 2007, respectively.

(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption      2009     2008
---------------------                            ---------- -------------  -------- --------
Structured settlements with life contingencies..    /(1)/   4.0% - 9.25%   $5,408.7 $5,459.6
Traditional life insurance contracts............    /(2)/   2.5% - 7.5%     2,348.8  2,245.1
Annuity contracts with life contingencies.......    /(1)/   4.0% - 9.25%    1,993.1  2,092.5
Supplementary contracts with life contingencies.    /(1)/   4.0% - 9.25%       52.9     54.6
Accident and health insurance contracts.........    /(3)/   4.5% - 7.0%        81.6     84.4
                                                                           -------- --------
   Total future policy benefits.................                           $9,885.1 $9,936.2
                                                                           ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the United
     States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table or a-2000 Mortality Table.
/(2)/Principally modifications of the 1965-70 or 1975-80 Select and Ultimate
     Tables, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 & 1980 Commissioner's Standard Ordinary Tables and the 2000 U.S.
     Annuity Table.

   Assumptions as to persistency are based on company experience.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (Amounts in millions)                                 2009      2008
    ---------------------                               --------- ---------
    FABNs, funding agreements and GICs................. $ 2,638.5 $ 4,328.4
    Annuity contracts..................................   2,320.4   3,240.7
    Structured settlements without life contingencies..   1,377.3   1,441.2
    Supplementary contracts without life contingencies.     240.3     239.7
    Variable universal life insurance contracts........      22.0      25.5
                                                        --------- ---------
       Total investment contracts......................   6,598.5   9,275.5
    Universal life insurance contracts.................   4,764.0   4,741.8
                                                        --------- ---------
       Total policyholder account balances............. $11,362.5 $14,017.3
                                                        ========= =========

   Certain Nontraditional Long-Duration Contracts

   Our variable annuity contracts provide a basic guaranteed minimum death benefit ("GMDB") which provides a minimum account value to be paid upon the annuitant's death. Some variable annuity contracts may

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are primarily death benefits, but we also have some GMWBs and guaranteed annuitization benefits.

   As of December 31, 2009 and 2008, our liability associated with certain nontraditional long-duration contracts was approximately $7,120.3 million and $6,253.7 million, respectively.

   The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of December 31:

(Dollar amounts in millions)                                                  2009     2008
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,431.8 $3,275.4
   Net amount at risk...................................................... $   98.7 $  764.8
   Average attained age of contractholders.................................       69       69

   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $3,916.6 $1,955.0
   Net amount at risk...................................................... $  511.5 $  750.6
   Average attained age of contractholders.................................       69       69

Account values with living benefit guarantees:
   GMWBs................................................................... $5,100.7 $2,734.7
   Guaranteed annuitization benefits....................................... $  818.8 $1,129.7

   The GMDB liability for our variable annuity contracts with death benefits, net of reinsurance, was $11.5 million and $31.3 million as of December 31, 2009 and 2008, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our consolidated balance sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate accounts.

   The contracts underlying the GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2009 and 2008, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $682.9 million and $1,092.2 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by us will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Account balances of variable annuity contracts with living benefit guarantees were invested in separate account investment options as follows as of December 31:

                    (Amounts in millions)    2009     2008
                    ---------------------  -------- --------
                     Balanced funds....... $3,371.5 $2,681.3
                     Equity funds.........  1,420.6    502.3
                     Bond funds...........    852.8    588.8
                     Money market funds...    129.6     72.4
                     Other................    145.0     19.6
                                           -------- --------
                        Total............. $5,919.5 $3,864.4
                                           ======== ========

(9) Liability for Policy and Contract Claims

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2009     2008     2007
       ---------------------                   -------  -------  -------
       Balance as of January 1................ $ 280.9  $ 263.1  $ 279.3
       Less reinsurance recoverables..........  (112.0)  (113.6)  (119.4)
                                               -------  -------  -------
          Net balance as of January 1.........   168.9    149.5    159.9
                                               -------  -------  -------
       Amounts related to transfer of AML.....      --       --     (3.2)

       Incurred related to insured events of:
          Current year........................   565.3    365.5    449.2
          Prior years.........................    29.6     36.6    (80.0)
                                               -------  -------  -------
              Total incurred..................   594.9    402.1    369.2
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (548.6)  (345.1)  (309.9)
          Prior years.........................   (45.1)   (37.6)   (66.5)
                                               -------  -------  -------
              Total paid......................  (593.7)  (382.7)  (376.4)
                                               -------  -------  -------
          Net balance as of December 31.......   170.1    168.9    149.5
                                               -------  -------  -------
       Add reinsurance recoverables...........   124.8    112.0    113.6
                                               -------  -------  -------
       Balance as of December 31.............. $ 294.9  $ 280.9  $ 263.1
                                               =======  =======  =======

   As described in note 2, we establish reserves for the ultimate cost of settling claims on reported and unreported insured events that have occurred on or before the respective reporting period. These liabilities are associated primarily with our life and long-term care insurance products and represent our best estimates of the liabilities at the time based on known facts, historical trends of claim payments and other external factors, such as various trends in economic conditions, mortality, morbidity and medical costs.

   For 2009, the increase in the ending liability for policy and contract claims was primarily attributable to our life insurance products from an increase in average policy claim amounts as compared to 2008.

   During 2009, 2008 and 2007, we strengthened (reduced) reserves by $29.6 million, $36.6 million and $(80.0) million, respectively, as a result of changes in estimates related to prior year insured events and the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

development of information and trends not previously known when establishing the reserves in prior periods. In 2009, we strengthened claim reserves related to our life insurance by $31.6 million from $213.4 million as of December 31, 2008. In 2008, we strengthened claim reserves related to our life insurance by $36.0 million from $187.8 million as of December 31, 2007. Consistent with our reserving methodology, the strengthening includes a reclassification from future policy benefit reserves, which includes a provision for expected claims from policy inception. This provision is reclassified to claim reserves upon commencement of actual claim activity. Additionally, the strengthening includes refinements to our estimated claims reserves for timing, amount and duration of claims associated with observed loss development. For our other businesses, the remaining development related to refinements on both reported and unreported insured events occurring in the prior year as part of our reserving process.

   While the liability for policy and contract claims represents our current best estimates, there may be additional adjustments to these amounts based on information and trends not presently known. Such adjustments, reflecting any variety of new and adverse or favorable trends, could possibly be significant, exceeding the currently recorded reserves by an amount that could be material to our results of operations, financial condition and liquidity.

(10) Non-Recourse Funding Obligations

   We issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance products.

   The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special-purpose consolidated captive insurance subsidiaries as of December 31:

                (Amounts in millions)
                ---------------------
                Issuance                         2009     2008
                --------                       -------- --------
                River Lake I/(1)/, due 2033... $  600.0 $  600.0
                River Lake I/(2)/, due 2033...    500.0    500.0
                River Lake II/(1)/, due 2035..    300.0    300.0
                River Lake II/(2)/, due 2035..    550.0    550.0
                River Lake III/(1)/, due 2036.    500.0    500.0
                River Lake III/(2)/, due 2036.    250.0    250.0
                River Lake IV/(2)/, due 2028..    528.0    540.0
                Rivermont I/(1)/, due 2050....    315.0    315.0
                                               -------- --------
                   Total...................... $3,543.0 $3,555.0
                                               ======== ========

--------
/(1)/Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin. However, in the fourth quarter of 2008, the accrual of interest was based on a fixed rate. Beginning in January 2009, the accrual of interest was based on one-month LIBOR that resets every 28 days plus a fixed margin.
/(2)/Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

the direct issuers of the notes. Genworth has provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), which we consider remote, Genworth may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the state of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law, except for non-recourse funding obligations issued by River Lake IV, a Bermuda domiciled insurance company. River Lake IV may repay principal up to 15% of its capital without prior approval. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval. On March 25, 2009, River Lake IV repaid $12.0 million of its total outstanding $40.0 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. On March 25, 2010, River Lake IV repaid $6.0 million of its total outstanding $28.0 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments.

   Of these obligations, $1.7 billion were guaranteed by third-party financial guaranty insurance companies and the interest rates on these obligations are subject to rate resets triggered by negative rating agency actions on the third-party financial guaranty insurance companies that guarantee these obligations. During 2008, the rates on those $1.7 billion of non-recourse funding obligations were contractually reset to the highest margin to the related underlying index rates.

   The weighted average interest rate on the non-recourse funding obligations as of December 31, 2009 and 2008 was 1.5% and 3.8%, respectively, reflecting the decline in the underlying index rate.

(11) Income Taxes

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

   (Amounts in millions)                            2009     2008     2007
   ---------------------                          -------  -------  -------
   Current federal income tax.................... $ 257.0  $(107.7) $(107.6)
   Deferred federal income tax...................  (289.2)  (101.9)   213.2
                                                  -------  -------  -------
      Total federal income tax...................   (32.2)  (209.6)   105.6
                                                  -------  -------  -------
   Current state income tax......................    (3.3)     3.8     (6.8)
   Deferred state income tax.....................    (0.5)    (6.5)     2.5
                                                  -------  -------  -------
      Total state income tax.....................    (3.8)    (2.7)    (4.3)
                                                  -------  -------  -------
      Total provision (benefit) for income taxes. $ (36.0) $(212.3) $ 101.3
                                                  =======  =======  =======

   The current federal income tax (payable) receivable was $(59.2) million and $160.9 million and the current state income tax receivable (payable) was $6.0 million and $2.9 million as of December 31, 2009 and 2008, respectively, and was included in other assets and other liabilities in the consolidated balance sheets.

   In 2009, we recorded $5.8 million in retained earnings as a deemed dividend related to the assumption of a liability for tax contingency reserves from our indirect parent, GNA. The dividend was offset by a decrease in tax expense resulting in no net impact to total stockholder's equity. In 2008, we recorded $4.2 million in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

reserves by our indirect parent, GNA. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholder's equity. In 2007, we recorded $9.1 million in retained earnings as a deemed dividend related to the assumption of a liability for tax contingency reserves from our indirect parent, GNA. The dividend was offset by a decrease in tax expense resulting in no net impact to total stockholder's equity. Additionally, in 2007, we recorded $52.7 million in retained earnings related to deferred taxes on prior year ceding commissions.

   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

                                                           2009  2008  2007
                                                           ----  ----  ----
    Statutory U.S. federal income tax rate................ 35.0% 35.0% 35.0%
    Increase (reduction) in rate resulting from:
       State income tax, net of federal income tax effect.  6.0   0.4  (0.3)
       Benefit on tax favored investments................. 42.2   1.0  (8.8)
       Interest on uncertain tax positions................  2.7   0.2  (1.0)
       Other, net.........................................  0.4  (0.2)  0.1
                                                           ----  ----  ----
    Effective rate........................................ 86.3% 36.4% 25.0%
                                                           ====  ====  ====

   The components of the net deferred income tax liability were as follows as of December 31:

      (Amounts in millions)                                2009     2008
      ---------------------                              -------- --------
      Assets:
         Investments.................................... $  108.0 $  183.2
         Net unrealized losses on investment securities.    359.7    823.0
         Accrued expenses...............................      0.6      8.5
         Net operating loss carryforwards...............    454.3    136.0
         Other..........................................     76.3     52.4
                                                         -------- --------
             Total deferred income tax assets...........    998.9  1,203.1
                                                         -------- --------
      Liabilities:
         Insurance reserves.............................    542.2    422.8
         Net unrealized gains on derivatives............      0.2      0.1
         PVFP...........................................    125.2    139.3
         DAC............................................    869.1    876.9
         Other..........................................     48.6     87.8
                                                         -------- --------
             Total deferred income tax liabilities......  1,585.3  1,526.9
                                                         -------- --------
             Net deferred income tax liability.......... $  586.4 $  323.8
                                                         ======== ========

   Based on our analysis, we believe it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable us to realize the remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   Net operating loss ("NOL") carryforwards amounted to $1,298.0 million as of December 31, 2009, and if unused, will expire beginning in 2022.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

      (Amounts in millions)                          2009    2008   2007
      ---------------------                         ------  -----  ------
      Balance as of January 1...................... $ 67.8  $51.0  $ 74.3
      Tax positions related to the current period:
         Gross additions...........................   54.3    1.7     0.5
         Gross reductions..........................   (1.7)  (1.7)     --
      Tax positions related to the prior years:
         Gross additions...........................    0.3   19.8     0.5
         Gross reductions..........................  (12.8)  (2.4)  (24.0)
      Settlements..................................     --   (0.6)   (0.3)
                                                    ------  -----  ------
      Balance as of December 31.................... $107.9  $67.8  $ 51.0
                                                    ======  =====  ======

   The total amount of unrecognized tax benefits was $107.9 million as of December 31, 2009, of which $40.8 million, if recognized, would affect the effective rate on operations.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2009, 2008 and 2007, we incurred approximately $(1.8) million, $0.4 million and $(3.4) million, respectively, of interest and penalties. We had approximately $0.9 million and $2.7 million, respectively, of interest and penalties accrued as of December 31, 2009 and 2008.

   We file U.S. federal income tax returns and various state income tax returns. With few exceptions, we are no longer subject to U.S. federal income tax examinations for years prior to 2000. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. The Internal Revenue Service ("IRS") is currently reviewing our U.S. income tax returns for the 2007 and 2008 tax years. Certain issues from the 2005 and 2006 audit cycle have been timely protested and will be subject to review by the IRS appeals division. For those companies that filed consolidated returns with our former parent, GE, in 2003 and 2004 before Genworth's initial public offering ("IPO") (which included the pre-IPO related transactions), the portion of the GE consolidated return allocated to such companies is still subject to IRS examination. Certain issues from the 2000 through 2004 audit cycle are agreed upon with the IRS appeals division and are in the process of being prepared for review by the Joint Committee of Taxation.

   We believe it is reasonably possible that in 2010, as a result of our open audits and appeals, up to $84.7 million of unrecognized tax benefits related to certain life insurance deductions will be recognized.

(12) Supplemental Cash Flow Information

   Net cash (paid) received for taxes was $(51.3) million, $56.7 million and $213.3 million for the years ended December 31, 2009, 2008 and 2007, respectively. Cash paid for interest related to our non-recourse funding obligations was $72.6 million, $162.4 million and $177.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

   For a discussion of capital contributions paid to our unconsolidated subsidiary and capital contributions received from our parent, see note 17.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table details these transactions as well as other non-cash items for the years ended December 31:

(Amounts in millions)                                                  2009   2008  2007
---------------------                                                  ----- -----  ----
Supplemental schedule of non-cash investing and financing activities:
   Capital contribution from parent................................... $  -- $10.9  $ --
   Capital contribution to unconsolidated subsidiary..................  51.7    --    --
   Tax contingencies and other tax related items......................   5.8  (4.2)  9.1
                                                                       ----- -----  ----
   Total non-cash transactions........................................ $57.5 $ 6.7  $9.1
                                                                       ===== =====  ====

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $171.7 million, $268.8 million and $326.0 million for the years ended December 31, 2009, 2008 and 2007, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $26.7 million, $118.1 million and $115.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

   We pay Genworth, our ultimate parent, for investment related services. We paid $18.6 million, $20.5 million and $15.7 million to Genworth in 2009, 2008 and 2007, respectively.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2009 and 2008, we incurred no interest expense under this agreement. Interest expense under this agreement was $0.5 million for the year ended December 31, 2007. We pay interest at the cost of funds of GNA, which was 0.2%, 1.5% and 4.4%, for the years ended December 31, 2009, 2008 and 2007, respectively. GNA owed us $0.5 million as of December 31, 2009 and 2008, which was included in other assets in the consolidated balance sheets. During 2009, there were no borrowings. During 2008, we borrowed and then repaid $271.8 million to GNA and as of December 31, 2008, there were no amounts outstanding under this agreement.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the years ended December 31, 2009, 2008 and 2007, we recorded $10.2 million, $4.9 million and $50.4 million, respectively, in retained earnings related to losses associated with the sale of securities to affiliates.

(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative financial instruments. Other

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates.

   Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments, limited partnerships accounted for under the cost method and bank loans.

   Borrowings and related instruments. Based on market quotes or comparable market transactions.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products.

   The following represents the fair value of financial assets and liabilities as of December 31:

                                                               2009                             2008
                                                  ------------------------------- --------------------------------
                                                   Notional   Carrying             Notional    Carrying
(Amounts in millions)                               amount     amount  Fair value   amount      amount  Fair value
---------------------                             --------    -------- ---------- --------     -------- ----------
Assets:
   Commercial mortgage loans.....................  $    /(1)/ $2,363.3  $2,291.8   $     /(1)/ $2,704.1  $2,501.2
   Other invested assets.........................       /(1)/  1,298.6   1,305.1         /(1)/    992.9   1,006.6
Liabilities:
   Borrowings and related instruments:...........
       Non-recourse funding obligations/(2)/.....       /(1)/  3,543.0   1,720.8         /(1)/  3,555.0   2,757.0
   Investment contracts..........................       /(1)/  6,598.5   6,885.3         /(1)/  9,275.5   8,340.6
Other firm commitments:
   Commitments to fund limited
     partnerships................................   63.0            --        --    111.4            --        --

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 10.

   Recurring Fair Value Measurements

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   For derivative liabilities, we consider the counterparty collateral arrangements and rights of set-off when determining whether any incremental adjustment should be made for our non-performance risk. As a result of these counterparty arrangements, we determined no adjustment for our non-performance risk was required to the derivative liabilities of $41.4 million and $67.2 million as of December 31, 2009 and 2008, respectively.

   For GMWB liabilities recorded at fair value of $156.6 million and $784.8 million as of December 31, 2009 and 2008, respectively, non-performance risk is integrated into the discount rate. The discount rate utilized in our valuation was based on the swap curve, which included the credit risk of an instrument rated "AA" and incorporated the non-performance risk of our GMWB liabilities. The impact of non-performance risk on our GMWB valuation was $1.0 million and $24.8 million as of December 31, 2009 and 2008, respectively, as a result of our discount rate being higher than the U.S. Treasury curve.

   To determine whether the use of the swap curve was the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. After considering all relevant factors in assessing whether any additional adjustment to the discount rate for non-performance risk was necessary, including assumptions we expect market participants would utilize in a hypothetical exit market transaction, we determined that no incremental adjustment to the discount rate was necessary for our GMWB liabilities that are recorded at fair value. We believe that a hypothetical exit market participant would use a similar discount rate to value the liabilities and would not incorporate changes in non-performance risk in the discount rate other than the implied credit spread incorporated in the swap curve.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following tables set forth our assets and liabilities that were measured at fair value on a recurring basis as of December 31:

                                                                             2009
                                                            --------------------------------------
(Amounts in millions)                                         Total     Level 1  Level 2   Level 3
---------------------                                       ---------  --------- -------- --------
Assets
   Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-
            sponsored enterprises.......................... $   654.5  $      -- $  644.3 $   10.2
          Government--non-U.S..............................     154.6         --    154.6       --
          U.S. corporate...................................   5,473.9         --  5,164.8    309.1
          Corporate--non-U.S...............................   1,525.2         --  1,336.6    188.6
          Residential mortgage-backed......................   1,157.4         --    507.8    649.6
          Commercial mortgage-backed.......................     786.7         --     10.8    775.9
          Other asset-backed...............................   1,496.5         --    679.9    816.6
                                                            ---------  --------- -------- --------
          Total fixed maturity securities..................  11,248.8         --  8,498.8  2,750.0
                                                            ---------  --------- -------- --------
       Equity securities...................................     101.3       31.4     64.8      5.1
                                                            ---------  --------- -------- --------
       Other invested assets:
          Trading securities...............................      33.5         --     12.0     21.5
          Restricted other invested assets.................     297.6         --    271.1     26.5
          Derivative assets................................     196.8         --    132.3     64.5
          Securities lending collateral....................     175.8         --    175.8       --
          Derivatives counterparty collateral..............      13.6         --     13.6       --
                                                            ---------  --------- -------- --------
          Total other invested assets......................     717.3         --    604.8    112.5
                                                            ---------  --------- -------- --------
   Reinsurance recoverable/(1)/............................      (3.7)        --       --     (3.7)
   Separate account assets.................................  10,086.3   10,086.3       --       --
                                                            ---------  --------- -------- --------
          Total assets..................................... $22,150.0  $10,117.7 $9,168.4 $2,863.9
                                                            =========  ========= ======== ========
Liabilities
   Policyholder account balances/(2)/...................... $   156.6  $      -- $     -- $  156.6
   Derivative liabilities..................................      41.4         --     38.1      3.3
                                                            ---------  --------- -------- --------
          Total liabilities................................ $   198.0  $      -- $   38.1 $  159.9
                                                            =========  ========= ======== ========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(2)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


                                                                            2008
                                                            ------------------------------------
(Amounts in millions)                                         Total   Level 1  Level 2  Level 3
---------------------                                       --------- -------- -------- --------
Assets
   Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-
            sponsored enterprises.......................... $   174.2 $     -- $  167.2 $    7.0
          Government--non-U.S..............................     162.2       --    143.8     18.4
          U.S. corporate...................................   5,383.3       --  4,346.3  1,037.0
          Corporate--non-U.S...............................   1,337.1       --    895.6    441.5
          Residential mortgage-backed......................   1,278.5       --    447.8    830.7
          Commercial mortgage-backed.......................     852.8       --     36.0    816.8
          Other asset-backed...............................   1,583.6       --    829.4    754.2
                                                            --------- -------- -------- --------
          Total fixed maturity securities..................  10,771.7       --  6,866.1  3,905.6
                                                            --------- -------- -------- --------
       Equity securities...................................      90.0     22.9     12.2     54.9
                                                            --------- -------- -------- --------
       Other invested assets:
          Trading securities...............................      62.1       --     23.6     38.5
          Restricted other invested assets.................     338.9       --    167.1    171.8
          Derivative assets................................     620.7       --    510.4    110.3
          Securities lending collateral....................     128.0       --    128.0       --
          Derivatives counterparty collateral..............     176.3       --    176.3       --
                                                            --------- -------- -------- --------
          Total other invested assets......................   1,326.0       --  1,005.4    320.6
                                                            --------- -------- -------- --------
   Reinsurance recoverable/(1)/............................      14.9       --       --     14.9
   Separate account assets.................................   8,501.9  8,501.9       --       --
                                                            --------- -------- -------- --------
          Total assets/(2)/................................ $20,704.5 $8,524.8 $7,883.7 $4,296.0
                                                            ========= ======== ======== ========
Liabilities
   Policyholder account balances/(3)/...................... $   784.8 $     -- $     -- $  784.8
   Derivative liabilities..................................      67.2       --     67.2       --
                                                            --------- -------- -------- --------
          Total liabilities/(4)/........................... $   852.0 $     -- $   67.2 $  784.8
                                                            ========= ======== ======== ========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities. The balance as of December 31, 2008 has been revised to include this amount.
/(2)/Total assets have been revised to include the reinsured portion of our
     GMWB liabilities.
/(3)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance. The balance as of December 31, 2008 has been revised to exclude the impact of reinsurance.
/(4)/Total liabilities have been revised to exclude the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                                                                                          Total gains
                                      Total realized and                                                    (losses)
                                       unrealized gains    Purchases,                                     included in
                          Beginning        (losses)          sales                              Ending     net income
           -               balance   -------------------   issuances                           balance       (loss)
                            as of    Included in              and                  Transfer     as of     attributable
                          January 1, net income  Included settlements,  Transfer    out of   December 31,  to assets
(Amounts in millions)        2009      (loss)     in OCI      net      in Level 3  Level 3       2009      still held
---------------------     ---------- ----------- -------- ------------ ---------- ---------  ------------ ------------
Fixed maturity securities:
   U.S. government,
     agencies and
     government-
     sponsored
     enterprises.........  $    7.0    $    --    $ (0.2)   $   3.4      $   --   $      --    $   10.2      $   --
   Government--
     non-U.S.............      18.4         --        --         --          --       (18.4)         --          --
   U.S. corporate........   1,037.0       26.4      92.6     (315.9)       66.9      (597.9)      309.1         1.2
   Corporate--non-U.S....     441.5       (9.4)     55.0      (63.2)      103.8      (339.1)      188.6          --
   Residential mortgage-
     backed..............     830.7       23.6       3.3     (206.3)        2.9        (4.6)      649.6        20.1
   Commercial mortgage-
     backed..............     816.8       (1.4)     94.6      (47.3)       29.0      (115.8)      775.9        (1.5)
   Other asset-backed....     754.2        1.4     171.7     (269.1)      203.3       (44.9)      816.6         4.1
                           --------    -------    ------    -------      ------   ---------    --------      ------
   Total fixed maturity
     securities..........   3,905.6       40.6     417.0     (898.4)      405.9    (1,120.7)    2,750.0        23.9
                           --------    -------    ------    -------      ------   ---------    --------      ------
Equity securities........      54.9       (0.1)      1.9       (0.5)         --       (51.1)        5.1        (0.2)
                           --------    -------    ------    -------      ------   ---------    --------      ------
Other invested assets:
   Trading securities....      38.5        0.9        --      (21.6)        3.7          --        21.5         0.4
   Restricted other
     invested assets.....     171.8       (0.4)     14.2      (52.6)         --      (106.5)       26.5          --
   Derivative assets.....     110.3     (104.5)       --       36.8        21.9          --        64.5       (96.6)
                           --------    -------    ------    -------      ------   ---------    --------      ------
   Total other invested
     assets..............     320.6     (104.0)     14.2      (37.4)       25.6      (106.5)      112.5       (96.2)
                           --------    -------    ------    -------      ------   ---------    --------      ------
Reinsurance
  recoverable/(1)/.......      14.9      (19.3)       --        0.7          --          --        (3.7)      (19.3)
                           --------    -------    ------    -------      ------   ---------    --------      ------
Total Level 3 assets.....  $4,296.0    $ (82.8)   $433.1    $(935.6)     $431.5   $(1,278.3)   $2,863.9      $(91.8)
                           ========    =======    ======    =======      ======   =========    ========      ======

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities. The balance as of January 1, 2009 has been revised to include this amount.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


                                                                                                            Total gains
                                        Total realized and                                                    (losses)
                                         unrealized gains    Purchases,                                     included in
                            Beginning        (losses)          sales                              Ending     net income
             -               balance   -------------------   issuances                           balance       (loss)
                              as of    Included in              and                  Transfer     as of     attributable
                            January 1, net income  Included settlements,  Transfer    out of   December 31,  to assets
(Amounts in millions)          2008      (loss)     in OCI      net      in Level 3  Level 3       2008      still held
---------------------       ---------- ----------- -------- ------------ ---------- ---------  ------------ ------------
Fixed maturity securities..  $2,044.2    $(618.8)  $(682.8)   $(392.4)    $4,793.8  $(1,238.4)   $3,905.6     $(607.2)
Equity securities..........       5.1        0.8      (0.7)      24.7         25.0         --        54.9          --
Other invested assets/(1)/.     227.2      247.4     (14.8)    (271.7)       231.6      (99.1)      320.6       248.8
Reinsurance
  recoverable/(2)/.........        --         --        --       14.9           --         --        14.9          --
                             --------    -------   -------    -------     --------  ---------    --------     -------
Total Level 3 assets.......  $2,276.5    $(370.6)  $(698.3)   $(624.5)    $5,050.4  $(1,337.5)   $4,296.0     $(358.4)
                             ========    =======   =======    =======     ========  =========    ========     =======

--------
/(1)/Includes certain trading securities, restricted other invested assets and derivatives.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities. The balance as of December 31, 2008 has been revised to include this amount.

   The following table presents additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of and for the dates indicated:

                                                                                                          Total (gains)
                                       Total realized and                                                     losses
                                       unrealized (gains)    Purchases,                                    included in
                           Beginning         losses            sales                            Ending     net (income)
                            balance   ---------------------  issuances                         balance         loss
                             as of    Included in               and                 Transfer    as of      attributable
                           January 1, net (income) Included settlements,  Transfer   out of  December 31, to liabilities
(Amounts in millions)         2009        loss      in OCI      net      in Level 3 Level 3      2009       still held
---------------------      ---------- ------------ -------- ------------ ---------- -------- ------------ --------------
Policyholder account
  balances/(1)/...........   $784.8     $(654.8)     $--       $26.6        $--       $--       $156.6       $(640.7)
Other liabilities/(2)/....       --         4.3       --        (1.0)        --        --          3.3           4.3
                             ------     -------      ---       -----        ---       ---       ------       -------
Total Level 3 liabilities.   $784.8     $(650.5)     $--       $25.6        $--       $--       $159.9       $(636.4)
                             ======     =======      ===       =====        ===       ===       ======       =======

                                                                                                          Total (gains)
                                       Total realized and                                                     losses
                                       unrealized (gains)    Purchases,                                    included in
                           Beginning         losses            sales                            Ending     net (income)
                            balance   ---------------------  issuances                         balance         loss
                             as of    Included in               and                 Transfer    as of      attributable
                           January 1, net (income) Included settlements,  Transfer   out of  December 31, to liabilities
(Amounts in millions)         2008        loss      in OCI      net      in Level 3 Level 3      2008       still held
---------------------      ---------- ------------ -------- ------------ ---------- -------- ------------ --------------
Policyholder account
  balances/(3)/...........   $30.3       $725.1      $--       $29.4        $--       $--       $784.8        $728.1
                             -----       ------      ---       -----        ---       ---       ------        ------
Total Level 3 liabilities.   $30.3       $725.1      $--       $29.4        $--       $--       $784.8        $728.1
                             =====       ======      ===       =====        ===       ===       ======        ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance. The balance as of January 1, 2009 has been revised to exclude the impact of reinsurance.
/(2)/Represents derivative liabilities.
/(3)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance. The balance as of December 31, 2008 has been revised to exclude the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or OCI within stockholder's equity based on the appropriate accounting treatment for the instrument.

   Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities and purchases and settlements of derivative instruments.

   Purchases, sales, issuances and settlements, net, presented for policyholder account balances represents the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance; and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the tables presented above.

   The amount presented for unrealized gains (losses) for assets and liabilities still held as of the reporting date primarily represents impairments for available-for-sale securities, accretion on certain fixed maturity securities, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivatives associated with our GMWB liabilities that existed as of the reporting date, which were recorded in net investment gains (losses).

   Non-Recurring Fair Value Measurements

   We hold investments in bank loans that are recorded at the lower of cost or fair value and are recorded in other invested assets. As of December 31, 2009, no bank loans were recorded at fair value as cost was lower than their respective fair values, and therefore, there were no fair value loss adjustments for the year ended December 31, 2009. As of December 31, 2008, all bank loans were recorded at fair value, which was lower than their respective cost. Accordingly, for the year ended December 31, 2008, we recorded $5.7 million of fair value loss adjustments which were included in net investment gains (losses) in the consolidated statement of income. Fair value for bank loans was determined using inputs based on market observable information and was classified as Level 2.

(15) Non-Controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Total securitized assets were as follows as of December 31:

                   (Amounts in millions)         2009   2008
                   ---------------------        ------ ------
                   Assets secured by:
                   Commercial mortgage loans... $ 83.6 $ 92.3
                   Fixed maturity securities...   53.3   62.9
                   Other receivables...........   71.2   86.8
                                                ------ ------
                      Total securitized assets. $208.1 $242.0
                                                ====== ======

   We evaluated the economic, liquidity and credit risk related to the above Qualified Special Purpose Entities ("QSPEs") and believed that the likelihood was remote that any such arrangements could have had a significant adverse effect on our results of operations, liquidity or financial position. Financial support for certain QSPEs was provided under credit support agreements in which Genworth provided limited recourse for a maximum of $117.4 million of credit losses as of December 31, 2008. Assets with credit support were funded by demand notes that were further enhanced with support provided by a third-party. In 2009, Genworth paid $0.9 million associated with one of these arrangements. The related securitization structure terminated in the fourth quarter of 2009 upon final payments made by the structure. As of December 31, 2009, Genworth has not been required to make any payments under the credit support agreements for the two remaining arrangements. These agreements will remain in place throughout the life of the related entities.

   Sales of securitized assets to QSPEs typically result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2009, 2008 and 2007.

   Amounts recognized in our consolidated financial statements related to our historical securitization activity with QSPEs were as follows as of December 31:

                                              2009       2008
                                           ---------- ----------
                                                Fair       Fair
               (Amounts in millions)       Cost value Cost value
               ---------------------       ---- ----- ---- -----
               Retained interests--assets. $2.0 $5.5  $6.3 $14.5
               Servicing assets...........   --   --    --    --
               Recourse liability.........   --   --    --    --
                                           ---- ----  ---- -----
                  Total................... $2.0 $5.5  $6.3 $14.5
                                           ==== ====  ==== =====

   Retained interests. In certain securitization transactions, we retained an interest in transferred assets. Those interests take various forms and may be subject to credit, prepayment and interest rate risks. When we securitized receivables, we determined the fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions were based on our experience, market trends and anticipated performance related to the particular assets securitized. Our retained interests are reflected as available-for-sale fixed maturity securities.

   Servicing assets. Following a securitization transaction, we retained the responsibility for servicing the receivables, and as such, were entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There were no servicing assets nor liabilities recorded as the benefits of servicing the assets were adequate to compensate an independent servicer for its servicing responsibilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Recourse liability. As described previously, under credit support agreements, we provided recourse for credit losses in special purpose entities. We provided for expected credit losses under these agreements and such amounts approximated fair value.

   As a result of the entities being considered QSPEs, we do not currently evaluate these entities for consolidation. However, these entities will be considered for consolidation as a result of new accounting guidance for consolidation of VIEs. See note 2 for more information related to the new accounting guidance and expected impact upon adoption.

(16) Restrictions on Dividends

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Based on statutory results as of December 31, 2009, we are able to distribute $403.3 million in dividends in 2010 without obtaining regulatory approval. Based on statutory results as of December 31, 2009, we estimate our insurance subsidiaries could pay dividends of approximately $7.4 million to us in 2010 without obtaining regulatory approval. However, we do not expect our insurance subsidiaries to pay dividends to us in 2010 at this level as they retain capital for growth and to meet capital requirements.

   There were no common stock dividends declared in 2009, 2008 or 2007.

   In addition to the common stock dividends, we declared and paid preferred stock dividends. Dividends on the Series A Preferred Stock were cumulative and payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On January 22, 2007, the Board of Directors authorized the redemption of the 110,000 outstanding shares of Series A Preferred Stock for par value of $110.0 million and $2.2 million in accrued dividends on the redeemed shares. On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed or permitted by such authorities. Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholder's equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our insurance subsidiaries have no material permitted accounting practices, except for River Lake V, River Lake VI and River Lake
VII. River Lake V and River Lake VII were granted permitted accounting practices from the state of Vermont to carry their reserves on a U.S. GAAP basis. River Lake VI was granted a permitted accounting practice from the state of Delaware to record a portion of the undrawn amount of its existing letter of credit and any additional letters of credit as gross paid-in and contributed surplus, thereby including such amounts in its statutory surplus. The amount of the letters of credit recorded as gross paid-in and contributed surplus is equal to the excess of statutory reserves less the economic reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The tables below include our combined statutory net income (loss) and statutory capital and surplus:

                                                                    Years ended December 31,
                                                                   -------------------------
(Amounts in millions)                                                2009     2008     2007
---------------------                                              -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $ 260.5  $(245.7) $ 325.1
Captive life reinsurance subsidiaries combined statutory net loss.  (154.2)  (330.2)  (413.3)
                                                                   -------  -------  -------
   Combined statutory net income (loss)........................... $ 106.3  $(575.9) $ (88.2)
                                                                   =======  =======  =======

                                                   As of December 31,
                                                   -----------------
           (Amounts in millions)                     2009      2008
           ---------------------                   --------  --------
           Combined statutory capital and surplus. $1,983.0  $1,971.0

   Statutory net income (loss) from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from GLAIC. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net income (loss) and distributable income of GLAIC and our life insurance subsidiaries are not affected by the statutory net loss of the captives, except to the extent dividends are received from captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,724.9 million and $1,313.5 million as of December 31, 2009 and 2008, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake V, River Lake VI and River Lake VII, includes surplus notes (non-recourse funding obligations) as further described in note 10.

   On February 24, 2009, GLIC delivered to GLICNY a capital contribution of $150.0 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. Accordingly, the portion of the contribution attributable to GLAIC was $51.8 million, of which, $51.7 million consisted of securities. On December 30, 2008, GLIC delivered to GLICNY a capital contribution of $31.5 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. Accordingly, the portion of the contribution attributable to GLAIC was $10.9 million.

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and market risk; and (iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and our subsidiaries. As of December 31, 2009 and 2008, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels.

(18) Segment Information

   We conduct our operations in two business segments: (1) Protection, which includes term and universal life insurance and Medicare supplement insurance; and (2) Retirement Income, which principally includes fixed and variable deferred and immediate individual annuities and group variable annuities offered through retirement plans. We also have Corporate and Other activities which include income and expenses not allocated to the segments as well as non-strategic products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   We allocate net investment gains (losses) from Corporate and Other activities to our Protection and Retirement Income segments using an approach based principally upon the investment portfolios established to support each of those segments' products and targeted capital levels.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits, acquisition and operating expenses and policy-related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2009:

                                                                       Retirement Corporate
(Amounts in millions)                                       Protection   Income   and Other Consolidated
---------------------                                       ---------- ---------- --------- ------------
Premiums................................................... $   933.0  $    49.1  $    0.3   $   982.4
Net investment income......................................     371.7      216.6      56.4       644.7
Net investment gains (losses)..............................    (258.0)      17.7     (75.6)     (315.9)
Policy fees and other income...............................     365.4      160.3      73.5       599.2
                                                            ---------  ---------  --------   ---------
   Total revenues..........................................   1,412.1      443.7      54.6     1,910.4
                                                            ---------  ---------  --------   ---------
Benefits and other changes in policy reserves..............     798.8      233.7       0.2     1,032.7
Interest credited..........................................     222.2       67.2      50.3       339.7
Acquisition and operating expenses, net of deferrals.......     160.9       75.5      10.6       247.0
Amortization of deferred acquisition costs and intangibles.     102.9      134.3       3.8       241.0
Interest expense...........................................      92.5         --      (0.8)       91.7
                                                            ---------  ---------  --------   ---------
   Total benefits and expenses.............................   1,377.3      510.7      64.1     1,952.1
                                                            ---------  ---------  --------   ---------
Income (loss) before income taxes and equity in net income
  (loss) of unconsolidated subsidiary......................      34.8      (67.0)     (9.5)      (41.7)
Provision (benefit) for income taxes.......................       7.6      (35.9)     (7.7)      (36.0)
                                                            ---------  ---------  --------   ---------
Income (loss) before equity in net income (loss) of
  unconsolidated subsidiary................................      27.2      (31.1)     (1.8)       (5.7)
Equity in net income (loss) of unconsolidated subsidiary...        --         --       4.4         4.4
                                                            ---------  ---------  --------   ---------
Net income (loss).......................................... $    27.2  $   (31.1) $    2.6   $    (1.3)
                                                            =========  =========  ========   =========

Total assets............................................... $15,299.1  $22,404.9  $3,481.4   $41,185.4
                                                            =========  =========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2008:

                                                                       Retirement Corporate
(Amounts in millions)                                       Protection   Income   and Other Consolidated
---------------------                                       ---------- ---------- --------- ------------
Premiums................................................... $   919.9  $   148.2  $    0.4   $ 1,068.5
Net investment income......................................     522.0      245.8     180.5       948.3
Net investment gains (losses)..............................    (424.9)    (154.1)   (357.7)     (936.7)
Policy fees and other income...............................     345.1      167.7      94.9       607.7
                                                            ---------  ---------  --------   ---------
   Total revenues..........................................   1,362.1      407.6     (81.9)    1,687.8
                                                            ---------  ---------  --------   ---------
Benefits and other changes in policy reserves..............     773.4      365.2       0.2     1,138.8
Interest credited..........................................     219.2       77.1     154.4       450.7
Acquisition and operating expenses, net of deferrals.......     163.2       85.7      21.3       270.2
Amortization of deferred acquisition costs and intangibles.     116.4      124.2       3.4       244.0
Interest expense...........................................     168.1         --        --       168.1
                                                            ---------  ---------  --------   ---------
   Total benefits and expenses.............................   1,440.3      652.2     179.3     2,271.8
                                                            ---------  ---------  --------   ---------
Income (loss) before income taxes and equity in net income
  (loss) of unconsolidated subsidiary......................     (78.2)    (244.6)   (261.2)     (584.0)
Provision (benefit) for income taxes.......................     (26.5)     (91.8)    (94.0)     (212.3)
                                                            ---------  ---------  --------   ---------
Income (loss) before equity in net income (loss) of
  unconsolidated subsidiary................................     (51.7)    (152.8)   (167.2)     (371.7)
Equity in net income (loss) of unconsolidated subsidiary...        --         --     (37.6)      (37.6)
                                                            ---------  ---------  --------   ---------
Net income (loss).......................................... $   (51.7) $  (152.8) $ (204.8)  $  (409.3)
                                                            =========  =========  ========   =========

Total assets............................................... $14,926.2  $21,357.2  $5,087.4   $41,370.8
                                                            =========  =========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following is a summary of our segments and Corporate and Other activities as of the year ended December 31, 2007:

                                                                        Retirement Corporate
(Amounts in millions)                                        Protection   Income   and Other Consolidated
---------------------                                        ---------- ---------- --------- ------------
Premiums....................................................  $  891.5    $171.3    $  0.4     $1,063.2
Net investment income.......................................     609.3     305.9     274.7      1,189.9
Net investment gains (losses)...............................     (26.6)    (30.1)    (34.4)       (91.1)
Policy fees and other income................................     346.6     144.5       0.2        491.3
                                                              --------    ------    ------     --------
   Total revenues...........................................   1,820.8     591.6     240.9      2,653.3
                                                              --------    ------    ------     --------
Benefits and other changes in policy reserves...............     780.5     324.8       0.1      1,105.4
Interest credited...........................................     217.4      90.9     233.0        541.3
Acquisition and operating expenses, net of deferrals........     145.6      75.6      23.0        244.2
Amortization of deferred acquisition costs and intangibles..     106.8      43.3       1.3        151.4
Interest expense............................................     204.6        --       0.5        205.1
                                                              --------    ------    ------     --------
   Total benefits and expenses..............................   1,454.9     534.6     257.9      2,247.4
                                                              --------    ------    ------     --------
Income before income taxes and equity in net income of
  unconsolidated subsidiary.................................     365.9      57.0     (17.0)       405.9
Provision (benefit) for income taxes........................     125.7     (18.9)     (5.5)       101.3
                                                              --------    ------    ------     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary................................................     240.2      75.9     (11.5)       304.6
                                                              --------    ------    ------     --------
Equity in net income of unconsolidated subsidiary...........        --        --      19.1         19.1
                                                              --------    ------    ------     --------
Net income..................................................  $  240.2    $ 75.9    $  7.6     $  323.7
                                                              ========    ======    ======     ========

(19) Commitments and Contingencies

   (a) Litigation

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict, nor to determine the ultimate outcomes of all pending investigations and legal proceedings, nor to provide reasonable ranges of potential losses.

   (b) Commitments

   As of December 31, 2009, we were committed to fund $63.0 million in limited partnership investments.

   In December 2007, GLAIC entered into a $550.0 million Letter of Credit and Reimbursement Agreement (the "LOC Agreement") as guarantor with River Lake V, a direct subsidiary, and a third-party bank that served as the administrative agent. Genworth, our ultimate parent, guaranteed the complete and timely performance of all

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

of River Lake V's obligations under the LOC Agreement, which was terminated on September 11, 2008. It was replaced with letters of credit issued by other third-party banks that required Genworth to provide parental support under certain circumstances in an amount up to $100.0 million. After the downgrade of its holding company, Genworth fully satisfied this obligation in December 2008. Therefore, there was no outstanding commitment as of December 31, 2009.

   On April 7, 2009, GLAIC entered into a reinsurance treaty with River Lake VII, a subsidiary of GLAIC, effective January 1, 2009 (the "Reinsurance Treaty I"). In conjunction with the Reinsurance Treaty I, on April 7, 2009, River Lake VII delivered to GLAIC a $580.0 million conditional letter of credit issued by a third-party bank.

   On December 30, 2008, GLAIC entered into a reinsurance treaty with River Lake VI, a subsidiary of GLAIC, effective October 1, 2008 (the "Reinsurance Treaty"). In conjunction with the Reinsurance Treaty, on December 30, 2008, River Lake VI delivered to GLAIC a $200.0 million conditional letter of credit issued by a third-party bank.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $274.1 million as of December 31, 2009.

(20) Investment in Unconsolidated Subsidiary

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2009 and 2008, the carrying value of our investment in GLICNY was $381.4 million and $219.1 million, respectively, and was included in other invested assets.

   The tables below provide summarized financial information for GLICNY as of or for the years ended December 31:

                                        Years ended December 31,
                                        ----------------------
                 (Amounts in millions)   2009      2008    2007
                 ---------------------  ------   -------  ------
                 Net investment income. $298.4   $ 314.1  $301.4
                 Total revenues........ $411.1   $ 325.0  $511.3
                 Net income (loss)..... $ 12.8   $(108.9) $ 54.4

                                             As of December 31,
                                             -----------------
                 (Amounts in millions)         2009      2008
                 ---------------------       --------  --------
                 Total assets............... $9,686.7  $9,128.0
                 Total liabilities.......... $8,581.1  $8,493.1
                 Total stockholders' equity. $1,105.6  $  634.9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under date of April 13, 2010, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2009, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

   As discussed in note 2 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments in 2009.

/s/ KPMG LLP

Richmond, Virginia
April 13, 2010

                                  Schedule I

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

       Summary of investments--other than investments in related parties
                             (Amounts in millions)

   As of December 31, 2009, the amortized cost or cost, fair value and carrying value of our invested assets were as follows:

                                                      Amortized
                                                       cost or             Carrying
Type of Investment                                      cost    Fair value  value
------------------                                    --------- ---------- ---------
Fixed maturity securities:
   Bonds:
       U.S. government, agencies and authorities..... $   649.7 $   654.5  $   654.5
       Government--non-U.S...........................     148.9     154.6      154.6
       Public utilities..............................     747.3     758.1      758.1
       All other corporate bonds.....................  10,535.9   9,430.5    9,430.5
                                                      --------- ---------  ---------
          Total fixed maturity securities............  12,081.8  10,997.7   10,997.7
Equity securities....................................      90.5     101.3      101.3
Commercial mortgage loans............................   2,363.3     xxxxx    2,363.3
Policy loans.........................................     515.7     xxxxx      515.7
Other invested assets/(1)/...........................   2,261.1     xxxxx    2,226.0
                                                      --------- ---------  ---------
          Total investments.......................... $17,312.4     xxxxx  $16,204.0
                                                      ========= =========  =========

--------
/(1)/The amount shown in the consolidated balance sheet for other invested assets differs from amortized cost or cost presented, as other invested assets include certain assets with a carrying amount that differs from amortized cost or cost.

   See Accompanying Report of Independent Registered Public Accounting Firm

                                 Schedule III

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                      Supplemental Insurance Information
                             (Amounts in millions)

                         Deferred                 Policyholder  Liability for
                        Acquisition Future Policy   Account      Policy and    Unearned
Segment                    Costs      Benefits      Balances   Contract Claims Premiums
-------                 ----------- ------------- ------------ --------------- --------
December 31, 2009
   Protection..........  $2,698.2     $2,430.5     $ 4,901.6       $283.1       $17.2
   Retirement Income...     477.6      7,454.6       3,822.4         11.8          --
   Corporate and Other.       4.3           --       2,638.5           --          --
                         --------     --------     ---------       ------       -----
       Total...........  $3,180.1     $9,885.1     $11,362.5       $294.9       $17.2
                         ========     ========     =========       ======       =====
December 31, 2008
   Protection..........  $2,675.1     $2,329.6     $ 4,865.8       $264.8       $19.2
   Retirement Income...     611.7      7,606.6       4,823.1         16.1          --
   Corporate and Other.       8.0           --       4,328.4           --          --
                         --------     --------     ---------       ------       -----
       Total...........  $3,294.8     $9,936.2     $14,017.3       $280.9       $19.2
                         ========     ========     =========       ======       =====

                                                Interest                   Amortization
                                              Credited and    Acquisition  of Deferred
                                    Net       Benefits and   and Operating Acquisition
                        Premium  Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                 Revenue    Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                 -------- ---------- ---------------- ------------- ------------ --------
December 31, 2009
   Protection.......... $  933.0  $  371.7      $1,021.0        $160.9        $102.9    $  912.0
   Retirement Income...     49.1     216.6         300.9          75.5         134.3        49.1
   Corporate and Other.      0.3      56.4          50.5          10.6           3.8         0.3
                        --------  --------      --------        ------        ------    --------
       Total........... $  982.4  $  644.7      $1,372.4        $247.0        $241.0    $  961.4
                        ========  ========      ========        ======        ======    ========
December 31, 2008
   Protection.......... $  919.9  $  522.0      $  992.6        $163.2        $116.4    $  908.2
   Retirement Income...    148.2     245.8         442.3          85.7         124.2       148.2
   Corporate and Other.      0.4     180.5         154.6          21.3           3.4         0.4
                        --------  --------      --------        ------        ------    --------
       Total........... $1,068.5  $  948.3      $1,589.5        $270.2        $244.0    $1,056.8
                        ========  ========      ========        ======        ======    ========
December 31, 2007
   Protection.......... $  891.5  $  609.3      $  997.9        $145.6        $106.8    $  868.8
   Retirement Income...    171.3     305.9         415.7          75.6          43.3       171.2
   Corporate and Other.      0.4     274.7         233.1          23.0           1.3         0.4
                        --------  --------      --------        ------        ------    --------
       Total........... $1,063.2  $1,189.9      $1,646.7        $244.2        $151.4    $1,040.4
                        ========  ========      ========        ======        ======    ========

   See Accompanying Report of Independent Registered Public Accounting Firm

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (A) FINANCIAL STATEMENTS


   All required financial statements are included in Part B of this Registration Statement.


   (B) EXHIBITS

(1)(a)      Resolution of Board of Directors of The Life Insurance Company of
            Virginia authorizing the establishment of the Variable Account.
            Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 033-76334.

(1)(a)(i)   Resolution of Board of Directors of GE Life and Annuity Assurance
            Company authorizing the change in name of Life of Virginia Separate
            Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(ii)  Resolution of the Board of Directors of Genworth Life and Annuity
            Insurance Company authorizing the change in name GE Life & Annuity
            Separate Account 4 to Genworth Life & Annuity VA Separate Account 1.
            Previously filed on January 3, 2006 with Post-Effective Amendment
            No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(1)(b)      Resolution of Board of Directors of GE Life and Annuity Assurance
            Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total
            Return Fund of GE Investments Funds, Inc. Previously filed on October
            31, 2001 with initial filing to Form S-6 for GE Life & Annuity
            Separate Account II, Registration No. 333-72572.

(1)(b)(i)   Resolution of the Board of Directors of GE Life and Annuity Assurance
            Company authorizing the change in name of GE Life and Annuity
            Assurance Company to Genworth Life and Annuity Insurance Company.
            Previously filed on January 3, 2006 with Post-Effective Amendment
            No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(2)         Not applicable.

(3)(a)      Underwriting Agreement dated December 1, 2001 between GE Life and
            Annuity Assurance Company and Capital Brokerage Corporation.
            Previously filed on December 13, 2001 with Pre-Effective No. 1 to
            Form S-1 for GE Life and Annuity Assurance Company, Registration
            No. 333-69620.

(3)(b)      Dealer Sales Agreement. Previously filed on December 13, 2001 with
            Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance
            Company, Registration No. 333-69620.

(4)(a)(i)   Contract Form P1161 3/01. Previously filed on January 15, 2002 with
            Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
            Separate Account 4, Registration No. 333-67904.

(4)(b)(i)   Waiver of Scheduled Purchase Payments Upon Disability Rider P5163
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(a)(ii)  Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(b)(iii) Waiver of Scheduled Purchase Payments Joint Annuity Life Rider P5165
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.


(4)(b)(iv) Guaranteed Minimum Income Payment Endorsement P5168 3/01. Previously
           filed on January 15, 2002 with Pre-Effective Amendment No. 1 to Form
           N-4 for GE Life & Annuity Separate Account 4, Registration No.
           333-67904.

(4)(b)(v)  Joint Annuitant Endorsement P5219 1/03. Previously filed on February
           18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
           & Annuity Separate Account 4, Registration No. 333-67904.

(4)(b)(vi) Funding Annuity Endorsement P5230 1/03. Previously filed on February
           18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
           & Annuity Separate Account 4, Registration No. 333-67904.

(5)        Variable Annuity Application Form 18087 8/2001. Previously filed on
           January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(a)     Form of Additional Payment Allocation Request. Previously filed on
           January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(b)     Variable Annuity Application -- Additional Riders Form 18087RDR
           8/2001. Previously filed on January 16, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(6)(a)     Amended and Restated Articles of Incorporation of Genworth Life and
           Annuity Insurance Company. Previously filed on January 3, 2006 with
           Post-Effective Amendment No. 11 to Form N-4 for Genworth Life &
           Annuity VA Separate Account 1, Registration No. 333-67904.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 11 to Form
           N-4 for Genworth Life & Annuity VA Separate Account 1, Registration
           No. 333-67904.

(7)        Reinsurance Agreement. Previously filed on April 17, 2003 with
           Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity
           Separate Account 4, Registration No. 333-67904.

(8)        Participation Agreement between GE Investments Funds, Inc. and
           Genworth Life and Annuity Insurance Company. Previously filed on
           April 13, 2007 with Post-Effective Amendment No. 13 to Form N-4 for
           Genworth Life & Annuity VA Separate Account 1, Registration No.
           333-67904.

(9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11)       Not applicable.

(12)       Not applicable.

(13) Schedule Showing Computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14)       Power of Attorney. Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME                    POSITIONS AND OFFICES WITH DEPOSITOR
----                    ------------------------------------
Pamela S. Schutz        Chairperson of the Board, President and Chief Executive
                        Officer

Paul A. Haley           Director, Senior Vice President and Chief Actuary

Ronald P. Joelson(2)    Director, Senior Vice President and Chief Investment Officer

Leon E. Roday(1)        Director and Senior Vice President

Geoffrey S. Stiff       Director and Senior Vice President

John G. Apostle, II(1)  Senior Vice President and Chief Compliance Officer

Thomas E. Duffy         Senior Vice President, General Counsel and Secretary

Christopher J. Grady    Senior Vice President

Kelly L. Groh           Senior Vice President and Chief Financial Officer

Patrick B. Kelleher(1)  Senior Vice President

James H. Reinhart       Senior Vice President

Thomas M. Stinson       Senior Vice President

Jac J. Amerell          Vice President and Controller

Gary T. Prizzia(1)      Treasurer

Michael P. Cogswell     Vice President

Matthew P. Sharpe       Vice President


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.


   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                                  [FLOW CHART]



ITEM 27.  NUMBER OF CONTRACTOWNERS


   As of March 10, 2010 there were 6,768 owners of Qualified Contracts and 4,506 owners of Non-Qualified Contracts.


ITEM 28.  INDEMNIFICATION

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, the board of directors may cause Genworth Life and Annuity Insurance Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

ITEM 29.  PRINCIPAL UNDERWRITER

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


        NAME                   ADDRESS             POSITIONS AND OFFICES WITH UNDERWRITER
        ----                    -------            --------------------------------------
John G. Apostle, II... 6620 W. Broad St.         Director
                       Richmond, VA 23230
Christopher J. Grady.. 6610 W. Broad St.         Director, President and Chief Executive
                       Richmond, VA 23230        Officer
Geoffrey S. Stiff..... 6610 W. Broad St.         Director and Senior Vice President
                       Richmond, VA 23230
Patrich B. Kelleher... 6620 W. Broad St.         Senior Vice President
                       Richmond, VA 23230
Scott E. Wolfe........ 6610 West Broad St.       Senior Vice President and Chief Compliance
                       Richmond, VA 23230        Officer
Edward J. Wiles, Jr... 3001 Summer St.,          Senior Vice President
                       2nd Floor
                       Stamford, CT 06905
Kelly L. Groh......... 6610 W. Broad Street      Chief Financial Officer
                       Richmond, Virginia 23230
James H. Reinhart..... 6610 W. Broad St.         Vice President
                       Richmond, VA 23230
Michele L. Trampe..... 6610 W. Broad St.         Vice President and Controller
                       Richmond, VA 23230

        NAME                 ADDRESS         POSITIONS AND OFFICES WITH UNDERWRITER
        ----                  -------        --------------------------------------
Gary T. Prizzia....... 6620 W. Broad Street    Treasurer
                       Richmond, VA 23230
Bonnie C. Turner...... 6610 West Broad St.     Financial & Operations Principal
                       Richmond, VA 23230

   (c)


                                     (2)
            (1)                NET UNDERWRITING      (3)           (4)
          NAME OF               DISCOUNTS AND   COMPENSATION    BROKERAGE      (5)
    PRINCIPAL UNDERWRITER        COMMISSIONS    ON REDEMPTION  COMMISSIONS COMPENSATION
    ---------------------      ---------------- -------------  ----------- ------------
Capital Brokerage Corporation.  Not Applicable  Not Applicable    12.0%    $64.1 million


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

ITEM 31.  MANAGEMENT SERVICES

   Not Applicable.

ITEM 32.  UNDERTAKINGS

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO RULE 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and the Genworth Life & Annuity VA Separate Account 1 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April, 2010.


                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT
                                     1 (REGISTRANT)

                                   By:         /s/  Michael P. Cogswell
                                        -------------------------------------
                                                  MICHAEL P. COGSWELL
                                                    VICE PRESIDENT

                                   BY: GENWORTH LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                       (Depositor)

                                   By:         /s/  Michael P. Cogswell
                                        -------------------------------------
                                                  MICHAEL P. COGSWELL
                                                    VICE PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          NAME                            TITLE                       DATE
          ----                            -----                       ----

 /s/  *PAMELA S. SCHUTZ   Chairperson of the Board, President    April 26, 2010
-------------------------   and Chief Executive Officer
    PAMELA S. SCHUTZ

  /s/  *PAUL A. HALEY     Director, Senior Vice President and    April 26, 2010
-------------------------   Chief Actuary
     PAUL A. HALEY

/s/  *RONALD P. JOELSON   Director, Senior Vice President and    April 26, 2010
-------------------------   Chief Investment Officer
   RONALD P. JOELSON

  /s/  *LEON E. RODAY     Director and Senior Vice President     April 26, 2010
-------------------------
     LEON E. RODAY

/s/  *GEOFFREY S. STIFF   Director and Senior Vice President     April 26, 2010
-------------------------
   GEOFFREY S. STIFF

  /s/  *KELLY L. GROH     Senior Vice President and Chief        April 26, 2010
-------------------------   Financial Officer
     KELLY L. GROH

  /s/  *JAC J. AMERELL    Vice President and Controller          April 26, 2010
-------------------------
     JAC J. AMERELL



*By:  /s/  MICHAEL P. COGSWELL  , pursuant to Power of                 April 26, 2010
      -------------------------   Attorney executed on December 16,
        MICHAEL P. COGSWELL       2009.